                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: 12/31

Date of reporting period: 01/01/08 - 06/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 Message from the President
                 and
                 Semiannual Report
                 Unaudited
                 June 30, 2008

                 NOT A PART OF THE SEMIANNUAL REPORT

MESSAGE FROM

THE PRESIDENT


For equity investors, the first half of 2008 was particularly challenging, with major stock indexes recording negative returns across all styles and capitalization levels. A number of factors contributed to the market's decline.

When interest rates hit all-time lows in 2003, some mortgage lenders relaxed their loan requirements to help homebuyers capitalize on the situation. When interest rates later began to rise, many homeowners found it difficult to cover rising mortgage costs. During the first half of 2008, the situation came to a head, and several financial institutions took substantial write-offs on subprime-mortgage portfolios.

In the meantime, rapid growth in emerging markets brought increased demand for commodities, including oil, natural gas and metals. Higher demand led to higher prices, which was good for the energy and materials sectors, both of which advanced during the first half of 2008. But airlines, automakers, and many manufacturing industries suffered as the cost of fuel and raw materials continued to rise. In time, many companies lowered their earnings estimates, sending a negative signal to equity investors.

Rising mortgage costs and higher gasoline prices left consumers with less money for discretionary spending, and retail sales declined. Real gross domestic product rose modestly in the first quarter of 2008 after declining in the fourth quarter of 2007. According to advance estimates from the Bureau of Economic Analysis, real gross domestic product increased at a seasonally adjusted annual rate of 1.9% during the second quarter of 2008.

During the first six months of 2008, many investors sought refuge in the bond market. But mortgage-backed securities and structured investment vehicles were facing difficulties, so investors flocked to Treasury issues, while riskier assets--including high-yield bonds and leveraged loans--tended to decline. During the second quarter, leveraged loans recorded their best quarterly performance in 15 years, but the gains weren't enough to offset earlier setbacks.

The Federal Open Market Committee responded to the market difficulties during the first half of 2008 by progressively lowering the federal funds target rate from 4.25% to 2.00%. The Federal Reserve also took other steps to increase liquidity and give financial institutions access to low-cost funding. In March, the Federal Reserve even helped arrange for ailing Bear Stearns to be acquired by J.P. Morgan Chase.

Since no one can predict what the markets will do next, it's difficult to say when the situation will improve. But many find it encouraging that the Federal Reserve has taken decisive steps to stabilize the bond markets and has continued to monitor inflation developments carefully.

At MainStay VP Series Fund, Inc., our portfolio managers rely on time-tested investment principles to weather difficult markets. They continue to seek performance in line with the investment objectives and strategies of the respective Portfolios they manage. Rather than being overly concerned about current conditions, they focus on the long-range potential that their investment process offers across full market cycles.

The reports that follow provide greater insight into the specific decisions and securities that affected your investments in MainStay VP Series Fund, Inc., during the first six months of 2008. As you review these short-term results, we hope you will maintain a long-range view of the markets and the potential your investments provide.

In the investment world, short-term price variations are a fact of life. While past performance is no guarantee of future results, if you maintain a long-term perspective, you may be in a better position to assess the most appropriate ways to effectively pursue your long-term goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                        Not part of the Semiannual Report

                        This page intentionally left blank

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 MainStay VP Semiannual Report
                 June 30, 2008

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS




INDEX DEFINITIONS                        M-2
--------------------------------------------

MAINSTAY VP BALANCED PORTFOLIO           M-4
--------------------------------------------

MAINSTAY VP BOND PORTFOLIO              M-22
--------------------------------------------

MAINSTAY VP CAPITAL APPRECIATION
PORTFOLIO                               M-40
--------------------------------------------

MAINSTAY VP CASH MANAGEMENT PORTFOLIO   M-52
--------------------------------------------

MAINSTAY VP COMMON STOCK PORTFOLIO      M-64
--------------------------------------------

MAINSTAY VP CONSERVATIVE ALLOCATION
PORTFOLIO                               M-80
--------------------------------------------

MAINSTAY VP CONVERTIBLE PORTFOLIO       M-92
--------------------------------------------

MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO                              M-106
--------------------------------------------

MAINSTAY VP FLOATING RATE PORTFOLIO    M-120
--------------------------------------------

MAINSTAY VP GOVERNMENT PORTFOLIO       M-138
--------------------------------------------

MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO                              M-152
--------------------------------------------

MAINSTAY VP HIGH YIELD CORPORATE BOND
PORTFOLIO                              M-164
--------------------------------------------

MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO                              M-184
--------------------------------------------

MAINSTAY VP INTERNATIONAL EQUITY
PORTFOLIO                              M-196
--------------------------------------------

MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO                              M-210
--------------------------------------------

MAINSTAY VP MID CAP CORE PORTFOLIO     M-222
--------------------------------------------

MAINSTAY VP MID CAP GROWTH PORTFOLIO   M-238
--------------------------------------------

MAINSTAY VP MID CAP VALUE PORTFOLIO    M-250
--------------------------------------------

MAINSTAY VP MODERATE ALLOCATION
PORTFOLIO                              M-262
--------------------------------------------

MAINSTAY VP MODERATE GROWTH
ALLOCATION PORTFOLIO                   M-274
--------------------------------------------

MAINSTAY VP S&P 500 INDEX PORTFOLIO    M-286
--------------------------------------------

MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO                              M-304
--------------------------------------------

MAINSTAY VP TOTAL RETURN PORTFOLIO     M-318
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS          M-342
--------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS  M-370
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES   M-374
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                   M-374
--------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS        M-375
--------------------------------------------






                                                    mainstayinvestments.com  M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-322. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS, BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Merrill Lynch Corporate & Government 1-10 Years Bond Index (40% weighted).

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of June 2007, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.



                                                    mainstayinvestments.com  M-3

MAINSTAY VP BALANCED PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating
  expenses                                     -6.06%        -7.02%        3.97%


                                            (After Portfolio operating expenses)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                                   GOVERNMENT 1-10
                           MAINSTAY VP       BALANCED COMPOSITE       YEARS BOND      RUSSELL MIDCAP
                       BALANCED PORTFOLIO           INDEX               INDEX           VALUE INDEX
                       ------------------    ------------------    ---------------    --------------
05/02/05                    10000.00              10000.00             10000.00          10000.00
                            10311.00              10502.00             10130.00          10754.00
                            10892.00              11383.00             10118.00          12287.00
                            12166.00              13133.00             10704.00          15001.00
06/30/08                    11312.00              12119.00             11484.00          12438.00






SERVICE CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating expenses             -6.18%        -7.25%        3.68%


                                            (After Portfolio operating expenses)

                                                                      MERRILL LYNCH
                                                                       CORPORATE &
                                                                     GOVERNMENT 1-10
                             MAINSTAY VP       BALANCED COMPOSITE       YEARS BOND      RUSSELL MIDCAP
                         BALANCED PORTFOLIO           INDEX               INDEX           VALUE INDEX
                         ------------------    ------------------    ---------------    --------------
05/02/05                      10000.00              10000.00             10000.00          10000.00
                              10307.00              10502.00             10130.00          10754.00
                              10851.00              11383.00             10118.00          12287.00
                              12091.00              13133.00             10704.00          15001.00
06/30/08                      11214.00              12119.00             11484.00          12438.00






BENCHMARK PERFORMANCE                         SIX           ONE          SINCE
                                            MONTHS         YEAR        INCEPTION
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index(1)             -8.58%       -17.09%        7.13%
Balanced Composite Index(1)                  -4.46         -7.72         6.25
Merrill Lynch Corporate & Government
1-10 Years Bond Index(1)                      1.41          7.29         4.47
Average Lipper Variable Products Mixed-
Asset Target Allocation Growth
Portfolio(2)                                 -7.66         -7.19         6.05



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. This benchmark is a product of Lipper Inc.




M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $939.40         $3.95          $1,020.79         $4.12
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $938.20         $5.16          $1,019.54         $5.37
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                  mainstayinvestments.com    M-5

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Common Stocks                                   58.1
Corporate Bonds                                 37.7
Short-Term Investments (collateral from
  securities lending is 8.4%)                    9.1
Federal Agencies                                 2.4
Yankee Bond                                      0.3
Futures Contracts                               (0.0)*
Liabilities in Excess of Cash and Other
  Assets                                        (7.6)





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-9 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM
INVESTMENTS)



    1.  Hess Corp.
    2.  Lehman Brothers Holdings, Inc.,
        6.625%-7.875%, due 8/15/10-1/18/12
    3.  United States Steel Corp.
    4.  Mosaic Co. (The)
    5.  CSX Corp.
    6.  Citigroup, Inc., 6.50%-7.25%, due
        10/1/10-1/18/11
    7.  Federal National Mortgage Association,
        5.00%-5.375%, due 7/15/16-6/12/17
    8.  Goldman Sachs Group, Inc. (The),
        5.70%-7.35%, due 10/1/09-9/1/12
    9.  International Business Machines Corp.,
        7.50%, due 6/15/13
   10.  CIT Group, Inc., 5.40%-6.875%, due
        11/1/09-3/7/13







M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JOAN M. SABELLA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Balanced Portfolio returned -6.06% for Initial Class shares and -6.18% for Service Class shares. Both share classes outperformed the -7.66% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the -8.58% return of the Russell Midcap(R) Value Index(1) over the same period. Both share classes underperformed the -4.46% return of the Portfolio's Balanced Composite Index(1) for the six months ended June 30, 2008. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance relative to the Russell Midcap(R) Value Index resulted primarily from strong stock selection in the materials and utilities sectors and disappointing stock selection in the energy, health care and industrials sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO AND WHICH SECTORS WERE PARTICULARLY WEAK?

In absolute terms, the Portfolio's three strongest-performing equity sectors were materials, energy and utilities. The Portfolio's three weakest-performing equity sectors were financials, information technology and consumer discretionary.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S EQUITY PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

On an absolute basis, the strongest individual contributors to the Portfolio's equity performance were United States Steel, Mosaic and Hess. All three benefited from rising commodity prices. On an absolute basis, the weakest individual contributors to the Portfolio's equity performance were NVIDIA, WellPoint and Google. NVIDIA suffered from declining market share. WellPoint, an HMO group, revised its earnings projections lower, and slower growth hindered Google.

WERE THERE ANY PURCHASES OR SALES IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE FIRST HALF OF 2008?

The Portfolio looks for stocks that have attractive relative valuations and positive price trends. Among the stocks that fit the Portfolio's purchase criteria during the reporting period were CSX and Electronic Data Systems. Among the stocks that no longer fit the Portfolio's purchase criteria and were sold were SPX and Kimberly-Clark.

HOW DID SECTOR WEIGHTINGS IN THE EQUITY PORTION OF THE PORTFOLIO CHANGE DURING THE SIX MONTHS ENDED JUNE 30, 2008?

Weighting changes in the Portfolio result from the Portfolio's proprietary quantitative security selection process. During the reporting period, the Portfolio's weightings relative to the Russell Midcap(R) Value Index substantially decreased in information technology and health care. During the same period, the Portfolio's weightings moderately increased in energy and industrials.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The Portfolio is subject to market, interest-rate, credit and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies. Not all investment divisions are available under all policies. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of Portfolios that invest in other types of equity securities (such as Portfolios emphasizing growth stocks).

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  mainstayinvestments.com    M-7

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the Portfolio maintained its overweight positions in industrials and energy, which detracted from relative returns. During the reporting period, the Portfolio was substantially underweight financials and utilities, which strengthened the Portfolio's relative returns.

WHAT FACTORS INFLUENCED THE FIXED-INCOME PORTION OF THE PORTFOLIO IN THE FIRST SIX MONTHS OF 2008?

In a series of moves, the Federal Open Market Committee (FOMC) lowered the federal funds target rate from 4.25% to 2.00% during the first half of 2008. The FOMC signaled inflation risk in its June 2008 state- ment, noting that "uncertainty about the inflation outlook remains high."

No significant decisions were made in the fixed-income portion of the Portfolio. The Portfolio maintained a duration of three to five years and a laddered maturity schedule. All bonds in the Portfolio were investment grade when purchased.

During the reporting period, the fixed-income portion of the Portfolio underperformed the Merrill Lynch Corporate & Government 1-10 Years Bond Index,(1) the bond component of the Portfolio's Balanced Composite Index. The underperformance was the result of having a shorter duration than the benchmark as rates declined during the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-8    MainStay VP Balanced Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED




                                          SHARES           VALUE
COMMON STOCKS (58.1%)+
----------------------------------------------------------------

AEROSPACE & DEFENSE (1.7%)
Lockheed Martin Corp.                      8,824   $     870,576
Northrop Grumman Corp.                    18,719       1,252,301
Raytheon Co.                              14,403         810,601
                                                   -------------
                                                       2,933,478
                                                   -------------

AGRICULTURE (0.9%)
Altria Group, Inc.                        20,860         428,882
Bunge, Ltd. (a)                              218          23,476
Lorillard, Inc. (b)                        2,696         186,455
Philip Morris International,
  Inc.                                    19,068         941,768
                                                   -------------
                                                       1,580,581
                                                   -------------

AUTO PARTS & EQUIPMENT (0.6%)
Autoliv, Inc.                             19,942         929,696
BorgWarner, Inc.                           3,474         154,176
                                                   -------------
                                                       1,083,872
                                                   -------------

BANKS (1.8%)
Bank of America Corp.                     27,622         659,337
Bank of New York Mellon Corp.
  (The)                                      139           5,258
Capital One Financial Corp.
  (a)                                      2,863         108,823
Northern Trust Corp.                       9,029         619,119
Regions Financial Corp. (a)                9,380         102,336
State Street Corp.                         1,124          71,925
U.S. Bancorp                               1,333          37,177
UnionBanCal Corp.                          4,517         182,577
Wachovia Corp. (a)                        34,337         533,254
Wells Fargo & Co.                         39,278         932,852
                                                   -------------
                                                       3,252,658
                                                   -------------

BEVERAGES (0.9%)
Molson Coors Brewing Co.
  Class B                                 13,221         718,297
Pepsi Bottling Group, Inc.
  (The)                                   28,530         796,558
                                                   -------------
                                                       1,514,855
                                                   -------------

BIOTECHNOLOGY (0.6%)
Amgen, Inc. (b)                           11,745         553,894
Invitrogen Corp. (b)                      12,814         503,078
                                                   -------------
                                                       1,056,972
                                                   -------------

CHEMICALS (1.7%)
Monsanto Co.                               9,515       1,203,077
V  Mosaic Co. (The) (b)                  12,737       1,843,044
                                                   -------------
                                                       3,046,121
                                                   -------------

COMMERCIAL SERVICES (0.4%)
Moody's Corp. (a)                         21,321         734,295
                                                   -------------


COMPUTERS (3.1%)
Affiliated Computer Services,
  Inc.
  Class A (b)                             16,380         876,166
Apple, Inc. (b)                            5,952         996,603
Computer Sciences Corp. (b)                4,574         214,246
Electronic Data Systems Corp.             37,200         916,608
Hewlett-Packard Co.                       26,937       1,190,885
International Business
  Machines Corp.                          11,574       1,371,866
                                                   -------------
                                                       5,566,374
                                                   -------------

COSMETICS & PERSONAL CARE (0.5%)
Procter & Gamble Co. (The)                14,195         863,198
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (3.1%)
Ameriprise Financial, Inc.                 1,738          70,684
BlackRock, Inc. (a)                        6,268       1,109,436
Goldman Sachs Group, Inc.
  (The)                                    6,693       1,170,606
Invesco, Ltd.                             21,176         507,800
Janus Capital Group, Inc.                  7,310         193,496
JPMorgan Chase & Co.                      33,858       1,161,668
Legg Mason, Inc.                          19,968         870,006
NASDAQ OMX Group, Inc. (The)
  (b)                                     18,247         484,458
                                                   -------------
                                                       5,568,154
                                                   -------------

ELECTRIC (2.3%)
Alliant Energy Corp.                      28,526         977,301
American Electric Power Co.,
  Inc. (a)                                15,002         603,530
DPL, Inc.                                  7,539         198,879
DTE Energy Co.                             7,678         325,854
FirstEnergy Corp.                         18,976       1,562,294
Mirant Corp. (a)(b)                       11,792         461,657
                                                   -------------
                                                       4,129,515
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
Emerson Electric Co.                      25,742       1,272,942
                                                   -------------


ELECTRONICS (0.2%)
Applera Corp.-Applied
  BioSystems Group                         6,789         227,296
Tyco Electronics, Ltd.                     1,204          43,127
                                                   -------------
                                                         270,423
                                                   -------------

ENGINEERING & CONSTRUCTION (0.5%)
Foster Wheeler, Ltd. (b)                  11,137         814,672
                                                   -------------


FOOD (2.0%)
H.J. Heinz Co.                            23,544       1,126,580
Hormel Foods Corp.                        13,747         475,784
Kroger Co. (The)                          21,726         627,230


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                             M-9


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
FOOD (CONTINUED)
Safeway, Inc.                             26,439   $     754,833
SUPERVALU, Inc.                           18,058         557,812
                                                   -------------
                                                       3,542,239
                                                   -------------

GAS (1.6%)
Energen Corp.                             19,570       1,527,047
Sempra Energy (a)                         24,290       1,371,170
                                                   -------------
                                                       2,898,217
                                                   -------------

HEALTH CARE--PRODUCTS (0.9%)
DENTSPLY International, Inc.               4,150         152,720
Johnson & Johnson                         22,374       1,439,543
Medtronic, Inc.                            1,712          88,596
                                                   -------------
                                                       1,680,859
                                                   -------------


HEALTH CARE--SERVICES (0.2%)
WellCare Health Plans, Inc.
  (b)                                      6,830         246,904
WellPoint, Inc. (b)                        3,630         173,006
                                                   -------------
                                                         419,910
                                                   -------------

HOME BUILDERS (1.2%)
Centex Corp.                              12,299         164,438
KB Home (a)                               25,147         425,739
Lennar Corp. Class A (a)                  44,325         546,970
NVR, Inc. (a)(b)                             982         491,079
Pulte Homes, Inc. (a)                     47,386         456,327
                                                   -------------
                                                       2,084,553
                                                   -------------

INSURANCE (4.7%)
ACE, Ltd.                                 24,100       1,327,669
Arch Capital Group, Ltd. (b)              20,087       1,332,170
Assurant, Inc.                            17,619       1,162,149
Axis Capital Holdings, Ltd.               41,402       1,234,194
Chubb Corp. (The)                         20,222         991,080
CIGNA Corp.                               18,181         643,426
Genworth Financial, Inc.
  Class A                                 20,580         366,530
Transatlantic Holdings, Inc.               3,810         215,151
Travelers Cos., Inc. (The)                25,712       1,115,901
                                                   -------------
                                                       8,388,270
                                                   -------------

IRON & STEEL (1.8%)
Nucor Corp.                                9,655         720,939
Reliance Steel & Aluminum Co.              8,413         648,558
V  United States Steel Corp.              10,332       1,909,147
                                                   -------------
                                                       3,278,644
                                                   -------------

MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.                         15,794       1,165,913
                                                   -------------


MACHINERY--DIVERSIFIED (0.4%)
AGCO Corp. (a)(b)                          4,206         220,436
Flowserve Corp.                            3,205         438,123
                                                   -------------
                                                         658,559
                                                   -------------

MEDIA (1.8%)
CBS Corp. Class B                         25,584         498,632
Time Warner, Inc.                         93,579       1,384,969
Walt Disney Co. (The)                     43,439       1,355,297
                                                   -------------
                                                       3,238,898
                                                   -------------

MINING (0.9%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      12,799       1,499,915
Southern Copper Corp. (a)                    195          20,793
                                                   -------------
                                                       1,520,708
                                                   -------------

MISCELLANEOUS--MANUFACTURING (3.1%)
Dover Corp.                                3,028         146,464
Eaton Corp.                               17,148       1,457,066
Honeywell International, Inc.             18,399         925,102
Illinois Tool Works, Inc.                  2,990         142,055
Parker Hannifin Corp.                     21,320       1,520,542
Tyco International, Ltd. (a)              33,102       1,325,404
                                                   -------------
                                                       5,516,633
                                                   -------------

OIL & GAS (5.3%)
Chesapeake Energy Corp. (a)               10,559         696,472
Chevron Corp.                             14,983       1,485,265
Cimarex Energy Co.                         9,848         686,110
ConocoPhillips                            15,969       1,507,314
ExxonMobil Corp.                          16,775       1,478,381
V  Hess Corp.                             17,900       2,258,801
Marathon Oil Corp.                         1,448          75,108
Occidental Petroleum Corp.                14,639       1,315,461
                                                   -------------
                                                       9,502,912
                                                   -------------

OIL & GAS SERVICES (0.9%)
National Oilwell Varco,  Inc.
  (b)                                      8,512         755,185
Schlumberger, Ltd.                         7,495         805,188
                                                   -------------
                                                       1,560,373
                                                   -------------

PACKAGING & CONTAINERS (0.5%)
Owens-Illinois, Inc. (b)                  20,456         852,811
                                                   -------------


PHARMACEUTICALS (1.2%)
AmerisourceBergen Corp.                   19,954         797,960
Forest Laboratories, Inc. (b)             12,425         431,644
Gilead Sciences, Inc. (b)                  3,295         174,470
Omnicare, Inc.                             1,557          40,825
Pfizer, Inc.                              23,508         410,685
Watson Pharmaceuticals, Inc.
  (b)                                     10,525         285,964
                                                   -------------
                                                       2,141,548
                                                   -------------




M-10    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
PIPELINES (0.8%)
Williams Cos., Inc.                       36,192   $   1,458,899
                                                   -------------


REAL ESTATE INVESTMENT TRUSTS (2.6%)
Annaly Capital Management,
  Inc. (a)                                88,577       1,373,829
Boston Properties, Inc.                    9,394         847,527
HCP, Inc.                                  5,193         165,189
Hospitality Properties Trust               1,410          34,489
ProLogis (a)                              24,577       1,335,760
Public Storage (a)                        11,396         920,683
                                                   -------------
                                                       4,677,477
                                                   -------------

RETAIL (3.5%)
Big Lots, Inc. (a)(b)                     21,080         658,539
GameStop Corp. Class A (b)                 6,393         258,277
Gap, Inc. (The) (a)                       84,627       1,410,732
Home Depot, Inc. (The)                    13,803         323,266
Ross Stores, Inc.                         30,348       1,077,961
TJX Cos., Inc.                            25,375         798,551
Wal-Mart Stores, Inc.                     25,242       1,418,600
Yum! Brands, Inc.                          6,570         230,541
                                                   -------------
                                                       6,176,467
                                                   -------------

SAVINGS & LOANS (0.2%)
Hudson City Bancorp, Inc.                 22,847         381,088
                                                   -------------


SEMICONDUCTORS (0.8%)
Intel Corp.                               35,262         757,428
LSI Corp. (a)(b)                         107,457         659,786
                                                   -------------
                                                       1,417,214
                                                   -------------

SOFTWARE (1.1%)
Activision, Inc. (b)                       1,093          37,238
Mastercard, Inc. Class A                     173          45,935
Microsoft Corp.                           46,173       1,270,219
Oracle Corp. (b)                          32,085         673,785
                                                   -------------
                                                       2,027,177
                                                   -------------

TELECOMMUNICATIONS (1.4%)
AT&T, Inc.                                26,077         878,534
CenturyTel, Inc.                          32,162       1,144,646
Level 3 Communications, Inc.
  (a)(b)                                 101,839         300,425
Verizon Communications, Inc.               5,912         209,285
                                                   -------------
                                                       2,532,890
                                                   -------------

TOYS, GAMES & HOBBIES (0.5%)
Hasbro, Inc.                              26,500         946,580
Mattel, Inc.                                 257           4,400
                                                   -------------
                                                         950,980
                                                   -------------

TRANSPORTATION (1.0%)
V  CSX Corp.                              29,012       1,822,244
                                                   -------------
Total Common Stocks
  (Cost $106,933,503)                                103,583,593
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT
LONG-TERM BONDS (40.4%)
CORPORATE BONDS (37.7%)
----------------------------------------------------------------

AEROSPACE & DEFENSE (1.2%)
Boeing Co.
  5.125%, due 2/15/13                $   500,000         509,948
General Dynamics Corp.
  4.25%, due 5/15/13                     122,000         120,727
  5.375%, due 8/15/15                    632,000         647,119
United Technologies Corp.
  6.10%, due 5/15/12                     750,000         793,553
                                                   -------------
                                                       2,071,347
                                                   -------------

AGRICULTURE (0.9%)
Altria Group, Inc.
  7.00%, due 11/4/13                     950,000         999,978
UST, Inc.
  6.625%, due 7/15/12                    650,000         679,933
                                                   -------------
                                                       1,679,911
                                                   -------------

AUTO PARTS & EQUIPMENT (0.5%)
Johnson Controls, Inc.
  5.25%, due 1/15/11                     950,000         960,713
                                                   -------------


BANKS (5.1%)
Bank of America Corp.
  7.75%, due 8/15/15                     650,000         699,719
Bank of New York Co., Inc.
  (The)
  7.30%, due 12/1/09                     550,000         568,278
Bank One Corp.
  7.875%, due 8/1/10                     847,000         896,552
Bankers Trust Corp.
  7.50%, due 11/15/15                    247,000         263,479
First Union National Bank
  7.875%, due 2/15/10                    900,000         940,229
HSBC Holdings PLC
  7.50%, due 7/15/09                   1,150,000       1,175,888
SunTrust Banks, Inc.
  7.75%, due 5/1/10                      600,000         622,786
U.S. Bank N.A.
  6.30%, due 2/4/14                    1,425,000       1,503,059
Wachovia Bank N.A.
  7.80%, due 8/18/10                     800,000         843,087


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                  $   100,000   $     104,499
  7.55%, due 6/21/10                   1,350,000       1,423,842
                                                   -------------
                                                       9,041,418
                                                   -------------

BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11                     700,000         716,540
  7.50%, due 3/15/12                     350,000         373,396
  9.00%, due 12/1/09                     400,000         419,510
Coca-Cola Co. (The)
  5.35%, due 11/15/17                    500,000         503,996
  5.75%, due 3/15/11                     125,000         131,049
PepsiCo., Inc.
  5.15%, due 5/15/12                     800,000         832,058
                                                   -------------
                                                       2,976,549
                                                   -------------

BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08                    150,000         150,362
                                                   -------------


CHEMICALS (1.1%)
Dow Chemical Co. (The)
  6.125%, due 2/1/11                     350,000         361,502
E.I. du Pont de Nemours & Co.
  6.875%, due 10/15/09                   925,000         964,128
Praxair, Inc.
  5.20%, due 3/15/17                     150,000         146,593
  6.375%, due 4/1/12                     500,000         529,182
                                                   -------------
                                                       2,001,405
                                                   -------------

COMPUTERS (1.5%)
Computer Sciences Corp.
  7.375%, due 6/15/11                    350,000         367,450
Hewlett-Packard Co.
  5.25%, due 3/1/12                      400,000         409,801
  5.40%, due 3/1/17                      200,000         196,194
  6.50%, due 7/1/12                      100,000         106,486
V  International Business
  Machines Corp.
  7.50%, due 6/15/13                   1,475,000       1,652,010
                                                   -------------
                                                       2,731,941
                                                   -------------

COSMETICS & PERSONAL CARE (1.0%)
Avon Products, Inc.
  7.15%, due 11/15/09                    650,000         674,717
Estee Lauder Cos., Inc. (The)
  5.55%, due 5/15/17                     203,000         198,406
Procter & Gamble Co. (The)
  4.95%, due 8/15/14                     575,000         593,839
  6.875%, due 9/15/09                    250,000         260,515
                                                   -------------
                                                       1,727,477
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (9.4%)
American Express Co.
  5.50%, due 9/12/16                     400,000         379,967
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                    412,000         398,164
  7.625%, due 12/7/09                    650,000         671,925
Caterpillar Financial
  Services Corp.
  5.50%, due 3/15/16                     250,000         250,460
V  CIT Group, Inc.
  5.40%, due 3/7/13                      800,000         608,246
  6.875%, due 11/1/09 (a)              1,100,000       1,023,737
V  Citigroup, Inc.
  6.50%, due 1/18/11                   1,200,000       1,234,103
  7.25%, due 10/1/10                     500,000         519,777
Credit Suisse First Boston
  USA, Inc.
  6.125%, due 11/15/11                   100,000         102,667
General Electric Capital
  Corp.
  6.875%, due 11/15/10                   500,000         526,771
  7.375%, due 1/19/10                    725,000         762,218
V  Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12                      625,000         626,961
  6.875%, due 1/15/11                    300,000         311,426
  7.35%, due 10/1/09                     725,000         744,568
HSBC Finance Corp.
  7.00%, due 5/15/12                     600,000         621,480
John Deere Capital Corp.
  6.00%, due 2/15/09                     500,000         505,859
  7.00%, due 3/15/12                     950,000       1,021,759
JPMorgan Chase & Co.
  6.625%, due 3/15/12                    350,000         360,928
  7.00%, due 11/15/09                    290,000         296,426
  7.875%, due 6/15/10                    375,000         392,465
V  Lehman Brothers Holdings,
  Inc.
  6.625%, due 1/18/12                    325,000         321,559
  7.875%, due 8/15/10                  1,607,000       1,653,380
MBNA Corp.
  7.50%, due 3/15/12                     700,000         754,049
Merrill Lynch & Co., Inc.
  6.05%, due 5/16/16                     575,000         530,436
  6.375%, due 10/15/08                   350,000         349,814
  Series C
  6.46%, due 3/24/09 (c)                 300,000         299,190



M-12    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morgan Stanley
  5.375%, due 10/15/15               $   450,000   $     411,710
  6.75%, due 4/15/11                     900,000         923,215
  8.00%, due 6/15/10                     200,000         205,779
                                                   -------------
                                                      16,809,039
                                                   -------------

ELECTRIC (0.5%)
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10                      760,000         810,912
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.
  7.125%, due 8/15/10                  1,082,000       1,155,811
                                                   -------------


FOOD (3.7%)
Campbell Soup Co.
  6.75%, due 2/15/11                   1,000,000       1,059,114
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                    700,000         731,073
Hershey Co. (The)
  4.85%, due 8/15/15                     100,000          97,814
  5.30%, due 9/1/11                      450,000         459,693
Kellogg Co.
  Series B
  6.60%, due 4/1/11                      750,000         789,073
Kraft Foods, Inc.
  6.25%, due 6/1/12                      525,000         536,334
Kroger Co. (The)
  6.20%, due 6/15/12                     300,000         308,993
Nabisco, Inc.
  7.55%, due 6/15/15                   1,150,000       1,232,365
Sysco International Co.
  6.10%, due 6/1/12                      125,000         132,417
Unilever Capital Corp.
  7.125%, due 11/1/10                    650,000         693,627
Wm. Wrigley Jr. Co.
  4.65%, due 7/15/15                     500,000         484,364
                                                   -------------
                                                       6,524,867
                                                   -------------

HAND & MACHINE TOOLS (0.6%)
Black & Decker Corp.
  7.125%, due 6/1/11                     950,000         990,455
                                                   -------------


HOUSEHOLD PRODUCTS & WARES (0.8%)
Clorox Co. (The)
  6.125%, due 2/1/11                     275,000         282,026
Kimberly-Clark Corp.
  5.00%, due 8/15/13                   1,200,000       1,226,197
                                                   -------------
                                                       1,508,223
                                                   -------------

MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.
  6.55%, due 5/1/11                      400,000         422,201
  7.25%, due 9/15/09                     784,000         815,891
                                                   -------------
                                                       1,238,092
                                                   -------------

MEDIA (0.5%)
Walt Disney Co. (The)
  6.375%, due 3/1/12                     800,000         851,129
                                                   -------------


MISCELLANEOUS--MANUFACTURING (0.7%)
Eaton Corp.
  5.30%, due 3/15/17                     200,000         193,888
Honeywell International, Inc.
  6.125%, due 11/1/11                    200,000         212,177
  7.50%, due 3/1/10                      775,000         824,633
                                                   -------------
                                                       1,230,698
                                                   -------------

OFFICE & BUSINESS EQUIPMENT (0.2%)
Pitney Bowes, Inc.
  4.875%, due 8/15/14                    250,000         245,488
  5.60%, due 3/15/18                     150,000         147,455
                                                   -------------
                                                         392,943
                                                   -------------

OIL & GAS (0.7%)
ConocoPhillips
  8.75%, due 5/25/10                     900,000         979,425
Vastar Resources, Inc.
  6.50%, due 4/1/09                      350,000         357,727
                                                   -------------
                                                       1,337,152
                                                   -------------

OIL & GAS SERVICES (0.1%)
Baker Hughes, Inc.
  6.00%, due 2/15/09                     205,000         207,209
                                                   -------------


PHARMACEUTICALS (2.0%)
Cardinal Health, Inc.
  6.75%, due 2/15/11                     550,000         569,431
Eli Lilly & Co.
  6.00%, due 3/15/12                     800,000         847,570
Merck & Co., Inc.
  4.375%, due 2/15/13                    650,000         650,985
Pfizer, Inc.
  4.50%, due 2/15/14                     400,000         401,728


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Wyeth
  6.95%, due 3/15/11                 $   950,000   $   1,005,662
                                                   -------------
                                                       3,475,376
                                                   -------------

RETAIL (2.2%)
Home Depot, Inc.
  5.25%, due 12/16/13                    250,000         239,777
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                      800,000         829,911
Lowe's Cos., Inc.
  5.60%, due 9/15/12                     120,000         123,668
  8.25%, due 6/1/10                      250,000         267,824
Nordstrom, Inc.
  5.625%, due 1/15/09                    175,000         176,690
Target Corp.
  6.35%, due 1/15/11                     200,000         208,573
  7.50%, due 8/15/10                     900,000         963,645
Wal-Mart Stores, Inc.
  7.25%, due 6/1/13                    1,000,000       1,104,846
                                                   -------------
                                                       3,914,934
                                                   -------------

TELECOMMUNICATIONS (1.9%)
AT&T Corp.
  7.30%, due 11/15/11                    800,000         852,069
BellSouth Capital Funding
  Corp.
  7.75%, due 2/15/10                     650,000         683,264
Southwestern Bell Telephone
  Corp.
  7.00%, due 7/1/15                      350,000         368,164
Verizon Global Funding Corp.
  7.25%, due 12/1/10                     850,000         902,403
  7.375%, due 9/1/12                     550,000         593,423
                                                   -------------
                                                       3,399,323
                                                   -------------
Total Corporate Bonds
  (Cost $67,183,537)                                  67,187,286
                                                   -------------



FEDERAL AGENCIES (2.4%)
----------------------------------------------------------------


FEDERAL HOME LOAN BANK (0.7%)
  5.00%, due 11/17/17                    500,000         509,790
  5.00%, due 12/8/17                     750,000         764,445
                                                   -------------
                                                       1,274,235
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.9%)
  5.00%, due 2/13/17                     350,000         356,514
  5.00%, due 5/11/17                     350,000         356,239
  5.25%, due 9/15/16                     300,000         311,214
  5.375%, due 7/15/16                    300,000         313,566
  5.375%, due 6/12/17                    350,000         365,875
                                                   -------------
                                                       1,703,408
                                                   -------------

FREDDIE MAC (0.8%)
  5.00%, due 4/18/17                     350,000         356,511
  5.125%, due 10/18/16                   350,000         359,903
  5.125%, due 11/17/17                   350,000         359,577
  5.50%, due 7/18/16                     300,000         315,653
                                                   -------------
                                                       1,391,644
                                                   -------------
Total Federal Agencies
  (Cost $4,357,850)                                    4,369,287
                                                   -------------

YANKEE BOND (0.3%) (D)
----------------------------------------------------------------

BANKS (0.3%)
Barclays Bank PLC
  7.40%, due 12/15/09                    450,000         466,541
                                                   -------------
Total Yankee Bond
  (Cost $464,589)                                        466,541
                                                   -------------
Total Long-Term Bonds
  (Cost $72,005,976)                                  72,023,114
                                                   -------------




                                          SHARES
SHORT-TERM INVESTMENTS (9.1%)
----------------------------------------------------------------

INVESTMENT COMPANY (8.4%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                       15,001,549      15,001,549
                                                   -------------
Total Investment Company
  (Cost $15,001,549)                                  15,001,549
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT
U.S. GOVERNMENT (0.7%)
United States Treasury Bills
  1.289%, due 7/17/08 (f)            $   700,000         699,560
  1.651%, due 7/31/08 (f)(g)             500,000         499,307
                                                   -------------
Total U.S. Government
  (Cost $1,198,806)                                    1,198,867
                                                   -------------
Total Short-Term Investments
  (Cost $16,200,355)                                  16,200,416
                                                   -------------
Total Investments
  (Cost $195,139,834) (i)                  107.6%    191,807,123
Liabilities in Excess of
  Cash and Other Assets                     (7.6)    (13,689,281)
                                           -----    ------------
Net Assets                                 100.0%  $ 178,117,842
                                           =====    ============






M-14    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                            CONTRACTS         UNREALIZED
                                 LONG   DEPRECIATION (H)
FUTURES CONTRACTS (-0.0%)++
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini September 2008              18           $(68,085)
                                                --------
Total Futures Contracts
  (Settlement Value
  $1,152,990)                                   $(68,085)
                                                ========





++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked"  to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $14,342,019; cash collateral of
     $15,001,549 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(b)  Non-income producing security.
(c)  Floating rate.  Rate shown is the rate in
     effect at June 30, 2008.
(d)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  Interest rate presented is yield to
     maturity.
(g)  Represents a security, or a  portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(h)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2008.
(i)  At June 30, 2008, cost is $195,420,602
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  8,115,637
Gross unrealized depreciation       (11,729,116)
                                   ------------
Net unrealized depreciation        $ (3,613,479)
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-15

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $195,139,834) including
  $14,342,019 market
  value of securities loaned         $191,807,123
Cash                                      156,200
Receivables:
  Dividends and interest                1,354,574
  Fund shares sold                         96,444
  Variation margin on futures
     contracts                                990
Other assets                                3,152
                                     ------------
     Total assets                     193,418,483
                                     ------------

LIABILITIES:
Securities lending collateral          15,001,549
Payables:
  Manager (See Note 3)                    116,769
  Fund shares redeemed                     65,059
  NYLIFE Distributors (See Note 3)         36,836
  Shareholder communication                32,649
  Professional fees                        29,000
  Custodian                                15,125
  Directors                                   745
Accrued expenses                            2,909
                                     ------------
     Total liabilities                 15,300,641
                                     ------------
Net assets                           $178,117,842
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    174,751
Additional paid-in capital            185,212,244
                                     ------------
                                      185,386,995
Accumulated undistributed net
  investment income                     2,010,669
Accumulated net realized loss on
  investments                          (5,879,026)
Net unrealized depreciation on
  investments and futures contracts    (3,400,796)
                                     ------------
Net assets                           $178,117,842
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  9,578,122
                                     ============
Shares of capital stock outstanding       936,513
                                     ============
Net asset value per share
  outstanding                        $      10.23
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $168,539,720
                                     ============
Shares of capital stock outstanding    16,538,597
                                     ============
Net asset value per share
  outstanding                        $      10.19
                                     ============







M-16    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $  1,938,793
  Dividends                              1,010,999
  Income from securities
     loaned--net                            35,531
                                      ------------
     Total income                        2,985,323
                                      ------------
EXPENSES:
  Manager (See Note 3)                     706,539
  Distribution and service--Service
     Class
     (See Note 3)                          223,363
  Professional fees                         27,526
  Shareholder communication                 17,619
  Custodian                                 16,404
  Directors                                  3,625
  Miscellaneous                              4,951
                                      ------------
     Total expenses                      1,000,027
                                      ------------
Net investment income                    1,985,296
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
  Security transactions                 (6,017,489)
  Futures transactions                     (82,413)
                                      ------------
Net realized loss on investments
  and futures transactions              (6,099,902)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                 (8,178,848)
  Futures contracts                        (63,657)
                                      ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                     (8,242,505)
                                      ------------
Net realized and unrealized loss on
  investments                          (14,342,407)
                                      ------------
Net decrease in net assets
  resulting from operations           $(12,357,111)
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,985,296   $  4,203,698
 Net realized gain (loss) on
  investments and futures
  transactions                   (6,099,902)     7,768,530
 Net change in unrealized
  appreciation on investments
  and futures contracts          (8,242,505)    (7,341,275)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (12,357,111)    4,630,953;
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --       (220,096)
    Service Class                        --     (3,941,686)
                               ---------------------------
                                         --     (4,161,782)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --       (354,395)
    Service Class                        --     (7,114,528)
                               ---------------------------
                                         --     (7,468,923)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (11,630,705)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          7,757,163     48,016,557
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  dividends and distributions            --     11,630,705
 Cost of shares redeemed        (23,835,825)   (35,246,429)
                               ---------------------------
 Increase (decrease) in net
  assets derived from capital
  share transactions            (16,078,662)    24,400,833
                               ---------------------------
 Net increase (decrease) in
  net assets                    (28,435,773)    17,401,081

NET ASSETS:
Beginning of period             206,553,615    189,152,534
                               ---------------------------
End of period                  $178,117,842   $206,553,615
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  2,010,669   $     25,373
                               ===========================







M-18    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                                 -----------------------------------------------
                                                                       MAY 2,
                                 SIX MONTHS                            2005(A)
                                    ENDED          YEAR ENDED          THROUGH
                                  JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                 -----------------------------------------------

                                    2008*       2007       2006         2005

Net asset value at beginning of
  period                           $10.89      $11.25    $ 10.46       $10.00
                                   ------      ------    -------       ------
Net investment income                0.12        0.27(b)    0.22         0.11
Net realized and unrealized
  gain (loss) on investments        (0.78)       0.05       0.90         0.47
                                   ------      ------    -------       ------
Total from investment
  operations                        (0.66)       0.32       1.12         0.58
                                   ------      ------    -------       ------
Less dividends and
  distributions:
  From net investment income           --       (0.26)     (0.22)       (0.08)
  From net realized gain on
     investments                       --       (0.42)     (0.11)       (0.04)
                                   ------      ------    -------       ------
Total dividends and
  distributions                        --       (0.68)     (0.33)       (0.12)
                                   ------      ------    -------       ------
Net asset value at end of
  period                           $10.23      $10.89    $ 11.25       $10.46
                                   ======      ======    =======       ======
Total investment return (d)         (6.06%)(c)   2.80%     10.70%        5.81%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              2.35%+      2.31%      2.26%        2.05%+
  Net expenses                       0.82%+      0.82%      0.85%        1.00%+
Portfolio turnover rate                36%         83%        45%          76%
Net assets at end of period (in
  000's)                           $9,578      $9,932    $13,577       $9,707




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-20    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             SERVICE CLASS
         ------------------------------------------------------------------------------------
                                                                                    MAY 2,
              SIX MONTHS                                                            2005(A)
                 ENDED                            YEAR ENDED                        THROUGH
               JUNE 30,                          DECEMBER 31,                    DECEMBER 31,
         ------------------------------------------------------------------------------------

                 2008*                   2007                    2006                2005
               $  10.86                $  11.22                $  10.44            $  10.00
               --------                --------                --------            --------
                   0.11                    0.24(b)                 0.20                0.08
                  (0.78)                   0.05                    0.89                0.48
               --------                --------                --------            --------
                  (0.67)                   0.29                    1.09                0.56
               --------                --------                --------            --------

                     --                   (0.23)                  (0.20)              (0.08)
                     --                   (0.42)                  (0.11)              (0.04)
               --------                --------                --------            --------
                     --                   (0.65)                  (0.31)              (0.12)
               --------                --------                --------            --------
               $  10.19                $  10.86                $  11.22            $  10.44
               ========                ========                ========            ========
                  (6.18%)(c)               2.55%                  10.42%               5.55%(c)

                   2.09%+                  2.09%                   2.01%               1.80%+
                   1.07%+                  1.07%                   1.10%               1.25%+
                     36%                     83%                     45%                 76%
               $168,540                $196,622                $175,576            $105,420




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-21

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             0.44%         6.02%         3.62%         5.34%



(After Portfolio operating expenses)




                                               MERRILL LYNCH
                                                CORPORATE &       LEHMAN BROTHERS
                             MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
                           BOND PORTFOLIO          INDEX               INDEX
                           --------------    -----------------    ---------------
06/30/98                      10000.00            10000.00            10000.00
                              10260.00            10271.00            10315.00
                              10615.00            10716.00            10785.00
                              11754.00            11904.00            11997.00
                              12578.00            12883.00            13031.00
                              14081.00            14555.00            14387.00
                              14137.00            14465.00            14433.00
                              15038.00            15523.00            15414.00
                              14931.00            15297.00            15290.00
                              15868.00            16222.00            16226.00
06/30/08                      16823.00            17399.00            17382.00








SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             0.32%         5.76%         3.36%         5.07%



(After Portfolio operating expenses)




                                             MERRILL LYNCH
                                              CORPORATE &       LEHMAN BROTHERS
                           MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
                         BOND PORTFOLIO          INDEX               INDEX
                         --------------    -----------------    ---------------
06/30/98                    10000.00            10000.00            10000.00
                            10234.00            10271.00            10315.00
                            10561.00            10716.00            10785.00
                            11664.00            11904.00            11997.00
                            12451.00            12883.00            13031.00
                            13904.00            14555.00            14387.00
                            13926.00            14465.00            14433.00
                            14776.00            15523.00            15414.00
                            14629.00            15297.00            15290.00
                            15508.00            16222.00            16226.00
06/30/08                    16401.00            17399.00            17382.00









BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond
Index(3)                                      1.13%        7.12%         3.85%         5.68%
Merrill Lynch Corporate & Government
Master Index(3)                               0.98         7.25          3.63          5.69
Average Lipper Variable Products
Corporate Debt Funds A Rated
Portfolio(4)                                 -0.26         4.07          3.18          4.89



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.60% and 5.33% for Initial Class shares and 3.35% and 5.07% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-22    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,004.40        $2.59          $1,022.28         $2.61
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,003.20        $3.84          $1,021.03         $3.87
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                 mainstayinvestments.com    M-23

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              66.00
Short-Term Investments (collateral from
  securities lending is 19.3%)                  22.70
Corporate Bonds                                 19.30
Mortgage-Backed Securities                       6.30
Asset-Backed Securities                          5.10
Yankee Bonds                                     2.20
Medium-Term Notes                                0.30
Futures Contracts                               0.00*
Liabilities in Excess of Cash and Other
  Assets                                       (21.90)





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-27 for specific holdings within these categories.

TOP TEN ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



 1.  United States Treasury Notes,
     2.625%-4.875%,
     due 5/31/10-5/15/18
 2.  Federal Home Loan Mortgage Corporation
     (Mortgage Pass-Through Securities),
     4.50%-7.00%,
     due 7/1/17-1/1/38
 3.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities),
     4.00%-7.50%,
     due 2/1/14-7/1/38
 4.  Government National Mortgage Association
     (Mortgage Pass-Through Securities),
     4.50%-7.00%,
     due 7/15/31-5/15/38
 5.  Federal Home Loan Mortgage Corporation,
     3.75%-5.125%, due 4/18/11-1/15/14
 6.  Federal National Mortgage Association,
     4.375%,
     due 9/13/10
 7.  Bear Stearns Commercial Mortgage
     Securities,
     5.518%-5.877%, due 9/11/38-6/11/50
 8.  JP Morgan Chase Commercial Mortgage
     Securities Corp., 5.579%-6.189%, due
     5/12/45-2/15/51
 9.  United States Treasury Bonds,
     4.375%-5.00%,
     due 5/15/37-2/15/38
10.  Banc of America Commercial Mortgage,
     Inc.,
     5.309%-5.911%, due 5/10/45-7/10/46







M-24    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS GIRARD, DONALD F. SEREK AND THOMAS VOLPE, JR., OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM
RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE
SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Bond Portfolio returned 0.44% for Initial Class shares and 0.32% for Service Class shares. Both share classes outperformed the -0.26% return of the average Lipper(1) Variable Products Corporate Debt Funds A Rated Portfolio and underperformed the 1.13% return of the Lehman Brothers(R) Aggregate Bond Index(1) for the six months ended June 30, 2008. The Lehman Brothers(R) Aggregate Bond Index is the Portfolio's broad-based securities-market index.

WHAT PRESSURES DID THE BOND MARKET FACE DURING THE FIRST HALF OF 2008?

The reporting period saw increasing delinquencies and defaults among subprime mortgages, which led to difficulties among mortgage-backed securities and other structured securities. The ensuing "credit crunch" caused many financial institutions and other investors to reduce their leverage. During the first half of 2008, the Federal Open Market Committee aggressively lowered the federal funds target rate and the Federal Reserve created several new facilities to increase liquidity for financial institutions. The Federal Reserve also played a significant role in arranging Bear Stearns' rescue by J.P. Morgan Chase.

Interest rates declined over the period, but experienced major swings, declining in the first quarter of 2008 and rising in the second quarter. Spreads(2) on non-Treasury securities were generally wider during the reporting period, with riskier sectors underperforming higher-quality sectors. Structured securities, especially those related to real estate, made up the worst-performing sector in the fixed-income market.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

On a total-return basis, the Portfolio underperformed the Lehman Brothers(R) Aggregate Bond Index because of an overweight position in asset-backed securities that were tied to the residential real estate market. Some of this negative impact was offset by opportunistic repositioning among the mortgage-backed and commercial mortgage-backed securities sectors. The Portfolio's duration positioning also helped relative performance.

WHAT POSITIONING INITIATIVES DID THE PORTFOLIO UNDERTAKE DURING THE FIRST SIX MONTHS OF 2008?

We decided to maintain a slightly longer duration than the Lehman Brothers(R) Aggregate Bond Index and to position the Portfolio for a steeper yield curve. The Federal Reserve's aggressive response to rapid deleveraging in the financial markets prompted these steps, and the Portfolio's duration and yield-curve both had a positive but modest impact on the Portfolio's performance relative to the Lehman Brothers(R) Aggregate Bond Index

In the corporate-bond market, the Portfolio benefited from an underweight position relative to the benchmark in banks/finance/brokerage. Financial institutions were the worst-performing sector in the corporate bond market during the first half of 2008.

WHICH MARKET SEGMENTS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH MARKET SEGMENTS WERE WEAK?

During the reporting period, higher-quality securities generally outperformed lower-quality securities. As a


Investments in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-25
result, the most significant positive contributors to the Portfolio's performance were holdings in U.S. Treasury securities, U.S. government agency securities and agency-backed mortgage securities (mortgage pass-through securities guaranteed by agencies or instrumentalities of the U.S. government or supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

The Portfolio's performance was negatively affected by structured-securities holdings such as asset-backed securities and commercial mortgage-backed securities. Within the asset-backed securities sector, all of the Portfolio's real estate-related holdings experienced price markdowns that significantly detracted from performance.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio purchased two-year and five-year U.S. Treasury notes and 30-year agency-backed mortgage securities that helped absolute and relative performance. The most important sales during the reporting period focused on reducing the Portfolio's exposure to commercial mortgage-backed securities and reducing exposure to financial institutions in the investment-grade corporate sector.

HOW DID THE PORTFOLIO ADJUST ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the first half of 2008, commercial mortgage-backed securities and asset-backed securities were the Portfolio's most significantly overweight sectors relative to the Lehman Brothers(R) Aggregate Bond Index. Both of these sectors detracted from performance when spreads widened, more than offsetting any potential yield advantages.

During the reporting period, we reduced exposure to commercial mortgage-backed securities to protect the Portfolio against further spread widening.

During the reporting period, we adjusted the Portfolio's allocations to U.S. Treasury securities and agency-backed mortgages to take advantage of relative-value opportunities as they arose. In a volatile market environment, the Portfolio was overweight in these sectors at times and underweight at other times.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-26    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED



                                        PRINCIPAL
                                           AMOUNT           VALUE
LONG-TERM BONDS (99.2%)+
ASSET-BACKED SECURITIES (5.1%)
-----------------------------------------------------------------

AUTOMOBILES (0.3%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)(b)          $  1,000,000   $     998,471
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14                    1,000,000         976,095
                                                    -------------
                                                        1,974,566
                                                    -------------

CREDIT CARDS (0.4%)
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)                3,000,000       3,017,928
                                                    -------------


HOME EQUITY (4.4%)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                     552,696         490,307
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32                    1,071,152         940,674
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)               1,000,000         982,067
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33                     931,328         826,717
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                   1,000,000         966,618
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)               2,000,000       1,025,434
  Series 2006-S5, Class A3
  5.762%, due 6/25/35                   2,000,000         761,710
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                     986,074         590,025
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                   1,000,000         803,640
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37                     500,000         448,737
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)              1,500,000       1,364,583
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                  1,000,000         900,754
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                   1,000,000         891,544
  Series 2007-CH1, Class
  AF1B
  5.935%, due 11/25/36                  1,361,181       1,328,638
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                    1,000,000         735,080
Marriott Vacation Club Owner
  Trust
  Series 2007-2A, Class A
  5.808%, due 10/20/29
  (a)(d)                                3,765,507       3,474,975
Morgan Stanley Mortgage
  Loan Trust
  Series 2006-17XS, Class
  A3A
  5.651%, due 10/25/46                  2,000,000       1,484,458
Popular ABS Mortgage
  Pass-Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35
  (c)(b)                                3,175,000       3,070,865
Renaissance Home Equity
  Loan Trust
  Series 2006-1, Class AF4
  6.011%, due 5/25/36 (b)               5,000,000       4,562,477
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                  904,204         803,579
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class
  1A3
  6.03%, due 5/25/37 (b)                3,750,000       2,381,671
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)               1,357,771       1,258,726
                                                    -------------
                                                       30,093,279
                                                    -------------
Total Asset-Backed
  Securities
  (Cost $41,491,530)                                   35,085,773
                                                    -------------




 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-27

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (19.3%)
-----------------------------------------------------------------

AEROSPACE & DEFENSE (1.1%)
Northrop Grumman Corp.
  7.75%, due 3/1/16                  $  2,375,000   $   2,709,312
Raytheon Co.
  5.375%, due 4/1/13                    1,000,000       1,040,829
  6.40%, due 12/15/18                   1,175,000       1,237,313
United Technologies Corp.
  6.125%, due 7/15/38                   2,250,000       2,260,159
                                                    -------------
                                                        7,247,613
                                                    -------------


AGRICULTURE (0.1%)
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                    1,000,000         975,645
                                                    -------------


AUTO MANUFACTURERS (0.3%)
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                   1,000,000       1,036,976
  8.00%, due 6/15/10                    1,000,000       1,062,709
                                                    -------------
                                                        2,099,685
                                                    -------------

AUTO PARTS & EQUIPMENT (0.2%)
Johnson Controls, Inc.
  6.00%, due 1/15/36                    1,500,000       1,372,269
                                                    -------------


BANKS (1.3%)
Bank of New York Mellon
  Corp. (The)
  4.50%, due 4/1/13                     1,600,000       1,559,693
HSBC Bank USA N.A.
  7.00%, due 1/15/39                    1,000,000         978,423
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                    2,550,000       2,477,180
Mellon Financial Corp.
  6.40%, due 5/14/11                    1,125,000       1,164,585
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                     750,000         758,497
PNC Bank N.A.
  6.875%, due 4/1/18                    1,000,000         991,995
SunTrust Bank
  5.20%, due 1/17/17                      875,000         786,561
                                                    -------------
                                                        8,716,934
                                                    -------------

BEVERAGES (0.1%)
Coca-Cola Enterprises, Inc.
  6.70%, due 10/15/36                   1,000,000       1,055,117
                                                    -------------


BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08                     925,000         927,232
                                                    -------------


COMMERCIAL BANKS (0.1%)
Citigroup Cash Collateral
  2.25%, due 4/1/39                       382,500         382,500
                                                    -------------


COMMERCIAL SERVICES (0.0%)++
McKesson Corp.
  5.25%, due 3/1/13                       375,000         369,048
                                                    -------------


DIVERSIFIED FINANCIAL SERVICES (3.9%)
American General Finance
  Corp.
  5.375%, due 9/1/09                    1,000,000         998,879
  6.90%, due 12/15/17                   1,250,000       1,089,456
Capital One Bank
  4.25%, due 12/1/08                    1,000,000         998,165
Caterpillar Financial
  Services Corp.
  4.85%, due 12/7/12                    2,850,000       2,841,555
Citigroup, Inc.
  6.125%, due 5/15/18                   3,000,000       2,870,901
General Electric Capital
  Corp.
  5.625%, due 5/1/18                    2,500,000       2,417,637
  5.875%, due 1/14/38                   2,500,000       2,265,670
  6.00%, due 6/15/12                    1,500,000       1,550,079
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12                     1,000,000       1,003,137
  6.15%, due 4/1/18                     2,000,000       1,940,318
JP Morgan Chase Capital XXV
  6.80%, due 10/1/37                    1,500,000       1,346,377
JPMorgan Chase & Co.
  4.60%, due 1/17/11                    2,000,000       1,994,728
Lehman Brothers Holdings,
  Inc.
  7.00%, due 9/27/27                      500,000         462,303
Morgan Stanley
  6.75%, due 4/15/11                    2,000,000       2,051,590
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)               2,700,000       2,625,785
                                                    -------------
                                                       26,456,580
                                                    -------------

ELECTRIC (3.2%)
Arizona Public Service Co.
  5.50%, due 9/1/35                     1,275,000         965,142
Carolina Power & Light Co.
  6.125%, due 9/15/33                     500,000         491,877
Consolidated Edison Co. of
  New York, Inc.
  3.85%, due 6/15/13                    3,250,000       3,062,491
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                    3,500,000       3,473,788
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                       500,000         489,192



M-28    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Florida Power Corp.
  6.40%, due 6/15/38                 $  1,175,000   $   1,193,398
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                      500,000         520,054
Nevada Power Co.
  6.50%, due 4/15/12                    3,500,000       3,613,379
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                      750,000         756,347
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                  2,000,000       1,992,238
Pepco Holdings, Inc.
  6.45%, due 8/15/12                    2,125,000       2,164,198
Public Service Co. of New
  Mexico
  4.40%, due 9/15/08                      500,000         498,271
Union Electric Co.
  6.70%, due 2/1/19                     2,750,000       2,785,535
                                                    -------------
                                                       22,005,910
                                                    -------------

FOOD (0.9%)
Kellogg Co.
  Series B
  6.60%, due 4/1/11                     2,605,000       2,740,715
Kroger Co. (The)
  7.70%, due 6/1/29                     1,000,000       1,083,119
Safeway, Inc.
  6.50%, due 3/1/11                     2,125,000       2,197,796
                                                    -------------
                                                        6,021,630
                                                    -------------

GAS (0.1%)
Atmos Energy Corp.
  4.00%, due 10/15/09                   1,000,000         989,243
                                                    -------------


HEALTH CARE--PRODUCTS (0.2%)
Johnson & Johnson
  5.15%, due 7/15/18                    1,500,000       1,516,314
                                                    -------------


HOME BUILDERS (0.2%)
Pulte Homes, Inc.
  7.875%, due 8/1/11                    1,100,000       1,083,500
                                                    -------------


INSURANCE (1.1%)
CIGNA Corp.
  7.00%, due 1/15/11                      500,000         514,396
Everest Reinsurance
  Holdings, Inc.
  8.75%, due 3/15/10                    2,000,000       2,132,934
Principal Life Income
  Funding Trust
  5.20%, due 11/15/10                   1,000,000         989,868
  5.30%, due 12/14/12                   3,600,000       3,602,016
                                                    -------------
                                                        7,239,214
                                                    -------------

MEDIA (0.7%)
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                   2,100,000       2,311,611
Time Warner Cable, Inc.
  5.85%, due 5/1/17                     2,340,000       2,222,534
                                                    -------------
                                                        4,534,145
                                                    -------------

MINING (0.2%)
Vulcan Materials Co.
  6.00%, due 4/1/09                     1,500,000       1,519,687
                                                    -------------


MISCELLANEOUS--MANUFACTURING (0.3%)
Parker Hannifin Corp.
  7.30%, due 5/15/11                    2,000,000       2,232,378
                                                    -------------


OIL & GAS (0.2%)
ConocoPhillips
  5.90%, due 5/15/38                      500,000         493,038
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                  600,000         604,596
                                                    -------------
                                                        1,097,634
                                                    -------------

OIL & GAS SERVICES (0.2%)
Cameron International Corp.
  7.00%, due 7/15/38                    1,175,000       1,173,429
                                                    -------------


PHARMACEUTICALS (0.9%)
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                  2,000,000       1,865,698
Cardinal Health, Inc.
  5.50%, due 6/15/13                    1,400,000       1,396,891
Eli Lilly & Co.
  4.50%, due 3/15/18                    1,500,000       1,406,543
GlaxoSmithKline Capital,
  Inc.
  6.375%, due 5/15/38                   1,650,000       1,637,843
                                                    -------------
                                                        6,306,975
                                                    -------------

REAL ESTATE (0.4%)
AMB Property, L.P.
  5.45%, due 12/1/10                    2,175,000       2,196,019
Regency Centers, L.P.
  7.95%, due 1/15/11                      750,000         765,290
                                                    -------------
                                                        2,961,309
                                                    -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-29

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (1.2%)
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                $  1,000,000   $   1,023,611
Federal Realty Investment
  Trust
   5.65%, due 6/1/16                    1,000,000         910,329
Liberty Property, L.P.
  8.50%, due 8/1/10                       500,000         522,091
ProLogis
  5.625%, due 11/15/16                    500,000         463,074
Rouse Co. (The)
  3.625%, due 3/15/09                   1,000,000         962,076
Simon Property Group, Inc.
  6.125%, due 5/30/18                   2,250,000       2,188,791
Weingarten Realty Investors
  7.00%, due 7/15/11                    2,000,000       1,970,264
                                                    -------------
                                                        8,040,236
                                                    -------------

RETAIL (0.3%)
Home Depot, Inc.
  5.875%, due 12/16/36                    350,000         285,924
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                       420,000         435,703
Macy's Retail Holdings, Inc.
  6.30%, due 4/1/09                     1,000,000         996,076
Yum! Brands, Inc.
  6.875%, due 11/15/37                    500,000         461,408
                                                    -------------
                                                        2,179,111
                                                    -------------

TELECOMMUNICATIONS (0.9%)
AT&T, Inc.
  6.40%, due 5/15/38                    1,250,000       1,196,603
Embarq Corp.
  7.995%, due 6/1/36                      250,000         236,496
SBC Communications, Inc.
  5.10%, due 9/15/14                    1,500,000       1,470,407
  5.875%, due 2/1/12                    2,500,000       2,562,845
Sprint Capital Corp.
  8.75%, due 3/15/32                      715,000         681,038
                                                    -------------
                                                        6,147,389
                                                    -------------

TRANSPORTATION (0.8%)
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                     1,175,000       1,107,078
Norfolk Southern Corp.
  5.75%, due 4/1/18 (a)                 2,100,000       2,066,795
Union Pacific Corp.
  5.75%, due 11/15/17                   2,585,000       2,542,616
                                                    -------------
                                                        5,716,489
                                                    -------------

TRUCKING & LEASING (0.3%)
TTX Co.
  5.00%, due 4/1/12 (a)                 2,050,000       2,124,267
                                                    -------------
Total Corporate Bonds
  (Cost $134,160,276)                                 132,491,483
                                                    -------------


MEDIUM-TERM NOTES (0.3%)
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Morgan Stanley
  6.625%, due 4/1/18                    1,500,000       1,421,288
                                                    -------------


REAL ESTATE (0.1%)
AMB Property, L.P.
  6.30%, due 6/1/13                     1,000,000         993,746
                                                    -------------
Total Medium-Term Notes
  (Cost $2,541,925)                                     2,415,034
                                                    -------------



MORTGAGE-BACKED SECURITIES (6.3%)
-----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (6.3%)
V  Banc of America
  Commercial Mortgage, Inc.
  Series 2006-6, Class A2
  5.309%, due 10/10/45                  3,500,000       3,453,358
  Series 2006-4, Class A3A
  5.60%, due 7/10/46 (c)                1,000,000         979,668
  Series 2006-2, Class AAB
  5.911%, due 5/10/45 (c)               2,000,000       1,964,254
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                  1,000,000         892,981
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.094%, due 8/25/35 (a)(c)              500,000         461,521
V  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                   1,000,000         955,773
  Series 2006-PW11, Class A3
  5.623%, due 3/11/39 (c)               1,000,000         952,806
  Series 2006-PW11, Class AM
  5.623%, due 3/11/39 (c)                 500,000         461,958
  Series 2007-PW17, Class A3
  5.736%, due 6/11/50                   1,000,000         947,327
  Series 2007-T28, Class A3
  5.793%, due 9/11/42                   5,000,000       4,750,285
  Series 2006-PW12, Class
  AAB
  5.877%, due 9/11/38 (c)               1,000,000         980,052



M-30    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.733%, due 2/15/39 (c)            $  5,000,000   $   4,639,146
V  JP Morgan Chase
  Commercial Mortgage
  Securities Corp.
  Series 2006-CB16, Class
  A3B
  5.579%, due 5/12/45 (c)               1,000,000         957,966
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                   1,000,000         951,800
  Series 2007-CIBC19, Class
  A3
  5.937%, due 2/12/49 (c)               6,000,000       5,623,591
  Series 2007-LD12, Class A3
  6.189%, due 2/15/51 (c)               1,000,000         962,766
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                   1,000,000         970,325
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                   1,000,000         957,224
  Series 2006-C4, Class AAB
  6.055%, due 6/15/32 (c)               1,225,000       1,208,721
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)               2,500,000       2,463,968
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 8/12/49 (c)               1,000,000         983,719
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (c)               1,000,000         956,929
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)               1,000,000         929,359
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.73%, due 9/25/36 (c)                1,000,000         803,126
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                    2,000,000       1,851,783
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                  2,000,000       1,800,387
                                                    -------------
Total Mortgage-Backed
  Securities
  (Cost $45,420,014)                                   42,860,793
                                                    -------------


U.S. GOVERNMENT & FEDERAL AGENCIES (66.0%)
-----------------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION (4.2%)
  3.75%, due 6/28/13                   10,400,000      10,209,430
  4.50%, due 1/15/14                   15,000,000      15,181,245
  5.125%, due 4/18/11                   3,000,000       3,123,855
                                                    -------------
                                                       28,514,530
                                                    -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (20.5%)
  4.50%, due 4/1/22                     2,601,709       2,530,487
  4.50%, due 5/1/22                        74,162          71,737
  4.50%, due 4/1/23                     3,466,016       3,351,638
  4.50%, due 9/1/35                     1,927,038       1,789,172
  4.50%, due 11/1/37                      944,861         876,767
  5.00%, due 10/1/20                    1,389,305       1,379,117
  5.00%, due 12/1/20                    4,283,260       4,251,849
  5.00%, due 1/1/21                       667,677         661,112
  5.00%, due 5/1/21                     1,262,164       1,252,908
  5.00%, due 4/1/23                     4,924,059       4,869,976
  5.00%, due 8/1/35                       972,706         935,337
  5.00%, due 8/1/37                     4,750,088       4,555,724
  5.50%, due 12/1/18                    1,123,446       1,138,554
  5.50%, due 9/1/21                     2,231,767       2,248,179
  5.50%, due 6/1/22                     1,907,729       1,921,759
  5.50%, due 8/1/22                    12,782,412      12,869,706
  5.50%, due 9/1/22                     2,903,721       2,923,552
  5.50%, due 12/1/22                      644,460         648,861
  5.50%, due 6/1/37                    16,539,948      16,309,940
  5.50%, due 7/1/37                     8,706,952       8,585,871
  5.50%, due 8/1/37                     2,139,743       2,109,987
  5.50%, due 9/1/37                    14,278,717      14,080,153
  5.50%, due 10/1/37                    3,932,942       3,878,249
  5.50%, due 11/1/37                      940,250         927,174
  5.50%, due 12/1/37                    4,203,540       4,145,085
  5.50%, due 1/1/38                     4,146,045       4,088,389
  6.00%, due 7/1/21                     5,595,371       5,734,136
  6.00%, due 8/1/21                     1,740,627       1,783,794
  6.00%, due 8/1/36                     7,481,627       7,567,987
  6.00%, due 2/1/37                       924,497         935,168
  6.00%, due 6/1/37                     6,234,000       6,304,011
  6.00%, due 8/1/37                     5,231,801       5,290,557
  6.00%, due 9/1/37                     5,718,565       5,782,787


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-31

                                        PRINCIPAL
                                           AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 11/1/37                 $  2,558,076   $   2,586,804
  6.50%, due 7/1/17                       201,422         209,819
  6.50%, due 11/1/35                      293,357         303,527
  7.00%, due 1/1/33                     1,094,482       1,155,759
  7.00%, due 9/1/33                       375,600         396,177
                                                    -------------
                                                      140,451,809
                                                    -------------


V  FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.5%)
  4.375%, due 9/13/10                  10,000,000      10,226,430
                                                    -------------


V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (11.7%)
  4.00%, due 10/1/20                          889             838
  4.00%, due 3/1/22                       457,853         430,485
  5.00%, due 1/1/21                       243,181         241,658
  5.00%, due 8/1/22                     1,835,024       1,816,838
  5.00%, due 4/1/23                     2,967,222       2,937,815
  5.00%, due 3/1/34                     2,215,385       2,134,428
  5.00%, due 4/1/34                     6,739,647       6,493,360
  5.00%, due 5/1/37                        20,658          19,821
  5.00%, due 5/1/38                       399,551         383,327
  5.50%, due 5/1/16                        90,042          91,578
  5.50%, due 1/1/21                        24,822          25,109
  5.50%, due 12/1/21                      125,509         126,567
  5.50%, due 1/1/22                       751,468         757,801
  5.50%, due 2/1/22                       827,472         834,011
  5.50%, due 3/1/22                       565,267         570,031
  5.50%, due 4/1/22                       176,327         177,720
  5.50%, due 7/1/22                     1,979,706       1,995,351
  5.50%, due 8/1/22                       948,447         955,942
  5.50%, due 10/1/22                      663,754         668,999
  5.50%, due 11/1/22                      933,902         941,282
  5.50%, due 12/1/22                       24,114          24,305
  5.50%, due 5/1/23                       589,996         594,599
  5.50%, due 6/1/23                       405,886         409,094
  5.50%, due 7/1/23 TBA (e)             1,000,000       1,006,562
  5.50%, due 7/1/35                       611,839         604,944
  5.50%, due 7/1/37                     4,450,476       4,392,422
  5.50%, due 7/1/38 TBA (e)            25,000,000      24,640,625
  6.00%, due 2/1/14                       282,256         290,441
  6.00%, due 6/1/21                       398,412         408,920
  6.00%, due 7/1/21                       905,884         929,777
  6.00%, due 1/1/36                     1,054,908       1,065,766
  6.00%, due 3/1/36                     1,976,575       1,996,920
  6.00%, due 6/1/36                     2,277,807       2,301,253
  6.00%, due 7/1/36                     1,756,944       1,775,028
  6.00%, due 11/1/36                    1,964,895       1,985,120
  6.00%, due 6/1/37                     1,830,522       1,848,974
  6.00%, due 7/1/37                     1,823,537       1,841,919
  6.00%, due 8/1/37                       994,628       1,004,655
  6.00%, due 11/1/37                    3,962,711       4,002,657
  6.00%, due 2/1/38                     1,966,584       1,986,408
  6.00%, due 4/1/38                       999,070       1,009,041
  6.50%, due 11/1/09                       41,567          41,736
  6.50%, due 10/1/36                    1,911,878       1,970,989
  6.50%, due 8/1/37                       411,827         424,472
  6.50%, due 10/1/37                    1,450,621       1,495,163
  7.00%, due 9/1/37                       489,058         513,188
  7.00%, due 10/1/37                       34,804          36,521
  7.00%, due 11/1/37                       31,993          33,571
  7.50%, due 7/1/28                       127,020         137,228
                                                    -------------
                                                       80,375,259
                                                    -------------

V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (5.3%)
  4.50%, due 9/15/35                      475,439         443,634
  5.00%, due 12/15/37                      92,649          89,925
  5.00%, due 5/15/38                    2,400,000       2,329,429
  5.50%, due 7/15/35                    1,365,031       1,362,004
  5.50%, due 8/15/35                      604,432         603,092
  5.50%, due 5/15/36                      832,509         830,133
  5.50%, due 7/15/36                    2,826,767       2,818,698
  5.50%, due 11/15/36                     792,980         790,717
  5.50%, due 5/15/37                    1,274,220       1,270,201
  5.50%, due 4/15/38                      995,668         992,527
  6.00%, due 1/15/36                    1,923,623       1,956,211
  6.00%, due 4/15/36                      843,786         858,080
  6.00%, due 10/15/36                     890,752         905,841
  6.00%, due 4/15/37                      108,385         110,188
  6.00%, due 9/15/37                    4,704,007       4,782,283
  6.00%, due 10/15/37                   1,879,140       1,910,410
  6.00%, due 11/15/37                   1,727,698       1,756,448
  6.00%, due 12/15/37                   6,873,404       6,986,453
  6.00%, due 4/15/38                      997,570       1,014,170
  6.50%, due 1/15/36                      718,122         742,932
  6.50%, due 3/15/36                      374,709         387,654
  6.50%, due 6/15/36                    1,399,824       1,448,186
  6.50%, due 9/15/36                      339,290         351,011
  6.50%, due 7/15/37                    1,461,286       1,511,332
  7.00%, due 7/15/31                      118,862         126,530
                                                    -------------
                                                       36,378,089
                                                    -------------





M-32    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
V  UNITED STATES TREASURY BONDS (1.2%)
  4.375%, due 2/15/38 (f)            $  3,070,000   $   2,992,292
  5.00%, due 5/15/37 (f)                5,095,000       5,475,535
                                                    -------------
                                                        8,467,827
                                                    -------------
V  UNITED STATES TREASURY NOTES (21.6%)
  2.625%, due 5/31/10 (f)              31,750,000      31,769,844
  2.875%, due 6/30/10                   1,000,000       1,004,922
  3.50%, due 5/31/13 (f)               53,650,000      54,048,190
  3.50%, due 2/15/18 (f)               22,430,000      21,590,625
  3.875%, due 5/15/18 (f)              18,742,000      18,585,336
  4.875%, due 5/31/11                  20,000,000      21,106,240
                                                    -------------
                                                      148,105,157
                                                    -------------
Total U.S. Government & Federal Agencies
  (Cost $453,479,440)                                 452,519,101
                                                    -------------



YANKEE BONDS (2.2%) (G)
-----------------------------------------------------------------

BANKS (0.4%)
Barclays Bank PLC
  5.45%, due 9/12/12                    2,000,000       2,023,236
Nordea Bank Sweden AB
  5.25%, due 11/30/12(a)                  800,000         797,288
                                                    -------------
                                                        2,820,524
                                                    -------------


BEVERAGES (0.5%)
Diageo Capital PLC
  5.125%, due 1/30/12                   2,350,000       2,370,492
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                    1,500,000       1,502,081
                                                    -------------
                                                        3,872,573
                                                    -------------


ELECTRIC (0.1%)
E.ON International Finance
  B.V.
  6.65%, due 4/30/38(a)                   850,000         846,288
                                                    -------------


PIPELINES (0.1%)
TransCanada Pipeline, Ltd.
  4.00%, due 6/15/13                      500,000         470,225
                                                    -------------


REAL ESTATE (0.3%)
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10(a)               2,000,000       1,962,720
                                                    -------------


TELECOMMUNICATIONS (0.7%)
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                      375,000         369,958
  5.25%, due 10/1/15                      250,000         228,789
  7.721%, due 6/4/38                    1,500,000       1,524,209
Telefonica Europe B.V.
  7.75%, due 9/15/10                      500,000         526,976
Vadafone Group PLC
  7.75%, due 2/15/10                    2,000,000       2,089,934
                                                    -------------
                                                        4,739,866
                                                    -------------
Total Yankee Bonds
  (Cost $14,638,231)                                   14,712,196
                                                    -------------
Total Long-Term Bonds
  (Cost $691,731,416)                                 680,084,380
                                                    -------------



SHORT-TERM INVESTMENTS (22.7%)
-----------------------------------------------------------------

FEDERAL AGENCY (3.4%)
Federal Home Loan Bank
  (Discount Note)
  2.00%, due 7/1/08                    23,300,000      23,300,000
                                                    -------------
Total Federal Agency
  (Cost $23,300,000)                                   23,300,000
                                                    -------------




                                           SHARES
INVESTMENT COMPANY (19.3%)
State Street Navigator
  Securities
  Lending Prime Portfolio
  (h)                                 132,045,775     132,045,775
                                                    -------------
Total Investment Company
  (Cost $132,045,775)                                 132,045,775
                                                    -------------
Total Short-Term Investments
  (Cost $155,345,775)                                 155,345,775
                                                    -------------
Total Investments
  (Cost $847,077,191) (j)                   121.9%    835,430,155
Liabilities in Excess of
  Cash and Other Assets                     (21.9)   (150,278,006)
                                            -----    ------------
Net Assets                                  100.0%  $ 685,152,149
                                            =====    ============






                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (I)
FUTURES CONTRACTS (0.0%)++
--------------------------------------------------------

United States Treasury
  Note
  September 2008 (2 Year)         425            $82,688
                                                 -------

Total Future Contracts
  (Settlement Value
  $89,761,329)                                   $82,688
                                                 =======





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-33

++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked"  to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of these securities at June 30,
     2008 is $15,422,439, which represents
     2.3% of the Portfolio's net assets.
(c)  Floating rate. Rate shown is the rate in
     effect at June 30, 2008.
(d)  Fair valued security. The total market
     value of this security at June 30, 2008
     is $3,474,975, which represents 0.5% of
     the Portfolio's net assets.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at June
     30, 2008 is $25,647,187, which represents
     3.7% of the Portfolio's net assets.
(f)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $129,357,938; cash collateral of
     $132,045,775 (included in liabilities)
     was received with which the Portfolio
     purchased highly liquid short-term
     investments.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(h)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(i)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2008.
(j)  At June 30, 2008, cost is $847,181,779
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,834,633
Gross unrealized depreciation       (14,586,257)
                                   ------------
Net unrealized depreciation        $(11,751,624)
                                   ============






M-34    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $847,077,191) including
  $129,357,938 market
  value of securities loaned         $835,430,155
Cash                                      104,192
Receivables:
  Investment securities sold            6,008,327
  Dividends and interest                4,819,467
  Fund shares sold                        457,760
  Variation margin on futures
     contracts                             46,484
Other assets                               12,388
                                     ------------
     Total assets                     846,878,773
                                     ------------

LIABILITIES:
Securities lending collateral         132,045,775
Payables:
  Investment securities purchased      28,867,408
  Fund shares redeemed                    314,236
  Manager (See Note 3)                    285,996
  Shareholder communication               113,396
  NYLIFE Distributors (See Note 3)         36,825
  Professional fees                        35,651
  Custodian                                24,805
  Directors                                 2,532
                                     ------------
     Total liabilities                161,726,624
                                     ------------
Net assets                           $685,152,149
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    489,309
Additional paid-in capital            651,422,841
                                     ------------
                                      651,912,150
Accumulated undistributed net
  investment income                    43,391,936
Accumulated undistributed net
  realized gain on investments          1,412,411
Net unrealized depreciation on
  investments                         (11,564,348)
                                     ------------
Net assets                           $685,152,149
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $508,808,260
                                     ============
Shares of capital stock outstanding    36,285,275
                                     ============
Net asset value per share
  outstanding                        $      14.02
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $176,343,889
                                     ============
Shares of capital stock outstanding    12,645,614
                                     ============
Net asset value per share
  outstanding                        $      13.95
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-35

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 16,957,391
  Income from securities
     loaned--net                           725,655
                                      ------------
     Total income                       17,683,046
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,142,042
  Administration (See Note 3)              456,117
  Distribution and service--Service
     Class
     (See Note 3)                          206,783
  Shareholder communication                 69,248
  Professional fees                         51,019
  Custodian                                 32,137
  Directors                                 12,179
  Miscellaneous                             13,002
                                      ------------
     Total expenses                      1,982,527
                                      ------------
Net investment income                   15,700,519
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Security transactions                  1,225,762
  Futures transactions                      96,732
                                      ------------
Net realized gain on investments
  and futures transactions               1,322,494
                                      ------------
Net change in unrealized
  appreciation on:
  Security transactions                (15,001,517)
  Futures contracts                         82,688
                                      ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                    (14,918,829)
                                      ------------
Net realized and unrealized loss on
  investments                          (13,596,335)
                                      ------------
Net increase in net assets
  resulting from operations           $  2,104,184
                                      ============







M-36    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 15,700,519   $ 27,515,280
 Net realized gain on
  investments and futures
  transactions                    1,322,494      4,882,231
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                     (14,918,829)     4,596,465
                               ---------------------------
 Net increase in net assets
  resulting from operations       2,104,184     36,993,976
                               ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                        --    (17,763,775)
    Service Class                        --     (4,621,525)
                               ---------------------------
 Total dividends to
  shareholders                           --    (22,385,300)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        121,590,298    169,329,827
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --     22,385,300
 Cost of shares redeemed        (87,029,092)   (71,328,989)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          34,561,206    120,386,138
                               ---------------------------
    Net increase in net
     assets                      36,665,390    134,994,814

NET ASSETS:
Beginning of period             648,486,759    513,491,945
                               ---------------------------
End of period                  $685,152,149   $648,486,759
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $ 43,391,936   $ 27,691,417
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-37

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  13.96     $  13.60    $  13.16    $  13.31    $  13.41    $  13.73
                             --------     --------    --------    --------    --------    --------
Net investment income            0.32(b)      0.53        0.58        0.53(b)     0.47        0.52(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.26)        0.35        0.02       (0.24)       0.08        0.10
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.06         0.88        0.60        0.29        0.55        0.62
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.52)      (0.16)      (0.44)      (0.50)      (0.59)
  From net realized gain
     on investments                --           --          --          --       (0.15)      (0.35)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (0.52)      (0.16)      (0.44)      (0.65)      (0.94)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  14.02     $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                             ========     ========    ========    ========    ========    ========
Total investment return
  (i)                            0.44%(e)     6.52%       4.55%       2.18%(d)    4.09%       4.52%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.62%+       4.89%       4.66%       3.96%       3.36%       3.75%
  Net expenses                   0.52%+       0.50%       0.52%       0.36%       0.54%       0.54%
  Expenses (before
     reimbursement)              0.52%+       0.50%       0.52%       0.51%       0.54%       0.54%
Portfolio turnover rate           209%(h)      265%(h)     166%(h)     277%(h)     335%        149%
Net assets at end of
  period (in 000's)          $508,808     $508,892    $410,139    $377,607    $421,046    $485,033




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.  If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Less than one-tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(h)  The portfolio turnover rates not including mortgage dollar rolls were 207%,
     256%, 147% and 161% for the period ended June 30, 2008, and for the years ended December 31, 2007, 2006 and 2005, respectively.
(i)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-38    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      ------------------------------------------------------------------------
                                                                     JUNE 4,
      SIX MONTHS                                                     2003(A)
         ENDED                                                       THROUGH
       JUNE 30,               YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ------------------------------------------------------------------------

         2008*        2007        2006        2005       2004         2003

       $  13.90     $  13.55    $  13.12    $ 13.29    $ 13.40       $ 14.33
       --------     --------    --------    -------    -------       -------
           0.31(b)      0.49        0.57       0.50(b)    0.46          0.28(b)
          (0.26)        0.35        0.00(c)   (0.25)      0.05         (0.28)
       --------     --------    --------    -------    -------       -------
           0.05         0.84        0.57       0.25       0.51          0.00(c)
       --------     --------    --------    -------    -------       -------

             --        (0.49)      (0.14)     (0.42)     (0.47)        (0.58)
             --           --          --         --      (0.15)        (0.35)
       --------     --------    --------    -------    -------       -------
             --        (0.49)      (0.14)     (0.42)     (0.62)        (0.93)
       --------     --------    --------    -------    -------       -------
       $  13.95     $  13.90    $  13.55    $ 13.12    $ 13.29       $ 13.40
       ========     ========    ========    =======    =======       =======
           0.32%(e)     6.25%       4.29%      1.89%(d)   3.83%         0.00%(e)(f)

           4.38%+       4.64%       4.41%      3.71%      3.11%         3.50%+(g)
           0.77%+       0.75%       0.77%      0.61%      0.79%         0.79%+
           0.77%+       0.75%       0.77%      0.76%      0.79%         0.79%+
            209%(h)      265%(h)     166%(h)    277%(h)    335%          149%
       $176,344     $139,595    $103,352    $90,392    $61,720       $19,603




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-39

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -9.37%        -8.35%        6.66%         0.52%




                                            (After Portfolio operating expenses)

                                MAINSTAY VP
                           CAPITAL APPRECIATION     S&P 500    RUSSELL 1000
                                 PORTFOLIO           INDEX     GROWTH INDEX
                           --------------------     -------    ------------
06/30/98                         10000.00          10000.00      10000.00
                                 12482.00          12276.00      12726.00
                                 14894.00          13165.00      15993.00
                                 10780.00          11213.00      10208.00
                                  8129.00           9196.00       7504.00
                                  7630.00           9219.00       7724.00
                                  8866.00          10981.00       9105.00
                                  9138.00          11675.00       9259.00
                                  9826.00          12683.00       9825.00
                                 11494.00          15294.00      11695.00
06/30/08                         10534.00          13287.00      10999.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -9.48%        -8.58%        6.39%         0.26%




                                            (After Portfolio operating expenses)

                   MAINSTAY VP
              CAPITAL APPRECIATION     S&P 500    RUSSELL 1000
                    PORTFOLIO           INDEX     GROWTH INDEX
              --------------------     -------    ------------
06/30/98            10000.00          10000.00      10000.00
                    12450.00          12276.00      12726.00
                    14811.00          13165.00      15993.00
                    10693.00          11213.00      10208.00
                     8044.00           9196.00       7504.00
                     7531.00           9219.00       7724.00
                     8729.00          10981.00       9105.00
                     8975.00          11675.00       9259.00
                     9623.00          12683.00       9825.00
                    11229.00          15294.00      11695.00
06/30/08            10265.00          13287.00      10999.00







 BENCHMARK PERFORMANCE     SIX       ONE      FIVE     TEN
                         MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------
Russell 1000(R) Growth
  Index(3)                -9.06%    -5.96%    7.32%    0.96%
S&P 500(R) Index(3)      -11.91    -13.12     7.58     2.88
Average Lipper Variable
  Products Large Cap
  Growth Portfolio(4)    -10.06     -5.21     7.53     2.35



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 6.59% and 0.49% for Initial Class shares and 6.35% and 0.24% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-40    MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $906.30         $2.94          $1,021.78         $3.12
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $905.20         $4.12          $1,020.54         $4.37
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).





                                                 mainstayinvestments.com    M-41

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Energy Equipment & Services             11.3%
Oil, Gas & Consumable Fuels              7.6
Software                                 7.0
Computers & Peripherals                  6.9
Specialty Retail                         5.4
Communications Equipment                 4.3
Semiconductors & Semiconductor
  Equipment                              3.8
Aerospace & Defense                      3.6
Metals & Mining                          3.4
Biotechnology                            3.3
Internet Software & Services             3.2
Life Science Tools & Services            3.0
Insurance                                2.8
Electronic Equipment & Instruments       2.4
Independent Power Producers & Energy
  Traders                                2.4
Media                                    2.4
Beverages                                2.0
Road & Rail                              2.0
Diversified Financial Services           1.6
Textiles, Apparel & Luxury Goods         1.6
Machinery                                1.5
Food & Staples Retailing                 1.4
Tobacco                                  1.4
Health Care Equipment & Supplies         1.3
Multiline Retail                         1.3
Health Care Providers & Services         1.1
Household Products                       0.9
Multi-Utilities                          0.8
Capital Markets                          0.7
Chemicals                                0.7
Commercial Services & Supplies           0.6
Thrifts & Mortgage Finance               0.4
Short-Term Investment
  (collateral from securities lending
     is 4.6%)                            4.6
Cash and Other Assets, Less
  Liabilities                            3.3
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-45 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  XTO Energy, Inc.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  National Oilwell Varco, Inc.
    5.  Thermo Fisher Scientific, Inc.
    6.  Oracle Corp.
    7.  Google, Inc., Class A
    8.  Southern Copper Corp.
    9.  Halliburton Co.
   10.  Williams Cos., Inc.







M-42    MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Capital Appreciation Portfolio returned -9.37% for Initial Class shares and -9.48% for Service Class shares. Both share classes outperformed the -10.06% return of the average Lipper(1) Variable Products Large Cap Growth Portfolio and underperformed the -9.06% return of the Russell 1000(R) Growth Index(1) for the six months ended June 30, 2008. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of 2008, the Portfolio's performance relative to the Russell 1000(R) Growth Index was affected by significant weakness in the financials sector. Large financial institutions continued to take substantial write-downs and analysts reduced their earnings estimates for many companies in this already depressed sector. Select health care holdings negatively affected the Portfolio's relative performance, and a few of the Portfolio's technology holdings underperformed during the reporting period.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

Relative to the Russell 1000(R) Growth Index, the Portfolio's strongest sectors were energy, consumer discretionary and health care. The energy sector rallied with the dramatic rise in the price of oil. Although the consumer discretionary sector was somewhat weak, the Portfolio's holdings in the sector outperformed sector-related securities in the benchmark. Economic stimulus checks and the Federal Open Market Committee's moves to lower interest rates helped consumer discretionary stocks bounce off the lows they had reached earlier in the year. Although underweight in the sector, the Portfolio benefited from strong stock selection. The health care sector is traditionally considered a haven in times of economic turmoil, but during the reporting period health care stocks underperformed the Russell 1000(R) Growth Index because of some notable earnings shortfalls. The Portfolio was underweight in the health care sector, which made a positive contribution to the Portfolio's performance.

During the reporting period, the Portfolio's three weakest-performing sectors in relation to the benchmark were technology, consumer staples and financials. The Portfolio was modestly overweight in technology when concerns about economic sensitivity and exposure to slowing emerging markets put pressure on the sector as a whole. The Portfolio held an underweight position in consumer staples when the sector outperformed the Index. A modest underweight in the financials sector was generally positive, but a few holdings caused this sector to be a drag on the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Among the strongest individual contributors to the Portfolio's absolute performance during the reporting period were XTO Energy, Halliburton and National Oilwell Varco. All three holdings were in the energy sector, which was the best-performing sector in the market during the reporting period. XTO, an oil & gas exploration & production company, benefited from the soaring price of oil, as did Halliburton, a leading oil services firm. National Oilwell Varco sells equipment and supplies used in oil and gas drilling and production. The company saw increased demand as oil prices climbed. All three companies reported strong earnings for the first quarter of 2008.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-43

In terms of absolute performance, major detractors during the reporting period included Intercontinental-Exchange, NVIDIA and Precision Castparts. Intercontinental-Exchange operates an electronic trading platform for energy futures. Growing concern that regulators were increasing their scrutiny of the energy futures business following the rapid rise in oil prices put pressure on a stock that had previously been a stellar performer for the Portfolio. Speculation that soft consumer spending might have a negative impact on NVIDIA's products for video game consoles, mobile devices and personal computers weighed on the company's stock price. Aerospace parts supplier Precision Castparts saw its stock sell off when analysts expressed concerns that soaring fuel prices might lead to reduced orders for new planes and that industry giant Boeing might lower its production outlook.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT NEW PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio initiated a new position in discount retailing giant Wal-Mart Stores during the reporting period, and the stock recorded positive returns despite difficult market conditions. Wal-Mart Store's value message is resonating with increasingly cautious U.S. consumers and sales have been strong. Gilead Sciences was another new purchase that helped the Portfolio's performance during the reporting period. This biotechnology company's drugs for diseases such as HIV/AIDS and hepatitis have been well-received. We established a position in medical-device manufacturer St. Jude Medical during the reporting period, and the stock's modest positive return was enough to significantly outperform the negative return recorded by the Russell 1000(R) Growth Index.

During the first half of 2008, we sold the Portfolio's positions in American Eagle Outfitters, J.C. Penney and a few other retail holdings. At the time, we felt that emerging weakness in consumer spending was likely to have a negative impact on the earnings outlook for these stocks, and our analysis proved true. We also reduced the firm's exposure to managed-care companies by selling the Portfolio's position in Humana. These companies have faced a number of pressures this year, including heightened competition, slowing enrollments, and proposals in Washington to reduce Medicare payments. Our decision to reduce exposure to the stock helped the Portfolio's performance.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

We reduced the Portfolio's significantly overweight position in consumer discretionary to a more modest overweight. We lowered a substantially overweight position in financials last year to a small overweight position at the end of June 2008. We also reduced the Portfolio's telecommunication services weighting to zero.

During the reporting period, we added several consumer staples stocks to increase the allocation from zero to one that was still underweight relative to the Russell 1000(R) Growth Index. We also increased the Portfolio's technology holdings from underweight to overweight relative to the Index.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the Portfolio had significantly overweight positions in energy and technology and a more modestly overweight position in the consumer discretionary sector. The impact on performance of the Portfolio's positioning in energy was significantly positive; in technology, a modest negative; and in consumer discretionary, positive. Gains recorded by DirectTV Holdings, TJX Cos. and Polo Ralph Lauren helped the Portfolio's consumer discretionary performance.

On the same date, the Portfolio held an underweight position in health care, industrials and consumer staples. Health care suffered from several earnings misses and underperformed. Industrials saw disappointing earnings among some cyclical stocks, and our decision to be highly selective in the sector proved to be prudent. We purchased several consumer staples stocks during the reporting period, but too late to make a significant positive contribution to performance. The exception was Wal-Mart Stores, which was one of the Portfolio's top performers.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-44    MainStay VP Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES          VALUE
COMMON STOCKS (92.1%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (3.6%)
Precision Castparts Corp.              142,700   $  13,751,999
United Technologies Corp.              136,800       8,440,560
                                                 -------------
                                                    22,192,559
                                                 -------------

BEVERAGES (2.0%)
Coca-Cola Co. (The)                    161,300       8,384,374
PepsiCo, Inc.                           66,600       4,235,094
                                                 -------------
                                                    12,619,468
                                                 -------------

BIOTECHNOLOGY (3.3%)
Celgene Corp. (a)                      140,300       8,960,961
Genentech, Inc. (a)                     99,500       7,552,050
Gilead Sciences, Inc. (a)               72,300       3,828,285
                                                 -------------
                                                    20,341,296
                                                 -------------

CAPITAL MARKETS (0.7%)
Goldman Sachs Group, Inc.
  (The)                                 26,300       4,599,870
                                                 -------------


CHEMICALS (0.7%)
Praxair, Inc.                           47,300       4,457,552
                                                 -------------


COMMERCIAL SERVICES & SUPPLIES (0.6%)
Manpower, Inc.                          65,000       3,785,600
                                                 -------------


COMMUNICATIONS EQUIPMENT (4.3%)
Cisco Systems, Inc. (a)                500,000      11,630,000
QUALCOMM, Inc.                         100,100       4,441,437
Research In Motion, Ltd. (a)            91,600      10,708,040
                                                 -------------
                                                    26,779,477
                                                 -------------

COMPUTERS & PERIPHERALS (6.9%)
V  Apple, Inc. (a)                    121,900      20,410,936
EMC Corp. (a)                          406,800       5,975,892
Hewlett-Packard Co.                    237,300      10,491,033
International Business
  Machines Corp.                        55,000       6,519,150
                                                 -------------
                                                    43,397,011
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
IntercontinentalExchange,
  Inc. (a)                              89,600      10,214,400
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Amphenol Corp. Class A                 337,400      15,142,512
                                                 -------------


ENERGY EQUIPMENT & SERVICES (11.3%)
Baker Hughes, Inc.                      66,900       5,843,046
Cameron International Corp.
  (a)                                  259,700      14,374,395
V  Halliburton Co.                    294,900      15,650,343
V  National Oilwell Varco,
  Inc. (a)(b)                          217,500      19,296,600
Smith International, Inc.              115,100       9,569,414
Transocean, Inc. (a)                    40,300       6,141,317
                                                 -------------
                                                    70,875,115
                                                 -------------

FOOD & STAPLES RETAILING (1.4%)
Wal-Mart Stores, Inc.                  156,500       8,795,300
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
St. Jude Medical, Inc. (a)             197,300       8,065,624
                                                 -------------


HEALTH CARE PROVIDERS & SERVICES (1.1%)
Medco Health Solutions, Inc.
  (a)                                  145,100       6,848,720
                                                 -------------


HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive Co.                   79,100       5,465,810
                                                 -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.4%)
NRG Energy, Inc. (a)                   347,600      14,912,040
                                                 -------------


INSURANCE (2.8%)
Assurant, Inc.                         200,900      13,251,364
Prudential Financial, Inc.              70,800       4,229,592
                                                 -------------
                                                    17,480,956
                                                 -------------

INTERNET SOFTWARE & SERVICES (3.2%)
Akamai Technologies, Inc.
  (a)(b)                                87,000       3,026,730
V  Google, Inc. Class A (a)            32,600      17,161,292
                                                 -------------
                                                    20,188,022
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (3.0%)
V  Thermo Fisher Scientific,
  Inc. (a)                             336,000      18,725,280
                                                 -------------


MACHINERY (1.5%)
Caterpillar, Inc.                       73,400       5,418,388
Illinois Tool Works, Inc.               79,100       3,758,041
                                                 -------------
                                                     9,176,429
                                                 -------------

MEDIA (2.4%)
DIRECTV Group, Inc. (The) (a)          568,600      14,732,426
                                                 -------------


METALS & MINING (3.4%)
Allegheny Technologies, Inc.            51,700       3,064,776
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    19,700       2,308,643
V  Southern Copper Corp. (b)          148,700      15,855,881
                                                 -------------
                                                    21,229,300
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-45


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (1.3%)
Kohl's Corp. (a)                       209,100   $   8,372,364
                                                 -------------


MULTI-UTILITIES (0.8%)
CenterPoint Energy, Inc.               325,200       5,219,460
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (7.6%)
ExxonMobil Corp.                       106,300       9,368,219
V  Williams Cos., Inc.                 383,000      15,438,730
V  XTO Energy, Inc.                    333,625      22,856,649
                                                 -------------
                                                    47,663,598
                                                 -------------

ROAD & RAIL (2.0%)
Norfolk Southern Corp.                 194,500      12,189,315
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Intel Corp.                            287,900       6,184,092
MEMC Electronic Materials,
  Inc. (a)                             243,200      14,966,528
NVIDIA Corp. (a)                       150,550       2,818,296
                                                 -------------
                                                    23,968,916
                                                 -------------

SOFTWARE (7.0%)
Autodesk, Inc. (a)                     175,600       5,937,036
V  Microsoft Corp.                     742,100      20,415,171
V  Oracle Corp. (a)                    834,900      17,532,900
                                                 -------------
                                                    43,885,107
                                                 -------------

SPECIALTY RETAIL (5.4%)
Abercrombie & Fitch Co. Class
  A                                    139,700       8,756,396
AutoZone, Inc. (a)                      87,400      10,576,274
TJX Cos., Inc.                         449,200      14,136,324
                                                 -------------
                                                    33,468,994
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Coach, Inc. (a)                        223,200       6,446,016
Polo Ralph Lauren Corp. (b)             55,200       3,465,456
                                                 -------------
                                                     9,911,472
                                                 -------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Freddie Mac (b)                        166,300       2,727,320
                                                 -------------


TOBACCO (1.4%)
Altria Group, Inc.                     127,500       2,621,400
Philip Morris International,
  Inc.                                 127,500       6,297,225
                                                 -------------
                                                     8,918,625
                                                 -------------
Total Common Stocks
  (Cost $479,912,813)                              576,349,938
                                                 -------------


SHORT-TERM INVESTMENT (4.6%)
--------------------------------------------------------------

INVESTMENT COMPANY (4.6%)
State Street Navigator
  Securities Lending
  Prime Portfolio (c)               28,865,286      28,865,286
                                                 -------------
Total Short-Term Investment
  (Cost $28,865,286)                                28,865,286
                                                 -------------
Total Investments
  (Cost $508,778,099) (d)                 96.7%    605,215,224
Cash and Other Assets,
  Less Liabilities                         3.3      20,736,420
                                         -----    ------------
Net Assets                               100.0%  $ 625,951,644
                                         =====    ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $27,910,550; cash collateral of
     $28,865,286 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  At June 30, 2008, cost is $508,778,099
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation    $120,356,054
     Gross unrealized depreciation     (23,918,929)
                                      ------------
     Net unrealized appreciation      $ 96,437,125
                                      ============






M-46    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $508,778,099) including
  $27,910,550 market
  value of securities loaned         $605,215,224
Cash                                   56,882,859
Receivables:
  Dividends and interest                  365,592
  Fund shares sold                         23,621
Other assets                               10,184
                                     ------------
     Total assets                     662,497,480
                                     ------------

LIABILITIES:
Securities lending collateral          28,865,286
Payables:
  Investment securities purchased       6,675,301
  Fund shares redeemed                    488,309
  Manager (See Note 3)                    337,224
  Shareholder communication               116,506
  Professional fees                        37,546
  NYLIFE Distributors (See Note 3)         12,427
  Custodian                                 9,012
  Directors                                 2,622
Accrued expenses                            1,603
                                     ------------
     Total liabilities                 36,545,836
                                     ------------
Net assets                           $625,951,644
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    253,828
Additional paid-in capital            591,853,778
                                     ------------
                                      592,107,606
Accumulated undistributed net
  investment income                     4,268,278
Accumulated net realized loss on
  investments                         (66,861,365)
Net unrealized appreciation on
  investments                          96,437,125
                                     ------------
Net assets                           $625,951,644
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $569,481,659
                                     ============
Shares of capital stock outstanding    23,077,774
                                     ============
Net asset value per share
  outstanding                        $      24.68
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 56,469,985
                                     ============
Shares of capital stock outstanding     2,305,015
                                     ============
Net asset value per share
  outstanding                        $      24.50
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-47

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $  2,781,158
  Interest                                 411,175
  Income from securities
     loaned--net                           191,353
                                      ------------
     Total income                        3,383,686
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,450,018
  Administration (See Note 3)              432,799
  Distribution and service--Service
     Class  (See Note 3)                    72,373
  Shareholder communication                 62,240
  Professional fees                         46,552
  Directors                                 12,862
  Custodian                                 10,545
  Miscellaneous                             15,642
                                      ------------
     Total expenses                      2,103,031
                                      ------------
Net investment income                    1,280,655
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (20,969,535)
Net change in unrealized
  appreciation on investments          (50,106,460)
                                      ------------
Net realized and unrealized loss on
  investments                          (71,075,995)
                                      ------------
Net decrease in net assets
  resulting from operations           $(69,795,340)
                                      ============







M-48    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008            2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   1,280,655   $   2,992,000
 Net realized gain (loss)
  on investments                (20,969,535)    155,651,887
 Net change in unrealized
  appreciation on
  investments                   (50,106,460)    (64,140,006)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (69,795,340)     94,503,881
                              -----------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                        --        (950,025)
                              -----------------------------
 Total dividends to
  shareholders                           --        (950,025)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         13,501,604      36,118,985
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --         950,025
 Cost of shares redeemed        (64,141,465)   (183,320,376)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (50,639,861)   (146,251,366)
                              -----------------------------
    Net decrease in net
     assets                    (120,435,201)    (52,697,510)

NET ASSETS:
Beginning of period             746,386,845     799,084,355
                              -----------------------------
End of period                 $ 625,951,644   $ 746,386,845
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $   4,268,278   $   2,987,623
                              =============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-49

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          INITIAL CLASS
                            ------------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                       YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------------

                               2008*        2007        2006        2005        2004         2003

Net asset value at
  beginning of period        $  27.23     $  24.26    $  23.31    $  21.51    $  20.70    $    16.33
                             --------     --------    --------    --------    --------    ----------
Net investment income
  (loss)                         0.05         0.13        0.05        0.07(b)     0.05          0.04(b)
Net realized and
  unrealized gain (loss)
  on investments                (2.60)        2.88        0.99        1.73        0.81          4.37
                             --------     --------    --------    --------    --------    ----------
Total from investment
  operations                    (2.55)        3.01        1.04        1.80        0.86          4.41
                             --------     --------    --------    --------    --------    ----------
Less dividends:
  From net investment
     income                        --        (0.04)      (0.09)      (0.00)(c)   (0.05)        (0.04)
                             --------     --------    --------    --------    --------    ----------
Net asset value at end of
  period                     $  24.68     $  27.23    $  24.26    $  23.31    $  21.51    $    20.70
                             ========     ========    ========    ========    ========    ==========
Total investment return
  (g)                           (9.37%)(d)   12.39%       4.45%       8.41%(e)    4.16%        26.99%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      0.41%+       0.40%       0.13%       0.33%       0.24%         0.20%
  Net expenses                   0.62%+       0.60%       0.62%       0.37%       0.65%         0.64%
  Expenses (before
     reimbursement)              0.62%+       0.60%       0.62%       0.60%       0.65%         0.64%
Portfolio turnover rate            22%          85%         28%         22%         34%           26%
Net assets at end of
  period (in 000's)          $569,482     $681,500    $738,278    $835,933    $929,227    $1,011,538




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-50    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
                                                                   JUNE 5,
      SIX MONTHS                                                   2003(A)
         ENDED                                                     THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

         2008*        2007       2006       2005       2004         2003

        $ 27.07     $ 24.14    $ 23.21    $ 21.47    $ 20.68       $ 18.43
        -------     -------    -------    -------    -------       -------
           0.02        0.04      (0.03)      0.02(b)    0.02          0.01(b)
          (2.59)       2.89       1.00       1.72       0.79          2.27
        -------     -------    -------    -------    -------       -------
          (2.57)       2.93       0.97       1.74       0.81          2.28
        -------     -------    -------    -------    -------       -------

             --          --      (0.04)        --      (0.02)        (0.03)
        -------     -------    -------    -------    -------       -------
        $ 24.50     $ 27.07    $ 24.14    $ 23.21    $ 21.47       $ 20.68
        =======     =======    =======    =======    =======       =======
          (9.48%)(d)  12.11%      4.19%      8.10%(e)   3.90%        12.36%(d)

           0.16%+      0.15%     (0.12%)     0.08%     (0.01%)       (0.05%)+(f)
           0.87%+      0.85%      0.87%      0.62%      0.90%         0.89%+
           0.87%+      0.85%      0.87%      0.85%      0.90%         0.89%+
             22%         85%        28%        22%        34%           26%
        $56,470     $64,887    $60,806    $58,556    $48,218       $15,582




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-51

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                               SIX      ONE      FIVE         TEN
TOTAL RETURNS                MONTHS    YEAR    YEARS(1)    YEARS(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                    1.43%    3.83%     2.98%       3.39%
7-DAY CURRENT YIELD: 1.96%(2)




(After Portfolio operating expenses)


                                   MAINSTAY VP      LIPPER MONEY
                                 CASH MANAGEMENT     MARKET FUND
                                    PORTFOLIO           INDEX
                                 ---------------    ------------
06/30/98                             10000.00         10000.00
                                     10485.00         10477.00
                                     11055.00         11035.00
                                     11678.00         11645.00
                                     11930.00         11891.00
                                     12044.00         12005.00
                                     12113.00         12064.00
                                     12311.00         12256.00
                                     12806.00         12707.00
                                     13435.00         13320.00
06/30/08                             13950.00         13828.00







 BENCHMARK PERFORMANCE                      SIX        ONE        FIVE       TEN
                                           MONTHS      YEAR      YEARS      YEARS
----------------------------------------------------------------------------------
Lipper Money Market Fund Index(3)           1.43%      3.81%      2.87%      3.29%
Average Lipper Variable Products Money
  Market Portfolio(4)                       1.35       3.72       2.87       3.34



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.65% and 3.22% for Initial Class shares for the five-year and ten-year periods, respectively.
2. As of 6/30/08, MainStay VP Cash Management Portfolio had an effective 7-day yield of 1.98% and a current yield of 1.96%. The current yield is more reflective of the Portfolio's earnings than the total return.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-52    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,014.30        $2.35          $1,022.53         $2.36
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.47% multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).





                                                 mainstayinvestments.com    M-53

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                69.10
U.S. Government & Federal Agencies              26.80
Corporate Bonds                                  4.10
Liabilities in Excess of Cash and Other
  Assets                                        (0.00)*





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-57 for specific holdings within these categories.



M-54    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the seven-day period ended June 30, 2008, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 1.96% and an effective yield of 1.98%. For the six months ended June 30, 2008, MainStay VP Cash Management Portfolio returned 1.43% for Initial Class shares. The Portfolio outperformed the 1.35% return of the average Lipper(1) Variable Products Money Market Portfolio and equaled the 1.43% return of the Lipper Money Market Fund Index(1) for the six months ended June 30, 2008.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2008?

Tighter credit conditions and disruptions in the financial markets since the summer of 2007 have had a substantial negative impact on the U.S. economy. After increasing at an average rate of more than 4% during the second and third quarters of 2007, real gross domestic product (GDP) declined at a 0.2% seasonally adjusted annual rate in the fourth quarter of 2007 and increased at a 0.9% seasonally adjusted annual rate in the first quarter of 2008. The slowdown in output growth has had a negative impact on the demand for labor. Nonfarm payrolls have declined by 438,000 this year and the unemployment rate has risen from 5% to 5.5%. Despite a weak labor market, growth in the second quarter is expected to be stronger as consumer spending was boosted by income-tax rebates that were mailed out during the quarter.

The market trend toward lower-risk securities (known as a "flight-to-quality") that began during the second half of 2007 continued during the first three months of 2008. In the first quarter, investors focused on how exposure to mortgage-backed securities and other assets might lead to potential losses by financial institutions. Uncertainty about the fate of the two largest monoline bond insurers, MBIA and Ambac, also weighed on the credit markets. Financial institutions faced funding costs, and Bear Stearns' liquidity deteriorated enough for the company to seek an emergency loan from the New York Federal Reserve Bank in mid-March 2008.

The difference between the three-month Treasury-bill yield and three-month LIBOR(2) (known as "the TED spread" and used as a measure of credit risk) rose to 203 basis points in March on the news that Bear Stearns was seeking emergency funding from the Federal Reserve. (A basis point is one-hundredth of a percentage point.) As investors continued to seek the safety of U.S. Treasury securities, the yield on the three-month Treasury bill fell below 0.5% in March.

ASIDE FROM THE BEAR STEARNS BAILOUT, HOW DID THE FEDERAL RESERVE INFLUENCE THE MARKET FOR SHORT-TERM SECURITIES?

In successive moves over the course of the reporting period, the Federal Open Market Committee (FOMC) lowered the federal funds target rate by a total of 225 basis points, bringing the federal funds target rate down to 2.00%. The Federal Reserve also announced other measures to improve liquidity in the credit markets.

DID YIELDS CONTINUE TO DROP?

No. After declining during the first quarter of 2008, yields rose during the second quarter, in part because of a reversal in the flight-to-quality trade as investors felt that the measures implemented by the Federal Reserve would reduce systemic risk should another financial firm fail. Higher inflation data and economic growth that was not as weak as initially feared also contributed to the rise in yields. The yield on the three-month Treasury bill ended the reporting period at 1.74%, considerably higher than mid-March levels but approximately 1.5% lower than at the beginning of 2008.


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
2. London interbank offered rates (LIBOR) are interest rates that are widely used as a reference rate in bank, corporate and government lending agreements.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-55

HOW DID THESE FACTORS AFFECT THE PORTFOLIO?

As money market rates declined during the reporting period, the proceeds from maturing investments in the Portfolio were necessarily reinvested in lower-yielding securities, which lowered the Portfolio's return compared to the prior reporting period.

HOW DID THE PORTFOLIO INVEST DURING THE REPORTING PERIOD?

The Portfolio invested in securities issued by U.S. government sponsored enterprises (GSEs) and in Tier-1 securities issued by finance, insurance, brokerage and industrial companies as well as banks and bank holding companies. The Portfolio did not have any exposure to commercial paper issued by structured investment vehicles.

HOW DID THE PORTFOLIO'S AVERAGE MATURITY VARY OVER THE COURSE OF THE REPORTING PERIOD?

At the beginning of the reporting period, the average maturity of the Portfolio was 59 days. In the second quarter, we began reducing the Portfolio's average maturity, and as of June 30, 2008, the average maturity of the Portfolio was approximately 42 days.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-56    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED



                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (100.0%)+
---------------------------------------------------------------

COMMERCIAL PAPER (69.1%)
Abbey National North America
  LLC
  2.35%, due 8/1/08 (a)             $ 3,600,000   $   3,592,715
  2.36%, due 7/18/08 (a)              8,000,000       7,991,084
Abbott Laboratories
  2.16%, due 8/1/08 (a)(b)            8,000,000       7,985,120
AIG Funding, Inc.
  2.70%, due 8/19/08 (a)              6,000,000       5,977,950
Allianz Finance Corp.
  2.40%, due 7/8/08 (a)(b)            3,750,000       3,748,250
  2.50%, due 7/9/08 (a)(b)            6,500,000       6,496,389
  2.50%, due 7/17/08 (a)(b)           4,000,000       3,995,556
American Express Credit Corp.
  2.33%, due 7/24/08 (a)              9,000,000       8,986,602
  2.55%, due 8/26/08 (a)              8,000,000       7,968,267
American General Finance
  Corp.
  2.79%, due 7/31/08 (a)              5,100,000       5,088,142
  2.80%, due 7/8/08 (a)               4,000,000       3,997,822
American Honda Finance Corp.
  2.07%, due 7/8/08 (a)               4,750,000       4,748,088
  2.07%, due 7/16/08 (a)              5,000,000       4,995,687
  2.10%, due 7/28/08 (a)              4,500,000       4,492,912
  3.013%, due 9/18/08
  (a)(b)(c)                           3,200,000       3,200,000
AstraZeneca PLC
  2.50%, due 10/15/08 (a)             2,685,000       2,665,235
  2.62%, due 10/15/08 (a)(b)          5,500,000       5,457,571
  3.00%, due 7/31/08 (a)(b)           1,400,000       1,396,501
  3.00%, due 8/4/08 (a)(b)            4,100,000       4,088,384
Atlantis One Funding Corp.
  2.71%, due 7/1/08 (a)(b)            8,000,000       8,000,000
Australia & New Zealand
  Banking
  Group, Ltd.
  2.32%, due 7/11/08 (a)(b)           5,500,000       5,496,455
  2.50%, due 7/9/08 (a)(b)            5,500,000       5,496,944
  2.51%, due 8/4/08 (a)(b)            5,500,000       5,486,962
Bank of America Corp.
  2.78%, due 7/1/08 (a)(c)            8,500,000       8,500,000
BNP Paribas Finance, Inc.
  2.371%, due 7/17/08 (a)             8,000,000       7,991,570
  2.392%, due 7/2/08 (a)              5,000,000       4,999,668
  2.48%, due 8/5/08 (a)               3,050,000       3,042,646
Caterpillar Financial
  Services Corp.
  2.15%, due 7/23/08 (a)              6,000,000       5,992,117
Deutsche Bank Financial LLC
  2.38%, due 8/4/08 (a)               6,500,000       6,485,389
  2.43%, due 9/9/08 (a)               7,000,000       6,966,925
  2.44%, due 7/8/08 (a)               3,125,000       3,123,518
Dexia Delaware LLC
  2.58%, due 8/7/08 (a)               1,500,000       1,496,022
  2.60%, due 8/6/08 (a)               8,500,000       8,477,900
Electricite de France
  2.23%, due 7/21/08 (a)(b)           8,500,000       8,489,470
  2.30%, due 7/10/08 (a)(b)           8,000,000       7,995,400
European Investment Bank
  1.95%, due 7/7/08 (a)               8,000,000       7,997,400
Export Development Canada
  2.23%, due 9/23/08 (a)              8,000,000       7,958,373
General Electric Capital
  Corp.
  2.30%, due 7/25/08 (a)              8,500,000       8,486,967
  2.34%, due 8/12/08 (a)              8,500,000       8,476,795
ING U.S. Funding LLC
  2.48%, due 8/5/08 (a)               4,500,000       4,489,150
  2.51%, due 7/15/08 (a)              6,500,000       6,493,655
  2.64%, due 7/2/08 (a)               5,000,000       4,999,634
International Business
  Machines Corp.
  2.11%, due 7/25/08 (a)(b)           8,200,000       8,188,465
  2.18%, due 7/31/08 (a)(b)           4,000,000       3,992,733
JPMorgan Chase & Co.
  2.35%, due 8/18/08 (a)              4,450,000       4,436,057
  2.39%, due 8/12/08 (a)              2,500,000       2,493,029
KfW International Finance,
  Inc.
  2.19%, due 7/30/08 (a)(b)           8,000,000       7,985,887
  2.31%, due 9/26/08 (a)(b)           8,000,000       7,955,340
Lloyds TSB Bank PLC
  2.55%, due 8/4/08 (a)               3,400,000       3,391,812
  2.55%, due 8/18/08 (a)              1,750,000       1,744,050
  2.58%, due 7/2/08 (a)               8,000,000       7,999,426
Merck & Co., Inc.
  2.12%, due 7/14/08 (a)              4,375,000       4,371,651
  2.13%, due 8/1/08 (a)               5,950,000       5,939,087
Metlife Funding, Inc.
  2.09%, due 7/24/08 (a)              8,000,000       7,989,318
Minnesota Mining &
  Manufacturing Co.
  2.13%, due 7/30/08 (a)              6,000,000       5,989,705
Morgan Stanley
  2.53%, due 8/19/08 (a)              5,000,000       4,982,782
  2.94%, due 8/21/08 (a)              2,500,000       2,489,588
National Australia Funding
  Delaware, Inc.
  2.54%, due 8/8/08 (a)(b)           17,000,000      16,954,421
Nationwide Building Society
  2.57%, due 7/28/08 (a)(b)           4,300,000       4,291,712
  2.61%, due 7/29/08 (a)(b)           8,000,000       7,983,760
  2.75%, due 11/7/08 (a)(b)           4,150,000       4,109,105


 +  Percentages indicated are based on Portfolio net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-57

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Nestle Capital Corp.
  2.09%, due 7/1/08 (a)(b)          $ 4,000,000   $   4,000,000
  2.13%, due 7/14/08 (a)(b)           8,300,000       8,293,616
  2.14%, due 7/16/08 (a)(b)           3,075,000       3,072,258
  2.14%, due 7/23/08 (a)(b)           5,450,000       5,442,873

Pfizer, Inc.
  2.10%, due 7/3/08 (a)(b)            1,350,000       1,349,842
  2.15%, due 7/16/08 (a)(b)           4,000,000       3,996,417
  2.55%, due 9/5/08 (a)(b)            3,900,000       3,881,767
Private Export Funding Corp.
  2.08%, due 7/10/08 (a)(b)           5,775,000       5,771,997
  2.12%, due 7/18/08 (a)(b)           6,500,000       6,493,493
  2.12%, due 7/23/08 (a)(b)           1,575,000       1,572,959
  2.13%, due 7/18/08 (a)(b)           2,850,000       2,847,133
Prudential Funding LLC
  2.15%, due 7/3/08 (a)               7,625,000       7,624,089
  2.27%, due 8/13/08 (a)              7,800,000       7,778,851
Rabobank USA Finance Corp.
  2.46%, due 7/15/08 (a)              8,000,000       7,992,347
Royal Bank of Canada
  2.55%, due 9/2/08 (a)               8,000,000       7,964,300
  2.55%, due 9/3/08 (a)               8,200,000       8,162,827
Royal Bank of Scotland
  2.49%, due 7/14/08 (a)              4,000,000       3,996,403
  2.57%, due 7/9/08 (a)               8,000,000       7,995,431
Shell International Finance
  B.V.
  2.35%, due 9/26/08 (a)(b)           8,000,000       7,954,567
Societe Generale North
  America, Inc.
  2.39%, due 7/22/08 (a)              6,000,000       5,991,635
  2.80%, due 7/3/08 (a)               5,500,000       5,499,145
  2.93%, due 7/8/08 (a)               5,200,000       5,197,037
Svenska Handelsbanken, Inc.
  2.47%, due 7/11/08 (a)              7,000,000       6,995,197
  2.49%, due 8/5/08 (a)               4,000,000       3,990,317
  2.55%, due 8/20/08 (a)              5,500,000       5,480,521
Swedish Export Credit Corp.
  2.11%, due 7/22/08 (a)              6,000,000       5,992,615
  2.13%, due 7/21/08 (a)              6,000,000       5,992,900
  2.22%, due 8/21/08 (a)              9,000,000       8,971,695
Swiss RE Financial Products
  Corp.
  2.60%, due 7/7/08 (a)(b)            8,000,000       7,996,534
  2.82%, due 8/11/08 (a)(b)           4,700,000       4,684,906
  2.83%, due 8/14/08 (a)(b)           3,000,000       2,989,623
Toyota Motor Credit Corp.
  2.30%, due 7/22/08 (a)              5,000,000       4,993,291
  2.45%, due 7/11/08 (a)              7,500,000       7,494,896
  2.45%, due 8/14/08 (a)              4,825,000       4,810,552
Unilever Capital Corp.
  2.61%, due 10/14/08 (a)(b)          8,000,000       7,939,100
  2.68%, due 10/27/08 (a)(b)          7,700,000       7,632,360
USAA Capital Corp.
  2.00%, due 8/15/08 (a)              8,000,000       7,980,000
Wells Fargo & Co.
  2.40%, due 8/25/08 (a)              8,000,000       7,970,667
                                                  -------------
                                                    581,897,324
                                                  -------------

CORPORATE BONDS (4.1%)
Bank of America N.A.
  2.813%, due 12/18/08 (c)            6,375,000       6,372,196
HSBC Bank USA N.A./New York,
  NY
  2.957%, due 7/28/08 (c)             8,400,000       8,403,251
International Business
  Machines Corp.
  2.478%, due 9/8/08 (b)(c)           4,600,000       4,599,517
Wachovia Bank N.A.
  2.481%, due 2/23/09 (c)             5,250,000       5,241,249
  2.654%, due 10/3/08 (c)             6,600,000       6,597,961
  3.50%, due 8/15/08                  3,700,000       3,692,334
                                                  -------------
                                                     34,906,508
                                                  -------------

FEDERAL AGENCIES (26.8%)
Federal Home Loan Bank
  2.556%, due 2/18/09 (a)(c)          5,600,000       5,602,366
Federal Home Loan Bank
  (Discount Notes)
  2.06%, due 7/16/08 (a)              1,900,000       1,898,369
  2.15%, due 7/17/08 (a)              7,000,000       6,993,311
  2.17%, due 8/13/08 (a)              8,200,000       8,178,746
  2.18%, due 8/6/08 (a)               8,000,000       7,982,560
  2.20%, due 7/29/08 (a)              8,000,000       7,986,311
  2.20%, due 8/1/08 (a)               2,925,000       2,919,459
  2.27%, due 8/20/08 (a)              7,075,000       7,052,694
  2.305%, due 12/12/08 (a)(c)         6,000,000       6,000,000
  2.44%, due 9/19/08 (a)              8,000,000       7,956,622
  2.535%, due 8/22/08 (a)             6,575,000       6,550,925
  2.592%, due 12/24/08 (a)(c)         6,000,000       6,000,000
  2.70%, due 3/17/09 (a)              8,000,000       8,000,000
  2.75%, due 2/20/09 (a)              7,800,000       7,800,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  2.20%, due 8/18/08 (a)              6,500,000       6,480,933
  2.356%, due 4/7/09 (a)(c)           8,100,000       8,100,000
  2.38%, due 9/8/08 (a)               8,000,000       7,963,507
  2.38%, due 9/29/08 (a)              6,100,000       6,063,705
  2.435%, due 9/22/08 (a)             8,700,000       8,651,158
  2.50%, due 9/12/08 (a)              5,275,000       5,248,259
Federal National Mortgage
  Association (Discount
  Notes)
  2.01%, due 7/30/08 (a)              5,000,000       4,991,904
  2.10%, due 7/23/08 (a)              6,950,000       6,941,081



M-58    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
  Association (Discount
  Notes) (continued)
  2.13%, due 7/21/08 (a)            $ 3,675,000   $   3,670,651
  2.145%, due 8/27/08 (a)             7,775,000       7,748,594
  2.18%, due 8/5/08 (a)               5,550,000       5,538,237
  2.25%, due 8/18/08 (a)              3,650,000       3,639,050
  2.26%, due 8/29/08 (a)              8,075,000       8,045,091
  2.27%, due 8/28/08 (a)              8,000,000       7,970,742
  2.30%, due 8/20/08 (a)              7,000,000       6,977,639
  2.30%, due 9/5/08 (a)               8,000,000       7,966,267
  2.32%, due 9/10/08 (a)              7,500,000       7,465,683
  2.34%, due 9/12/08 (a)              8,000,000       7,962,040
  2.36%, due 9/17/08 (a)              8,000,000       7,959,093
  2.40%, due 9/10/08 (a)              5,850,000       5,822,310
                                                  -------------
                                                    226,127,307
                                                  -------------
Total Short-Term Investments
  (Amortized Cost
  $842,931,139) (d)                       100.0%    842,931,139
Liabilities in Excess of
  Cash and Other Assets                    (0.0)++     (236,748)
                                          -----    ------------
Net Assets                                100.0%  $ 842,694,391
                                          =====    ============






++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate. Rate shown is the rate in
     effect at June 30, 2008.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                  AMORTIZED
                                       COST   PERCENT+

Banks                          $224,729,205      26.7%
Computers                        16,780,715       2.0
Diversified Financial
  Services                       24,956,109       3.0
Electric                         16,484,870       2.0
Federal Agencies                226,127,307      26.8
Finance--Auto Loans              34,735,426       4.1
Finance--Commercial               5,992,117       0.7
Finance--Consumer Loans           9,085,964       1.1
Finance--Credit Card             16,954,869       2.0
Finance--Investment
  Banker/Broker                  30,383,895       3.6
Finance--Mortgage Loan/Banker    16,384,577       1.9
Finance--Other Services          16,685,584       2.0
Holding
  Companies--Diversified          7,980,000       0.9
Insurance                        51,292,147       6.1
Miscellaneous--Manufacturing      5,989,705       0.7
Multi-National                    7,997,400       0.9
Oil & Gas                         7,954,567       0.9
Pharmaceuticals                  41,131,575       4.9
Sovereign                        28,915,583       3.4
Special Purpose Entity           52,369,524       6.3
                               ------------     -----
                                842,931,139     100.0
Liabilities in Excess of
  Cash and Other Assets            (236,748)     (0.0)++
                               ------------     -----
Net Assets                     $842,694,391     100.0%
                               ============     =====





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-59

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $842,931,139)      $842,931,139
Cash                                        3,053
Receivables:
  Fund shares sold                      2,394,410
  Interest                                337,011
Other assets                               23,630
                                     ------------
     Total assets                     845,689,243
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  2,474,045
  Manager (See Note 3)                    302,839
  Shareholder communication               106,090
  Professional fees                        33,112
  Custodian                                 8,749
  Directors                                 2,447
Accrued expenses                              402
Dividend payable                           67,168
                                     ------------
     Total liabilities                  2,994,852
                                     ------------
Net assets                           $842,694,391
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                         $  8,426,524
Additional paid-in capital            834,217,807
                                     ------------
                                      842,644,331
Accumulated undistributed net
  investment income                           308
Accumulated net realized gain on
  investments                              49,752
                                     ------------
Net assets applicable to
  outstanding shares                 $842,694,391
                                     ============
Shares of capital stock outstanding   842,652,369
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============







M-60    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $12,499,903
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,168,231
  Administration (See Note 3)             489,486
  Shareholder communication                71,703
  Professional fees                        47,226
  Directors                                12,283
  Custodian                                 9,634
  Miscellaneous                            18,516
                                      -----------
     Total expenses                     1,817,079
                                      -----------
Net investment income                  10,682,824
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           52,675
                                      -----------
Net increase in net assets
  resulting from operations           $10,735,499
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-61

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  10,682,824   $  21,339,516
 Net realized gain on
  investments                        52,675           1,986
                              -----------------------------
 Net increase in net assets
  resulting from operations      10,735,499      21,341,502
                              -----------------------------

Dividends to shareholders:
 From net investment income     (10,682,721)    (21,339,548)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        413,704,605     746,017,935
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      10,682,721      21,339,548
 Cost of shares redeemed       (186,967,245)   (513,890,573)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions         237,420,081     253,466,910
                              -----------------------------
    Net increase in net
     assets                     237,472,859     253,468,864

NET ASSETS:
Beginning of period             605,221,532     351,752,668
                              -----------------------------
End of period                 $ 842,694,391   $ 605,221,532
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $         308   $         205
                              =============================







M-62    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             --------     --------    --------    --------    --------    --------
Net investment income            0.01         0.05        0.04        0.03        0.01        0.01
Net realized and
  unrealized gain (loss)
  on investments                 0.00(a)      0.00(a)    (0.00)(a)    0.00(a)     0.00(a)     0.00(a)
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.01         0.05        0.04        0.03        0.01        0.01
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                     (0.01)       (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
  From net realized gain
     on investments                --           --          --          --       (0.00)(a)   (0.00)(a)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                 (0.01)       (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             ========     ========    ========    ========    ========    ========
Total investment return
  (d)                            1.43%(b)     4.86%       4.57%       2.96%(c)    0.85%       0.67%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.79%+       4.71%       4.50%       2.91%       0.83%       0.67%
  Net expenses                   0.47%+       0.50%       0.52%       0.30%       0.55%       0.55%
  Expenses (before
     waiver/reimbursement)       0.47%+       0.50%       0.52%       0.50%       0.55%       0.55%
Net assets at end of
  period (in 000's)          $842,694     $605,222    $351,753    $306,900    $308,660    $359,974




*    Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-63

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                      AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.56%       -12.57%        8.60%         3.58%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    RUSSELL 1000     S&P 500
                              PORTFOLIO         INDEX         INDEX
                            ------------    ------------     -------
06/30/98                      10000.00        10000.00      10000.00
                              12295.00        12193.00      12276.00
                              14482.00        13320.00      13165.00
                              12169.00        11328.00      11213.00
                               9901.00         9302.00       9196.00
                               9406.00         9391.00       9219.00
                              11173.00        11220.00      10981.00
                              12145.00        12110.00      11675.00
                              13363.00        13209.00      12683.00
                              16253.00        15908.00      15294.00
06/30/08                      14210.00        13942.00      13287.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.67%       -12.79%        8.32%         3.32%




                                            (After Portfolio operating expenses)

               MAINSTAY VP
              COMMON STOCK    RUSSELL 1000     S&P 500
                PORTFOLIO         INDEX         INDEX
              ------------    ------------     -------
06/30/98        10000.00        10000.00      10000.00
                12266.00        12193.00      12276.00
                14414.00        13320.00      13165.00
                12084.00        11328.00      11213.00
                 9807.00         9302.00       9196.00
                 9293.00         9391.00       9219.00
                11013.00        11220.00      10981.00
                11940.00        12110.00      11675.00
                13100.00        13209.00      12683.00
                15894.00        15908.00      15294.00
06/30/08        13861.00        13942.00      13287.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                         -11.91%       -13.12%        7.58%         2.88%
Russell 1000(R) Index(3)                    -11.20        -12.36         8.22          3.38
Average Lipper Variable Products Large
Cap Core Portfolio(4)                       -11.56        -12.51         7.31          2.49



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 8.56% and 3.56% for Initial Class shares and 8.30% and 3.31% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.



M-64    MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $894.40         $2.50          $1,022.23         $ 2.66

--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $893.30         $3.67          $1,020.98         $3.92


--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                 mainstayinvestments.com    M-65

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008


Oil, Gas & Consumable Fuels           14.4%
Computers & Peripherals                6.0
Insurance                              5.9
Capital Markets                        4.5
Pharmaceuticals                        4.5
Software                               4.0
Diversified Telecommunication
  Services                             3.7
Specialty Retail                       3.6
Energy Equipment & Services            3.2
Semiconductors & Semiconductor
  Equipment                            3.2
Media                                  2.9
Metals & Mining                        2.7
Food & Staples Retailing               2.6
Household Products                     2.4
Industrial Conglomerates               2.3
Chemicals                              2.2
Machinery                              2.2
Road & Rail                            2.2
Health Care Providers & Services       2.1
Aerospace & Defense                    2.0
Health Care Equipment & Supplies       1.9
Communications Equipment               1.8
Internet Software & Services           1.7
Tobacco                                1.7
Beverages                              1.5
Biotechnology                          1.4
Electric Utilities                     1.4
Consumer Finance                       1.3
Diversified Financial Services         1.2
IT Services                            0.9%
Air Freight & Logistics                0.8
Electronic Equipment & Instruments     0.8
Household Durables                     0.8
Exchange Traded Fund                   0.8
Textiles, Apparel & Luxury Goods       0.7
Multiline Retail                       0.6
Thrifts & Mortgage Finance             0.6
Airlines                               0.4
Commercial Services & Supplies         0.4
Independent Power Producers &
  Energy Traders                       0.4
Food Products                          0.3
Internet & Catalog Retail              0.3
Commercial Banks                       0.2
Containers & Packaging                 0.2
Hotels, Restaurants & Leisure          0.2
Leisure Equipment & Products           0.2
Multi-Utilities                        0.2
Building Products                      0.1
Electrical Equipment                   0.1
Life Sciences Tools & Services         0.1
Personal Products                      0.1
Construction & Engineering             0.0*
Paper & Forest Products                0.0*
Real Estate Management &
  Development                          0.0*
Wireless Telecommunication
  Services                             0.0*
Short-Term Investment (collateral
  from securities lending is 6.9%)     6.9
Liabilities in Excess of Cash and
  Other Assets                        -6.6
                                     -----
                                     100.0%
                                     =====





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-69 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  AT&T, Inc.
    4.  Procter & Gamble Co. (The)
    5.  ConocoPhillips
    6.  General Electric Co.
    7.  Wal-Mart Stores, Inc.
    8.  Cisco Systems, Inc.
    9.  International Business Machines Corp.
   10.  Pfizer, Inc.







M-66    MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Common Stock Portfolio returned -10.56% for Initial Class shares and -10.67% for Service Class shares. Both share classes outperformed the -11.56% return of the average Lipper(1) Variable Products Large Cap Core Portfolio and the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio performed well relative to its benchmark by avoiding the worst-performing financial stocks as the subprime-mortgage crisis unfolded. Overweight positions in the energy and materials sectors helped the Portfolio's performance as commodity prices continued to rally.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE BEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The sectors that contributed the most to the Portfolio's performance relative to the S&P 500(R) Index were financials, energy and materials. The Portfolio's three worst sectors in terms of relative performance were health care, consumer staples and utilities.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

In terms of absolute performance, the three strongest contributors to the Portfolio's performance were all in the energy sector: Occidental Petroleum, Devon Energy and Chesapeake Energy. The stocks that detracted most from the Portfolio's absolute performance were General Electric, UnitedHealth Group and Pfizer. The price of UnitedHealth Group shares fell as the HMO provider revised its earnings projections lower. Although General Electric detracted from absolute performance, the Portfolio held an underweight position in the stock, which helped the Portfolio's return relative to the S&P 500(R) Index. Although the Portfolio held an overweight position in Pfizer, the relative contribution was only slightly negative.

WHAT WERE SOME OF THE STOCKS THE PORTFOLIO PURCHASED DURING THE REPORTING PERIOD AND SOME THAT THE PORTFOLIO SOLD?

Two stocks that the Portfolio purchased during the first half of 2008 were Wal-Mart Stores and Amgen. Our model indicated that Wal-Mart Stores was reasonably valued and positioned to benefit if the U.S. economy continued to slow. Amgen was seen as being reasonably priced relative to its earnings growth prospects.

During the reporting period, the Portfolio reduced its positions in Citigroup and UnitedHealth Group. Our model reacted to the deteriorating fundamentals of those companies. Both companies were hurt by industry-wide effects.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE FIRST HALF OF 2008?

The Portfolio's weighting in the materials sector increased as we bought basic materials stocks that were benefiting from the rise in commodity prices. Although we bought consumer staples stocks for the Portfolio, we maintained an underweight position in the sector.

We sold stocks in the utilities sector, which reduced our allocation to a sector that was already underweight in the Portfolio. Although utility and energy stocks are correlated, our model preferred direct energy investments. We sought to offset the risk of

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all investment divisions are available under all policies.

                                                 mainstayinvestments.com    M-67
the Portfolio's energy investments by maintaining an underweight position in utilities. The Portfolio's underweight position in the health care sector became even more underweight, primarily because HMO stocks, which had been overweight in the Portfolio, performed poorly.

WERE THERE SPECIFIC STOCKS IN WHICH THE PORTFOLIO WAS OVERWEIGHT OR UNDERWEIGHT AT THE END OF THE REPORTING PERIOD?

At the end of June 2008, the Portfolio's largest overweight positions in individual stocks were in the energy and materials sectors. The Portfolio purchased stocks such as Chesapeake Energy and United States Steel because they were attractively valued and were potential beneficiaries of the trend toward higher commodity prices.

We maintained substantially underweight positions in other stocks. Among these were Google, which we believed to be overvalued, and Goldman Sachs, which we felt was expensive in light of slowing growth prospects for investment banks.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-68    MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES           VALUE

COMMON STOCKS (98.9%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)                       130,077   $   8,548,660
L-3 Communications Holdings,
  Inc.                                  18,117       1,646,292
Lockheed Martin Corp.                   30,844       3,043,069
Northrop Grumman Corp.                  74,687       4,996,560
United Technologies Corp.                  620          38,254
                                                 -------------
                                                    18,272,835
                                                 -------------

AIR FREIGHT & LOGISTICS (0.8%)
FedEx Corp. (a)                         86,207       6,792,250
United Parcel Service, Inc.
  Class B                                2,196         134,988
                                                 -------------
                                                     6,927,238
                                                 -------------

AIRLINES (0.4%)
Southwest Airlines Co. (a)             287,790       3,752,782
                                                 -------------

BEVERAGES (1.5%)
Anheuser-Busch Cos., Inc.                7,410         460,309
Coca-Cola Co. (The)                    105,557       5,486,853
Coca-Cola Enterprises, Inc.            112,300       1,942,790
Molson Coors Brewing Co.
  Class B                                8,522         463,000
Pepsi Bottling Group, Inc.
  (The)                                 53,674       1,498,578
PepsiCo, Inc.                           52,966       3,368,108
                                                 -------------
                                                    13,219,638
                                                 -------------

BIOTECHNOLOGY (1.4%)
Amgen, Inc. (b)                        191,589       9,035,337
Biogen Idec, Inc. (b)                   15,004         838,574
Cephalon, Inc. (a)(b)                   13,172         878,441
Gilead Sciences, Inc. (b)               29,899       1,583,152
                                                 -------------
                                                    12,335,504
                                                 -------------

BUILDING PRODUCTS (0.1%)
Masco Corp.                             82,028       1,290,300
                                                 -------------

CAPITAL MARKETS (4.5%)
Ameriprise Financial, Inc.              88,841       3,613,163
Bank of New York Mellon Corp.
  (The)                                218,642       8,271,227
Charles Schwab Corp. (The)             338,494       6,952,667
Federated Investors, Inc.
  Class B                               13,141         452,313
Franklin Resources, Inc.                15,812       1,449,170
Goldman Sachs Group, Inc.
  (The)                                    823         143,943
Janus Capital Group, Inc.               10,293         272,456
Legg Mason, Inc.                        19,636         855,540
Merrill Lynch & Co., Inc.               23,982         760,469
Morgan Stanley                         145,788       5,258,573
Northern Trust Corp.                    73,252       5,022,890
State Street Corp.                     106,234       6,797,914
Waddell & Reed Financial,
  Inc. Class A (a)                       3,090         108,181
                                                 -------------
                                                    39,958,506
                                                 -------------

CHEMICALS (2.2%)
Airgas, Inc.                             6,579         384,148
Ashland, Inc.                           21,920       1,056,544
CF Industries Holdings, Inc.            15,130       2,311,864
Dow Chemical Co. (The)                  63,772       2,226,280
Eastman Chemical Co.                    11,517         793,061
Hercules, Inc.                           5,865          99,294
Monsanto Co.                            87,871      11,110,409
Terra Industries, Inc.                  28,467       1,404,846
                                                 -------------
                                                    19,386,446
                                                 -------------

COMMERCIAL BANKS (0.2%)
Cullen/Frost Bankers, Inc.               9,451         471,132
Wells Fargo & Co.                       62,243       1,478,271
                                                 -------------
                                                     1,949,403
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Allied Waste Industries, Inc.
  (b)                                   14,482         182,763
Avery Dennison Corp.                     5,540         243,372
Brink's Co. (The)                       15,049         984,506
Robert Half International,
  Inc.                                  62,274       1,492,708
Waste Management, Inc.                   7,856         296,250
                                                 -------------
                                                     3,199,599
                                                 -------------

COMMUNICATIONS EQUIPMENT (1.8%)
V  Cisco Systems, Inc. (b)            669,722      15,577,734
QUALCOMM, Inc.                           5,215         231,390
                                                 -------------
                                                    15,809,124
                                                 -------------

COMPUTERS & PERIPHERALS (6.0%)
Apple, Inc. (b)                         34,740       5,816,866
Dell, Inc. (b)                         243,246       5,322,222
EMC Corp. (a)(b)                       396,717       5,827,773
Hewlett-Packard Co.                    313,089      13,841,665
V  International Business
  Machines Corp.                       128,921      15,281,006
Lexmark International, Inc.
  Class A (b)                           37,152       1,241,991
NetApp, Inc. (b)                       134,553       2,914,418
QLogic Corp. (b)                        45,730         667,201
Sun Microsystems, Inc. (b)              39,037         424,723
Western Digital Corp. (a)(b)            69,275       2,392,066
                                                 -------------
                                                    53,729,931
                                                 -------------


CONSTRUCTION & ENGINEERING (0.0%)++
Shaw Group, Inc. (The) (b)               3,450         213,175
                                                 -------------


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-69


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE (1.3%)
American Express Co.                   100,912   $   3,801,355
Capital One Financial Corp.
  (a)                                  142,865       5,430,299
Discover Financial Services            187,457       2,468,809
                                                 -------------
                                                    11,700,463
                                                 -------------

CONTAINERS & PACKAGING (0.2%)
Ball Corp.                               9,781         466,945
Pactiv Corp. (a)(b)                     51,097       1,084,789
                                                 -------------
                                                     1,551,734
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
Citigroup, Inc.                        151,641       2,541,503
JPMorgan Chase & Co.                   242,501       8,320,209
                                                 -------------
                                                    10,861,712
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
V  AT&T, Inc.                          577,149      19,444,150
Verizon Communications, Inc.           376,724      13,336,030
                                                 -------------
                                                    32,780,180
                                                 -------------

ELECTRIC UTILITIES (1.4%)
Edison International                   127,410       6,546,326
FPL Group, Inc.                         91,461       5,998,012
Sierra Pacific Resources                 9,725         123,605
                                                 -------------
                                                    12,667,943
                                                 -------------

ELECTRICAL EQUIPMENT (0.1%)
Hubbel, Inc. Class B                    17,807         709,965
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc.
  (b)                                   92,555       3,289,405
Arrow Electronics, Inc. (b)             33,751       1,036,831
Molex, Inc.                             54,424       1,328,490
Tyco Electronics, Ltd.                  46,595       1,669,033
                                                 -------------
                                                     7,323,759
                                                 -------------

ENERGY EQUIPMENT & SERVICES (3.2%)
ENSCO International, Inc.               56,429       4,556,077
FMC Technologies, Inc. (b)              30,410       2,339,441
Helmerich & Payne, Inc.                 32,430       2,335,609
Nabors Industries, Ltd.
  (a)(b)                                68,772       3,385,646
National Oilwell Varco, Inc.
  (b)                                   17,763       1,575,933
Noble Corp.                             55,999       3,637,695
Patterson-UTI Energy, Inc.
  (a)                                   48,194       1,736,912
Pride International, Inc. (b)           38,760       1,832,960
Schlumberger, Ltd.                      36,622       3,934,301
Superior Energy Services,
  Inc. (b)                              22,110       1,219,145
Tidewater, Inc. (a)                      4,229         275,012
Transocean, Inc. (b)                    11,437       1,742,884
                                                 -------------
                                                    28,571,615
                                                 -------------

FOOD & STAPLES RETAILING (2.6%)
Kroger Co. (The)                           258           7,448
Safeway, Inc.                          159,023       4,540,107
SUPERVALU, Inc.                         30,222         933,558
Sysco Corp.                             73,795       2,030,100
V  Wal-Mart Stores, Inc.               283,728      15,945,514
                                                 -------------
                                                    23,456,727
                                                 -------------

FOOD PRODUCTS (0.3%)
Archer-Daniels-Midland Co.              17,041         575,134
Corn Products International,
  Inc.                                   5,617         275,851
General Mills, Inc.                     11,355         690,043
Hormel Foods Corp.                      14,072         487,032
Tyson Foods, Inc. Class A               16,417         245,270
Wm. Wrigley Jr. Co.                      8,561         665,875
                                                 -------------
                                                     2,939,205
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Baxter International, Inc.              38,184       2,441,485
Becton, Dickinson & Co.                  7,397         601,376
C.R. Bard, Inc. (a)                     21,397       1,881,866
Covidien, Ltd.                         101,594       4,865,337
DENTSPLY International, Inc.             3,292         121,146
Edwards Lifesciences Corp.
  (a)(b)                                 2,135         132,455
Hospira, Inc. (b)                       15,804         633,898
Kinetic Concepts, Inc. (b)               2,078          82,933
Medtronic, Inc. (a)                    109,778       5,681,011
Varian Medical Systems, Inc.
  (b)                                   12,188         631,948
                                                 -------------
                                                    17,073,455
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna, Inc.                             82,975       3,362,977
AmerisourceBergen Corp.                 24,110         964,159
CIGNA Corp.                             92,577       3,276,300
Health Net, Inc. (b)                    17,298         416,190
Henry Schein, Inc. (a)(b)                  353          18,204
Humana, Inc. (b)                        33,275       1,323,347
Laboratory Corp. of America
  Holdings (b)                          16,263       1,132,393
Lincare Holdings, Inc. (b)               3,159          89,716
Omnicare, Inc.                           9,682         253,862
Patterson Cos., Inc. (b)                 6,479         190,418
Quest Diagnostics, Inc.                  8,209         397,890
UnitedHealth Group, Inc.                95,632       2,510,340



M-70    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Universal Health Services,
  Inc. Class B                           6,039   $     381,786
WellPoint, Inc. (b)                     94,077       4,483,710
                                                 -------------
                                                    18,801,292
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Carnival Corp. (a)                      33,498       1,104,094
Darden Restaurants, Inc.                27,321         872,633
Wendy's International, Inc.              4,144         112,800
Yum! Brands, Inc.                        1,767          62,004
                                                 -------------
                                                     2,151,531
                                                 -------------

HOUSEHOLD DURABLES (0.8%)
Black & Decker Corp.                    14,978         861,385
Centex Corp.                            17,760         237,451
D.R. Horton, Inc. (a)                  107,484       1,166,201
KB Home (a)                             22,486         380,688
Leggett & Platt, Inc. (a)               30,316         508,399
Lennar Corp. Class A (a)                47,605         587,446
NVR, Inc. (a)(b)                         1,640         820,131
Pulte Homes, Inc. (a)                   83,575         804,827
Snap-on, Inc.                            5,734         298,225
Stanley Works (The)                     22,906       1,026,876
Tupperware Brands Corp.                  4,749         162,511
                                                 -------------
                                                     6,854,140
                                                 -------------

HOUSEHOLD PRODUCTS (2.4%)
Church & Dwight Co., Inc.               15,525         874,834
Colgate-Palmolive Co.                   27,192       1,878,967
Kimberly-Clark Corp.                    21,968       1,313,247
V  Procter & Gamble Co.
  (The)                                291,539      17,728,487
                                                 -------------
                                                    21,795,535
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (b)                    191,689       3,682,346
                                                 -------------

INDUSTRIAL CONGLOMERATES (2.3%)
3M Co.                                  16,870       1,173,983
V  General Electric Co.                610,674      16,298,889
Tyco International, Ltd. (a)            83,248       3,333,250
                                                 -------------
                                                    20,806,122
                                                 -------------

INSURANCE (5.9%)
ACE, Ltd.                              120,498       6,638,235
Aflac, Inc.                            121,467       7,628,128
American International Group,
  Inc.                                  59,845       1,583,499
Aon Corp.                               14,543         668,105
Assurant, Inc.                          32,314       2,131,431
Everest Re Group, Ltd.                  12,266         977,723
First American Corp.                     3,682          97,205
Genworth Financial, Inc.
  Class A                              163,867       2,918,471
HCC Insurance Holdings, Inc.            30,397         642,593
Loews Corp.                             87,892       4,122,135
MetLife, Inc.                          149,404       7,884,049
Old Republic International
  Corp.                                 63,188         748,146
Principal Financial Group,
  Inc.                                  92,651       3,888,562
Protective Life Corp.                    2,689         102,316
Prudential Financial, Inc.             110,560       6,604,854
SAFECO Corp.                             4,413         296,377
StanCorp Financial Group,
  Inc.                                   7,628         358,211
Travelers Cos., Inc. (The)              82,815       3,594,171
Unum Group                              50,629       1,035,363
W.R. Berkley Corp.                      42,658       1,030,617
                                                 -------------
                                                    52,950,191
                                                 -------------

INTERNET & CATALOG RETAIL (0.3%)
Expedia, Inc. (b)                       61,019       1,121,529
IAC/InterActiveCorp. (b)                71,044       1,369,728
                                                 -------------
                                                     2,491,257
                                                 -------------

INTERNET SOFTWARE & SERVICES (1.7%)
eBay, Inc. (b)                         274,106       7,491,317
Google, Inc. Class A (b)                 7,314       3,850,236
VeriSign, Inc. (a)(b)                    9,704         366,811
Yahoo!, Inc. (b)                       152,030       3,140,940
                                                 -------------
                                                    14,849,304
                                                 -------------

IT SERVICES (0.9%)
Affiliated Computer Services,
  Inc. Class A (b)                      35,440       1,895,686
Broadridge Financial
  Solutions LLC                         16,541         348,188
Computer Sciences Corp. (b)             55,107       2,581,212
Electronic Data Systems Corp.           36,217         892,387
Fiserv, Inc. (b)                        50,741       2,302,119
                                                 -------------
                                                     8,019,592
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Hasbro, Inc.                            55,850       1,994,962
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Applera Corp.-Applied
  BioSystems Group                      24,980         836,330
                                                 -------------

MACHINERY (2.2%)
AGCO Corp. (a)(b)                       21,349       1,118,901
Caterpillar, Inc.                      118,599       8,754,978
Dover Corp.                             16,281         787,512
Flowserve Corp.                          2,233         305,251
Illinois Tool Works, Inc.               49,257       2,340,200
Ingersoll-Rand Co., Ltd.
  Class A                               68,639       2,569,158
Joy Global, Inc.                        10,064         763,153
Lincoln Electric Holdings,
  Inc.                                   1,776         139,771
Nordson Corp.                            1,397         101,827


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-71


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
Parker Hannifin Corp.                   32,798   $   2,339,153
SPX Corp.                                2,075         273,340
                                                 -------------
                                                    19,493,244
                                                 -------------

MEDIA (2.9%)
Clear Channel Communications,
  Inc.                                  24,409         859,197
Comcast Corp. Class A                  199,948       3,793,014
DIRECTV Group, Inc. (The) (b)          264,306       6,848,168
McGraw-Hill Cos., Inc. (The)
  (a)                                   39,632       1,590,036
Omnicom Group, Inc.                     77,677       3,486,144
Time Warner, Inc.                      650,115       9,621,702
                                                 -------------
                                                    26,198,261
                                                 -------------

METALS & MINING (2.7%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    79,751       9,346,020
Nucor Corp.                             73,188       5,464,948
Reliance Steel & Aluminum Co.           17,243       1,329,263
United States Steel Corp.               42,926       7,931,866
                                                 -------------
                                                    24,072,097
                                                 -------------

MULTILINE RETAIL (0.6%)
Big Lots, Inc. (a)(b)                   32,828       1,025,547
Dollar Tree, Inc. (b)                   17,972         587,505
Family Dollar Stores, Inc.
  (a)                                   50,276       1,002,503
Kohl's Corp. (b)                        15,949         638,598
Macy's, Inc.                            70,692       1,372,839
Sears Holdings Corp. (a)(b)             10,425         767,905
                                                 -------------
                                                     5,394,897
                                                 -------------

MULTI-UTILITIES (0.2%)
PG&E Corp.                              31,980       1,269,286
Public Service Enterprise
  Group, Inc.                            1,664          76,427
                                                 -------------
                                                     1,345,713
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (14.4%)
Apache Corp.                            67,842       9,430,038
Arch Coal, Inc.                          5,622         421,819
Chesapeake Energy Corp. (a)            137,760       9,086,650
Chevron Corp.                          112,993      11,200,996
Cimarex Energy Co.                      25,871       1,802,433
V  ConocoPhillips                      187,172      17,667,165
Denbury Resources, Inc. (b)             14,517         529,870
Devon Energy Corp.                      83,460      10,028,554
V  ExxonMobil Corp.                    403,454      35,556,401
Hess Corp.                              72,019       9,088,078
Massey Energy Co.                        4,187         392,531
Murphy Oil Corp.                        61,728       6,052,430
Noble Energy, Inc.                      10,834       1,089,467
Occidental Petroleum Corp.             130,496      11,726,371
Plains Exploration &
  Production Co. (b)                    11,482         837,842
Sunoco, Inc.                            23,136         941,404
Tesoro Corp. (a)                        10,684         211,223
Valero Energy Corp.                     77,240       3,180,743
                                                 -------------
                                                   129,244,015
                                                 -------------

PAPER & FOREST PRODUCTS (0.0%)++
MeadWestvaco Corp.                       8,233         196,275
                                                 -------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc. (The)
  Class A                               11,196         520,054
                                                 -------------

PHARMACEUTICALS (4.5%)
Abbott Laboratories                     17,133         907,535
Eli Lilly & Co.                         88,662       4,092,638
Endo Pharmaceuticals
  Holdings, Inc. (b)                    40,423         977,832
Forest Laboratories, Inc. (b)           61,188       2,125,671
Johnson & Johnson                      143,291       9,219,343
King Pharmaceuticals, Inc.
  (b)                                   72,056         754,426
Merck & Co., Inc.                      123,535       4,656,034
Perrigo Co.                              5,978         189,921
V  Pfizer, Inc.                        811,259      14,172,695
Sepracor, Inc. (b)                       4,290          85,457
Watson Pharmaceuticals, Inc.
  (b)                                   40,704       1,105,928
Wyeth                                   49,494       2,373,732
                                                 -------------
                                                    40,661,212
                                                 -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
Jones Lang LaSalle, Inc.                 5,206         313,349
                                                 -------------

ROAD & RAIL (2.2%)
Burlington Northern Santa Fe
  Corp.                                 37,857       3,781,536
CSX Corp.                              107,877       6,775,754
J.B. Hunt Transport Services,
  Inc.                                  13,258         441,226
Kansas City Southern (b)                18,125         797,319
Norfolk Southern Corp.                  43,030       2,696,690
Ryder System, Inc. (a)                  22,678       1,562,061
Union Pacific Corp.                     53,347       4,027,698
                                                 -------------
                                                    20,082,284
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Analog Devices, Inc.                    48,347       1,535,984
Applied Materials, Inc.                 69,863       1,333,685
Intel Corp.                            641,554      13,780,580
KLA-Tencor Corp.                        37,374       1,521,496
Lam Research Corp. (b)                  24,396         881,915
National Semiconductor Corp.            32,955         676,896
Novellus Systems, Inc. (b)              40,515         858,513
Teradyne, Inc. (b)                       3,474          38,457



M-72    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Texas Instruments, Inc.                291,124   $   8,198,052
Xilinx, Inc.                             6,377         161,019
                                                 -------------
                                                    28,986,597
                                                 -------------

SOFTWARE (4.0%)
Activision, Inc. (b)                    29,527       1,005,985
Autodesk, Inc. (b)                         815          27,555
BMC Software, Inc. (b)                  65,385       2,353,860
Citrix Systems, Inc. (b)                 9,529         280,248
V  Microsoft Corp.                     820,893      22,582,766
Oracle Corp. (b)                       123,607       2,595,747
Sybase, Inc. (a)(b)                     16,293         479,340
Symantec Corp. (b)                     310,591       6,009,936
Synopsys, Inc. (b)                      22,383         535,177
                                                 -------------
                                                    35,870,614
                                                 -------------

SPECIALTY RETAIL (3.6%)
Abercrombie & Fitch Co. Class
  A                                     33,762       2,116,202
Advance Auto Parts, Inc.                14,591         566,568
American Eagle Outfitters,
  Inc.                                  49,456         674,085
AutoZone, Inc. (b)                      16,887       2,043,496
Best Buy Co., Inc. (a)                 137,561       5,447,416
Gap, Inc. (The) (a)                    178,361       2,973,278
Home Depot, Inc. (The)                 259,834       6,085,312
Lowe's Cos., Inc.                      157,704       3,272,358
RadioShack Corp. (a)                    31,660         388,468
Ross Stores, Inc.                       15,832         562,353
Sherwin-Williams Co. (The)
  (a)                                   34,733       1,595,287
Staples, Inc.                          121,338       2,881,777
TJX Cos., Inc.                         127,548       4,013,936
                                                 -------------
                                                    32,620,536
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach, Inc. (b)                         17,756         512,793
Hanesbrands, Inc. (b)                   29,804         808,881
Jones Apparel Group, Inc.                4,523          62,191
NIKE, Inc. Class B                      60,860       3,627,865
Polo Ralph Lauren Corp. (a)             22,991       1,443,375
                                                 -------------
                                                     6,455,105
                                                 -------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Countrywide Financial Corp.          1,020,812       4,338,451
Fannie Mae                              41,598         811,577
Hudson City Bancorp, Inc.               17,068         284,694
                                                 -------------
                                                     5,434,722
                                                 -------------

TOBACCO (1.7%)
Altria Group, Inc.                     337,024       6,929,213
Lorillard, Inc. (b)                     52,188       3,609,322
Philip Morris International,
  Inc.                                  60,444       2,985,329
Reynolds American, Inc.                 41,798       1,950,713
                                                 -------------
                                                    15,474,577
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
Telephone and Data Systems,
  Inc.                                   8,598         406,427
                                                 -------------
Total Common Stocks
  (Cost $909,744,963)                              887,683,820
                                                 -------------

EXCHANGE TRADED FUND (0.8%) (C)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1 (a)                          54,175       6,934,400
                                                 -------------
Total Exchange Traded Fund
  (Cost $7,120,941)                                  6,934,400
                                                 -------------


SHORT-TERM INVESTMENT (6.9%)
--------------------------------------------------------------

INVESTMENT COMPANY (6.9%)
State Street Navigator
  Securities
  Lending Prime Portfolio (d)       62,092,466      62,092,466
                                                 -------------
Total Short-Term Investment
  (Cost $62,092,466)                                62,092,466
                                                 -------------
Total Investments
  (Cost $978,958,370) (e)                106.6%    956,710,686
Liabilities in Excess of
  Cash and Other Assets                   (6.6)    (59,298,182)
                                         -----    ------------
Net Assets                               100.0%  $ 897,412,504
                                         =====    ============





++   Less than one-tenth of a percent.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $59,876,310; cash collateral of
     $62,092,466 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(b)  Non-income producing security.
(c)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $988,455,690
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation     $  70,524,232
Gross unrealized depreciation      (102,269,236)
                                  -------------
Net unrealized depreciation       $ (31,745,004)
                                  =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-73

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $978,958,370) including
  $59,876,310 market
  value of securities loaned         $956,710,686
Cash                                    1,121,401
Receivables:
  Investment securities sold           10,364,054
  Fund shares sold                      1,042,917
  Dividends and interest                  967,534
Other assets                               14,875
                                     ------------
     Total assets                     970,221,467
                                     ------------

LIABILITIES:
Securities lending collateral          62,092,466
Payables:
  Investment securities purchased       9,641,989
  Manager (See Note 3)                    427,127
  Fund shares redeemed                    359,527
  Shareholder communication               186,477
  Professional fees                        42,572
  Custodian                                37,261
  NYLIFE Distributors (See Note 3)         16,425
  Directors                                 3,646
Accrued expenses                            1,473
                                     ------------
     Total liabilities                 72,808,963
                                     ------------
Net assets                           $897,412,504
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    425,430
Additional paid-in capital            826,978,874
                                     ------------
                                      827,404,304
Accumulated undistributed net
  investment income                    18,467,244
Accumulated undistributed net
  realized gain on investments         73,788,640
Net unrealized depreciation on
  investments                         (22,247,684)
                                     ------------
Net assets                           $897,412,504
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $823,025,595
                                     ============
Shares of capital stock outstanding    38,995,984
                                     ============
Net asset value per share
  outstanding                        $      21.11
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 74,386,909
                                     ============
Shares of capital stock outstanding     3,547,002
                                     ============
Net asset value per share
  outstanding                        $      20.97
                                     ============







M-74    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $   8,064,255
  Income from securities
     loaned--net                           109,887
  Interest                                  12,757
                                     -------------
     Total income                        8,186,899
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,621,757
  Administration (See Note 3)              615,796
  Distribution and
     service--Service Class
     (See Note 3)                           95,690
  Shareholder communication                 94,907
  Professional fees                         56,441
  Custodian                                 40,335
  Directors                                 17,849
  Miscellaneous                             20,157
                                     -------------
     Total expenses                      2,562,932
                                     -------------
Net investment income                    5,623,967
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (34,311,574)
Net change in unrealized
  appreciation on investments          (78,400,098)
                                     -------------
Net realized and unrealized loss
  on investments                      (112,711,672)
                                     -------------
Net decrease in net assets
  resulting from operations          $(107,087,705)
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-75

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $    5,623,967   $   12,942,474
 Net realized gain (loss)
  on investments                (34,311,574)     116,430,328
 Net change in unrealized
  appreciation on
  investments                   (78,400,098)     (76,724,663)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (107,087,705)      52,648,139
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (11,714,614)
    Service Class                        --         (881,846)
                             -------------------------------
                                         --      (12,596,460)
                             -------------------------------
 From net realized gain on investments:
    Initial Class                        --      (69,747,453)
    Service Class                        --       (6,069,433)
                             -------------------------------
                                         --      (75,816,886)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                           --      (88,413,346)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         53,473,562       95,134,408
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --       88,413,346
 Cost of shares redeemed        (65,170,724)    (147,383,511)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               (11,697,162)      36,164,243
                             -------------------------------
    Net increase (decrease)
     in net assets             (118,784,867)         399,036

NET ASSETS:
Beginning of period           1,016,197,371    1,015,798,335
                             -------------------------------
End of period                $  897,412,504   $1,016,197,371
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $   18,467,244   $   12,843,277
                             ===============================







M-76    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-77

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  23.60     $  24.51    $  21.62    $  20.52    $  18.75    $  14.98
                             --------     --------    --------    --------    --------    --------
Net investment income            0.13(b)      0.32(b)     0.31(b)     0.33(b)     0.28(c)     0.17(b)
Net realized and
  unrealized gain (loss)
  on investments                (2.62)        1.01        3.26        1.25        1.77        3.78
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                    (2.49)        1.33        3.57        1.58        2.05        3.95
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.32)      (0.14)      (0.22)      (0.28)      (0.18)
  From net realized gain
     on investments                --        (1.92)      (0.54)      (0.26)         --          --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (2.24)      (0.68)      (0.48)      (0.28)      (0.18)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  21.11     $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                             ========     ========    ========    ========    ========    ========
Total investment return
  (g)                          (10.56%)(e)    5.14%      16.47%       7.70%(d)   10.90%      26.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.23%+       1.26%       1.35%       1.58%       1.44%(c)    1.05%
  Net expenses                   0.53%+       0.50%       0.52%       0.30%       0.53%       0.52%
  Expenses (before
     reimbursement)              0.53%+       0.50%       0.52%       0.50%       0.53%       0.52%
Portfolio turnover rate            53%         105%         90%         83%        151%         72%
Net assets at end of
  period (in 000's)          $823,026     $932,918    $950,660    $863,109    $923,660    $864,373




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-78    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
         SIX                                                       JUNE 5,
       MONTHS                                                      2003(a)
        ENDED                                                      THROUGH
      JUNE 30,               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

        2008*         2007       2006       2005       2004         2003

       $ 23.48      $ 24.41    $ 21.56    $ 20.49    $ 18.74       $ 16.45
       -------      -------    -------    -------    -------       -------
          0.11(b)      0.25(b)    0.25(b)    0.28(b)    0.24(c)       0.07(b)
         (2.62)        1.02       3.24       1.23       1.75          2.38
       -------      -------    -------    -------    -------       -------
         (2.51)        1.27       3.49       1.51       1.99          2.45
       -------      -------    -------    -------    -------       -------

            --        (0.28)     (0.10)     (0.18)     (0.24)        (0.16)
            --        (1.92)     (0.54)     (0.26)        --            --
       -------      -------    -------    -------    -------       -------
            --        (2.20)     (0.64)     (0.44)     (0.24)        (0.16)
       -------      -------    -------    -------    -------       -------
       $ 20.97      $ 23.48    $ 24.41    $ 21.56    $ 20.49       $ 18.74
       =======      =======    =======    =======    =======       =======
        (10.67%)(e)    4.88%     16.18%      7.39%(d)  10.62%        14.93%(e)

          0.98%+       1.01%      1.11%      1.33%      1.19%(c)      0.80%+(f)
          0.78%+       0.75%      0.77%      0.55%      0.78%         0.77%+
          0.78%+       0.75%      0.77%      0.75%      0.78%         0.77%+
            53%         105%        90%        83%       151%           72%
       $74,387      $83,279    $65,138    $47,311    $33,013       $10,146




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-79

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             -4.09%       -1.32%         4.70%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP          LEHMAN BROTHERS(R)
                       CONSERVATIVE ALLOCATION     AGGREGATE BOND     MSCI EAFE(R)  S&P 500(R)
                              PORTFOLIO                 INDEX            INDEX        INDEX
                       -----------------------    ------------------  ------------  ----------
2/13/06                        10000.00               10000.00         10000.00     10000.00
                               10023.00                9950.00         10596.00     10099.00
                               11305.00               10559.00         13457.00     12178.00
6/30/08                        11156.00               11311.00         12029.00     10581.00






SERVICE CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             -4.20%       -1.57%         4.44%




                                            (After Portfolio operating expenses)

                    MAINSTAY VP                                     LEHMAN BROTHERS(R)
              CONSERVATIVE ALLOCATION   S&P 500(R)    MSCI EAFE(R)    AGGREGATE BOND
                     PORTFOLIO             INDEX        INDEX             INDEX
              -----------------------   ----------    ------------  ------------------
2/13/06               10000.00           10000.00     10000.00           10000.00
                      10015.00           10099.00     10596.00            9950.00
                      11267.00           12178.00     13457.00           10559.00
6/30/08               11090.00           10581.00     12029.00           11311.00







BENCHMARK PERFORMANCE                         SIX           ONE          SINCE
                                            MONTHS         YEAR        INCEPTION
--------------------------------------------------------------------------------
S&P 500(R) Index(1)                         -11.91%       -13.12%        2.39%
MSCI EAFE(R) Index(1)                       -10.96        -10.61         8.05
Lehman Brothers(R) Aggregate Bond
Index(1)                                      1.13          7.12         5.30
Average Lipper Variable Products Mixed-
  Asset Target Allocation Conservative
  Portfolio(2)                               -3.44         -1.23         3.88



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. This benchmark is a product of Lipper Inc.




M-80    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $959.10         $0.24          $1,024.61         $0.25
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $958.00         $1.46          $1,023.37         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                 mainstayinvestments.com    M-81

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Current Income                                  53.60
Total Return                                    22.50
Growth of Capital                               22.30
Capital Appreciation                             1.30
Cash and Other Assets, Less Liabilities          0.30





See Portfolio of Investments on page M-86 for specific holdings within these categories.



M-82    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Conservative Allocation Portfolio returned -4.09% for Initial Class shares and -4.20% for Service Class shares. Both share classes underperformed the -3.44% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Conservative Portfolio over the same period. Both share classes outperformed the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance relative to its peers and the S&P 500(R) Index resulted from various factors. The comparatively strong performance of mid-cap and large-cap growth stocks strengthened returns within the equity portion of the Portfolio. The success of 130/30 strategies also helped relative performance. In the fixed-income portion of the Portfolio, however, some ground was lost because of difficulties in the market for mortgage-backed securities.

HOW DID YOU POSITION THE EQUITY PORTION OF THE PORTFOLIO DURING THE SIX MONTHS ENDED JUNE 30, 2008?

In our selection process, we generally seek Underlying Equity Portfolios/Funds that occupy attractively valued market segments, that invest in companies with fairly priced securities and strong price and earnings momentum, and that have a track record of capable management. During the reporting period, we favored large-capitalization companies over smaller-capitalization names in the equity portion of the Portfolio.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

A notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay VP Large Cap Growth Portfolio into MainStay 130/30 Core Fund, MainStay MAP Fund and MainStay Large Cap Opportunity Fund. This shift reflected an unwinding of the preference for growth stocks we had maintained throughout 2007. Although we believe that the valuation advantage growth stocks previously enjoyed has substantially diminished, the move was not profitable in the first half of 2008, since growth stocks continued to outperform value stocks during the reporting period.

Additionally, we redirected a significant percentage of the Portfolio's holdings in MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund--and a significant portion of Portfolio holdings in MainStay VP Bond Portfolio to MainStay Institutional Bond Fund. Both moves sought to diversify the Portfolio across management styles and strategies. Neither of the changes had a significant impact on the Portfolio's performance.

WHAT OTHER EQUITY STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

We maintained a bias toward large-cap equities over stocks of mid- and small-cap companies because of a perceived valuation advantage and because we anticipated that larger companies would be better able than smaller firms to preserve profit margins as the U.S. economy slowed. This bias did not work to the Portfolio's advantage during the first half of 2008, but the impact was slight, because there were relatively small differences in returns among these segments of the market.

WHICH UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS AND WHICH HAD THE WORST?

The best equity returns came from MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Core Fund. The weakest performance came from MainStay ICAP Equity Fund and MainStay Large Cap Opportunity Fund, both of which are large-cap value products.

WHICH UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Taking weightings and total returns into consideration, the largest positive contributions to the Portfolio's return relative to the S&P 500(R) Index came from MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund, both of which are large-cap growth products. The greatest detractors from the

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-83

Portfolio's return were MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING THE REPORTING PERIOD?

Increasing delinquencies and defaults on underlying loans affected subprime mortgage-backed issues and other structured securities. As the credit crunch intensified, financial institutions and other investors substantially reduced their leverage. During the first half of 2008, the Federal Open Market Committee aggressively lowered interest rates. The Federal Reserve also created several new liquidity facilities to help financial institutions obtain financing. In addition, the Federal Reserve played a significant role in arranging the rescue of Bear Stearns by J.P. Morgan Chase, underscoring the extent of the market's difficulties.

Interest rates declined over the reporting period but experienced major swings, declining in the first quarter of 2008 and rising in the second quarter. Broadly speaking, spreads(2) on non-Treasury securities tended to widen during the first half of 2008, with riskier sectors underperforming higher-quality sectors. Structured securities, especially real estate-related issues, generally constituted the worst-performing sector in the fixed-income market.

High-grade issues such as Treasury securities and agency bonds generally performed better than lower-quality instruments. Collateralized debt such as mortgage-backed and asset-backed securities performed poorly, especially issues with collateral that was related to real estate.

WHERE DID THE PORTFOLIO INVEST ITS FIXED-INCOME ASSETS DURING THE REPORTING PERIOD?

During the reporting period, the fixed-income portion of the Portfolio invested in two investment-grade bond Underlying Portfolios/Funds (MainStay VP Bond Portfolio and MainStay Institutional Bond Fund), two high-yield Underlying Portfolios/Funds (MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund), and a leveraged-loan Underlying Portfolio (MainStay VP Floating Rate Portfolio).

HOW DID THE PORTFOLIO ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are much more difficult to identify and exploit with fixed-income instruments than with equities, and our efforts to tactically manage allocations are therefore focused on the equity portion of the Portfolio. A strategic blend of Underlying Fixed Income Portfolios/Funds similar to the Lehman Brothers Aggregate Bond Index, the benchmark for the fixed-income portion of the Portfolio, was established at the inception of the Portfolio and has been generally maintained since then. During the first half of 2008, we made a minor reallocation out of MainStay VP Bond Portfolio into MainStay Institutional Bond Fund in an effort to shorten duration slightly. We also diversified the Portfolio's exposure to high-yield bonds by splitting the Portfolio's allocation between MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS IN THE FIXED-INCOME PORTION OF THE PORTFOLIO AND WHICH HAD THE WEAKEST TOTAL RETURNS?

MainStay 130/30 High Yield Fund and MainStay VP Bond Portfolio were the top-performing Underlying Fixed Income Portfolios/Funds in which the Portfolio invested during the reporting period. MainStay VP High Yield Corporate Bond Portfolio had the lowest return of any of the Portfolio's fixed-income holdings.



2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURES AND FOOTNOTES ON THE PRECEDING PAGE AND NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-84    MainStay VP Conservative Allocation Portfolio

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The Underlying Portfolios'/Funds' performance may be lower than the performance of the asset class or classes the Underlying
Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.


The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Portfolios'/Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Portfolio/Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Portfolio/Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH SUCH PORTFOLIO/FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


                                                 mainstayinvestments.com    M-85

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.7%)+
-------------------------------------------------------------

EQUITY FUNDS (39.3%)
MainStay 130/30 Core Fund
  Class I                             446,969   $   3,785,831
MainStay 130/30 Growth Fund
  Class I (a)                          84,748         820,360
MainStay 130/30 International
  Fund Class I                        135,119       1,144,458
MainStay Growth Equity Fund
  Class I (b)                         520,960       6,131,695
MainStay ICAP Equity Fund
  Class I                             389,323      13,852,129
MainStay ICAP International
  Fund Class I                        187,117       6,332,047
MainStay Large Cap Opportunity
  Fund Class I                        206,703       1,730,108
MainStay MAP Fund Class I              97,615       3,081,708
MainStay VP Common Stock
  Portfolio
  Initial Class                       924,435      19,510,567
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,119,494      13,856,480
MainStay VP International
  Equity Portfolio Initial
  Class                               244,138       4,013,514
MainStay VP Large Cap Growth
  Portfolio Initial Class (b)       1,134,380      16,075,857
MainStay VP S&P 500 Index
  Portfolio
  Initial Class                        14,699         388,748
                                                -------------
                                                   90,723,502
                                                -------------

FIXED INCOME FUNDS (60.4%)
MainStay 130/30 High Yield
  Fund Class I (b)                  1,069,848      10,388,220
MainStay Institutional Bond
  Fund Class I                      1,564,196      15,673,241
MainStay VP Bond Portfolio
  Initial Class (b)                 6,362,300      89,215,007
MainStay VP Floating Rate
  Portfolio
  Initial Class (b)                 1,878,586      17,355,844
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                       689,458       6,838,048
                                                -------------
                                                  139,470,360
                                                -------------
Total Affiliated Investment
  Companies
  (Cost $239,077,834) (c)                99.7%    230,193,862
Cash and Other Assets,
  Less Liabilities                        0.3         682,630
                                        -----    ------------
Net Assets                              100.0%  $ 230,876,492
                                        =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  Non-income producing Underlying
     Portfolios/Funds.
(b)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(c)  At June 30, 2008, cost is $239,145,219
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  1,597,105
Gross unrealized depreciation       (10,548,462)
                                   ------------
Net unrealized depreciation        $ (8,951,357)
                                   ============






M-86    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies,
  at value (identified cost
  $239,077,834)                      $230,193,862
Cash                                      440,044
Receivables:
  Fund shares sold                      1,227,328
  Interest                                    158
Other assets                                4,882
                                     ------------
     Total assets                     231,866,274
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                    442,885
  Investment securities purchased         440,043
  NYLIFE Distributors (See Note 3)         47,840
  Shareholder communication                26,556
  Professional fees                        22,975
  Custodian                                 8,796
  Directors                                   687
                                     ------------
     Total liabilities                    989,782
                                     ------------
Net assets                           $230,876,492
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    219,379
Additional paid-in capital            236,735,248
                                     ------------
                                      236,954,627
Accumulated undistributed net
  investment income                       610,204
Accumulated undistributed net
  realized gain on investments          2,195,633
Net unrealized depreciation on
  investments                          (8,883,972)
                                     ------------
Net assets                           $230,876,492
                                     ============


INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  3,812,460
                                     ============
Shares of capital stock outstanding       361,095
                                     ============
Net asset value per share
  outstanding                        $      10.56
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $227,064,032
                                     ============
Shares of capital stock outstanding    21,576,809
                                     ============
Net asset value per share
  outstanding                        $      10.52
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-87

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                        $    907,483
  Interest                                   2,696
                                      ------------
     Total income                          910,179
                                      ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                          257,844
  Professional fees                         20,663
  Shareholder communication                 18,883
  Custodian                                 10,379
  Directors                                  3,473
  Miscellaneous                              4,073
                                      ------------
     Total expenses                        315,315
                                      ------------
Net investment income                      594,864
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on affiliated
  investment company transactions          665,355
Net change in unrealized
  appreciation on investments          (10,049,648)
                                      ------------
Net realized and unrealized loss on
  investments                           (9,384,293)
                                      ------------
Net decrease in net assets
  resulting from operations           $ (8,789,429)
                                      ============







M-88    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    594,864   $  4,104,395
 Net realized gain on
  investments                       665,355      4,925,601
 Net change in unrealized
  appreciation on investments   (10,049,648)    (1,190,899)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (8,789,429)     7,839,097
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --        (67,747)
    Service Class                        --     (4,400,658)
                               ---------------------------
                                         --     (4,468,405)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --        (38,310)
    Service Class                        --     (2,652,481)
                               ---------------------------
                                         --     (2,690,791)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --     (7,159,196)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         72,191,059    124,139,893
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      7,159,196
 Cost of shares redeemed        (15,851,222)   (14,775,153)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          56,339,837    116,523,936
                               ---------------------------
    Net increase in net
     assets                      47,550,408    117,203,837

NET ASSETS:
Beginning of period             183,326,084     66,122,247
                               ---------------------------
End of period                  $230,876,492   $183,326,084
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    610,204   $     15,340
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-89

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            INITIAL CLASS
                             ------------------------------------------
                                                           FEBRUARY 13,
                             SIX MONTHS        YEAR           2006(A)
                                ENDED          ENDED          THROUGH
                              JUNE 30,     DECEMBER 31,    DECEMBER 31,
                             ------------------------------------------

                                2008*          2007            2006

Net asset value at
  beginning of period          $11.01         $10.68          $10.00
                               ------         ------          ------
Net investment income            0.04(b)        0.30            0.19(b)
Net realized and unrealized
  gain (loss) on
  investments                   (0.49)          0.50            0.63
                               ------         ------          ------
Total from investment
  operations                    (0.45)          0.80            0.82
                               ------         ------          ------
Less dividends and
  distributions:
  From net investment
     income                        --          (0.30)          (0.11)
  From net realized gain on
     investments                   --          (0.17)          (0.03)
                               ------         ------          ------
Total dividends and
  distributions                    --          (0.47)          (0.14)
                               ------         ------          ------
Net asset value at end of
  period                       $10.56         $11.01          $10.68
                               ======         ======          ======
Total investment return (e)     (4.09%)(c)      7.49%           8.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          0.81%+         3.28%           2.04%+
  Net expenses (d)               0.05%+         0.09%           0.25%+
  Expenses (before
     reimbursement/recoup-
     ment) (d)                   0.05%+         0.08%           0.28%+
Portfolio turnover rate            20%            11%             23%
Net assets at end of period
  (in 000's)                   $3,812         $2,644          $1,480




*     Unaudited.
+     Annualized.
(a)   Commencement of operations.
(b)   Per share based on average shares
      outstanding during the period.
(c)   Total return is not annualized.
(d)   In addition to the fees and expenses
      which the Portfolio bears directly, the
      Portfolio indirectly bears a pro rata
      share of the fees and expenses of the
      Underlying Portfolios/Funds in which it
      invests. Such indirect expenses are not
      included in the above-reported expense
      ratios.
(e)   Total investment returns may reflect
      adjustments to conform to generally
      accepted accounting principles.





M-90    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     SERVICE CLASS
         --------------------------------------------------------------------
                                                             FEBRUARY 13,
              SIX MONTHS                 YEAR                   2006(A)
                 ENDED                   ENDED                  THROUGH
               JUNE 30,              DECEMBER 31,            DECEMBER 31,
         --------------------------------------------------------------------

                 2008*                   2007                    2006

               $  10.99                $  10.67                 $ 10.00
               --------                --------                 -------
                   0.03(b)                 0.26                    0.18(b)
                  (0.50)                   0.51                    0.62
               --------                --------                 -------
                  (0.47)                   0.77                    0.80
               --------                --------                 -------

                     --                   (0.28)                  (0.10)
                     --                   (0.17)                  (0.03)
               --------                --------                 -------
                     --                   (0.45)                  (0.13)
               --------                --------                 -------
               $  10.52                $  10.99                 $ 10.67
               ========                ========                 =======
                  (4.20%)(c)               7.23%                   7.97%(c)

                   0.56%+                  3.48%                   1.96%+
                   0.30%+                  0.34%                   0.50%+
                   0.30%+                  0.33%                   0.53%+
                     20%                     11%                     23%
               $227,064                $180,682                 $64,642




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-91

MAINSTAY VP CONVERTIBLE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -4.45%        0.62%         8.89%         6.98%




                                            (After Portfolio operating expenses)

                                                              MERRILL LYNCH
                                                                 ALL US
                                     MAINSTAY VP         CONVERTIBLE SECURITIES
                                CONVERTIBLE PORTFOLIO             INDEX
                                ---------------------    ----------------------
06/30/98                               10000.00                 10000.00
                                       11445.00                 11443.00
                                       14520.00                 14299.00
                                       13087.00                 12454.00
                                       11996.00                 11104.00
                                       12831.00                 12647.00
                                       14432.00                 14615.00
                                       15190.00                 14923.00
                                       16804.00                 16322.00
                                       19521.00                 18844.00
06/30/08                               19642.00                 17646.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -4.56%        0.37%         8.62%         6.72%




                                            (After Portfolio operating expenses)

                                            MERRILL LYNCH
                                               ALL US
                   MAINSTAY VP         CONVERTIBLE SECURITIES
              CONVERTIBLE PORTFOLIO             INDEX
              ---------------------    ----------------------
06/30/98             10000.00                 10000.00
                     11417.00                 11443.00
                     14453.00                 14299.00
                     12997.00                 12454.00
                     11884.00                 11104.00
                     12681.00                 12647.00
                     14228.00                 14615.00
                     14939.00                 14923.00
                     16483.00                 16322.00
                     19101.00                 18844.00
06/30/08             19172.00                 17646.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
Merrill Lynch All US Convertible
Securities Index(3)                          -4.18%        -6.36%        6.89%         5.84%
Average Lipper Convertible Securities
Fund(4)                                      -4.80         -4.59         7.41          5.61



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 8.87% and 6.97% for Initial Class shares and 8.61% and 6.72% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-92    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $955.50         $3.06          $1,021.73         $3.17
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $954.40         $4.28          $1,020.49         $4.42
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                 mainstayinvestments.com    M-93

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Convertible Bonds                               69.40
Convertible Preferred Stocks                    20.30
Common Stocks                                    7.40
Short-Term Investment (collateral from
  securities lending is 6.5%)                    6.50
Liabilities in Excess of Cash and Other
  Assets                                        (3.60)





See Portfolio of Investments on page M-97 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM
INVESTMENT)



    1.  Schlumberger, Ltd., Series B, 2.125%,
        due 6/1/23
    2.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    3.  Halliburton Co., 3.125%, due 7/15/23
    4.  Citigroup, Inc., Series T, 6.50%
    5.  Chesapeake Energy Corp., 2.50%, due
        5/15/37
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Bank of America Corp., Series L, 7.25%
    8.  EMC Corp., 1.75%, due 12/1/11
    9.  Covanta Holding Corp., 1.00%, due 2/1/27
   10.  SBA Communications Corp., 0.375%, due
        12/1/10







M-94    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Convertible Portfolio returned -4.45% for Initial Class shares and -4.56% for Service Class shares. Both share classes outperformed the -4.80% return of the average Lipper(1) Convertible Securities Fund and underperformed the -4.18% return of the Merrill Lynch All US Convertible Securities Index(1) for the six months ended June 30, 2008. The Merrill Lynch All US Convertible Securities Index is the Portfolio's broad-based securities-market index.

WHICH SECTORS WERE STRONG PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH ONES WERE PARTICULARLY WEAK?

During the reporting period, the best-performing sector for the Portfolio in terms of absolute gain was oil services. The second best-performing sector was oil & gas exploration & production, followed by chemicals.

The worst-performing sector in terms of absolute dollars lost was financials, where many companies reported staggering losses on mortgage-related securities. The Portfolio's second-worst-performing sector was aviation, which suffered from high fuel prices and a decision by various airlines to retire older planes. The automotive sector was also particularly weak as the economy slowed.

WHICH INDIVIDUAL HOLDINGS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH HOLDINGS DETRACTED?

The best-performing security in the Portfolio during the six-month period was a convertible bond of Chesapeake Energy. The company benefited from higher natural gas prices. The Portfolio's second-best performer was a convertible bond position in oil services company Halliburton. Convertible bond positions in Schlumberger, Pride International and Cameron International were also strong performers. These companies continued to see rapid sales and earnings growth as high energy prices provided strong incentives for energy exploration and production companies to expand their search for new energy reservoirs and to exploit existing ones more effectively. The Portfolio's investment in the convertible preferred stock of Celanese performed well as the company continued to exceed earnings expectations and use excess cash flow to reduce the company's leverage.

The Portfolio's worst-performing position during the reporting period was a convertible bond of Triumph Group, a manufacturer of aircraft components. The company's security declined as U.S. airlines faced pressure from rising fuel prices and were forced to remove older planes from service, which may have a negative impact on Triumph's sales and earnings.

The second-worst performer was Citigroup, which faced major mortgage write-downs during the reporting period. Although the Portfolio remained underweight in financials, investments in Bank of America and Lehman Brothers also detracted from performance.

The Portfolio's third-worst performer consisted of convertible preferred shares of General Motors. The securities performed poorly on concerns that a slowing U.S. economy would affect new vehicle sales. With gasoline topping $4 a gallon, General Motors, which relies heavily on sales of light trucks and SUVs, found itself out of favor as automotive buyers reassessed their purchase criteria.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Portfolios that invest in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-95

DID THE PORTFOLIO MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio purchased convertible shares of Citigroup and Bank of America as the companies sought capital to offset subprime investment losses. The convertible preferreds pay an attractive dividend, have reasonable downside protection and should participate in the upside of the underlying common stock if the companies' financial problems ease.

During the reporting period, we sold two-thirds of the Portfolio's position in Costco as the stock reached our price target. We sold the Portfolio's investment in the convertible bonds of Disney as the bonds approached the date where the company could call the bonds from holders. We felt that a call by the company would depress the value of the bonds, which was exactly what happened.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE FIRST HALF OF 2008?

During the reporting period, the Portfolio slightly increased its weighting in the energy sector through market appreciation and additional purchases of Schlumberger, Pride International and Halliburton. The Portfolio also increased its weighting in financials as we participated in large offerings from Citigroup, Bank of America and Lehman Brothers.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the Portfolio was significantly overweight in energy, slightly overweight in healthcare and underweight in financials and utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as a endorsement of any specific investment.


M-96    MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES (89.7%)+
CONVERTIBLE BONDS (69.4%)
----------------------------------------------------------------

AEROSPACE & DEFENSE (3.7%)
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 4,360,000   $   4,845,050
  3.00%, due 8/1/35                      943,000       1,047,909
Triumph Group, Inc.
  2.625%, due 10/1/26                  7,819,000       8,503,162
                                                   -------------
                                                      14,396,121
                                                   -------------

AIRLINES (1.2%)
AMR Corp.
  4.50%, due 2/15/24 (b)               6,531,000       4,890,086
                                                   -------------


AUTO MANUFACTURERS (0.6%)
Ford Motor Co.
  4.25%, due 12/15/36                  3,171,000       2,322,757
                                                   -------------


AUTO PARTS & EQUIPMENT (0.2%)
ArvinMeritor, Inc.
  4.00%, due 2/15/27                      75,000          53,250
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)(b)                       1,320,000         937,200
                                                   -------------
                                                         990,450
                                                   -------------

BIOTECHNOLOGY (1.9%)
Amgen, Inc.
  0.125%, due 2/1/11 (a)               3,374,000       3,078,775
  0.125%, due 2/1/11                   4,731,000       4,317,037
                                                   -------------
                                                       7,395,812
                                                   -------------

COMPUTERS (4.8%)
CACI International, Inc.
  2.125%, due 5/1/14                   3,190,000       3,377,412
V  EMC Corp.
  1.75%, due 12/1/11 (a)               5,393,000       6,168,244
  1.75%, due 12/1/11                   5,693,000       6,511,369
NetApp, Inc.
  1.75%, due 6/1/13 (a)                2,766,000       2,689,935
                                                   -------------
                                                      18,746,960
                                                   -------------

DISTRIBUTION & WHOLESALE (1.9%)
WESCO International, Inc.
  2.625%, due 10/15/25                 6,586,000       7,598,597
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (5.6%)
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32
  (b)                                  3,725,000       3,809,930
Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (a)              12,365,000      10,803,919
ON Semiconductor Corp.
  2.625%, due 12/15/26                 6,947,000       7,633,016
                                                   -------------
                                                      22,246,865
                                                   -------------

ELECTRONICS (1.1%)
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    2,780,000       4,218,650
                                                   -------------


ENERGY--ALTERNATE SOURCES (3.4%)
V  Covanta Holding Corp.
  1.00%, due 2/1/27                   11,425,000      12,181,906
Energy Conversion Devices,
  Inc.
  3.00%, due 6/15/13                   1,089,000       1,139,366
                                                   -------------
                                                      13,321,272
                                                   -------------

ENVIRONMENTAL CONTROL (2.5%)
Waste Connections, Inc.
  3.75%, due 4/1/26 (a)                1,790,000       1,980,187
  3.75%, due 4/1/26                    7,124,000       7,880,925
                                                   -------------
                                                       9,861,112
                                                   -------------

FOOD (1.1%)
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              4,469,000       3,966,237
  3.375%, due 5/15/27                    254,000         225,425
                                                   -------------
                                                       4,191,662
                                                   -------------

HEALTH CARE--PRODUCTS (4.5%)
Hologic, Inc.
  2.00%, due 12/15/37
  (zero coupon), beginning
  12/15/13                             5,537,000       4,706,450
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              1,260,000       1,352,925
  1.625%, due 4/15/13                 10,833,000      11,631,934
                                                   -------------
                                                      17,691,309
                                                   -------------

HOUSEHOLD PRODUCTS & WARES (1.7%)
Church & Dwight Co., Inc.
  5.25%, due 8/15/33                   3,744,000       6,846,840
                                                   -------------


INTERNET (0.0%)++
At Home Corp.
  4.75%, due 12/19/08
  (c)(d)(e)(f)                         2,335,418             234
                                                   -------------




 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-97

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
OIL & GAS (8.0%)
V  Chesapeake Energy Corp.
  2.50%, due 5/15/37 (b)             $ 7,580,000   $  13,482,925
V  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 15,812,000      18,065,210
                                                   -------------
                                                      31,548,135
                                                   -------------

OIL & GAS SERVICES (10.5%)
Cameron International Corp.
  2.50%, due 6/15/26                   4,938,000       8,351,392
V  Halliburton Co.
  3.125%, due 7/15/23                  5,180,000      14,698,250
V  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                   6,772,000      18,275,935
                                                   -------------
                                                      41,325,577
                                                   -------------


PHARMACEUTICALS (5.2%)
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26 (b)                5,821,000       6,497,691
Teva Pharmaceutical Finance
  LLC
  Series A
  0.50%, due 2/1/24                    8,925,000      10,955,438
Watson Pharmaceuticals, Inc.
  1.75%, due 3/15/23                   3,139,000       3,005,593
                                                   -------------
                                                      20,458,722
                                                   -------------

RETAIL (1.8%)
Lowe's Cos., Inc.
  (zero coupon), due 10/19/21          8,218,000       7,196,749
                                                   -------------


SEMICONDUCTORS (1.9%)
Cypress Semiconductor Corp.
  1.00%, due 9/15/09 (b)               2,628,000       3,051,765
Intel Corp.
  2.95%, due 12/15/35                  4,125,000       4,037,344
Microchip Technology, Inc.
  2.125%, due 12/15/37 (b)               273,000         281,873
                                                   -------------
                                                       7,370,982
                                                   -------------

SOFTWARE (2.3%)
Sybase, Inc.
  1.75%, due 2/22/25                   7,273,000       9,182,163
                                                   -------------


TELECOMMUNICATIONS (5.5%)
Anixter International, Inc.
  1.00%, due 2/15/13                   5,931,000       6,538,928
Comtech Telecommunications
  Corp.
  2.00%, due 2/1/24
  (zero coupon), beginning
  2/1/11                               2,158,000       3,431,220
V  SBA Communications Corp.
  0.375%, due 12/1/10 (a)              3,781,000       4,461,580
  0.375%, due 12/1/10                  6,207,000       7,324,260
                                                   -------------
                                                      21,755,988
                                                   -------------
Total Convertible Bonds
  (Cost $267,193,821)                                273,557,043
                                                   -------------





                                          SHARES
CONVERTIBLE PREFERRED STOCKS (20.3%)
----------------------------------------------------------------

AUTO MANUFACTURERS (1.4%)
General Motors Corp.
  6.25% Series C                         426,800       5,659,368
                                                   -------------


BANKS (3.3%)
V  Bank of America Corp.
  7.25% Series L                          14,550      12,876,750
                                                   -------------


CHEMICALS (1.9%)
Celanese Corp.
  4.25%                                  128,444       7,546,085
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (4.4%)
Affiliated Managers Group,
  Inc.
  5.10%                                   91,000       3,981,250
V  Citigroup, Inc.
  6.50% Series T                         311,195      13,536,983
                                                   -------------
                                                      17,518,233
                                                   -------------

INSURANCE (1.3%)
MetLife, Inc.
  6.375%                                 200,700       5,260,347
                                                   -------------


INVESTMENT COMPANIES (1.9%)
Vale Capital, Ltd.
  5.50% Series RIO                       108,300       7,326,495
                                                   -------------


MINING (2.5%)
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   58,345       9,808,961
                                                   -------------





M-98     MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
PHARMACEUTICALS (1.5%)
Schering-Plough Corp.
  6.00%                                   30,400   $   5,821,904
                                                   -------------


TELECOMMUNICATIONS (2.1%)
Crown Castle International
  Corp.
  6.25%                                  140,700       8,107,838
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $87,720,840)                                  79,925,981
                                                   -------------
Total Convertible Securities
  (Cost $354,914,661)                                353,483,024
                                                   -------------



COMMON STOCKS (7.4%)
----------------------------------------------------------------

ENGINEERING & CONSTRUCTION (0.5%)
McDermott International, Inc.
  (g)                                     32,800       2,029,992
                                                   -------------


HEALTH CARE--PRODUCTS (2.2%)
Boston Scientific Corp. (g)              214,700       2,638,663
Johnson & Johnson                         94,900       6,105,866
                                                   -------------
                                                       8,744,529
                                                   -------------

OIL & GAS (0.8%)
Frontier Oil Corp.                       134,300       3,211,113
                                                   -------------


OIL & GAS SERVICES (1.3%)
Baker Hughes, Inc.                        19,700       1,720,598
Gulf Island Fabrication, Inc.             13,100         640,983
ION Geophysical Corp. (g)                149,000       2,600,050
                                                   -------------
                                                       4,961,631
                                                   -------------

RETAIL (1.1%)
Costco Wholesale Corp.                    57,692       4,046,517
                                                   -------------


SOFTWARE (1.0%)
Microsoft Corp.                          146,100       4,019,211
                                                   -------------


TRANSPORTATION (0.5%)
Tidewater, Inc. (b)                       29,600       1,924,888
                                                   -------------
Total Common Stocks
  (Cost $27,534,057)                                  28,937,881
                                                   -------------



SHORT-TERM INVESTMENT (6.5%)
----------------------------------------------------------------

INVESTMENT COMPANY (6.5%)
State Street Navigator
  Securities
  Lending Prime Portfolio (h)         25,680,164      25,680,164
                                                   -------------
Total Short-Term Investment
  (Cost $25,680,164)                                  25,680,164
                                                   -------------
Total Investments
  (Cost $408,128,882) (i)                  103.6%    408,101,069
Liabilities in Excess of
  Cash and Other Assets                     (3.6)    (14,175,504)
                                           -----    ------------
Net Assets                                 100.0%  $ 393,925,565
                                           =====    ============






++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $24,622,949; cash collateral of
     $25,680,164 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(c)  Illiquid security. The total market value
     of this security at June 30, 2008 is
     $234, which represents less than one-
     tenth of a percent of the Portfolio's net
     assets.
(d)  Restricted security.
(e)  Fair valued security. The total market
     value of this security at June 30, 2008
     is $234, which represents less than one-
     tenth of a percent of the Portfolio's net
     assets.
(f)  Issue in default.
(g)  Non-income producing security.
(h)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(i)  At June 30, 2008, cost is $411,264,778
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 30,799,497
Gross unrealized depreciation       (33,963,206)
                                   ------------
Net unrealized depreciation        $ (3,163,709)
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-99

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $408,128,882) including
  $24,622,949 market
  value of securities loaned         $408,101,069
Cash                                    9,992,366
Receivables:
  Dividends and interest                1,719,890
  Fund shares sold                        374,845
Other assets                                6,333
                                     ------------
     Total assets                     420,194,503
                                     ------------

LIABILITIES:
Securities lending collateral          25,680,164
Payables:
  Fund shares redeemed                    239,160
  Manager (See Note 3)                    202,868
  Shareholder communication                61,584
  NYLIFE Distributors (See Note 3)         37,282
  Professional fees                        37,184
  Custodian                                 7,865
  Directors                                 1,454
Accrued expenses                            1,377
                                     ------------
     Total liabilities                 26,268,938
                                     ------------
Net assets                           $393,925,565
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    295,656
Additional paid-in capital            329,220,153
                                     ------------
                                      329,515,809
Accumulated undistributed net
  investment
  income                                8,778,126
Accumulated undistributed net
  realized gain on investments         55,659,443
Net unrealized depreciation on
  investments                             (27,813)
                                     ------------
Net assets                           $393,925,565
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $218,154,464
                                     ============
Shares of capital stock outstanding    16,334,202
                                     ============
Net asset value per share
  outstanding                        $      13.36
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $175,771,101
                                     ============
Shares of capital stock outstanding    13,231,379
                                     ============
Net asset value per share
  outstanding                        $      13.28
                                     ============







M-100     MainStay VP Convertible Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $  2,604,060
  Interest                               2,515,090
  Income from securities
     loaned--net                            66,525
                                      ------------
     Total income                        5,185,675
                                      ------------
EXPENSES:
  Manager (See Note 3)                     858,087
  Administration (See Note 3)              253,704
  Distribution and service--Service
     Class
     (See Note 3)                          202,245
  Professional fees                         43,953
  Shareholder communication                 35,477
  Custodian                                  8,799
  Directors                                  7,129
  Miscellaneous                              8,945
                                      ------------
     Total expenses                      1,418,339
                                      ------------
Net investment income                    3,767,336
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        12,579,773
Net change in unrealized
  appreciation on investments          (34,428,650)
                                      ------------
Net realized and unrealized loss on
  investments                          (21,848,877)
                                      ------------
Net decrease in net assets
  resulting from operations           $(18,081,541)
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-101

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  3,767,336   $  5,918,392
 Net realized gain on
  investments                    12,579,773     46,684,748
 Net change in unrealized
  appreciation on investments   (34,428,650)      (602,060)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (18,081,541)    52,001,080
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --     (5,388,922)
    Service Class                        --     (3,023,112)
                               ---------------------------
                                         --     (8,412,034)
                               ---------------------------
 From net realized gain on
  investments:
    Initial Class                        --     (6,034,987)
    Service Class                        --     (3,693,427)
                               ---------------------------
                                         --     (9,728,414)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (18,140,448)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         37,280,399     37,656,250
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --     18,140,448
 Cost of shares redeemed        (25,763,002)   (55,862,028)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                11,517,397        (65,330)
                               ---------------------------
    Net increase (decrease)
     in net assets               (6,564,144)    33,795,302

NET ASSETS:
Beginning of period             400,489,709    366,694,407
                               ---------------------------
End of period                  $393,925,565   $400,489,709
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  8,778,126   $  5,010,790
                               ===========================







M-102     MainStay VP Convertible Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-103

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  13.98     $  12.75    $  11.82    $  11.26    $  10.82    $   9.04
                             --------     --------    --------    --------    --------    --------
Net investment income            0.16         0.28        0.22(b)     0.21(b)     0.21        0.27(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.78)        1.63        1.02        0.53        0.45        1.74
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                    (0.62)        1.91        1.24        0.74        0.66        2.01
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.32)      (0.31)      (0.18)      (0.22)      (0.23)
  From net realized gain
     on investments                --        (0.36)         --          --          --          --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (0.68)      (0.31)      (0.18)      (0.22)      (0.23)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  13.36     $  13.98    $  12.75    $  11.82    $  11.26    $  10.82
                             ========     ========    ========    ========    ========    ========
Total investment return
  (f)                           (4.45%)(d)   14.86%      10.44%       6.59%(c)    6.11%      22.23%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.04%+       1.64%       1.80%       1.87%       1.94%       2.71%
  Net expenses                   0.63%+       0.62%       0.63%       0.53%       0.66%       0.67%
  Expenses (before
     reimbursement)              0.63%+       0.62%       0.63%       0.62%       0.66%       0.67%
Portfolio turnover rate            55%         119%         76%        100%        108%         76%
Net assets at end of
  period (in 000's)          $218,154     $242,925    $246,179    $262,352    $291,995    $292,043




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-104     MainStay VP Convertible Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      ------------------------------------------------------------------------
                                                                     JUNE 5,
      SIX MONTHS                                                     2003(A)
         ENDED                                                       THROUGH
       JUNE 30,               YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ------------------------------------------------------------------------

         2008*        2007        2006        2005       2004         2003

       $  13.92     $  12.71    $  11.80    $ 11.24    $ 10.81       $  9.95
       --------     --------    --------    -------    -------       -------
           0.11         0.18        0.19(b)    0.19(b)    0.20          0.14(b)
          (0.75)        1.68        1.00       0.53       0.43          0.94
       --------     --------    --------    -------    -------       -------
          (0.64)        1.86        1.19       0.72       0.63          1.08
       --------     --------    --------    -------    -------       -------

             --        (0.29)      (0.28)     (0.16)     (0.20)        (0.22)
             --        (0.36)         --         --         --            --
       --------     --------    --------    -------    -------       -------
             --        (0.65)      (0.28)     (0.16)     (0.20)        (0.22)
       --------     --------    --------    -------    -------       -------
       $  13.28     $  13.92    $  12.71    $ 11.80    $ 11.24       $ 10.81
       ========     ========    ========    =======    =======       =======
          (4.56%)(d)   14.57%      10.16%      6.32%(c)   5.85%        10.84%(d)

           1.82%+       1.39%       1.55%      1.62%      1.69%         2.46%+(e)
           0.88%+       0.87%       0.88%      0.78%      0.91%         0.92%+
           0.88%+       0.87%       0.88%      0.87%      0.91%         0.92%+
             55%         119%         76%       100%       108%           76%
       $175,771     $157,565    $120,515    $97,786    $76,052       $23,672




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-105

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -16.68%        -4.53%        12.42%        3.80%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                           DEVELOPING GROWTH     S&P 500    RUSSELL 2000
                               PORTFOLIO          INDEX     GROWTH INDEX
                           -----------------     -------    ------------
6/30/98                         10000.00        10000.00      10000.00
                                11243.00        12276.00      10830.00
                                11449.00        13165.00      13904.00
                                10066.00        11213.00      10659.00
                                 8609.00         9196.00       7994.00
                                 8085.00         9219.00       8049.00
                                 9784.00        10981.00      10588.00
                                10122.00        11675.00      11042.00
                                12367.00        12683.00      12652.00
                                15209.00        15294.00      14781.00
6/30/08                         14521.00        13287.00      13180.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -16.78%        -4.77%        12.14%        3.53%




                                            (After Portfolio operating expenses)

                 MAINSTAY VP
              DEVELOPING GROWTH     S&P 500    RUSSELL 2000
                  PORTFOLIO          INDEX     GROWTH INDEX
              -----------------     -------    ------------
6/30/08            10000.00        10000.00      10000.00
                   11215.00        12276.00      10830.00
                   11388.00        13165.00      13904.00
                    9987.00        11213.00      10659.00
                    8520.00         9196.00       7994.00
                    7982.00         9219.00       8049.00
                    9635.00        10981.00      10588.00
                    9943.00        11675.00      11042.00
                   12114.00        12683.00      12652.00
                   14861.00        15294.00      14781.00
6/30/08            14153.00        13287.00      13180.00







 BENCHMARK PERFORMANCE     SIX       ONE      FIVE     TEN
                         MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------
Russell 2000(R) Growth
  Index(3)                -8.93%   -10.83%   10.37%    2.80%
S&P 500(R) Index(3)      -11.91    -13.12     7.58     2.88
Average Lipper Variable
  Products Small-Cap
  Growth Portfolio(4)    -11.58    -12.97     9.11     4.38



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 12.40% and 3.79% for Initial Class shares and 12.13% and 3.53% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-106    MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $833.20         $4.19          $1,020.29         $4.62
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $832.20         $5.33          $1,019.05         $5.87
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.92% for Initial Class and 1.17% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-107

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Semiconductors & Semiconductor
  Equipment                              7.3%
Internet Software & Services             7.2
Biotechnology                            6.5
Oil, Gas & Consumable Fuels              6.1
Electrical Equipment                     5.7
Machinery                                5.3
Diversified Consumer Services            4.9
Health Care Equipment & Supplies         4.6
Energy Equipment & Services              3.8
Commercial Services & Supplies           3.6
Software                                 3.3
Textiles, Apparel & Luxury Goods         3.2
Communications Equipment                 2.8
Food Products                            2.8
Marine                                   2.6
Beverages                                2.2
Capital Markets                          2.1
Chemicals                                2.1
Electronic Equipment & Instruments       2.0
Media                                    1.8
Commercial Banks                         1.7
Life Sciences Tools & Services           1.7
Metals & Mining                          1.7
Health Care Technology                   1.6
Electric Utilities                       1.4
Hotels, Restaurants & Leisure            1.3
IT Services                              1.2
Diversified Financial Services           0.9
Health Care Providers & Services         0.9
Internet & Catalog Retail                0.9
Specialty Retail                         0.9
Construction & Engineering               0.7
Road & Rail                              0.7
Pharmaceuticals                          0.5
Computers & Peripherals                  0.4
Airlines                                 0.2
Insurance                                0.1
Short-Term Investment
  (collateral from securities lending
     is 31.6%)                          31.6
Liabilities in Excess of Cash and
  Other Assets                         -28.3
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-111 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Central European Distribution Corp.
    2.  Alexion Pharmaceuticals, Inc.
    3.  SINA Corp.
    4.  Strayer Education, Inc.
    5.  Atheros Communications, Inc.
    6.  NuVasive, Inc.
    7.  Concur Technologies, Inc.
    8.  Equinix, Inc.
    9.  FTI Consulting, Inc.
   10.  Carrizo Oil & Gas, Inc.







M-108    MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER F. THOMAS O'HALLORAN, CFA, OF LORD, ABBETT & CO. LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Developing Growth Portfolio returned -16.68% for Initial Class shares and -16.78% for Service Class shares. Both share classes underperformed the -11.58% return of the average Lipper(1) Variable Products Small-Cap Growth Portfolio and the -8.93% return of the Russell 2000(R) Growth Index(1) for the six months ended June 30, 2008. The Russell 2000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Stock selection in the information technology sector was the primary detractor from the Portfolio's relative performance. Stock selection in the industrials sector also hurt relative performance. Conversely, the largest contributor to relative performance was stock selection in the materials sector.

WHAT STRATEGIES DID YOU EMPLOY IN THIS CHALLENGING EQUITY ENVIRONMENT?

During the reporting period, we trimmed the Portfolio's holdings in health care, particularly biotechnology. We felt that regulatory risks in this segment were increasing. We also reduced consumer discretionary holdings to a modest sector underweight, since we expected consumer caution to continue. We added significantly to the Portfolio's industrial and energy holdings, and we concentrated in companies that were experiencing greater demand owing to the rising focus on energy conservation.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

Although the Portfolio was slightly underweight in materials relative to the Russell 2000(R) Growth Index, materials was the Portfolio's strongest sector on a relative basis and the second-strongest sector in terms of absolute return. The energy sector was the best- performing sector on an absolute return basis.

The Portfolio was slightly overweight relative to the Russell 2000(R) Growth Index in information technology, which was the weakest-performing sector on a relative basis and the third-weakest in absolute terms. The industrials sector was the second-weakest sector on a relative basis, followed by financials. In absolute terms, financials was the second-weakest performer, followed by telecommunication services.

WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED THE MOST?

Alpha Natural Resources, a coal supplier, was the top-performing stock in terms of absolute return, as the increasing price of oil drove demand for coal. Cleveland-Cliffs, an iron-ore mining company, was the second-strongest performer. The company's shares have almost doubled in price since January, owing to high global demand for steel. Shares of coal producer Foundation Coal also advanced during the reporting period on strong international demand for coal.

One of the Portfolio's weakest stocks was communications software company Synchronoss Technology. The company's shares declined when sales decreased and the company provided a weaker earnings

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-109
forecast. Aruba Networks, a provider of wireless network solutions, suffered after reporting a slowdown in its sales. Shares of EnerNOC, which provides demand-response energy solutions, declined after the company reported wider-than-expected fourth quarter loss.

DID THE PORTFOLIO MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio's largest purchase during the six-month reporting period was SunPower, a solar company. The company's shares advanced as global demand for renewable energy increased, and we bought shares several times throughout the first half of 2008. SINA, one of China's leading Internet-portal operators, was the Portfolio's second largest purchase during the reporting period. The stock strengthened because of increased advertising revenue. We purchased most of the Portfolio's shares in May.

Alpha Natural Resources was the Portfolio's largest sale during the first half of 2008. We sold the stock at a profit as the coal shares continued to react positively to the increasing price of oil. The Portfolio's second-largest sale was SunPower, which we trimmed throughout the six-month period on spikes and valuation.

WERE THERE ANY SIGNIFICANT SECTOR WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the first half of 2008, the Portfolio's sector weightings increased relative to the Russell 2000(R) Growth Index in industrials and energy. Over the same period, the Portfolio's weightings declined in the health care and consumer discretionary sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2008, the Portfolio's most significantly overweight sector relative to the Russell 2000(R) Growth Index was consumer staples. Industrials was also overweight. Health care and energy were the most significantly underweight positions in the Portfolio.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Information provided in this report should not be considered a recommendation to purchase or sell securities.


M-110    MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (96.7%)+
--------------------------------------------------------------

AIRLINES (0.2%)
Allegiant Travel Co. (a)                 8,242   $     153,219
                                                 -------------


BEVERAGES (2.2%)
V  Central European
  Distribution Corp. (a)(b)             24,999       1,853,676
                                                 -------------


BIOTECHNOLOGY (6.5%)
Acorda Therapeutics, Inc. (a)           27,600         906,108
V  Alexion Pharmaceuticals,
  Inc. (a)                              21,500       1,558,750
BioMarin Pharmaceuticals,
  Inc. (a)                              22,100         640,458
Cepheid, Inc. (a)                       25,300         711,436
Onyx Pharmaceuticals, Inc.
  (a)(b)                                13,700         487,720
United Therapeutics Corp.
  (a)(b)                                11,300       1,104,575
                                                 -------------
                                                     5,409,047
                                                 -------------

CAPITAL MARKETS (2.1%)
FCStone Group, Inc. (a)                 22,299         622,811
KBW, Inc. (a)(b)                         1,900          39,102
Penson Worldwide, Inc. (a)              55,500         663,225
RiskMetrics Group, Inc.
  (a)(b)                                20,300         398,692
                                                 -------------
                                                     1,723,830
                                                 -------------

CHEMICALS (2.1%)
Calgon Carbon Corp. (a)(b)              44,200         683,332
Intrepid Potash, Inc. (a)               10,500         690,690
Koppers Holdings, Inc.                   8,000         334,960
                                                 -------------
                                                     1,708,982
                                                 -------------

COMMERCIAL BANKS (1.7%)
PrivateBancorp, Inc. (b)                13,300         404,054
SVB Financial Group (a)(b)              20,700         995,877
                                                 -------------
                                                     1,399,931
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (3.6%)
EnergySolutions, Inc.                   26,600         594,510
EnerNOC, Inc. (a)(b)                    52,071         934,674
V  FTI Consulting, Inc.
  (a)(b)                                18,600       1,273,356
Geo Group, Inc. (The) (a)                9,500         213,750
                                                 -------------
                                                     3,016,290
                                                 -------------

COMMUNICATIONS EQUIPMENT (2.8%)
Aruba Networks, Inc. (a)(b)             89,300         467,039
F5 Networks, Inc. (a)                   35,900       1,020,278
Infinera Corp. (a)                       7,300          64,386
Starent Networks Corp. (a)(b)           63,700         801,346
                                                 -------------
                                                     2,353,049
                                                 -------------

COMPUTERS & PERIPHERALS (0.4%)
Synaptics, Inc. (a)                      9,016         340,174
                                                 -------------


CONSTRUCTION & ENGINEERING (0.7%)
Empresas ICA SAB de C.V.,
  Sponsored ADR (a)(c)                  24,100         598,644
                                                 -------------


DIVERSIFIED CONSUMER SERVICES (4.9%)
American Public Education,
  Inc. (a)                              23,800         929,152
Capella Education Co. (a)(b)             6,900         411,585
K12, Inc. (a)                           44,558         954,878
New Oriental Education &
  Technology Group, Inc., ADR
  (a)(c)                                 5,000         292,100
V  Strayer Education, Inc.              6,900       1,442,583
                                                 -------------
                                                     4,030,298
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
MSCI, Inc. Class A (a)                  21,000         762,090
                                                 -------------


ELECTRIC UTILITIES (1.4%)
ITC Holdings Corp.                      21,900       1,119,309
                                                 -------------


ELECTRICAL EQUIPMENT (5.7%)
American Superconductor Corp.
  (a)(b)                                26,400         946,440
Baldor Electric Co.                     18,100         633,138
Energy Conversion Devices,
  Inc. (a)(b)                            5,200         382,928
EnerSys (a)                             22,300         763,329
II-VI, Inc. (a)                         17,100         597,132
JA Solar Holdings Co., Ltd.,
  Sponsored ADR (a)(b)(c)               14,000         235,900
SunPower Corp. Class A (a)(b)            5,552         399,633
Woodward Governor Co.                   21,100         752,426
                                                 -------------
                                                     4,710,926
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Comverge, Inc. (a)(b)                   36,700         513,066
IPG Photonics Corp. (a)                 33,000         620,730
Itron, Inc. (a)(b)                       5,500         540,925
                                                 -------------
                                                     1,674,721
                                                 -------------

ENERGY EQUIPMENT & SERVICES (3.8%)
Dril-Quip, Inc. (a)                     13,100         825,300
Oil States International,
  Inc. (a)(b)                           17,200       1,091,168
Superior Energy Services,
  Inc. (a)                              19,400       1,069,716
T-3 Energy Services, Inc. (a)            1,800         143,046
                                                 -------------
                                                     3,129,230
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-111


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
FOOD PRODUCTS (2.8%)
Flowers Foods, Inc.                     30,700   $     870,038
Green Mountain Coffee
  Roasters, Inc. (a)(b)                 14,800         556,036
Sanderson Farms, Inc. (b)               15,700         541,964
Zhongpin, Inc. (a)(b)                   29,900         373,750
                                                 -------------
                                                     2,341,788
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.6%)
Immucor, Inc. (a)                        1,600          41,408
Masimo Corp. (a)                        35,594       1,222,654
Meridian Bioscience, Inc.               14,900         401,108
V  NuVasive, Inc. (a)(b)                30,407       1,357,977
Wright Medical Group, Inc.
  (a)                                   28,400         806,844
                                                 -------------
                                                     3,829,991
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
athenahealth, Inc. (a)(b)               18,285         562,447
Bio-Reference Laboratories,
  Inc. (a)                               1,000          22,310
CardioNet, Inc. (a)                      7,000         186,410
                                                 -------------
                                                       771,167
                                                 -------------

HEALTH CARE TECHNOLOGY (1.6%)
MedAssets, Inc. (a)                     29,000         494,450
Phase Forward, Inc. (a)                 44,496         799,593
                                                 -------------
                                                     1,294,043
                                                 -------------


HOTELS, RESTAURANTS & LEISURE (1.3%)
Chipotle Mexican Grill, Inc.
  Class A (a)(b)                           900          74,358
Ctrip.com International,
  Ltd., ADR (c)                          1,800          82,404
Panera Bread Co. Class A
  (a)(b)                                16,200         749,412
WMS Industries, Inc. (a)                 5,900         175,643
                                                 -------------
                                                     1,081,817
                                                 -------------

INSURANCE (0.1%)
eHealth, Inc. (a)(b)                     3,600          63,576
                                                 -------------


INTERNET & CATALOG RETAIL (0.9%)
Netflix, Inc. (a)(b)                    16,300         424,941
Priceline.com, Inc. (a)(b)               2,700         311,742
                                                 -------------
                                                       736,683
                                                 -------------

INTERNET SOFTWARE & SERVICES (7.2%)
Ariba, Inc. (a)(b)                      44,300         651,653
Bankrate, Inc. (a)(b)                    7,400         289,118
comScore, Inc. (a)                      15,147         330,507
V  Equinix, Inc. (a)(b)                 14,400       1,284,768
Mercadolibre, Inc. (a)                   9,395         324,034
Omniture, Inc. (a)                       1,900          35,283
V  SINA Corp. (a)                       34,000       1,446,700
Sohu.com, Inc. (a)(b)                   13,300         936,852
VistaPrint, Ltd. (a)(b)                  1,400          37,464
Vocus, Inc. (a)                         19,000         611,230
                                                 -------------
                                                     5,947,609
                                                 -------------

IT SERVICES (1.2%)
CyberSource Corp. (a)(b)                29,600         495,208
TeleTech Holdings, Inc. (a)             23,400         467,064
                                                 -------------
                                                       962,272
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (1.7%)
AMAG Pharmaceuticals, Inc.
  (a)(b)                                 5,500         187,550
Bruker Corp. (a)                        28,900         371,365
Illumina, Inc. (a)(b)                    9,400         818,834
                                                 -------------
                                                     1,377,749
                                                 -------------

MACHINERY (5.3%)
Bucyrus International, Inc.             12,600         920,052
Chart Industries, Inc. (a)               3,800         185,060
Colfax Corp. (a)(b)                     43,000       1,078,870
Kaydon Corp.                            16,300         837,983
Middleby Corp. (The) (a)(b)                900          39,519
RBC Bearings, Inc. (a)                  16,900         563,108
Valmont Industries, Inc.                 5,200         542,308
Wabtec Corp.                             4,500         218,790
                                                 -------------
                                                     4,385,690
                                                 -------------

MARINE (2.6%)
Eagle Bulk Shipping, Inc. (b)           21,800         644,626
Excel Maritime Carriers, Ltd.           10,800         423,900
Kirby Corp. (a)                         11,400         547,200
Safe Bulkers, Inc. (a)                  28,300         533,172
                                                 -------------
                                                     2,148,898
                                                 -------------

MEDIA (1.8%)
Marvel Entertainment, Inc.
  (a)(b)                                28,900         928,846
Morningstar, Inc. (a)                    8,040         579,121
                                                 -------------
                                                     1,507,967
                                                 -------------

METALS & MINING (1.7%)
Century Aluminum Co. (a)                11,100         738,039
Cleveland-Cliffs, Inc.                   5,300         631,707
                                                 -------------
                                                     1,369,746
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (6.1%)
Alpha Natural Resources, Inc.
  (a)                                    6,100         636,169
Bill Barrett Corp. (a)(b)               19,700       1,170,377
V  Carrizo Oil & Gas, Inc.
  (a)                                   18,100       1,232,429
Encore Acquisition Co. (a)               9,600         721,824
Foundation Coal Holdings,
  Inc.                                   8,600         761,788
Rex Energy Corp. (a)                    18,300         483,120
                                                 -------------
                                                     5,005,707
                                                 -------------




M-112    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (0.5%)
Alpharma, Inc. Class A (a)(b)           18,000   $     405,540
                                                 -------------


ROAD & RAIL (0.7%)
Genesee & Wyoming, Inc. Class
  A (a)                                 16,500         561,330
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.3%)
ANADIGICS, Inc. (a)(b)                  54,000         531,900
V  Atheros Communications,
  Inc. (a)                              47,267       1,418,010
Cavium Networks, Inc. (a)(b)            37,300         783,300
Hittite Microwave Corp. (a)             11,100         395,382
Netlogic Microsystems, Inc.
  (a)(b)                                31,500       1,045,800
Power Integrations, Inc. (a)            23,400         739,674
Silicon Laboratories, Inc.
  (a)                                   30,200       1,089,918
                                                 -------------
                                                     6,003,984
                                                 -------------

SOFTWARE (3.3%)
V  Concur Technologies, Inc.
  (a)(b)                                40,291       1,338,870
NetSuite, Inc. (a)(b)                   31,962         654,262
PROS Holdings, Inc. (a)                 52,400         588,452
Shanda Interactive
  Entertainment,
  Ltd., ADR (a)(c)                       7,030         190,864
                                                 -------------
                                                     2,772,448
                                                 -------------

SPECIALTY RETAIL (0.9%)
Dick's Sporting Goods, Inc.
  (a)(b)                                 4,100          72,734
J. Crew Group, Inc. (a)(b)               2,500          82,525
Ulta Salon Cosmetics &
  Fragrance, Inc. (a)(b)                27,200         305,728
Zumiez, Inc. (a)(b)                     17,600         291,808
                                                 -------------
                                                       752,795
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (3.2%)
Deckers Outdoor Corp. (a)                7,379       1,027,157
Fossil, Inc. (a)                         1,400          40,698
Lululemon Athletica, Inc.
  (a)(b)                                23,100         671,286
True Religion Apparel, Inc.
  (a)(b)                                33,800         900,770
Under Armour, Inc. Class A
  (a)(b)                                 1,200          30,768
                                                 -------------
                                                     2,670,679
                                                 -------------
Total Common Stocks
  (Cost $78,832,114)                                79,974,895
                                                 -------------



SHORT-TERM INVESTMENT (31.6%)
--------------------------------------------------------------

INVESTMENT COMPANY (31.6%)
State Street Navigator
  Securities
  Lending Prime Portfolio (d)       26,146,482      26,146,482
                                                 -------------
Total Short-Term Investment
  (Cost $26,146,482)                                26,146,482
                                                 -------------
Total Investments
  (Cost $104,978,596) (e)                128.3%    106,121,377
Liabilities in Excess of
  Cash and Other Assets                  (28.3)    (23,411,606)
                                         -----    ------------
Net Assets                               100.0%  $  82,709,771
                                         =====    ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $25,140,244; cash collateral of
     $26,146,482 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $105,168,399
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 5,693,712
Gross unrealized depreciation       (4,740,734)
                                   -----------
Net unrealized appreciation        $   952,978
                                   ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-113

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $104,978,596) including
  $25,140,244 market
  value of securities loaned         $106,121,377
Cash                                    1,846,532
Receivables:
  Investment securities sold            2,039,533
  Fund shares sold                        101,490
  Dividends and interest                   63,022
Other assets                                2,399
                                     ------------
     Total assets                     110,174,353
                                     ------------

LIABILITIES:
Securities lending collateral          26,146,482
Payables:
  Investment securities purchased       1,113,685
  Fund shares redeemed                     89,695
  Manager (See Note 3)                     58,266
  Professional fees                        19,037
  Shareholder communication                13,483
  NYLIFE Distributors (See Note 3)         12,079
  Custodian                                10,253
  Directors                                   319
Accrued expenses                            1,283
                                     ------------
     Total liabilities                 27,464,582
                                     ------------
Net assets                           $ 82,709,771
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     66,815
Additional paid-in capital             70,904,232
                                     ------------
                                       70,971,047
Accumulated net investment loss           (34,093)
Accumulated undistributed net
  realized gain on investments         10,630,036
Net unrealized appreciation on
  investments                           1,142,781
                                     ------------
Net assets                           $ 82,709,771
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 27,498,072
                                     ============
Shares of capital stock outstanding     2,201,522
                                     ============
Net asset value per share
  outstanding                        $      12.49
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 55,211,699
                                     ============
Shares of capital stock outstanding     4,480,003
                                     ============
Net asset value per share
  outstanding                        $      12.32
                                     ============







M-114    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Income from securities
     loaned--net                      $    300,754
  Dividends                                 88,672
  Interest                                  21,477
                                      ------------
     Total income                          410,903
                                      ------------
EXPENSES:
  Manager (See Note 3)                     275,435
  Distribution and service--Service
     Class
     (See Note 3)                           66,915
  Administration (See Note 3)               53,648
  Professional fees                         21,361
  Custodian                                 13,819
  Shareholder communication                  8,208
  Directors                                  1,630
  Miscellaneous                              3,980
                                      ------------
     Total expenses                        444,996
                                      ------------
Net investment loss                        (34,093)
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (6,381,109)
Net change in unrealized
  appreciation on investments          (10,020,070)
                                      ------------
Net realized and unrealized loss on
  investments                          (16,401,179)
                                      ------------
Net decrease in net assets
  resulting from operations           $(16,435,272)
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-115

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $    (34,093)  $   (283,134)
 Net realized gain (loss) on
  investments                     (6,381,109)    17,765,659
 Net change in unrealized
  appreciation on investments    (10,020,070)     4,791,992
                                ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (16,435,272)    22,274,517
                                ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                         --     (1,444,335)
    Service Class                         --     (2,260,581)
                                ---------------------------
 Total distributions to
  shareholders                            --     (3,704,916)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          14,355,133     31,687,898
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                           --      3,704,916
 Cost of shares redeemed         (13,816,861)   (14,932,968)
                                ---------------------------
    Increase in net assets
          derived from capital
          share transactions         538,272     20,459,846
                                ---------------------------
    Net increase (decrease) in
          net assets             (15,897,000)    39,029,447

NET ASSETS:
Beginning of period               98,606,771     59,577,324
                                ---------------------------
End of period                   $ 82,709,771   $ 98,606,771
                                ===========================
Accumulated net investment
 loss at end of period          $    (34,093)  $         --
                                ===========================







M-116    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-117

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INITIAL CLASS
                            -----------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                   YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------

                               2008*        2007       2006       2005       2004       2003

Net asset value at
  beginning of period         $ 14.98     $ 11.45    $ 10.17    $  9.07    $  8.57    $  6.19
                              -------     -------    -------    -------    -------    -------
Net investment gain (loss)       0.00(c)    (0.03)(b)  (0.04)(b)  (0.05)(b)  (0.07)(b)  (0.07)(b)
Net realized and
  unrealized gain (loss)
  on investments                (2.49)       4.18       1.32       1.15       0.57       2.45
                              -------     -------    -------    -------    -------    -------
Total from investment
  operations                    (2.49)       4.15       1.28       1.10       0.50       2.38
                              -------     -------    -------    -------    -------    -------
Less distributions:
  From net realized gain
     on investments                --       (0.62)        --         --         --         --
                              -------     -------    -------    -------    -------    -------
Net asset value at end of
  period                      $ 12.49     $ 14.98    $ 11.45    $ 10.17    $  9.07    $  8.57
                              =======     =======    =======    =======    =======    =======
Total investment return
  (g)                          (16.68%)(d)  36.10%     12.64%     12.04%(e)   5.86%     38.49%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      0.07%+     (0.23%)    (0.34%)    (0.59%)    (0.88%)    (1.01%)
  Net expenses                   0.92%+      0.92%      0.96%#     0.90%#     1.08%#     1.19%
  Expenses (before
     reimbursement)              0.92%+      0.92%      0.97%#     1.03%#     1.09%#     1.19%
Portfolio turnover rate           142%        179%       228%       130%       129%       103%
Net assets at end of
  period (in 000's)           $27,498     $36,128    $27,772    $27,614    $36,604    $38,146




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than once cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
#    Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.





M-118    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
                                                                   JUNE 5,
      SIX MONTHS                                                   2003(a)
         ENDED                                                     THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

         2008*        2007       2006       2005       2004         2003

        $ 14.80     $ 11.35    $ 10.10    $  9.04    $  8.56       $ 7.20
        -------     -------    -------    -------    -------       ------
          (0.01)      (0.07)(b)  (0.07)(b)  (0.08)(b)  (0.09)(b)    (0.06)(b)
          (2.47)       4.14       1.32       1.14       0.57         1.42
        -------     -------    -------    -------    -------       ------
          (2.48)       4.07       1.25       1.06       0.48         1.36
        -------     -------    -------    -------    -------       ------

             --       (0.62)        --         --         --           --
        -------     -------    -------    -------    -------       ------
        $ 12.32     $ 14.80    $ 11.35    $ 10.10    $  9.04       $ 8.56
        =======     =======    =======    =======    =======       ======
         (16.78%)(d)  35.76%     12.36%     11.73%(e)   5.60%       18.83%(d)

          (0.17%)+    (0.48%)    (0.59%)    (0.84%)    (1.13%)      (1.26%)+(f)
           1.17%+      1.17%      1.21%#     1.15%#     1.33%#       1.44%+
           1.17%+      1.17%      1.22%#     1.28%#     1.34%#       1.44%+
            142%        179%       228%       130%       129%         103%
        $55,212     $62,478    $31,805    $22,995    $16,098       $4,441




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-119

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating expenses             0.30%         -0.25%        3.45%



                                            (After Portfolio operating expenses)


                                   MAINSTAY VP      CREDIT SUISSE
                                  FLOATING RATE    LEVERAGED LOAN
                                    PORTFOLIO           INDEX
                                  -------------    --------------
5/02/05                              10000.00         10000.00
                                      9965.00         10075.00
                                     10456.00         10747.00
                                     11164.00         11557.00
6/30/08                              11136.00         11165.00






SERVICE CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating expenses             0.17%         -0.50%        3.19%



                                            (After Portfolio operating expenses)


               MAINSTAY VP      CREDIT SUISSE
              FLOATING RATE    LEVERAGED LOAN
                PORTFOLIO           INDEX
              -------------    --------------
5/02/05          10000.00         10000.00
                  9962.00         10075.00
                 10424.00         10747.00
                 11102.00         11557.00
6/30/08          11046.00         11165.00







BENCHMARK PERFORMANCE                         SIX           ONE          SINCE
                                            MONTHS         YEAR        INCEPTION
--------------------------------------------------------------------------------
Credit Suisse Leveraged Loan Index(1)        -1.76%        -3.39%        3.54%
Average Lipper Loan Participation
Fund(2)                                      -0.91         -3.15         2.96



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. This benchmark is a product of Lipper Inc.




M-120    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,003.00        $3.34          $1,021.53         $3.37
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,001.70        $4.58          $1,020.29         $4.62
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).





                                                mainstayinvestments.com    M-121

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Floating Rate Loans                             86.80
Short-Term Investments                           7.90
Foreign Floating Rate Loans                      4.30
Cash and Other Assets, Less Liabilities          0.90
Corporate Bond                                   0.10





See Portfolio of Investments on page M-124 for specific holdings within these categories.

TOP TEN ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Aramark Corp., 3.18%-4.676%, due 1/27/14
    2.  Georgia-Pacific Corp., 4.449%-4.465%,
        due 12/20/12
    3.  Alltel Communications, Inc., 5.232%, due
        5/15/15
    4.  Mylan Laboratories, Inc., 5.75%, due
        10/2/14
    5.  Discovery Communications Holdings LLC,
        4.801%,
        due 5/14/14
    6.  Univision Communications, Inc., 5.124%,
        due 9/29/14
    7.  Flowserve Corp., 4.307%, due 8/10/12
    8.  MetroPCS Wireless, Inc., 4.989%, due
        11/4/13
    9.  NRG Energy, Inc., 4.301%, due 2/1/13
   10.  SunGard Data Systems, Inc., 4.508%, due
        2/28/14







M-122    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT H. DIAL OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Floating Rate Portfolio returned 0.30% for Initial Class shares and 0.17% for Service Class shares. Both share classes outperformed the -0.91% return of the average Lipper(1) Loan Participation Fund and the -1.76% return of the Credit Suisse Leveraged Loan Index(1) for the six months ended June 30, 2008. The Credit Suisse Leveraged Loan Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2008?

The Portfolio's strong performance relative to the Credit Suisse Leverage Loan Index during the first six months of 2008 resulted largely from the Portfolio's underweight position in riskier assets, including loans rated CCC or lower and unrated loans.(2) This positioning was particularly helpful in a period marked by volatility, economic weakness and rising default rates.

The Portfolio also maintained an average cash position between 7% and 9% of net assets during the reporting period. This substantial cash position helped the Portfolio's relative performance when the leveraged-loan market declined substantially during the first quarter of 2008.

Although the market recovered during the second quarter of 2008, certain sectors, including automotive and consumer durables, continued to experience significant pressure during the second half of the reporting period. Underweights in these sectors also helped relative performance.

WHAT WERE SOME CHARACTERISTICS OF THE LOANS IN WHICH THE PORTFOLIO INVESTED DURING THE REPORTING PERIOD?

The Portfolio invested in floating-rate loans that have an effective duration of less than three months. These floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically linked to LIBOR,(1) customarily reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Portfolio as of June 30, 2008, was 51 days. This means that as short-term interest rates change, the Portfolio's yield, on average, changes within 51 days to reflect the prevailing market.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2008, the largest industry concentrations in the Portfolio were in health care, diversified media, utilities and chemicals. Among these largest industry concentrations, the Portfolio was overweight relative to the Credit Suisse Leveraged Loan Index in chemicals and utilities. We are comfortable with these overweight positions because issuers in these industries tend to have significant collateral, recurring revenue streams and consistent free cash flow profiles; and we believe that the issues held in the Portfolio represent attractive relative value. As of June 30, 2008, the Portfolio was approximately market-weight in health care and diversified media.



Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, borrower industry concentration, and limited liquidity. The Portfolio may invest in foreign securities. U.S. dollar denominated securities of foreign issuers can be subject to different risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws and monetary policy. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
2. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the loans and bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                mainstayinvestments.com    M-123

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED



                                     PRINCIPAL
                                        AMOUNT           VALUE
LONG-TERM INVESTMENTS (91.2%)+
CORPORATE BOND (0.1%)
--------------------------------------------------------------

PACKAGING & CONTAINERS (0.1%)
Berry Plastics Holding Corp.
  8.875%, due 9/15/14               $  500,000   $     432,500
                                                 -------------
Total Corporate Bond
  (Cost $500,000)                                      432,500
                                                 -------------



FLOATING RATE LOANS (86.8%) (A)

--------------------------------------------------------------

AEROSPACE & DEFENSE (2.7%)
Hexcel Corp.
  Tranche B Term Loan
  4.599%, due 3/1/12                   777,333         761,786
  Incremental Term Loan
  5.187%, due 4/1/12                 1,000,000         980,000
Oshkosh Truck Corp.
  Term Loan B
  4.414%, due 12/6/13                1,955,000       1,829,554
Spirit Aerosystems, Inc.
  Term Loan B
  4.568%, due 9/30/13                1,668,106       1,615,977
Transdigm, Inc.
  Term Loan
  4.801%, due 6/23/13                2,000,000       1,938,126
Vought Aircraft Industries,
  Inc.
  Term Loan
  4.99%, due 12/22/11                  978,571         946,156
                                                 -------------
                                                     8,071,599
                                                 -------------

AUTOMOBILE (4.6%)
Allison Transmission, Inc.
  Term Loan B
  5.333%, due 8/7/14                 1,985,000       1,767,063
DaimlerChrysler Financial
  Services
  Americas LLC
  Term Loan
  6.78%, due 8/3/12                  2,977,500       2,441,550
Delphi Corp.
  Delayed Draw Term Loan C
  8.50%, due 12/31/08                  184,858         172,226
  DIP Term Loan C
  8.50%, due 12/31/08                1,815,142       1,691,108
Ford Motor Co.
  Term Loan
  5.48%, due 12/16/13                1,723,750       1,387,188
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  4.54%, due 4/30/14                 2,500,000       2,260,937
Key Safety Systems, Inc.
  1st Lien Term Loan
  5.035%, due 3/8/14                 1,481,250       1,292,391
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  3.956%, due 3/17/14                1,250,000       1,125,000
Tower Automotive
  Term Loan
  6.893%, due 7/31/13 (b)            1,281,886       1,025,509
TRW Automotive, Inc.
  Term Loan B1
  4.218%, due 2/9/14                   336,600         325,029
                                                 -------------
                                                    13,488,001
                                                 -------------

BEVERAGE, FOOD & TOBACCO (3.7%)
American Seafoods Group LLC
  Term Loan A
  4.301%, due 9/30/11 (b)              683,900         642,866
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  5.00%, due 12/17/12                  830,875         803,872
  2nd Lien Term Loan
  8.301%, due 12/16/13                 170,000         160,437
Constellation Brands, Inc.
  New Term Loan B
  4.143%, due 6/5/13                 1,931,200       1,869,471
Dean Foods Co.
  Tranche B Term Loan
  4.305%, due 4/2/14                 2,468,750       2,331,117
Del Monte Corp.
  Term Loan B
  4.29%, due 2/8/12                    933,033         922,147
Dole Food Co., Inc.
  Credit Link Deposit
  2.58%, due 4/12/13                   139,535         129,440
  Tranche C Term Loan
  4.793%, due 4/12/13                1,022,965         948,960
  Tranche B Term Loan
  4.866%, due 4/12/13                  306,890         284,688
Michael Foods, Inc.
  Term Loan B1
  4.867%, due 11/21/10               1,582,593       1,543,028
Reddy Ice Group, Inc.
  Term Loan
  4.46%, due 8/12/12                 1,500,000       1,290,000
                                                 -------------
                                                    10,926,026
                                                 -------------



+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.


M-124    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BROADCASTING & ENTERTAINMENT (7.8%)
Charter Communications
  Operating LLC
  Existing Term Loan
  4.90%, due 3/6/14                 $2,985,000   $   2,615,266
CSC Holdings, Inc.
  Incremental Term Loan
  4.225%, due 3/29/13                  962,545         912,918
DirectTV Holdings, LLC
  Term Loan B
  3.983%, due 4/13/13                1,233,183       1,197,344
  Term Loan C
  5.25%, due 4/13/13                   500,000         496,375
V  Discovery Communications
  Holdings LLC
  Term Loan B
  4.801%, due 5/14/14                2,970,000       2,907,630
Entravision Communications
  Corp.
  Term Loan
  4.20%, due 3/29/13                   944,724         883,317
Gray Television, Inc.
  Delayed Draw Term Loan
  4.19%, due 12/31/14                1,849,459       1,646,019
Insight Midwest Holdings LLC
  Initial Term Loan
  4.69%, due 4/7/14                  1,342,415       1,287,233
LodgeNet Entertainment Corp.
  Term Loan
  4.81%, due 4/4/14                  2,938,617       2,699,854
Mediacom Broadband Group (FKA
  MCC Iowa)
  Tranche D1 Term Loan
  4.227%, due 1/31/15                1,970,000       1,802,550
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  4.551%, due 10/1/12                1,008,668         938,061
  Nexstar Term Loan B
  4.649%, due 10/1/12                  952,072         885,427
V  Univision Communications,
  Inc.
  Initial Term Loan
  5.124%, due 9/29/14                3,500,000       2,869,125
UPC Broadband Holding B.V.
  Term Loan N
  4.209%, due 12/31/14               2,000,000       1,885,000
                                                 -------------
                                                    23,026,119
                                                 -------------


BUILDINGS & REAL ESTATE (2.2%)
Armstrong World Industries,
  Inc.
  Term Loan
  4.233%, due 10/2/13                  389,040         375,910
CB Richard Ellis Services,
  Inc.
  Term Loan B
  3.982%, due 12/20/13               2,603,182       2,442,110
Central Parking Corp.
  Letter of Credit Term Loan
  4.813%, due 5/22/14                   94,828          87,953
  Term Loan
  4.928%, due 5/22/14                  279,072         258,839
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  3.60%, due 2/24/10                 1,394,737       1,246,256
LNR Property Corp.
  Initial Tranche B Term Loan
  6.03%, due 7/12/11                   440,000         367,125
Macerich Partnership, L.P.
  Term Loan
  4.00%, due 4/26/10                 1,000,000         945,000
Stile Acquisition Corp.
  Canadian Term Loan
  4.893%, due 4/6/13                   482,124         444,960
  U.S. Term Loan
  4.893%, due 4/6/13                   482,945         445,718
                                                 -------------
                                                     6,613,871
                                                 -------------

CHEMICALS, PLASTICS & RUBBER (5.6%)
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  2.458%, due 4/2/14                   571,429         542,322
  Dollar Term Loan
  4.188%, due 4/2/14                 1,394,385       1,323,359
Gentek, Inc.
  1st Lien Term Loan
  4.758%, due 2/28/11                1,808,582       1,684,242
Hercules, Inc.
  Term Loan B
  3.983%, due 10/8/10                  993,606         969,387
Hexion Specialty Chemicals,
  Inc.
  Term Loan C1
  4.938%, due 5/5/13                 1,614,323       1,447,702
  Term Loan C2
  5.063%, due 5/5/13                   349,785         313,682
Huntsman International LLC
  New Term Loan B
  4.233%, due 4/21/14                1,463,667       1,354,502
INEOS U.S. Finance LLC
  Tranche B2 Term Loan
  4.885%, due 12/16/13                 237,873         214,086
  Tranche A4 Term Loan
  4.887%, due 12/17/12                 677,031         593,249
  Tranche C2 Term Loan
  5.385%, due 12/16/14                 237,808         214,027
ISP Chemco, Inc.
  Term Loan B
  4.126%, due 6/4/14                 2,101,418       1,980,586


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-125

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Mosaic Co. (The)
  New Term Loan B
  4.438%, due 12/1/13               $  160,389   $     158,885
Polymer Group, Inc.
  Term Loan
  5.036%, due 11/22/12                 900,422         828,388
Rockwood Specialties Group,
  Inc.
  Tranche E Term Loan
  4.399%, due 7/30/12                1,954,672       1,879,279
Texas Petrochemicals L.P.
  Incremental Term Loan B
  5.25%, due 6/27/13                   310,162         288,451
  Term Loan B
  5.411%, due 6/27/13                  918,913         854,589
Univar, Inc.
  Opco Term Loan
  5.801%, due 10/11/14               1,990,000       1,846,555
                                                 -------------
                                                    16,493,291
                                                 -------------

CONTAINERS, PACKAGING & GLASS (3.0%)
Berry Plastics Corp.
  Term Loan C
  4.784%, due 4/3/15                   782,538         706,520
Crown Americas LLC
  Term B Dollar Loan
  4.426%, due 11/15/12               1,960,000       1,896,300
Graham Packaging Holdings Co.
  1st Lien Term Loan
  4.982%, due 10/7/11                2,671,212       2,557,686
Graphic Packaging
  International, Inc.
  Term Loan B
  4.795%, due 5/16/14                1,919,503       1,812,560
Smurfit-Stone Container
  Enterprises, Inc.
  Deposit Fund Commitment
  2.503%, due 11/1/10                  341,167         329,984
  Tranche C1 Term Loan
  4.50%, due 11/1/11                    72,788          70,402
  Tranche B Term Loan
  4.637%, due 11/1/11                  253,361         245,057
  Tranche C Term Loan
  4.644%, due 11/1/11                  380,127         367,668
Solo Cup Co.
  Term Loan B1
  6.044%, due 2/27/11                  884,719         865,366
                                                 -------------
                                                     8,851,543
                                                 -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS
  (1.1%)
V  Georgia-Pacific Corp.
  Term Loan B
  4.449%, due 12/20/12
  New Term Loan B                    2,937,292       2,769,317
  4.465%, due 12/20/12                 492,500         464,335
                                                 -------------
                                                     3,233,652
                                                 -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.0%)
Goodyear Engineered Products
  Delayed Draw Term Loan
  4.99%, due 7/31/14                   124,375         111,782
  Term Loan B
  5.40%, due 7/31/14                   868,438         780,508
Invensys International
  Holdings, Ltd.
  Term A Bonding
  4.71%, due 12/15/10                1,014,778       1,004,630
Mueller Water Products, Inc.
  Term Loan
  4.564%, due 5/24/14                2,391,924       2,262,361
Sensata Technologies Finance
  Co. LLC
  Term Loan
  4.663%, due 4/26/13                1,960,000       1,811,367
                                                 -------------
                                                     5,970,648
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE (4.0%)
Affiliated Computer Services,
  Inc.
  1st Securities Repurchase
  Increase
  4.465%, due 3/20/13                  740,554         716,255
  Term Loan B
  4.483%, due 3/20/13                1,464,950       1,416,882
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  4.801%, due 10/26/12               2,461,548       2,338,470
  2nd Lien Term Loan
  8.301%, due 10/26/13                 250,000         239,375
First Data Corp.
  Term Loan B1
  5.261%, due 9/24/14                2,977,500       2,729,251
V  SunGard Data Systems,
  Inc.
  Term Loan
  4.508%, due 2/28/14                2,934,042       2,773,769
VeriFone, Inc.
  Term Loan B
  5.65%, due 10/31/13                  697,500         666,112
Verint Systems, Inc.
  Term Loan B
  5.873%, due 5/25/14                  938,462         839,923
                                                 -------------
                                                    11,720,037
                                                 -------------




M-126    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
ECOLOGICAL (1.9%)
Allied Waste Industries, Inc.
  Tranche A Credit Linked
  Deposit
  2.45%, due 3/28/14                $  524,324   $     517,479
  Term Loan B
  4.268%, due 3/28/14                  872,083         860,697
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  5.051%, due 2/5/13 (b)               285,840         232,960
  Term Loan B
  5.051%, due 2/5/13 (b)               678,870         553,279
Duratek, Inc.
  Term Loan B
  5.47%, due 6/7/13                    235,302         229,420
EnergySolutions LLC
  Synthetic Letter of Credit
  4.74%, due 6/7/13                     31,447          30,660
  Term Loan
  5.47%, due 6/7/13                    490,443         478,182
IESI Corp.
  Term Loan
  4.404%, due 1/20/12                2,000,000       1,935,000
Synagro Technologies, Inc.
  Term Loan B
  4.691%, due 3/31/14                  990,000         855,112
                                                 -------------
                                                     5,692,789
                                                 -------------

ELECTRONICS (0.8%)
Flextronics International,
  Ltd.
  Term Loan
  4.948%, due 10/1/12                  992,500         938,739
Freescale Semiconductor, Inc.
  Term Loan B
  4.209%, due 11/29/13               1,478,734       1,334,927
                                                 -------------
                                                     2,273,666
                                                 -------------

FINANCE (1.7%)
Hertz Corp. (The)
  Letter of Credit
  2.801%, due 12/21/12                 221,464         209,117
  Tranche B Term Loan
  4.231%, due 12/21/12               1,221,710       1,153,600
MSCI, Inc.
  Term Loan
  5.399%, due 11/20/14                 997,494         995,000
Rental Services Corp.
  1st Lien Term Loan
  4.482%, due 11/30/12               2,461,187       2,338,128
  2nd Lien Term Loan
  6.23%, due 11/30/13                  397,920         334,502
                                                 -------------
                                                     5,030,347
                                                 -------------

GROCERY (0.9%)
Giant Eagle, Inc.
  Term Loan
  4.209%, due 11/7/12 (b)              431,510         423,959
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  5.23%, due 11/3/11                 2,303,950       2,206,032
                                                 -------------
                                                     2,629,991
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE (10.7%)
Accellent, Inc.
  Term Loan
  5.138%, due 11/22/12                 476,367         431,112
Advanced Medical Optics, Inc.
  Term Loan B
  4.519%, due 4/2/14                   987,500         907,266
AGA Medical Corp.
  Tranche B Term Loan
  4.71%, due 4/28/13                   916,105         870,299
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  5.397%, due 12/29/11                 389,245         378,541
AMR HoldCo, Inc.
  Term Loan
  4.694%, due 2/10/12                  898,347         875,888
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  4.13%, due 4/24/15 (c)               240,000         234,725
  Term Loan
  6.051%, due 4/24/15                1,592,000       1,557,009
Biomet, Inc.
  Term Loan B
  5.801%, due 3/25/15                1,985,000       1,941,991
Community Health Systems,
  Inc.
  New Term Loan B
  4.859%, due 7/25/14                2,721,980       2,562,325
DaVita, Inc.
  Tranche B1 Term Loan
  4.084%, due 10/5/12                1,767,981       1,696,157
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  4.165%, due 3/31/13                1,808,126       1,752,267
Gentiva Health Services, Inc.
  Term Loan B
  4.36%, due 3/31/13                   839,674         790,343
HCA, Inc.
  Term Loan A
  4.801%, due 11/16/12                 938,636         877,264
  Term Loan B
  5.051%, due 11/18/13                 985,000         923,725


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-127

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Health Management Associates,
  Inc.
  Term Loan B
  4.551%, due 2/28/14               $2,829,409   $   2,625,692
HealthSouth Corp.
  Term Loan B
  5.29%, due 3/10/13                 1,111,054       1,047,961
LifePoint Hospitals, Inc.
  Term Loan B
  4.274%, due 4/15/12                  721,238         701,404
V  Mylan Laboratories, Inc.
  Term Loan B
  5.75%, due 10/2/14                 2,985,000       2,951,884
Quintiles Transnational Corp.
  Term Loan B
  4.90%, due 3/31/13                   977,500         942,066
Royalty Pharma Finance Trust
  Term Loan B
  5.051%, due 4/16/13                  994,962         988,744
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  2.20%, due 3/4/11                    411,765         380,882
Select Medical Corp.
  Term Loan B
  4.683%, due 2/24/12                  963,335         891,687
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  2.701%, due 4/19/14                  275,862         256,552
  Term Loan B
  4.789%, due 4/19/14                1,215,398       1,130,320
  Delayed Draw Term Loan B
  4.912%, due 4/19/14                  170,446         158,515
U.S. Oncology, Inc.
  Term Loan B
  5.624%, due 8/20/11                1,817,959       1,742,968
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  5.051%, due 9/23/11                  972,841         885,285
Warner Chilcott Corp.
  Tranche B Term Loan
  4.708%, due 1/18/12                  878,097         851,205
  Tranche C Term Loan
  4.801%, due 1/18/12                  267,212         259,029
                                                 -------------
                                                    31,613,106
                                                 -------------

HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
  CONSUMER PRODUCTS (1.3%)
Jarden Corp.
  Term Loan B2
  4.551%, due 1/24/12                  726,246         691,144
Sealy Mattress Co.
  Term Loan E
  4.303%, due 8/25/12                  750,345         709,076
Simmons Bedding Co.
  Tranche D Term Loan
  5.586%, due 12/19/11               2,764,482       2,550,234
                                                 -------------
                                                     3,950,454
                                                 -------------

HOTELS, MOTELS, INNS & GAMING (0.8%)
Penn National Gaming, Inc.
  Term Loan B
  4.533%, due 10/3/12                1,448,626       1,399,734
Venetian Casino Resort,
  LLC/Las Vegas Sands, Inc.
  Term Loan B
  4.55%, due 5/23/14                   755,548         687,864
  Delayed Draw Term Loan
  6.30%, due 5/23/14                   232,636         211,796
                                                 -------------
                                                     2,299,394
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES &
  ENTERTAINMENT (4.4%)
Affinity Group, Inc.
  Term Loan
  5.397%, due 6/24/09 (b)              474,965         446,467
AMC Entertainment, Inc.
  Term Loan
  4.232%, due 1/26/13                  975,000         925,206
Bombardier Recreational
  Products, Inc.
  Term Loan
  5.32%, due 6/28/13                 1,367,089       1,244,051
Cedar Fair, L.P.
  U.S. Term Loan
  4.483%, due 8/30/12                1,960,000       1,853,833
Cinemark USA, Inc.
  Term Loan
  4.482%, due 10/5/13                1,965,000       1,867,978
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  4.39%, due 3/16/12                 1,955,000       1,779,050
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  6.051%, due 4/8/12                   977,500         798,059
Regal Cinemas Corp.
  Term Loan
  4.301%, due 10/27/13               2,428,151       2,295,615
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  4.873%, due 4/30/15                  990,000         870,891



M-128    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
LEISURE, AMUSEMENT, MOTION PICTURES &
  ENTERTAINMENT (CONTINUED)
WMG Acquisition Corp.
  Term Loan
  4.646%, due 2/28/11               $  970,392   $     917,828
                                                 -------------
                                                    12,998,978
                                                 -------------

MACHINERY (2.2%)
Baldor Electric Co.
  Term Loan B
  4.457%, due 1/31/14                1,526,102       1,470,781
V  Flowserve Corp.
  Term Loan B
  4.307%, due 8/10/12                2,925,633       2,830,550
Gleason Corp.
  1st Lien Term Loan
  4.464%, due 6/30/13 (b)              920,750         874,713
RBS Global, Inc.
  Term Loan B2
  4.728%, due 7/21/13                  555,638         522,300
  Term Loan B
  5.306%, due 7/19/13                  934,426         876,025
                                                 -------------
                                                     6,574,369
                                                 -------------

MINING, STEEL, IRON & NON-PRECIOUS METALS (2.2%)
Aleris International, Inc.
  New Term Loan B
  4.563%, due 12/19/13               1,970,006       1,701,593
Magnum Coal Co.
  Funded Letter of Credit
  9.75%, due 3/21/13 (b)                90,909          90,000
  Term Loan
  9.75%, due 3/21/13 (b)               525,000         519,750
Novelis, Inc.
  New Canadian Term Loan
  4.81%, due 7/6/14                  1,155,586       1,098,769
  New U.S. Term Loan
  4.81%, due 7/6/14                  1,309,490       1,245,106
Tube City IMS Corp.
  Synthetic Letter of Credit
  2.701%, due 1/25/14                  108,108          98,919
  Term Loan
  5.051%, due 1/25/14                  880,743         805,880
Walter Industries, Inc.
  Term Loan
  5.676%, due 10/3/12                  944,561         913,862
                                                 -------------
                                                     6,473,879
                                                 -------------

OIL & GAS (1.4%)
Dresser, Inc.
  Term Loan
  5.215%, due 5/4/14                   404,386         388,210
Energy Transfer Co., L.P.
  Term Loan B
  4.508%, due 11/1/12                2,000,000       1,945,358
IFM Colonial Pipeline LLC
  Term Loan B
  4.65%, due 2/27/12                   997,461         977,512
Targa Resources, Inc.
  Synthetic Letter of Credit
  2.658%, due 10/31/12                 291,106         282,615
  Term Loan
  4.654%, due 10/31/12                 512,759         497,804
                                                 -------------
                                                     4,091,499
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (1.4%)
ACCO Brands Corp.
  U.S. Term Loan
  4.489%, due 8/17/12                  618,892         597,231
JohnsonDiversey, Inc.
  New Term Loan B
  4.784%, due 12/16/11               1,456,688       1,402,062
Mega Bloks, Inc.
  Term Loan B
  8.25%, due 7/26/12                   972,500         836,350
Visant Corp.
  Term Loan C
  5.171%, due 12/21/11               1,197,540       1,176,583
                                                 -------------
                                                     4,012,226
                                                 -------------

PERSONAL TRANSPORTATION (0.3%)
United Airlines, Inc.
  Term Loan B
  4.779%, due 2/1/14                 1,417,322       1,051,181
                                                 -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES (1.2%)
V  Aramark Corp.
  Synthetic Letter of Credit
  3.18%, due 1/27/14                   222,198         209,498
  Term Loan
  4.676%, due 1/27/14                3,538,345       3,336,097
                                                 -------------
                                                     3,545,595
                                                 -------------

PRINTING & PUBLISHING (4.7%)
Cenveo Corp.
  Delayed Draw Term Loan
  4.551%, due 6/21/13                   27,241          25,539
  Term Loan C
  4.551%, due 6/21/13                1,804,972       1,692,161
Dex Media East LLC
  Replacement Term Loan
  4.663%, due 10/24/14                 815,000         731,462


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-129

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
Hanley Wood LLC
  New Term Loan B
  4.953%, due 3/8/14                $  923,427   $     719,119
Idearc, Inc.
  Term Loan B
  4.782%, due 11/17/14               3,452,450       2,752,369
MediaNews Group, Inc.
  Term Loan C
  4.733%, due 8/2/13                   490,000         409,150
Merrill Communications LLC
  Term Loan
  4.941%, due 12/24/12               1,957,450       1,663,832
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  5.02%, due 8/5/12                  1,109,933         832,450
Nielsen Finance LLC
  Dollar Term Loan
  4.734%, due 8/9/13                 2,461,202       2,291,116
Penton Media, Inc.
  Term Loan B
  5.141%, due 2/1/13                 1,234,375       1,030,703
R.H. Donnelley, Inc.
  Tranche D2 Term Loan
  6.75%, due 6/30/11                   900,606         882,453
Tribune Co.
  Term Loan B
  5.482%, due 6/4/14                   990,000         743,737
                                                 -------------
                                                    13,774,091
                                                 -------------

RETAIL STORE (3.1%)
Eye Care Centers of America,
  Inc.
  Term Loan B
  5.252%, due 3/1/12 (b)               983,766         934,578
Michaels Stores, Inc.
  New Term Loan B
  4.872%, due 10/31/13               2,227,387       1,847,339
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.422%, due 4/6/13                 2,564,565       2,439,543
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  4.24%, due 5/15/14                   221,667         199,500
  Term Loan B
  4.24%, due 5/15/14                   770,000         693,000
PETCO Animal Supplies, Inc.
  Term Loan B
  5.022%, due 10/25/13               2,059,436       1,893,652
Yankee Candle Co., Inc. (The)
  Term Loan B
  4.805%, due 2/6/14                 1,384,904       1,257,666
                                                 -------------
                                                     9,265,278
                                                 -------------

TELECOMMUNICATIONS (3.1%)
V  Alltel Communications,
  Inc.
  Term Loan B3
  5.232%, due 5/15/15                2,979,987       2,958,383
Centennial Cellular Operating
  Co. LLC
  Term Loan
  4.743%, due 2/9/11                 1,930,632       1,881,401
V  MetroPCS Wireless, Inc.
  Term Loan B
  4.989%, due 11/4/13                2,959,887       2,825,304
PanAmSat Corp.
  Term Loan B2-A
  5.184%, due 1/3/14                   492,599         466,943
  Term Loan B2-B
  5.184%, due 1/3/14                   492,451         466,802
  Term Loan B2-C
  5.184%, due 1/3/14                   492,451         466,802
                                                 -------------
                                                     9,065,635
                                                 -------------

TEXTILES & LEATHER (0.7%)
Springs Windows Fashions LLC
  Term Loan B
  5.563%, due 12/31/12 (b)             461,955         321,058
St. Johns Knits
  International, Inc.
  Term Loan B
  5.381%, due 3/23/12 (b)              990,279         920,960
William Carter Co. (The)
  Term Loan
  4.277%, due 7/14/12                  734,838         699,015
                                                 -------------
                                                     1,941,033
                                                 -------------

UTILITIES (7.3%)
AES Corp.
  Term Loan
  7.095%, due 8/10/11                1,000,000         985,000
Bosque Power Co. LLC
  Term Loan
  7.966%, due 1/16/15                  498,810         493,822
Boston Generating LLC
  Revolving Credit Commitment
  2.676%, due 12/20/13                  63,788          59,596
  Synthetic Letter of Credit
  2.676%, due 12/20/13                 227,814         212,843
  1st Lien Term Loan
  5.051%, due 12/20/13               1,014,274         947,622



M-130    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  2.701%, due 6/28/13               $  579,618   $     527,452
  Term Loan
  5.551%, due 6/28/13                1,129,676       1,028,005
Covanta Energy Corp.
  Funded Letter of Credit
  2.583%, due 2/10/14                  494,845         470,103
  Term Loan B
  4.829%, due 2/10/14                  992,590         942,961
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  3.983%, due 4/2/13                 2,425,532       2,276,362
  Term Loan B
  3.983%, due 4/2/13                    73,910          69,364
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  6.983%, due 11/5/12                  767,314         705,929
KGen LLC
  Synthetic Letter of Credit
  2.653%, due 2/8/14                   281,250         267,187
  1st Lien Term Loan
  4.563%, due 2/8/14                   461,719         438,633
Mackinaw Power Holdings LLC
  Term Loan B
  4.373%, due 6/22/15                1,500,000       1,350,000
Mirant North America LLC
  Term Loan
  4.233%, due 1/3/13                   769,476         741,582
V  NRG Energy, Inc.
  Synthetic Letter of Credit
  4.301%, due 2/1/13                   966,379         918,731
  Term Loan B
  4.301%, due 2/1/13                 1,972,856       1,875,583
TPF Generation Holdings LLC
  Synthetic Revolver
  2.701%, due 12/16/11                  94,479          90,995
  Synthetic Letter of Credit
  2.801%, due 12/16/13                 301,388         290,274
  Term Loan B
  4.801%, due 12/15/13               1,487,472       1,432,621
  2nd Lien Term Loan C
  7.051%, due 12/15/14                 500,000         450,833
TPF II LC LLC
  Term Loan B
  5.551%, due 10/15/14                 986,421         917,372
TXU Corp.
  Term Loan B2
  6.234%, due 10/10/14               1,985,000       1,835,573
  Term Loan B3
  6.262%, due 10/10/14                 992,500         917,133
USPF Holdings LLC
  Term Loan
  4.463%, due 4/11/14                1,126,618       1,025,223
  Synthetic Letter of Credit
  4.551%, due 4/11/14                  300,000         273,000
                                                 -------------
                                                    21,543,799
                                                 -------------
Total Floating Rate Loans
  (Cost $275,574,528)                              256,222,097
                                                 -------------



FOREIGN FLOATING RATE LOANS (4.3%) (A)

--------------------------------------------------------------

CHEMICALS, PLASTICS & RUBBER (1.5%)
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  5.794%, due 1/20/14                  392,727         365,236
  Term Loan B2
  5.794%, due 1/20/14                1,607,273       1,494,764
Invista B.V.
  Tranche B1 Term Loan
  4.301%, due 4/29/11                1,301,266       1,242,709
  Tranche B2 Term Loan
  4.301%, due 4/29/11                  597,966         571,058
Lucite International US
  Finco, Ltd.
  Delayed Draw Term Loan B2
  5.15%, due 7/8/13                    256,947         223,865
  Term Loan B1
  5.15%, due 7/8/13                    725,649         632,222
                                                 -------------
                                                     4,529,854
                                                 -------------

FINANCE (0.4%)
Ashtead Group PLC
  Term Loan
  4.50%, due 8/31/11                 1,383,000       1,306,935
                                                 -------------


HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
  CONSUMER PRODUCTS (0.1%)
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  4.551%, due 1/24/12                  322,889         297,058
                                                 -------------


PRINTING & PUBLISHING (0.8%)
Yell Group PLC
  Term Loan B1
  4.483%, due 10/27/12               2,500,000       2,237,500
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-131

                                     PRINCIPAL
                                        AMOUNT           VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
RETAIL STORE (0.5%)
Dollarama Group, L.P.
  Replacement Term Loan B
  4.649%, due 11/18/11              $1,466,352   $   1,393,034
                                                 -------------


TELECOMMUNICATIONS (1.0%)
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  5.184%, due 7/3/13                   966,323         938,541
Telesat Canada
  U.S. Delayed Draw Term Loan
  4.453%, due 10/31/14 (c)             106,934         102,791
  U.S. Term Loan B
  5.841%, due 10/31/14               1,833,307       1,762,266
                                                 -------------
                                                     2,803,598
                                                 -------------
Total Foreign Floating Rate
  Loans
  (Cost $13,461,115)                                12,567,979
                                                 -------------
Total Long-Term Investments
  (Cost $289,535,643)                              269,222,576
                                                 -------------



SHORT-TERM INVESTMENTS (7.9%)

--------------------------------------------------------------

COMMERCIAL PAPER (2.0%)
Caterpillar Financial
  Services Corp.
  2.15%, due 7/21/08 (d)             2,000,000       1,997,611
Illinois Tool Works, Inc.
  2.17%, due 7/18/08 (d)             2,000,000       1,997,951
Merck & Co., Inc.
  2.10%, due 7/14/08 (d)             2,000,000       1,998,483
                                                 -------------
Total Commercial Paper
  (Cost $5,994,045)                                  5,994,045
                                                 -------------

REPURCHASE AGREEMENT (2.2%)
Wachovia Capital Markets LLC
  2.54%, dated 6/30/08
  due 7/1/08
  Proceeds at Maturity
  $6,481,457 (Collateralized
  by a U.S. Government Agency
  with a rate of 6.50% and a
  maturity date of 10/1/37,
  with a Principal Amount of
  $6,389,703 and a Market
  Value of $6,610,621)               6,481,000       6,481,000
                                                 -------------
Total Repurchase Agreement
  (Cost $6,481,000)                                  6,481,000
                                                 -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (3.7%)
Federal Home Loan Bank
  (Discount Note)
  2.20%, due 7/9/08                  2,000,000       1,999,022
Federal Home Loan Mortgage
  Corporation (Discount Note)
  2.20%, due 7/9/08                  2,000,000       1,999,023
Federal National Mortgage
  Association (Discount Note)
  2.19%, due 7/14/08                 2,000,000       1,998,419
Inter-American Development
  Bank
  (Discount Note)
  2.05%, due 7/2/08                  3,000,000       2,999,829
United States Treasury Bill
  1.303%, due 7/24/08 (d)            2,000,000       1,998,335
                                                 -------------
Total U.S. Government &
  Federal Agencies
  (Cost $10,994,628)                                10,994,628
                                                 -------------
Total Short-Term Investments
  (Cost $23,469,673)                                23,469,673
                                                 -------------
Total Investments
  (Cost $313,005,316) (e)                 99.1%    292,692,249
Cash and Other Assets,
  Less Liabilities                         0.9       2,522,592
                                         -----    ------------
Net Assets                               100.0%  $ 295,214,841
                                         =====    ============





(a)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2008. Floating Rate Loans are generally considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(b) Illiquid security. The total market value of these securities at June 30, 2008 is $6,986,099, which represents 2.4% of the Portfolio's net assets.
(c) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(d)  Interest rate presented is yield to
     maturity.
(e)  The cost stated also represents the
     aggregate cost for federal tax purposes.
     Net unrealized depreciation is as
     follows:



Gross unrealized appreciation      $     89,252
Gross unrealized depreciation       (20,402,319)
                                   ------------
Net unrealized depreciation        $(20,313,067)
                                   ============






M-132    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $313,005,316)     $292,692,249
Cash                                    1,744,227
Receivables:
  Interest                              1,274,756
  Fund shares sold                        105,064
Other assets                                4,997
                                     ------------
     Total assets                     295,821,293
                                     ------------
LIABILITIES:
Unrealized depreciation on unfunded
  commitments                              12,399
Payables:
  Fund shares redeemed                    262,664
  Manager (See Note 3)                    150,909
  Shareholder communication                52,424
  Professional fees                        50,420
  NYLIFE Distributors (See Note 3)         49,063
  Custodian                                 6,244
  Directors                                 1,255
Accrued expenses                           21,074
                                     ------------
     Total liabilities                    606,452
                                     ------------
Net assets                           $295,214,841
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    319,536
Additional paid-in capital            318,223,253
                                     ------------
                                      318,542,789
Accumulated undistributed net
  investment income                         3,226
Accumulated net realized loss on
  investments                          (3,005,708)
Net unrealized depreciation on
  investments                         (20,313,067)
Net unrealized depreciation on
  unfunded commitments                    (12,399)
                                     ------------
Net assets                           $295,214,841
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 65,216,008
                                     ============
Shares of capital stock outstanding     7,058,942
                                     ============
Net asset value per share
  outstanding                        $       9.24
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $229,998,833
                                     ============
Shares of capital stock outstanding    24,894,672
                                     ============
Net asset value per share
  outstanding                        $       9.24
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-133

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                             $ 9,287,480
                                       -----------
EXPENSES:
  Manager (See Note 3)                     898,955
  Distribution and service--Service
     Class (See Note 3)                    300,386
  Professional fees                         50,384
  Shareholder communication                 28,029
  Custodian                                  9,940
  Directors                                  5,841
  Miscellaneous                             17,735
                                       -----------
     Total expenses                      1,311,270
                                       -----------
Net investment income                    7,976,210
                                       -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (1,820,732)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                  (6,717,280)
                                       -----------
Net realized and unrealized loss on
  investments                           (8,538,012)
                                       -----------
Net decrease in net assets resulting
  from operations                      $  (561,802)
                                       ===========







M-134    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008            2007
INCREASE (DECREASE) IN NET
ASSETS:
Operations:
 Net investment income         $  7,976,210   $  20,159,283
 Net realized loss on
  investments                    (1,820,732)       (638,593)
 Net change in unrealized
  depreciation on investments
  and unfunded commitments       (6,717,280)    (13,149,078)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (561,802)      6,371,612
                               ----------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                (1,614,652)     (3,019,947)
    Service Class                (6,358,787)    (17,143,136)
                               ----------------------------
 Total dividends to
  shareholders                   (7,973,439)    (20,163,083)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         22,583,201     175,585,654
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       7,973,439      20,163,083
 Cost of shares redeemed        (62,338,806)   (130,849,632)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (31,782,166)     64,899,105
                               ----------------------------
    Net increase (decrease)
  in net assets                 (40,317,407)     51,107,634

NET ASSETS:
Beginning of period             335,532,248     284,424,614
                               ----------------------------
End of period                  $295,214,841   $ 335,532,248
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $      3,226   $         455
                               ============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-135

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INITIAL CLASS
                                   ------------------------------------------------
                                                                          MAY 2,
                                   SIX MONTHS                             2005(a)
                                      ENDED          YEAR ENDED           THROUGH
                                    JUNE 30,        DECEMBER 31,       DECEMBER 31,
                                   ------------------------------------------------

                                      2008*        2007       2006         2005

Net asset value at beginning of
  period                             $  9.47     $  9.86    $  9.91       $ 10.00
                                     -------     -------    -------       -------
Net investment income                   0.25        0.64       0.62          0.32
Net realized and unrealized loss
  on investments                       (0.23)      (0.39)     (0.05)        (0.09)
                                     -------     -------    -------       -------
Total from investment operations        0.02        0.25       0.57          0.23
                                     -------     -------    -------       -------
Less dividends:
  From net investment income           (0.25)      (0.64)     (0.62)        (0.32)
                                     -------     -------    -------       -------
Net asset value at end of period     $  9.24     $  9.47    $  9.86       $  9.91
                                     =======     =======    =======       =======
Total investment return (c)             0.30%(b)    2.60%      5.99%         2.10%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 5.44%+      6.57%      6.37%         4.76%+
  Net expenses                          0.67%+      0.67%      0.70%         0.84%+
Portfolio turnover rate                    5%          9%         6%           11%
Net assets at end of period (in
  000's)                             $65,216     $55,132    $51,569       $25,060




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-136    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SERVICE CLASS
      --------------------------------------------------
                                               MAY 2,
      SIX MONTHS                               2005(A)
         ENDED           YEAR ENDED            THROUGH
       JUNE 30,         DECEMBER 31,        DECEMBER 31,
      --------------------------------------------------

         2008*        2007        2006          2005

       $   9.47     $   9.86    $   9.91       $ 10.00
       --------     --------    --------       -------
           0.25         0.61        0.60          0.31
          (0.23)       (0.39)      (0.05)        (0.09)
       --------     --------    --------       -------
           0.02         0.22        0.55          0.22
       --------     --------    --------       -------

          (0.25)       (0.61)      (0.60)        (0.31)
       --------     --------    --------       -------
       $   9.24     $   9.47    $   9.86       $  9.91
       ========     ========    ========       =======
           0.17%(b)     2.34%       5.73%         1.91%(b)

           5.29%+       6.32%       6.12%         4.51%+
           0.92%+       0.92%       0.95%         1.09%+
              5%           9%          6%           11%
       $229,999     $280,400    $232,856       $92,528




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-137

MAINSTAY VP GOVERNMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             1.43%         7.48%         3.39%         5.07%




                                            (After Portfolio operating expenses)

                                                         LEHMAN BROTHERS
                                      MAINSTAY VP        GOVERNMENT BOND
                                 GOVERNMENT PORTFOLIO         INDEX
                                 --------------------    ---------------
6/30/98                                10000.00              10000.00
                                       10274.00              10305.00
                                       10738.00              10821.00
                                       11776.00              11939.00
                                       12725.00              12991.00
                                       13885.00              14463.00
                                       13746.00              14267.00
                                       14578.00              15216.00
                                       14495.00              15039.00
                                       15262.00              15875.00
6/30/08                                16404.00              17413.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             1.30%         7.21%         3.13%         4.81%



                                            (After Portfolio operating expenses)


                                      LEHMAN BROTHERS
                   MAINSTAY VP        GOVERNMENT BOND
              GOVERNMENT PORTFOLIO         INDEX
              --------------------    ---------------
06/30/98            10000.00              10000.00
                    10249.00              10305.00
                    10685.00              10821.00
                    11688.00              11939.00
                    12599.00              12991.00
                    13714.00              14463.00
                    13543.00              14267.00
                    14327.00              15216.00
                    14204.00              15039.00
                    14919.00              15875.00
06/30/08            15995.00              17413.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
Lehman Brothers(R) Government Bond
Index(3)                                     2.06%         9.68%         3.78%         5.70%
Average Lipper Variable Products General
U.S. Government Portfolio(4)                 1.85          9.04          3.48          4.97



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.36% and 5.06% for Initial Class shares and 3.12% and 4.81% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-138    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,014.30        $2.75          $1,022.13         $2.77
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,013.00        $4.00          $1,020.89         $4.02
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-139

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              92.30
Short-Term Investment (collateral from
  securities lending is 21.5%)                  21.50
Mortgage-Backed Securities                       1.90
Asset-Backed Securities                          1.80
Corporate Bonds                                  1.20
Municipal Bond                                   0.40
Liabilities in Excess of Cash and Other Assets  (19.1)





See Portfolio of Investments on page M-143 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  United States Treasury Note, 4.75%, due
        8/15/17
    2.  United States Treasury Note, 4.875%, due
        7/31/11
    3.  United States Treasury Note, 3.875%, due
        5/15/18
    4.  Federal Home Loan Mortgage Corporation,
        5.20%, due 3/5/19
    5.  United States Treasury Note, 4.375%, due
        11/15/08
    6.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Security), 5.50%, due 1/1/33
    7.  United States Treasury Note, 4.125%, due
        8/31/12
    8.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 7/1/18
    9.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 6/1/33
   10.  United States Treasury Bond, 6.875%, due
        8/15/25







M-140    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOSEPH PORTERO AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Government Portfolio returned 1.43% for Initial Class shares and 1.30% for Service Class shares. Both share classes underperformed the 1.85% return of the average Lipper(1) Variable Products General U.S. Government Portfolio and the 2.06% return of the Lehman Brothers(R) Government Bond Index.(1) The Lehman Brothers(R) Government Bond Index is the Portfolio's broad-based securities-market index.

HOW DID YOU POSITION THE PORTFOLIO DURING THE FIRST HALF OF 2008?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(2) were likely to widen for securities that traditionally provide higher yields than U.S. Treasury issues. Accordingly, we turned cautious on spread (or non-Treasury) products and established a more defensive posture by positioning the Portfolio for a steeper yield-curve. We increased the Portfolio's allocation to U.S. Treasurys and reduced its exposure to less liquid segments of the market, such as commercial mortgage-backed securities. These "safe-haven" trades were rewarded as the reporting period unfolded.

WHAT WAS THE PORTFOLIO'S DURATION(3) AND YIELD-CURVE POSTURE?

During the reporting period, we chose yield-curve shape as the more prominent driver of performance. Although the Portfolio's bias to a steeper Treasury yield curve contributed meaningful excess return, duration was only a modest factor in performance. During most of the reporting period, we held the Portfolio's duration close to our best estimate of the median duration of the Portfolio's Lipper peers.

HOW DID YOU SEEK TO ENHANCE THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

In a low interest-rate environment, we sought to improve the Portfolio's total return by identifying opportunities to add incremental yield without introducing excessive risk. We utilized four primary strategies.

First, we favored agency residential mortgage-backed securities over comparable-duration agency debentures. While the two market segments have similar liquidity, mortgage-backed securities offer better yield to compensate for their cash-flow variability. Using advanced analytics, we sought to capture this benefit for the Portfolio.

Second, we maintained a healthy exposure to callable agency debentures with seven- to ten-year maturities and first call dates within one to two years. The callable securities offered significantly better yields than comparable-duration noncallable agencies, whose cash flows terminate at final maturity. The incremental yield compensates investors for the uncertainty of the callable securities' cash-flow stream. As a general strategy, we sought to buy callable agency securities when the likelihood of the bonds being called at first opportunity was strong. Since rates were declining, we felt that we might be able to capture the majority of the security's yield advantage in this way.

Third, to position the Portfolio for a sustained housing downturn, we increased exposure to higher-coupon residential mortgage-backed securities. These bonds tend to benefit from falling mortgage prepayment rates, because they accrue more coupon income when their principal balance is not declining rapidly.


Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3. Duration is a measure of the price sensitivity of fixed-income investments to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-141

Fourth, we maintained a modest Portfolio allocation to shorter-duration asset-backed securities.

Of these strategies, the first three were successful. While the fourth did add incremental yield to the Portfolio, the yield advantage was undone by the wider spreads that hurt most nonagency fixed-income securities during the reporting period.

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD, AND HOW DID THEY AFFECT THE PORTFOLIO'S PERFORMANCE?

A below-average allocation to Treasury inflation-protected securities (TIPS) hampered performance and caused the Portfolio to underperform its Lipper peers. TIPS outperformed nominal Treasury securities when surging commodity prices appeared to make the Federal Reserve uneasy about price instability.

During the reporting period, modest Portfolio turnover helped keep transaction costs low.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-142    MainStay VP Government Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS (97.6%)+
ASSET-BACKED SECURITIES (1.8%)
---------------------------------------------------------------

CONSUMER LOANS (0.5%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23               $ 1,650,000   $   1,623,034
                                                  -------------


CREDIT CARDS (0.2%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  2.761%, due 1/15/14 (a)               855,000         778,018
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES (0.6%)
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                   1,674,809       1,760,624
                                                  -------------


HOME EQUITY (0.5%)
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)               665,000         645,340
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)             1,025,000       1,006,619
                                                  -------------
                                                      1,651,959
                                                  -------------
Total Asset-Backed Securities
  (Cost $5,867,465)                                   5,813,635
                                                  -------------



CORPORATE BONDS (1.2%)
---------------------------------------------------------------

INSURANCE (0.3%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                 1,000,000         967,381
                                                  -------------


MEDIA (0.9%)
TCI Communications, Inc.
  8.75%, due 8/1/15                   2,560,000       2,893,763
                                                  -------------
Total Corporate Bonds
  (Cost $3,999,024)                                   3,861,144
                                                  -------------



MORTGAGE-BACKED SECURITIES (1.9%)
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.9%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                1,630,000       1,621,774
Citigroup Commercial Mortgage
  Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (c)                54,584          54,463
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.058%, due 8/25/36 (a)             1,519,786       1,374,778
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)              530,000         482,252
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)                 971,813         995,599
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.07%, due 2/25/42
  (a)(c)(d)(e)                        1,501,634       1,439,691
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $6,238,768)                                   5,968,557
                                                  -------------



MUNICIPAL BOND (0.4%)
---------------------------------------------------------------

TEXAS (0.4%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)              1,280,000       1,281,408
                                                  -------------
Total Municipal Bond
  (Cost $1,283,460)                                   1,281,408
                                                  -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (92.3%)
---------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                  1,571,578       1,607,767
                                                  -------------


FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.8%)
  Series 2003-T1, Class B
  4.491%, due 11/25/12                2,660,000       2,633,536
                                                  -------------




+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-143

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (f)             $ 1,960,337   $     493,524
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (f)                356,239          93,707
                                                  -------------
                                                        587,231
                                                  -------------

FEDERAL HOME LOAN BANK (4.2%)
  4.50%, due 2/20/15                  4,900,000       4,851,314
  5.125%, due 8/14/13                 3,725,000       3,885,834
  5.50%, due 7/15/36                  4,600,000       4,774,322
                                                  -------------
                                                     13,511,470
                                                  -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION (6.2%)
  3.625%, due 9/15/08                 3,530,000       3,537,417
  4.75%, due 11/17/15                 1,395,000       1,412,453
V    5.20%, due 3/5/19               10,025,000       9,908,309
  5.40%, due 7/16/09                  5,000,000       5,005,770
                                                  -------------
                                                     19,863,949
                                                  -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.9%)
  3.00%, due 8/1/10                   1,624,456       1,605,315
  4.298%, due 3/1/35 (a)                123,132         124,088
  5.00%, due 1/1/20                   2,998,709       2,984,216
  5.00%, due 6/1/33                   6,268,301       6,049,305
  5.00%, due 8/1/33                   3,073,545       2,964,110
  5.00%, due 5/1/36                   2,414,922       2,319,127
  5.027%, due 6/1/35 (a)              2,507,523       2,530,759
  5.50%, due 1/1/21                   2,247,906       2,271,462
V    5.50%, due 1/1/33                9,351,755       9,265,543
  5.659%, due 2/1/37 (a)                860,282         872,459
  6.50%, due 4/1/37                     621,052         640,835
                                                  -------------
                                                     31,627,219
                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
  5.50%, due 3/1/35                   3,910,001       3,869,603
                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (28.6%)
  4.381%, due 4/1/34 (a)                946,500         953,837
V    4.50%, due 7/1/18                8,725,646       8,533,137
  4.50%, due 11/1/18                  6,612,992       6,467,092
  4.717%, due 11/1/34 (a)               552,417         563,186
  5.00%, due 11/1/17                  5,165,725       5,160,829
  5.00%, due 9/1/20                     618,138         614,268
  5.00%, due 1/1/36                   4,982,462       4,792,603
  5.00%, due 2/1/36                   1,977,859       1,902,492
  5.00%, due 5/1/36                   1,343,882       1,292,673
  5.00%, due 6/1/36                     691,616         664,397
  5.50%, due 11/1/17                  3,378,727       3,432,540
  5.50%, due 6/1/19                   1,879,816       1,906,231
  5.50%, due 11/1/19                  2,011,803       2,040,073
  5.50%, due 4/1/21                   4,489,618       4,541,482
  5.50%, due 6/1/21                     837,092         844,146
V    5.50%, due 6/1/33                8,495,256       8,423,412
  5.50%, due 12/1/33                  3,976,245       3,942,618
  5.50%, due 6/1/34                   2,122,445       2,100,516
  5.50%, due 4/1/36                     942,911         932,285
  5.50%, due 7/1/37                     882,181         870,673
  6.00%, due 12/1/16                    235,792         242,601
  6.00%, due 1/1/33                   1,275,158       1,295,057
  6.00%, due 3/1/33                   1,301,774       1,320,868
  6.00%, due 9/1/34                     179,795         182,095
  6.00%, due 9/1/35                   3,008,961       3,043,504
  6.00%, due 10/1/35                    424,689         429,459
  6.00%, due 4/1/36                   4,343,852       4,392,635
  6.00%, due 6/1/36                   4,808,662       4,858,158
  6.00%, due 11/1/36                  3,246,977       3,280,398
  6.00%, due 4/1/37                   1,130,709       1,133,174
  6.00%, due 7/1/38 TBA (g)           6,370,000       6,425,738
  6.50%, due 10/1/31                    402,096         417,669
  6.50%, due 7/1/32                     205,357         213,183
  6.50%, due 2/1/37                     834,487         860,110
  6.50%, due 8/1/38 TBA (g)           2,923,000       3,000,641
  6.50%, due 8/1/47 (e)                 802,604         817,781
                                                  -------------
                                                     91,891,561
                                                  -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (1.0%)
  Series 2006-32, Class A
  5.079%, due 1/16/30                 3,160,964       3,178,310
                                                  -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.3%)
  5.00%, due 4/15/34                  5,268,491       5,124,276
  5.50%, due 6/15/33                  2,912,076       2,910,171
  5.50%, due 12/15/35                 2,214,831       2,209,922
  6.00%, due 8/15/32                    870,669         888,250
  6.00%, due 10/15/32                 1,360,175       1,386,634
  6.50%, due 7/15/28                    150,124         156,028
  6.50%, due 8/15/28                    211,300         219,572
  6.50%, due 7/15/32                    833,426         865,355
                                                  -------------
                                                     13,760,208
                                                  -------------





M-144    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
HVIDE VAN OMMEREN TANKERS LLC (1.4%)
  Series I
  7.54%, due 12/14/23 (h)           $ 2,086,000   $   2,279,769
  Series II
  7.54%, due 12/14/23 (h)             2,068,000       2,260,097
                                                  -------------
                                                      4,539,866
                                                  -------------

OVERSEAS PRIVATE INVESTMENT CORPORATION (1.0%)
  5.142%, due 12/15/23 (h)            3,062,962       3,196,660
                                                  -------------


TENNESSEE VALLEY AUTHORITY (1.2%)
  4.65%, due 6/15/35 (h)              4,395,000       3,991,592
                                                  -------------


UNITED STATES TREASURY BONDS (5.5%)
  6.25%, due 5/15/30 (i)              4,865,000       5,988,129
V    6.875%, due 8/15/25              5,305,000       6,763,875
  8.75%, due 8/15/20                  3,460,000       4,875,628
                                                  -------------
                                                     17,627,632
                                                  -------------

UNITED STATES TREASURY NOTES (26.3%)
  2.00%, due 7/15/14 (j)              3,418,320       3,630,095
  3.50%, due 2/15/18 (i)              1,550,000       1,491,996
V    3.875%, due 5/15/18 (i)         10,115,000      10,030,449
V    4.125%, due 8/31/12 (i)          8,560,000       8,860,268
  4.25%, due 11/15/14 (i)             4,945,000       5,162,887
V    4.375%, due 11/15/08             9,455,000       9,533,297
  4.375%, due 2/15/38 (i)             2,880,000       2,807,101
  4.75%, due 5/31/12 (i)              5,530,000       5,847,544
V    4.75%, due 8/15/17 (i)          17,835,000      18,893,953
V    4.875%, due 7/31/11 (i)         11,515,000      12,165,413
  4.875%, due 8/15/16 (i)             5,535,000       5,934,123
                                                  -------------
                                                     84,357,126
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $296,924,729)                               296,243,730
                                                  -------------
Total Long-Term Bonds
  (Cost $314,313,446)                               313,168,474
                                                  -------------



                                         SHARES           VALUE
SHORT-TERM INVESTMENT (21.5%)
---------------------------------------------------------------

INVESTMENT COMPANY (21.5%)
State Street Navigator
  Securities Lending
  Prime Portfolio (k)                68,904,802   $  68,904,802
                                                  -------------
Total Short-Term Investment
  (Cost $68,904,802)                                 68,904,802
                                                  -------------
Total Investments
  (Cost $383,218,248) (l)                 119.1%    382,073,276
Liabilities in Excess of
  Cash and Other Assets                   (19.1)    (61,160,268)
                                          -----    ------------
Net Assets                                100.0%  $ 320,913,008
                                          =====    ============






+++ All of the Portfolio's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a) Floating rate. Rate shown is the rate in effect at June 30, 2008.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of these securities at June 30, 2008 is $1,651,959, which represents 0.5%
     of the Portfolio's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d) Illiquid security. The total market value of this security at June 30, 2008 is $1,439,691, which represents 0.4% of the Portfolio's net assets.
(e)  Fair valued security. The total market
     value of these securities at June 30,
     2008 is $2,257,472, which represents 0.7%
     of the Portfolio's net assets.
(f)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-145

(g)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June
     30, 2008 is $9,426,379, which represents
     2.9% of the Portfolio's net assets. All
     or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(h)  United States Government Guaranteed
     Security.
(i)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $67,530,413; cash collateral of
     $68,904,802 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(j)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(k)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(l)  At June 30, 2008, cost is $383,218,248
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 2,462,065
Gross unrealized depreciation       (3,607,037)
                                   -----------
Net unrealized depreciation        $(1,144,972)
                                   ===========






M-146    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $383,218,248) including
  $67,530,413 market value of
  securities loaned                  $382,073,276
Cash                                   13,610,812
Receivables:
  Dividends and interest                2,806,363
  Fund shares sold                      1,117,656
  Investment securities sold               10,685
Other assets                                9,532
                                     ------------
     Total assets                     399,628,324
                                     ------------

LIABILITIES:
Securities lending collateral          68,904,802
Payables:
  Investment securities purchased       9,472,024
  Manager (See Note 3)                    134,769
  Fund shares redeemed                     89,356
  Shareholder communication                43,265
  Professional fees                        30,860
  NYLIFE Distributors (See Note 3)         28,917
  Custodian                                 8,572
  Directors                                 1,057
Accrued expenses                            1,694
                                     ------------
     Total liabilities                 78,715,316
                                     ------------
Net assets                           $320,913,008
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    287,880
Additional paid-in capital            309,325,978
                                     ------------
                                      309,613,858
Accumulated undistributed net
  investment income                    18,056,587
Accumulated net realized loss on
  investments                          (5,612,465)
Net unrealized depreciation on
  investments                          (1,144,972)
                                     ------------
Net assets                           $320,913,008
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $182,165,263
                                     ============
Shares of capital stock outstanding    16,302,802
                                     ============
Net asset value per share
  outstanding                        $      11.17
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $138,747,745
                                     ============
Shares of capital stock outstanding    12,485,226
                                     ============
Net asset value per share
  outstanding                        $      11.11
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-147

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                             $ 7,192,184
  Income from securities loaned--net       250,992
                                       -----------
     Total income                        7,443,176
                                       -----------
EXPENSES:
  Manager (See Note 3)                     572,436
  Administration (See Note 3)              202,836
  Distribution and service--Service
     Class
     (See Note 3)                          158,236
  Professional fees                         32,896
  Shareholder communication                 27,052
  Custodian                                 10,358
  Directors                                  5,169
  Miscellaneous                              9,674
                                       -----------
     Total expenses                      1,018,657
                                       -----------
Net investment income                    6,424,519
                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments         1,033,153
Net change in unrealized
  appreciation on investments           (4,162,984)
                                       -----------
Net realized and unrealized loss on
  investments                           (3,129,831)
                                       -----------
Net increase in net assets resulting
  from operations                      $ 3,294,688
                                       ===========







M-148    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  6,424,519   $ 11,482,717
 Net realized gain (loss) on
  investments                     1,033,153       (237,964)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (4,162,984)     4,997,111
                               ---------------------------
 Net increase in net assets
  resulting from operations       3,294,688     16,241,864
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --     (8,209,965)
    Service Class                        --     (3,933,719)
                               ---------------------------
 Total dividends to
  shareholders                           --    (12,143,684)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         92,971,693     35,950,191
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --     12,143,684
 Cost of shares redeemed        (35,001,696)   (50,883,026)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                57,969,997     (2,789,151)
                               ---------------------------
    Net increase in net
     assets                      61,264,685      1,309,029

NET ASSETS:
Beginning of period             259,648,323    258,339,294
                               ---------------------------
End of period                  $320,913,008   $259,648,323
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $ 18,056,587   $ 11,632,068
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-149

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  11.02     $  10.85    $  10.53    $  10.63    $  10.73    $  11.05
                             --------     --------    --------    --------    --------    --------
Net investment income            0.24(b)      0.51(b)     0.47(b)     0.40(b)     0.45        0.36(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.09)        0.21       (0.04)      (0.15)      (0.09)      (0.15)
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.15         0.72        0.43        0.25        0.36        0.21
                             --------     --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                        --        (0.55)      (0.11)      (0.35)      (0.46)      (0.53)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  11.17     $  11.02    $  10.85    $  10.53    $  10.63    $  10.73
                             ========     ========    ========    ========    ========    ========
Total investment return
  (g)                            1.43%(c)     6.69%       4.06%       2.38%(d)    3.33%       1.88%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.25%+       4.61%       4.45%       3.75%       3.63%       3.25%
  Net expenses                   0.55%+       0.56%       0.57%       0.43%       0.59%       0.59%
  Expenses (before
     reimbursement)              0.55%+       0.56%       0.57%       0.56%       0.59%       0.59%
Portfolio turnover rate            27%(f)       15%         83%(f)     171%(f)     113%        106%
Net assets at end of
  period (in 000's)          $182,165     $170,115    $189,235    $231,485    $275,674    $359,332




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by Initial Class share less service fee of 0.25%.
(f)  The portfolio turnover rates not including mortgage dollar rolls are 25%, 46%
     and 50% for the period ended June 30, 2008, and for years ended December 31,
     2006 and December 31, 2005, respectively.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-150    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
                                                                   JUNE 4,
      SIX MONTHS                                                  2003(a)
         ENDED                                                     THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

         2008*        2007       2006       2005       2004         2003

       $  10.97     $ 10.81    $ 10.50    $ 10.61    $ 10.72       $ 11.42
       --------     -------    -------    -------    -------       -------
           0.22(b)     0.48(b)    0.45(b)    0.38(b)    0.44          0.21(b)
          (0.08)       0.20      (0.05)     (0.16)     (0.11)        (0.39)
       --------     -------    -------    -------    -------       -------
           0.14        0.68       0.40       0.22       0.33         (0.18)
       --------     -------    -------    -------    -------       -------

             --       (0.52)     (0.09)     (0.33)     (0.44)        (0.52)
       --------     -------    -------    -------    -------       -------
       $  11.11     $ 10.97    $ 10.81    $ 10.50    $ 10.61       $ 10.72
       ========     =======    =======    =======    =======       =======
           1.30%(c)    6.42%      3.80%      2.08%(d)   3.07%        (1.63%)(c)

           3.99%+      4.36%      4.20%      3.50%      3.38%         3.00%+(e)
           0.80%+      0.81%      0.82%      0.68%      0.84%         0.84%+
           0.80%+      0.81%      0.82%      0.81%      0.84%         0.84%+
             27%(f)      15%        83%(f)    171%(f)    113%          106%
       $138,748     $89,533    $69,104    $58,267    $40,085       $13,521





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-151

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                    SINCE
AVERAGE ANNUAL                 SIX        ONE     INCEPTION
TOTAL RETURNS                 MONTHS     YEAR     (2/13/06)
-----------------------------------------------------------
After Portfolio operating
  expenses                   -10.05%    -8.99%      4.74%




                                            (After Portfolio operating expenses)
(Performance Graph)

                               MAINSTAY VP
                            GROWTH ALLOCATION    MSCI EAFE     S&P 500
                                PORTFOLIO          INDEX        INDEX
                            -----------------    ---------     -------
2/13/06                          10000.00         10000.00    10000.00
                                 10056.00         10596.00    10099.00
                                 12268.00         13457.00    12178.00
6/30/08                          11165.00         12029.00    10581.00






SERVICE CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                    SINCE
AVERAGE ANNUAL                 SIX        ONE     INCEPTION
TOTAL RETURNS                 MONTHS     YEAR     (2/13/06)
-----------------------------------------------------------
After Portfolio operating
  expenses                   -10.16%    -9.22%      4.48%




                                            (After Portfolio operating expenses)
(Performance Graph)

                            MAINSTAY VP
                         GROWTH ALLOCATION    MSCI EAFE     S&P 500
                             PORTFOLIO          INDEX        INDEX
                         -----------------    ---------     -------
2/13/06                       10000.00         10000.00    10000.00
                              10047.00         10596.00    10099.00
                              12226.00         13457.00    12178.00
6/30/08                       11099.00         12029.00    10581.00







 BENCHMARK PERFORMANCE                        SIX           ONE          SINCE
                                            MONTHS         YEAR        INCEPTION
--------------------------------------------------------------------------------
S&P 500(R) Index(1)                         -11.91%       -13.12%        2.39%
MSCI EAFE(R) Index(1)                       -10.96        -10.61         8.05
Average Lipper Variable Products Multi-
Cap Core Portfolio(2)                       -11.15        -12.74         2.23



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. This benchmark is a product of Lipper Inc.




M-152    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $899.50         $0.28          $1,024.57         $0.30
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $898.40         $1.46          $1,023.32         $1.56
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.06% for Initial Class and 0.31% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-153

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               56.60
Total Return                                    38.00
Capital Appreciation                             5.20
Cash and Other Assets, Liabilities               0.20





See Portfolio of Investments on page M-157 for specific holdings within these categories.



M-154    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Growth Allocation Portfolio returned -10.05% for Initial Class shares and -10.16% for Service Class shares. Both share classes outperformed the -11.15% return of the average Lipper(1) Variable Products Multi-Cap Core Portfolio and the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance relative to its peers and the S&P 500(R) Index resulted from various factors. The comparatively strong performance of mid-cap and large-cap growth stocks strengthened returns within the equity portion of the Portfolio. The success of 130/30 strategies also helped the Portfolio's relative performance.

HOW DID YOU POSITION THE PORTFOLIO DURING THE SIX MONTHS ENDED JUNE 30, 2008?

In our selection process, we generally seek Underlying Equity Portfolios/Funds that occupy attractively valued market segments, that invest in companies with fairly priced securities and strong price and earnings momentum, and that have a track record of capable management. During the reporting period, we favored large-capitalization companies over smaller-capitalization names.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

A notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay VP Large Cap Growth Portfolio into MainStay 130/30 Core Fund, MainStay MAP Fund and MainStay Large Cap Opportunity Fund. This shift reflected an unwinding of the preference for growth stocks we had maintained throughout 2007. Although we believe that the valuation advantage growth stocks previously enjoyed has substantially diminished, the move was not profitable in the first half of 2008, since growth stocks continued to outperform value stocks during the reporting period.

WHAT OTHER STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

We maintained a bias toward large-cap equities over the stocks of mid- and small-cap companies because of a perceived valuation advantage and because we anticipated that larger companies would be better able than smaller firms to preserve profit margins as the U.S. economy slowed. This bias did not work to the Portfolio's advantage during the first half of 2008, but the impact was slight, because there were relatively small differences in returns among these segments of the market.

WHICH UNDERLYING PORTFOLIO/FUND HOLDINGS HAD THE BEST TOTAL RETURNS AND WHICH HAD THE WORST?

The best returns came from MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Core Fund. The weakest performance came from MainStay ICAP Equity Fund and MainStay Large Cap Opportunity Fund, both of which are large-cap value products.

WHICH UNDERLYING PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Taking weightings and total returns into consideration, the largest positive contributions to the Portfolio's return relative to the S&P 500(R) Index came from MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund, both of which are large-cap growth products. The greatest detractors from the Portfolio's return were MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                mainstayinvestments.com    M-155

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The Underlying Portfolios'/Funds' performance may be lower than the performance of the asset class or classes the Underlying
Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

- High-yield securities carry higher risks, and some of the Underlying Portfolios'/Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Portfolio/Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Portfolio/Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH SUCH PORTFOLIO/FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO, YOU SHOULD CONSIDER ALL THE RISKS ASSOCIATED WITH IT.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



M-156    MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (99.8%)+
-------------------------------------------------------------

EQUITY FUNDS (99.8%)
MainStay 130/30 Core Fund
  Class I (a)                         721,460   $   6,110,763
MainStay 130/30 Growth Fund
  Class I (a)(b)                      166,243       1,609,233
MainStay 130/30 International
  Fund
  Class I (a)                         473,771       4,012,840
MainStay Growth Equity Fund
  Class I (a)                       1,085,869      12,780,682
MainStay ICAP Equity Fund
  Class I                             592,735      21,089,501
MainStay ICAP International
  Fund Class I                        651,246      22,038,150
MainStay Large Cap Opportunity
  Fund
  Class I (a)                       1,286,354      10,766,780
MainStay MAP Fund Class I             325,783      10,284,963
MainStay VP Capital
  Appreciation Portfolio
  Initial Class                        19,145         472,432
MainStay VP Common Stock
  Portfolio
  Initial Class                     1,774,717      37,456,108
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,707,461      21,134,015
MainStay VP International
  Equity Portfolio Initial
  Class                               851,980      14,006,139
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       2,481,008      35,159,587
                                                -------------
Total Affiliated Investment
  Companies
  (Cost $214,722,384) (c)                99.8%    196,921,193
Cash and Other Assets,
  Less Liabilities                        0.2         443,504
                                        -----    ------------
Net Assets                              100.0%  $ 197,364,697
                                        =====    ============






+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying
     Portfolios/Funds.
(c)  At June 30, 2008, cost is $215,017,536
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  3,648,144
Gross unrealized depreciation       (21,744,487)
                                   ------------
Net unrealized depreciation        $(18,096,343)
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-157

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies,
  at value (identified cost
  $214,722,384)                      $196,921,193
Cash                                      422,681
Receivables:
  Fund shares sold                        599,538
  Interest                                    101
Other assets                                4,396
                                     ------------
     Total assets                     197,947,909
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         422,678
  Fund shares redeemed                     63,266
  NYLIFE Distributors (See Note 3)         38,527
  Shareholder communication                27,057
  Professional fees                        22,755
  Custodian                                 8,299
  Directors                                   630
                                     ------------
     Total liabilities                    583,212
                                     ------------
Net assets                           $197,364,697
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    188,496
Additional paid-in capital            210,141,420
                                     ------------
                                      210,329,916
Accumulated undistributed net
  investment income                     1,382,037
Accumulated undistributed net
  realized gain on investments          3,453,935
Net unrealized depreciation on
  investments                         (17,801,191)
                                     ------------
Net assets                           $197,364,697
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 19,916,568
                                     ============
Shares of capital stock outstanding     1,896,879
                                     ============
Net asset value per share
  outstanding                        $      10.50
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $177,448,129
                                     ============
Shares of capital stock outstanding    16,952,690
                                     ============
Net asset value per share
  outstanding                        $      10.47
                                     ============







M-158    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $    619,559
  Interest                                  1,018
                                     ------------
     Total income                         620,577
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                         210,747
  Professional fees                        20,134
  Shareholder communication                17,069
  Custodian                                 9,462
  Directors                                 3,294
  Miscellaneous                             4,013
                                     ------------
     Total expenses                       264,719
                                     ------------
Net investment income                     355,858
                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on affiliated
  investment company transactions        (209,936)
Net change in unrealized
  appreciation on investments         (20,725,219)
                                     ------------
Net realized and unrealized loss on
  investments                         (20,935,155)
                                     ------------
Net decrease in net assets
  resulting from operations          $(20,579,297)
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-159

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                                   2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $    355,858     $    723,100
 Net realized gain (loss) on
  investments                                  (209,936)      12,276,746
 Net change in unrealized appreciation
  on investments                            (20,725,219)      (1,638,131)
                                           -----------------------------
 Net increase (decrease) in net assets
  resulting from operations                 (20,579,297)      11,361,715
                                           -----------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                                    --         (190,751)
    Service Class                                    --       (1,520,765)
                                           -----------------------------
                                                     --       (1,711,516)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                                    --         (623,976)
    Service Class                                    --       (5,970,454)
                                           -----------------------------
                                                     --       (6,594,430)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                                       --       (8,305,946)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            40,644,227      105,007,558
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                        --        8,305,946
 Cost of shares redeemed                     (8,499,583)     (12,476,144)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              32,144,644      100,837,360
                                           -----------------------------
    Net increase in net assets               11,565,347      103,893,129

NET ASSETS:
Beginning of period                         185,799,350       81,906,221
                                           -----------------------------
End of period                              $197,364,697     $185,799,350
                                           =============================
Accumulated undistributed net investment
 income at end of period                   $  1,382,037     $  1,026,179
                                           =============================







M-160    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-161

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INITIAL CLASS
                                      ------------------------------------------
                                                                    FEBRUARY 13,
                                      SIX MONTHS        YEAR           2006(a)
                                         ENDED          ENDED          THROUGH
                                       JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                      ------------------------------------------

                                         2008*          2007            2006

Net asset value at beginning of
  period                                $ 11.69        $ 11.10         $10.00
                                        -------        -------         ------
Net investment income                      0.01           0.07           0.08(b)
Net realized and unrealized gain
  (loss) on investments                   (1.20)          1.11           1.17
                                        -------        -------         ------
Total from investment operations          (1.19)          1.18           1.25
                                        -------        -------         ------
Less dividends and distributions:
  From net investment income                 --          (0.14)         (0.08)
  From net realized gain on
     investments                             --          (0.45)         (0.07)
                                        -------        -------         ------
Total dividends and distributions            --          (0.59)         (0.15)
                                        -------        -------         ------
Net asset value at end of period        $ 10.50        $ 11.69         $11.10
                                        =======        =======         ======
Total investment return (e)              (10.05%)(c)     10.41%         12.42%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    0.62%+         0.75%          0.90%+
  Net expenses (d)                         0.06%+         0.07%          0.24%+
  Expenses (before reimbursement)
     (d)                                   0.06%+         0.09%          0.24%+
Portfolio turnover rate                      18%            16%            61%
Net assets at end of period (in
  000's)                                $19,917        $17,160         $7,312




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-162    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                     SERVICE CLASS
      ------------------------------------------
                                    FEBRUARY 13,
      SIX MONTHS        YEAR           2006(a)
         ENDED          ENDED          THROUGH
       JUNE 30,     DECEMBER 31,    DECEMBER 31,
      ------------------------------------------

         2008*          2007            2006

       $  11.67       $  11.08         $ 10.00
       --------       --------         -------
           0.01           0.05            0.07(b)
          (1.21)          1.10            1.15
       --------       --------         -------
          (1.20)          1.15            1.22
       --------       --------         -------

             --          (0.11)          (0.07)
             --          (0.45)          (0.07)
       --------       --------         -------
             --          (0.56)          (0.14)
       --------       --------         -------
       $  10.47       $  11.67         $ 11.08
       ========       ========         =======
         (10.16%)(c)     10.14%          12.18%(c)

           0.35%+         0.52%           0.72%+
           0.31%+         0.32%           0.49%+
           0.31%+         0.34%           0.49%+
             18%            16%             61%
       $177,448       $166,639         $74,594




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-163

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -1.60%        -1.98%        8.10%         7.05%




                                            (After Portfolio operating expenses)
(Performance Graph)


                                      MAINSTAY VP        CREDIT SUISSE
                                 HIGH YIELD CORPORATE      HIGH YIELD
                                    BOND PORTFOLIO           INDEX
                                 --------------------    -------------
06/30/98                               10000.00             10000.00
                                       10767.00              9915.00
                                       11199.00              9876.00
                                       10632.00              9845.00
                                       10851.00             10004.00
                                       13386.00             12082.00
                                       15489.00             13501.00
                                       17017.00             14864.00
                                       18093.00             15610.00
                                       20155.00             17502.00
06/30/08                               19756.00             17130.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -1.72%        -2.22%        7.82%         6.79%




                                            (After Portfolio operating expenses)
(Performance Graph)


                   MAINSTAY VP        CREDIT SUISSE
              HIGH YIELD CORPORATE      HIGH YIELD
                 BOND PORTFOLIO           INDEX
              --------------------    -------------
06/30/98            10000.00             10000.00
                    10742.00              9915.00
                    11146.00              9876.00
                    10559.00              9845.00
                    10751.00             10004.00
                    13234.00             12082.00
                    15276.00             13501.00
                    16742.00             14864.00
                    17751.00             15610.00
                    19725.00             17502.00
06/30/08            19286.00             17130.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
Credit Suisse High Yield Index(3)            -1.14%        -2.12%        7.23%         5.53%
Average Lipper Variable Products High
Current Yield Portfolio(4)                   -1.51         -1.94         6.46          3.64



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 8.07% and 7.03% for Initial Class shares and 7.81% and 6.78% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-164    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $984.00         $2.76          $1,022.08         $2.82
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $982.80         $3.99          $1,020.84         $4.07
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.56% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-165

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 66.8
Yankee Bonds                                    11.1
Loan Assignments & Participations                9.5
Short-Term Investment  (collateral from
  securities lending is 5.5%)                    5.5
Cash and Other Assets, Less Liabilities          4.1
Common Stocks                                    1.0
Preferred Stock                                  0.7
Convertible Bonds                                0.5
Foreign Bond                                     0.4
Convertible Preferred Stock                      0.4
Warrants                                         0.0*





* Less than one-tenth of a percent.

See Portfolio of Investments on page M-169 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM
INVESTMENT)



    1.  HCA, Inc., 4.801%-8.75%, due
        9/1/10-11/18/13
    2.  Georgia-Pacific Corp., 7.00%-8.875%, due
        1/15/15-5/15/31
    3.  American Real Estate Partners,
        L.P./American Real Estate Finance Corp.,
        7.125%-8.125%, due 6/1/12-2/15/13
    4.  SunGard Data Systems, Inc.,
        3.75%-9.125%, due 1/15/09-2/28/14
    5.  Lucent Technologies, Inc., 5.50%-6.50%,
        due 11/15/08-3/15/29
    6.  NXP B.V./NXP Funding LLC, 7.875%-9.50%,
        due 10/15/14-10/15/15
    7.  Rite Aid Corp., 7.50%-9.50%, due
        5/1/10-6/15/17
    8.  INVISTA, 9.25%, due 5/1/12
    9.  Chesapeake Energy Corp., 6.50%-6.875%,
        due 1/15/16-11/15/20
   10.  Community Health Systems, Inc.,
        4.859%-8.875%, due 7/25/14-7/15/15







M-166    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP High Yield Corporate Bond Portfolio returned -1.60% for Initial Class shares and -1.72% for Service Class shares. Both share classes underperformed the -1.51% return of the average Lipper(1) Variable Products High Current Yield Portfolio and the -1.14% return of the Credit Suisse High Yield Index(1) for the six months ended June 30, 2008. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

An out-of-index position in floating-rate bank debt and notes hurt relative performance during the reporting period. When the Federal Open Market Committee slashed the federal funds rate target by 75 basis points on January 22, 2008, the leveraged loan market experienced a sharp sell-off. In the first quarter of 2008, leveraged loans turned in their worst quarterly performance ever. An equity position in Northwest Airlines also detracted from relative performance when the company faced record high fuel prices. The Portfolio was generally underweight in the riskier segment of the high-yield market, and this positioning benefited relative performance during the reporting period.

IN TERMS OF RISK AND DURATION, HOW WAS THE PORTFOLIO POSITIONED DURING THE REPORTING PERIOD?

In relation to the high-yield market as a whole, the Portfolio remained underweight in higher-risk high-yield credits, which helped the Portfolio's performance during the reporting period. Although we do not consider Portfolio duration to be a meaningful determinant of performance, the Portfolio's duration was somewhat short in relation to the broad market. This positioning resulted from the Portfolio's bottom-up security selection rather than anticipation of interest-rate trends.

WHICH INDUSTRIES AND SECURITIES WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH INDUSTRIES AND SECURITIES DETRACTED?

Holdings in the electric power and health care industries were among the Portfolio's positive performers during the six-month reporting period. These included Calpine and TXU in the electric power industry and Biomet and Catalent Pharma Solutions in the health care industry.

Industries that detracted from performance included airlines and auto-related, both of which felt the impact of high fuel prices. The previously mentioned equity position in Northwest Airlines was the Portfolio's worst-performing holding. A position in auto supplier BHM Technologies was the second-worst performer.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

New bond additions to the Portfolio included advertising and marketing services company Interpublic Group, wireless telecommunications provider Sprint Nextel and electric utility PNM Resources. Given our concerns about increasing input costs, we reduced or eliminated a number of food producers, including Smithfield Foods, Pinnacle Foods and Pilgrim's Pride.

WERE THERE ANY SIGNIFICANT SHIFTS IN THE PORTFOLIO'S INDUSTRY WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we increased the Portfolio's exposure to the health care, oil and gas exploration & production and electric power industries. Over the same period, we decreased the Portfolio's exposure to retail and media.


The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-167

IN TERMS OF MARKET SEGMENTS, HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the Portfolio remained overweight relative to the Credit Suisse High Yield Index in health care and energy. On the same date, the Portfolio remained underweight in homebuilding and retail. All four of these weightings benefited the Portfolio during the reporting period.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-168    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT             VALUE
LONG-TERM BONDS (88.3%)+
CONVERTIBLE BONDS (0.5%)
------------------------------------------------------------------

INSURANCE (0.1%)
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10 (a)                        $   950,000   $       774,250
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                              1,670,000         1,361,050
                                                   ---------------
                                                         2,135,300
                                                   ---------------

INTERNET (0.0%)++
At Home Corp.
  0.525%, due 12/28/18
  (b)(c)(d)(e)                         1,869,975               187
  4.75%, due 12/19/08
  (b)(c)(d)(e)                         9,032,054               903
                                                   ---------------
                                                             1,090
                                                   ---------------

MEDIA (0.4%)
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27                   5,560,000         5,129,100
                                                   ---------------
Total Convertible Bonds
  (Cost $7,977,806)                                      7,265,490
                                                   ---------------



CORPORATE BONDS (66.8%)
------------------------------------------------------------------

ADVERTISING (0.8%)
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                  6,720,000         5,812,800
Lamar Media Corp.
  Series B
  6.625%, due 8/15/15                  1,945,000         1,769,950
  7.25%, due 1/1/13                      245,000           235,506
Vertis, Inc.
  (zero coupon), due 4/1/09
  (c)                                  3,065,000         2,819,800
                                                   ---------------
                                                        10,638,056
                                                   ---------------

AEROSPACE & DEFENSE (0.4%)
BE Aerospace, Inc.
  8.50%, due 7/1/18                    2,660,000         2,669,975
Sequa Corp.
  11.75%, due 12/1/15 (a)              3,445,000         3,066,050
                                                   ---------------
                                                         5,736,025
                                                   ---------------

AGRICULTURE (0.6%)
Reynolds American, Inc.
  7.625%, due 6/1/16                   3,475,000         3,620,300
  7.75%, due 6/1/18                    3,505,000         3,670,415
                                                   ---------------
                                                         7,290,715
                                                   ---------------

AIRLINES (0.4%)
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (a)               4,215,000         4,183,387
Delta Air Lines, Inc.
  (Escrow Shares) (k)
  2.875%, due 2/6/24                   2,325,000            38,362
  2.875%, due 2/18/24 (a)              1,355,000            22,357
  8.00%, due 6/3/23                    5,935,000           100,302
  8.30%, due 12/15/29                  3,660,000            50,325
  9.25%, due 12/31/08                  3,395,000            46,681
  9.25%, due 3/15/22                   2,450,000            33,687
  9.75%, due 5/15/21                     350,000             4,812
  10.00%, due 12/31/08                 2,630,000            36,162
  10.375%, due 2/1/11                  5,180,000            71,225
  10.375%, due 12/15/22                3,275,000            45,031
Northwest Airlines, Inc.
  (Escrow Shares) (k)
  7.625%, due 11/15/23                 3,847,600            28,857
  7.875%, due 12/31/08                 6,249,900            28,420
  8.875%, due 12/31/08                 1,996,000             7,485
  10.00%, due 2/1/09                   7,315,600            27,434
                                                   ---------------
                                                         4,724,527
                                                   ---------------

APPAREL (0.4%)
Unifi, Inc.
  11.50%, due 5/15/14 (f)              5,890,000         4,977,050
                                                   ---------------


AUTO MANUFACTURERS (0.2%)
General Motors Corp.
  7.125%, due 7/15/13 (f)              3,330,000         2,114,550
                                                   ---------------


AUTO PARTS & EQUIPMENT (1.9%)
Allison Transmission, Inc.
  11.25%, due 11/1/15 (a)              3,800,000         3,287,000
American Tire Distributors,
  Inc.
  8.948%, due 4/1/12 (g)                 775,000           709,125
  10.75%, due 4/1/13                   1,855,000         1,697,325
FleetPride Corp.
  11.50%, due 10/1/14 (a)              5,665,000         5,381,750
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                  2,585,000         2,610,850
Lear Corp.
  Series B
  8.50%, due 12/1/13                   2,725,000         2,251,531
  8.75%, due 12/1/16                   4,615,000         3,599,700
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (f)             5,290,000         4,668,425
  10.25%, due 7/15/13                  1,065,000         1,114,256
                                                   ---------------
                                                        25,319,962
                                                   ---------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-169

                                       PRINCIPAL
                                          AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)
BEVERAGES (0.3%)
Constellation Brands, Inc.
  7.25%, due 5/15/17                 $ 4,220,000   $     3,945,700
                                                   ---------------


BUILDING MATERIALS (0.1%)
Compression Polymers Corp.
  10.50%, due 7/1/13                   1,760,000         1,469,600
                                                   ---------------


CHEMICALS (1.3%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                   2,400,000         1,536,000
MacDermid, Inc.
  9.50%, due 4/15/17 (a)               3,975,000         3,597,375
Millennium America, Inc.
  7.625%, due 11/15/26                 3,150,000         1,701,000
Momentive Performance
  Materials, Inc.
  9.75%, due 12/1/14                     765,000           654,075
Mosaic Global Holdings,
  Inc.
  7.875%, due 12/1/16 (a)              1,640,000         1,746,600
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (a)               3,610,000         3,646,100
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12                   5,985,000         4,877,775
                                                   ---------------
                                                        17,758,925
                                                   ---------------

COAL (0.2%)
Peabody Energy Corp.
  7.375%, due 11/1/16                    845,000           842,887
  7.875%, due 11/1/26                  2,235,000         2,246,175
                                                   ---------------
                                                         3,089,062
                                                   ---------------

COMMERCIAL SERVICES (2.8%)
Cardtronics, Inc.
  9.25%, due 8/15/13 (a)               2,610,000         2,466,450
  9.25%, due 8/15/13                   4,765,000         4,502,925
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                  4,854,000         4,599,165
iPayment, Inc.
  9.75%, due 5/15/14                   6,280,000         5,306,600
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)                7,845,000         7,217,400
Language Line, Inc.
  11.125%, due 6/15/12                 5,005,000         5,155,150
Rural/Metro Corp.
  9.875%, due 3/15/15                  4,120,000         3,769,800
Service Corp. International
  7.375%, due 10/1/14                  2,145,000         2,145,000
  7.625%, due 10/1/18                  2,210,000         2,204,475
                                                   ---------------
                                                        37,366,965
                                                   ---------------

COMPUTERS (0.8%)
V  SunGard Data Systems,
  Inc.
  3.75%, due 1/15/09                   3,475,000         3,427,219
  4.875%, due 1/15/14                  1,030,000           915,412
  9.125%, due 8/15/13                  6,825,000         6,893,250
                                                   ---------------
                                                        11,235,881
                                                   ---------------

DISTRIBUTION & WHOLESALE (0.3%)
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)               4,240,000         3,964,400
                                                   ---------------


DIVERSIFIED FINANCIAL SERVICES (7.5%)
V  American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13                 13,150,000        11,933,625
  8.125%, due 6/1/12                   7,680,000         7,372,800
AmeriCredit Corp.
  8.50%, due 7/1/15                    6,955,000         5,564,000
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)               4,673,828         5,140,931
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (a)              2,105,000         1,810,300
El Comandante Capital Corp.
  (Escrow Shares)
  11.75%, due 12/31/08
  (b)(c)(e)(k)                         2,412,000           173,664
Ford Motor Credit Co. LLC
  5.70%, due 1/15/10                   2,115,000         1,804,455
  7.375%, due 10/28/09                 1,510,000         1,375,276
  7.875%, due 6/15/10                  4,635,000         4,000,733
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14                  14,345,000         9,474,084
  7.25%, due 3/2/11                    2,900,000         2,131,532
Hawker Beechcraft
  Acquisition Co.
  LLC/Hawker Beechcraft Co.
  8.50%, due 4/1/15                    3,715,000         3,742,862
  9.75%, due 4/1/17 (f)                2,935,000         2,935,000
KAR Holdings, Inc.
  8.75%, due 5/1/14                    2,175,000         1,892,250
  10.00%, due 5/1/15                   6,060,000         5,090,400
LaBranche & Co., Inc.
  11.00%, due 5/15/12                  3,270,000         3,359,925


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.


M-170    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16 (a)             $ 3,380,000   $     3,384,225
MXEnergy Holdings, Inc.
  10.686%, due 8/1/11 (g)              4,140,000         3,332,700
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (a)              1,435,000         1,413,475
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)                2,940,000         2,984,100
  10.375%, due 9/1/14 (a)              9,450,000        10,040,625
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                 3,481,000         3,559,322
Ucar Finance, Inc.
  10.25%, due 2/15/12                    720,000           745,200
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                   6,595,000         6,529,050
                                                   ---------------
                                                        99,790,534
                                                   ---------------

ELECTRIC (3.1%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                    7,225,002         7,712,690
Energy Future Holdings
  Corp.
  10.875%, due 11/1/17 (a)             9,820,000         9,918,200
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)                1,260,000         1,241,100
NRG Energy, Inc.
  7.25%, due 2/1/14                    4,775,000         4,560,125
  7.375%, due 2/1/16                     345,000           324,731
PNM Resources, Inc.
  9.25%, due 5/15/15                   2,825,000         2,916,812
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18                   2,000,000         2,057,752
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                   1,190,000         1,332,800
Reliant Energy, Inc.
  7.625%, due 6/15/14                  1,700,000         1,657,500
  7.875%, due 6/15/17 (f)              8,180,000         7,995,950
Western Resources, Inc.
  7.125%, due 8/1/09                     855,000           877,386
                                                   ---------------
                                                        40,595,046
                                                   ---------------

ENERGY--ALTERNATE SOURCES (0.1%)
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (b)                   2,294             2,614
VeraSun Energy Corp.
  9.375%, due 6/1/17                   1,746,000           899,190
                                                   ---------------
                                                           901,804
                                                   ---------------

ENTERTAINMENT (2.8%)
Gaylord Entertainment Co.
  6.75%, due 11/15/14                  4,410,000         4,013,100
  8.00%, due 11/15/13                  4,890,000         4,694,400
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14 (f)                6,475,000         4,564,875
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                   5,050,000         3,787,500
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                  2,720,000         2,692,800
  7.125%, due 8/15/14 (f)                910,000           755,300
  8.00%, due 4/1/12 (f)                3,590,000         3,284,850
Penn National Gaming, Inc.
  6.75%, due 3/1/15                    5,635,000         5,465,950
  6.875%, due 12/1/11                  3,200,000         3,208,000
Pinnacle Entertainment,
  Inc.
  8.75%, due 10/1/13                   3,505,000         3,505,000
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (b)(e)               805,359           595,966
                                                   ---------------
                                                        36,567,741
                                                   ---------------

ENVIRONMENTAL CONTROL (0.7%)
Geo Sub Corp.
  11.00%, due 5/15/12                  8,780,000         8,626,350
                                                   ---------------


FOOD (0.6%)
Chiquita Brands
  International, Inc.
  7.50%, due 11/1/14                   1,105,000           900,575
Dole Food Co., Inc.
  8.625%, due 5/1/09                   2,100,000         2,000,250
Stater Brothers Holdings,
  Inc.
  7.75%, due 4/15/15                   4,415,000         4,381,887
                                                   ---------------
                                                         7,282,712
                                                   ---------------

FOREST PRODUCTS & PAPER (2.6%)
Bowater, Inc.
  9.375%, due 12/15/21                 7,589,700         4,857,408
  9.50%, due 10/15/12                     90,000            63,000
Domtar Corp.
  7.875%, due 10/15/11                 5,975,000         6,004,875
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)               1,615,000         1,518,100
  7.125%, due 1/15/17 (a)              3,880,000         3,647,200
  7.25%, due 6/1/28                    4,180,000         3,490,300
  7.375%, due 12/1/25                  1,310,000         1,106,950
  7.75%, due 11/15/29                     64,000            56,320


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-171

                                       PRINCIPAL
                                          AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)
FOREST PRODUCTS & PAPER (CONTINUED)
Georgia-Pacific Corp. (continued)
  8.00%, due 1/15/24                 $ 4,295,000   $     3,972,875
  8.875%, due 5/15/31                  6,895,000         6,377,875
NewPage Corp.
  10.00%, due 5/1/12                   3,685,000         3,731,062
                                                   ---------------
                                                        34,825,965
                                                   ---------------


HAND & MACHINE TOOLS (0.3%)
Baldor Electric Co.
  8.625%, due 2/15/17                  2,985,000         2,999,925
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                    1,590,000         1,518,450
                                                   ---------------
                                                         4,518,375
                                                   ---------------

HEALTH CARE--PRODUCTS (3.6%)
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                   6,245,000         5,589,275
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                  2,980,000         2,860,800
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                   4,885,000         5,019,337
Invacare Corp.
  9.75%, due 2/15/15                   4,890,000         4,890,000
LVB Acquisition Merger Sub,
  Inc.
  10.00%, due 10/15/17 (a)             4,835,000         5,161,362
  10.375%, due 10/15/17 (h)            2,100,000         2,226,000
  11.625%, due 10/15/17 (a)            3,460,000         3,667,600
ReAble Therapeutics Finance
  LLC/ ReAble Therapeutics
  Finance Corp.
  10.875%, due 11/15/14 (a)            7,440,000         7,440,000
  11.75%, due 11/15/14 (f)             4,770,000         4,424,175
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (h)              6,330,000         5,839,425
                                                   ---------------
                                                        47,117,974
                                                   ---------------

HEALTH CARE--SERVICES (2.7%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12                  2,440,000         2,293,600
  Series B
  7.25%, due 12/15/12                  7,490,000         7,040,600
Centene Corp.
  7.25%, due 4/1/14                    4,135,000         3,907,575
V  Community Health
  Systems, Inc.
  8.875%, due 7/15/15                  6,105,000         6,143,156
V  HCA, Inc.
  6.30%, due 10/1/12                   6,800,000         6,103,000
  6.75%, due 7/15/13                   3,095,000         2,715,862
  8.75%, due 9/1/10                    1,200,000         1,215,000
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                   4,025,000         3,984,750
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                  1,904,000         2,013,480
                                                   ---------------
                                                        35,417,023
                                                   ---------------

HOLDING COMPANIES--DIVERSIFIED (0.8%)
ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11                  1,099,000         1,118,232
Leucadia National Corp.
  7.125%, due 3/15/17                  1,440,000         1,375,200
  8.125%, due 9/15/15                  4,480,000         4,502,400
Susser Holdings LLC
  10.625%, due 12/15/13                3,375,000         3,425,625
                                                   ---------------
                                                        10,421,457
                                                   ---------------

HOUSEHOLD PRODUCTS & WARES (0.7%)
ACCO Brands Corp.
  7.625%, due 8/15/15                  6,575,000         5,917,500
Jarden Corp.
  7.50%, due 5/1/17                    3,530,000         3,071,100
                                                   ---------------
                                                         8,988,600
                                                   ---------------

HOUSEWARES (0.3%)
Libbey Glass, Inc.
  9.911%, due 6/1/11 (g)               3,500,000         3,605,000
                                                   ---------------


INSURANCE (1.8%)
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                   11,475,000        10,643,062
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (a)              9,160,000         8,289,800
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97 (a)(c)              555,000             5,550
  9.15%, due 7/1/26 (a)(c)            12,235,000           122,350
USI Holdings Corp.
  6.551%, due 11/15/14
  (a)(g)                               2,080,000         1,736,800
  9.75%, due 5/15/15 (a)               3,675,000         3,160,500
                                                   ---------------
                                                        23,958,062
                                                   ---------------

INTERNET (0.4%)
Expedia, Inc.
  8.50%, due 7/1/19 (a)(f)             4,795,000         4,687,112
                                                   ---------------


IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                  4,420,000         4,298,145
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                    85,000            89,998
                                                   ---------------
                                                         4,388,143
                                                   ---------------




M-172    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)
LEISURE TIME (0.5%)
Town Sports International,
  Inc.
  (zero coupon), due 2/1/14
  11.00%, beginning 2/1/09           $ 6,830,000   $     6,386,050
                                                   ---------------


LODGING (2.2%)
Boyd Gaming Corp.
  6.75%, due 4/15/14                   2,050,000         1,578,500
  7.125%, due 2/1/16 (f)               1,180,000           870,250
  7.75%, due 12/15/12 (f)              8,615,000         7,430,437
Mandalay Resort Group
  9.50%, due 8/1/08                    2,965,000         2,965,000
MGM Mirage, Inc.
  7.50%, due 6/1/16                    2,045,000         1,682,012
  8.50%, due 9/15/10                   2,826,000         2,790,675
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                    1,910,000         1,637,825
  9.75%, due 4/1/10                    3,035,000         3,035,000
San Pasqual Casino
  8.00%, due 9/15/13 (a)               1,815,000         1,651,650
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  5.276%, due 3/15/14
  (a)(g)                               3,760,000         3,158,400
Wynn Las Vegas Capital
  Corp.
  6.625%, due 12/1/14                  3,085,000         2,822,775
                                                   ---------------
                                                        29,622,524
                                                   ---------------

MEDIA (1.4%)
CSC Holdings, Inc.
  8.50%, due 6/15/15 (a)               1,690,000         1,660,425
CW Media Holdings, Inc.
  13.50%, due 8/15/15 (a)              1,665,000         1,654,594
ION Media Networks, Inc.
  5.963%, due 1/15/12
  (a)(g)                               5,310,000         4,513,500
  8.963%, due 1/15/13
  (a)(g)                               4,845,000         3,125,025
LBI Media, Inc.
  8.50%, due 8/1/17 (a)                3,280,000         2,525,600
Morris Publishing Group LLC
  7.00%, due 8/1/13                    5,735,000         3,498,350
Ziff Davis Media, Inc.
  9.239%, due 5/1/12
  (c)(e)(g)                            4,035,000         1,129,800
                                                   ---------------
                                                        18,107,294
                                                   ---------------

METAL FABRICATE & HARDWARE (0.7%)
Metals USA, Inc.
  11.125%, due 12/1/15                 2,125,000         2,210,000
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                   2,705,000         2,312,775
Neenah Foundary Co.
  9.50%, due 1/1/17                    5,355,000         4,123,350
                                                   ---------------
                                                         8,646,125
                                                   ---------------

MINING (0.6%)
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                    2,295,000         2,412,619
  8.375%, due 4/1/17                   5,585,000         5,892,175
                                                   ---------------
                                                         8,304,794
                                                   ---------------

MISCELLANEOUS--MANUFACTURING (1.6%)
Actuant Corp.
  6.875%, due 6/15/17                  3,695,000         3,630,337
Polypore, Inc.
  8.75%, due 5/15/12                   2,700,000         2,686,500
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                    8,675,000         8,371,375
Sally Holdings LLC
  9.25%, due 11/15/14 (f)              2,450,000         2,352,000
SPX Corp.
  7.625%, due 12/15/14 (a)             4,425,000         4,491,375
                                                   ---------------
                                                        21,531,587
                                                   ---------------

OIL & GAS (7.1%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15                   5,480,000         4,753,900
  8.875%, due 2/1/17                   6,530,000         5,664,775
V  Chesapeake Energy Corp.
  6.50%, due 8/15/17                  11,390,000        10,649,650
  6.625%, due 1/15/16                  2,440,000         2,342,400
  6.875%, due 11/15/20                 1,355,000         1,273,700
Forest Oil Corp.
  7.25%, due 6/15/19                   5,255,000         5,044,800
  8.00%, due 12/15/11                  3,685,000         3,795,550
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)               3,730,000         3,580,800
  9.00%, due 6/1/16 (a)                2,895,000         2,945,663
Linn Energy LLC
  9.875%, due 7/1/18 (a)(f)            3,435,000         3,400,650
Mariner Energy, Inc.
  7.50%, due 4/15/13                   5,585,000         5,417,450
  8.00%, due 5/15/17                   1,870,000         1,809,225
Newfield Exploration Co.
  6.625%, due 9/1/14                     645,000           606,300
  6.625%, due 4/15/16                  4,785,000         4,390,238
  7.125%, due 5/15/18                     35,000            33,163
Parker Drilling Co.
  9.625%, due 10/1/13                  6,770,000         7,108,500
Petroquest Energy, Inc.
  10.375%, due 5/15/12                 4,870,000         5,064,800


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-173

                                       PRINCIPAL
                                          AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Pride International, Inc.
  7.375%, due 7/15/14                $ 2,770,000   $     2,763,075
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (a)                3,395,000         3,411,975
Stone Energy Corp.
  6.75%, due 12/15/14                  5,750,000         5,045,625
  8.25%, due 12/15/11                    755,000           736,125
United Refining Co.
  10.50%, due 8/15/12                  2,315,000         2,239,763
Venoco, Inc.
  8.75%, due 12/15/11                  2,050,000         2,003,875
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)               3,155,000         3,044,575
Whiting Petroleum Corp.
  7.00%, due 2/1/14                    4,995,000         4,901,344
  7.25%, due 5/1/13                    1,855,000         1,841,088
                                                   ---------------
                                                        93,869,009
                                                   ---------------

OIL & GAS SERVICES (1.0%)
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                    3,615,000         3,343,875
  9.00%, due 1/15/14                   3,835,000         3,710,363
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                  3,815,000         3,810,231
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (a)               2,945,000         3,018,625
                                                   ---------------
                                                        13,883,094
                                                   ---------------

PACKAGING & CONTAINERS (0.1%)
Owens-Brockway Glass
  Container, Inc.
  8.25%, due 5/15/13                   1,200,000         1,230,000
                                                   ---------------


PHARMACEUTICALS (0.1%)
Warner Chilcott Corp.
  8.75%, due 2/1/15                    1,515,000         1,537,725
                                                   ---------------


PIPELINES (2.8%)
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning 11/1/11              395,000           428,022
  9.625%, due 11/1/21                  7,515,000         9,603,591
Copano Energy LLC
  8.125%, due 3/1/16                   2,260,000         2,271,300
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18 (a)                5,145,000         5,016,375
El Paso Natural Gas Co.
  7.50%, due 11/15/26                  1,435,000         1,458,785
  7.625%, due 8/1/10                   3,975,000         4,059,099
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                  4,050,000         3,817,125
  8.50%, due 7/15/16                   6,065,000         6,155,975
Northwest Pipeline Corp.
  7.125%, due 12/1/25                  2,195,000         2,211,463
Southern Natural Gas Co.
  7.35%, due 2/15/31                   1,190,000         1,205,251
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                   1,005,000         1,045,985
                                                   ---------------
                                                        37,272,971
                                                   ---------------

REAL ESTATE (1.4%)
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                  2,145,000         1,973,400
Host Marriott, L.P.
  Series Q
  6.75%, due 6/1/16                    3,795,000         3,368,063
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                    6,225,000         5,929,313
Trustreet Properties, Inc.
  7.50%, due 4/1/15                    6,700,000         7,143,634
                                                   ---------------
                                                        18,414,410
                                                   ---------------

RETAIL (2.5%)
Harry & David Holdings,
  Inc.
  9.00%, due 3/1/13                    2,675,000         2,354,000
V  Rite Aid Corp.
  7.50%, due 1/15/15                   6,970,000         7,457,900
  8.125%, due 5/1/10                     725,000           732,250
  8.625%, due 3/1/15                   7,910,000         5,240,375
  9.375%, due 12/15/15                 1,095,000           733,650
  9.50%, due 6/15/17                   2,895,000         1,910,700
Sbarro, Inc.
  10.375%, due 2/1/15                  1,580,000         1,350,900
Star Gas Partners,
  L.P./Star Gas
  Finance Co.
  Series B
  10.25%, due 2/15/13                  7,720,000         7,565,600
Toys "R" Us, Inc.
  7.625%, due 8/1/11 (f)               6,385,000         5,714,575
                                                   ---------------
                                                        33,059,950
                                                   ---------------

SOFTWARE (0.7%)
Open Solutions, Inc.
  9.75%, due 2/1/15 (a)                4,745,000         3,867,175
SS&C Technologies, Inc.
  11.75%, due 12/1/13                  5,405,000         5,675,250
                                                   ---------------
                                                         9,542,425
                                                   ---------------




M-174    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (3.8%)
Centennial Cellular
  Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13               $ 6,505,000   $     6,700,150
GCI, Inc.
  7.25%, due 2/15/14                   2,040,000         1,754,400
iPCS, Inc.
  4.998%, due 5/1/13 (g)               1,525,000         1,372,500
V  Lucent Technologies,
  Inc.
  5.50%, due 11/15/08 (f)              1,745,000         1,740,638
  6.45%, due 3/15/29                  17,470,000        13,364,550
  6.50%, due 1/15/28                   3,410,000         2,608,650
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                   1,265,000         1,222,306
  Series B
  7.50%, due 2/15/14                   8,560,000         8,132,000
Qwest Corp.
  7.20%, due 11/10/26                  1,645,000         1,381,800
  7.25%, due 9/15/25                     920,000           814,200
  7.50%, due 10/1/14                   1,655,000         1,592,938
  8.875%, due 3/15/12                  4,820,000         4,916,400
Sprint Nextel Corp.
  6.00%, due 12/1/16                   4,250,000         3,655,000
Windstream Regatta
  Holdings, Inc.
  11.00%, due 12/1/17 (a)              1,865,000         1,286,850
                                                   ---------------
                                                        50,542,382
                                                   ---------------

TEXTILES (1.1%)
V  INVISTA
  9.25%, due 5/1/12 (a)               14,065,000        14,381,463
                                                   ---------------


TRANSPORTATION (0.1%)
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12 (g)              2,395,000         1,071,763
                                                   ---------------


TRUCKING & LEASING (0.3%)
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                  4,090,000         3,895,725
                                                   ---------------
Total Corporate Bonds
  (Cost $938,286,610)                                  882,622,607
                                                   ---------------



FOREIGN BOND (0.4%)
------------------------------------------------------------------

MEDIA (0.4%)
Shaw Communications, Inc.
  7.50%, due 11/20/13 (c)           C$ 5,470,000         5,679,960
                                                   ---------------
Total Foreign Bond
  (Cost $4,277,807)                                      5,679,960
                                                   ---------------


LOAN ASSIGNMENTS & PARTICIPATIONS (9.5%) (I)
------------------------------------------------------------------

AEROSPACE & DEFENSE (0.3%)
DAE Aviation Holdings
  Tranche B1 Term Loan
  6.585%, due 7/31/14                $ 1,963,893   $     1,892,702
  Tranche B2 Term Loan
  6.65%, due 7/31/14                   1,945,799         1,875,264
                                                   ---------------
                                                         3,767,966
                                                   ---------------

AUTOMOBILE (1.2%)
Daimler Chrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  9.28%, due 8/3/13                   10,195,000         7,232,078
Navistar International
  Corp. Revolver 6.234%,
  due 1/19/12                          2,400,000         2,265,000
  Term Loan B
  6.254%, due 1/19/12                  6,600,000         6,228,750
                                                   ---------------
                                                        15,725,828
                                                   ---------------

BROADCASTING (0.6%)
Nielsen Finance LLC
  Dollar Term Loan
  4.734%, due 8/9/13                   8,848,586         8,237,087
                                                   ---------------


BUILDINGS & REAL ESTATE (0.4%)
LNR Property Corp.
  Term Loan A1
  6.03%, due 7/12/09                     805,200           660,264
  Initial Tranche B Term
  Loan
  6.03%, due 7/12/11                   6,107,200         5,095,695
                                                   ---------------
                                                         5,755,959
                                                   ---------------

DIVERSIFIED/CONGLOMERATE SERVICE (0.6%)
V  SunGard Data Systems,
  Inc.
  Term Loan
  4.508%, due 2/28/14                  8,003,519         7,566,327
                                                   ---------------


HEALTHCARE, EDUCATION & CHILDCARE (2.2%)
Capella Healthcare, Inc.
  1st Lien Term Loan
  6.75%, due 2/28/15                   2,653,350         2,580,383
V  Community Health
  Systems, Inc.
  New Term Loan B
  4.859%, due 7/25/14                  8,466,723         7,970,116
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  4.165%, due 3/31/13                    400,000           387,643


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-175

                                       PRINCIPAL
                                          AMOUNT             VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
V  HCA, Inc.
  Term Loan A
  4.801%, due 11/18/12               $ 2,653,271   $     2,479,787
  Term Loan B
  5.051%, due 11/18/13                10,071,625         9,445,089
Talecris Biotherapeutics,
  Inc.
  1st Lien Term Loan
  6.18%, due 12/6/13                   2,383,700         2,181,086
  2nd Lien Term Loan
  9.18%, due 12/6/14                   4,845,000         4,336,275
                                                   ---------------
                                                        29,380,379
                                                   ---------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.2%)
Town Sports International,
  Inc.
  Term Loan
  4.313%, due 2/27/14                  2,972,375         2,526,519
                                                   ---------------


MACHINERY (0.2%)
BHM Technologies LLC
  1st Lien Term Loan
  7.00%, due 7/23/13 (c)               7,013,553         2,016,397
                                                   ---------------


PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
  Tranche B Term Loan
  4.708%, due 1/18/12                  1,969,736         1,909,413
  Tranche C Term Loan
  4.801%, due 1/18/12                    766,993           743,504
                                                   ---------------
                                                         2,652,917
                                                   ---------------


RETAIL STORE (0.7%)
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.422%, due 4/6/13                   4,113,924         3,913,370
Toys "R" Us (Delaware),
  Inc.
  Term Loan
  7.475%, due 1/19/13                  5,870,000         5,657,213
                                                   ---------------
                                                         9,570,583
                                                   ---------------

TELECOMMUNICATIONS (0.9%)
Alltel Corp.
  Term Loan B3
  5.232%, due 5/15/15                  7,041,788         6,990,735
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                   4,250,000         4,234,063
                                                   ---------------
                                                        11,224,798
                                                   ---------------

UTILITIES (2.0%)
Calpine Corp.
  1st Priority Term Loan
  5.685%, due 3/26/14                 13,830,500        13,200,438
TXU Corp.
  Term Loan B2
  6.234%, due 10/31/14                10,585,013         9,788,194
  Term Loan B3
  6.262%, due 10/31/14                 3,860,825         3,567,646
                                                   ---------------
                                                        26,556,278
                                                   ---------------
Total Loan Assignments &
  Participations
  (Cost $137,051,065)                                  124,981,038
                                                   ---------------



YANKEE BONDS (11.1%) (J)
------------------------------------------------------------------

BIOTECHNOLOGY (0.7%)
FMC Finance III S.A.
  6.875%, due 7/15/17                  9,170,000         9,009,525
                                                   ---------------


CHEMICALS (0.2%)
Nova Chemicals Corp.
  5.953%, due 11/15/13 (g)             2,195,000         1,865,750
                                                   ---------------


COMMERCIAL SERVICES (0.3%)
Quebecor World, Inc.
  8.75%, due 3/15/16 (a)(c)              150,000            72,000
  9.75%, due 1/15/15
  (a)(c)(f)                            8,530,000         4,137,050
                                                   ---------------
                                                         4,209,050
                                                   ---------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
CEVA Group PLC
  10.00%, due 9/1/14 (a)(f)            3,370,000         3,462,675
Digicel, Ltd.
  9.25%, due 9/1/12 (a)                3,910,000         4,022,413
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (a)             5,410,000         5,254,463
                                                   ---------------
                                                        12,739,551
                                                   ---------------

ELECTRIC (0.7%)
Intergen N.V.
  9.00%, due 6/30/17 (a)               9,365,000         9,692,775
                                                   ---------------


ELECTRONICS (1.3%)
V  NXP B.V./NXP Funding
  LLC
  7.875%, due 10/15/14                17,010,000        15,649,200
  9.50%, due 10/15/15 (f)              2,260,000         1,966,200
                                                   ---------------
                                                        17,615,400
                                                   ---------------




M-176    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT             VALUE
YANKEE BONDS (CONTINUED)
FOREST PRODUCTS & PAPER (0.9%)
Bowater Canada Finance
  7.95%, due 11/15/11                $   755,000   $       524,725
Catalyst Paper Corp.
  7.375%, due 3/1/14                   3,481,000         2,575,940
  Series D
  8.625%, due 6/15/11                  1,930,000         1,640,500
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                  7,545,000         6,790,500
                                                   ---------------
                                                        11,531,665
                                                   ---------------

INSURANCE (0.5%)
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18 (f)              3,015,000         2,743,650
  7.75%, due 7/15/37 (f)                 135,000           117,450
  8.30%, due 4/15/26 (f)               4,645,000         4,203,725
                                                   ---------------
                                                         7,064,825
                                                   ---------------

MEDIA (2.2%)
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                   3,301,140         2,938,015
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (a)                3,220,000         2,624,300
Quebecor Media, Inc.
  7.75%, due 3/15/16                  12,140,000        11,290,200
Sun Media Corp.
  7.625%, due 2/15/13                  2,330,000         2,254,275
Videotron, Ltd.
  9.125%, due 4/15/18 (a)              9,710,000        10,146,950
                                                   ---------------
                                                        29,253,740
                                                   ---------------

PHARMACEUTICALS (0.2%)
Angiotech Pharmaceuticals,
  Inc.
  6.432%, due 12/1/13 (g)              3,165,000         2,753,550
                                                   ---------------


TELECOMMUNICATIONS (3.0%)
Inmarsat Finance PLC
  (zero coupon), due
  11/15/12
  10.375%, beginning
  11/15/08                             6,585,000         6,650,850
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13 (a)               5,135,000         5,006,625
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                  8,365,000         8,866,900
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (f)              9,265,000         9,172,350
Rogers Wireless, Inc.
  8.00%, due 12/15/12                  2,510,000         2,591,575
  9.625%, due 5/1/11                   4,250,000         4,704,397
Satelites Mexicanos S.A. de
  C.V.
  11.551%, due 11/30/11 (g)            2,800,000         2,723,000
                                                   ---------------
                                                        39,715,697
                                                   ---------------

TRANSPORTATION (0.1%)
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14                   1,380,000         1,338,600
                                                   ---------------
Total Yankee Bonds
  (Cost $153,897,214)                                  146,790,128
                                                   ---------------
Total Long-Term Bonds
  (Cost $1,241,490,502)                              1,167,339,223
                                                   ---------------




                                          SHARES
COMMON STOCKS (1.0%)
------------------------------------------------------------------

AIRLINES (0.6%)
Northwest Airlines, Inc.
  (f)(k)                               1,215,104         8,092,593
                                                   ---------------


COMMERCIAL SERVICES (0.0%)++
Dinewise, Inc. (b)(e)(k)               1,627,396            16,274
                                                   ---------------


DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Adelphia Contingent Value
  Vehicle (b)(c)(e)(k)                 2,207,279            22,073
                                                   ---------------


MEDIA (0.1%)
AH Belo Corp. Class A                     27,840           158,688
Haights Cross
  Communications, Inc.
  (b)(d)(e)(k)                           409,133         1,391,052
                                                   ---------------
                                                         1,549,740
                                                   ---------------

RETAIL (0.2%)
Star Gas Partners, L.P. (k)              781,140         2,179,380
                                                   ---------------


SOFTWARE (0.1%)
Quadramed Corp. (b)(k)                    90,040           909,408
                                                   ---------------

TELECOMMUNICATIONS (0.0%)++
Loral Space &
  Communications, Ltd. (k)                43,194           761,077
Remote Dynamics, Inc. (k)                  1,450                 1
                                                   ---------------
                                                           761,078
                                                   ---------------

Total Common Stocks
  (Cost $35,683,923)                                    13,530,546
                                                   ---------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-177


                                          SHARES             VALUE
CONVERTIBLE PREFERRED STOCK (0.4%)
------------------------------------------------------------------

SOFTWARE (0.4%)
QuadraMed Corp.
  5.50% (a)(b)(d)                        278,000   $     5,977,000
                                                   ---------------
Total Convertible Preferred
  Stock
  (Cost $6,646,200)                                      5,977,000
                                                   ---------------



PREFERRED STOCK (0.7%)
------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (0.7%)
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(b)                            9,000         8,752,500
                                                   ---------------
Total Preferred Stock
  (Cost $10,153,831)                                     8,752,500
                                                   ---------------


                                       NUMBER OF
                                        WARRANTS

WARRANTS (0.0%)++
------------------------------------------------------------------

MEDIA (0.0%)++
Haights Cross
  Communications, Inc.
  Strike Price $0.01
  Expire 7/31/08
  (b)(d)(e)(k)                             3,304            11,201
                                                   ---------------
Total Warrants
  (Cost $979)                                               11,201
                                                   ---------------




                                          SHARES

SHORT-TERM INVESTMENT (5.5%)
------------------------------------------------------------------

INVESTMENT COMPANY (5.5%)
State Street Navigator
  Securities Lending Prime
  Portfolio (l)                       72,671,384        72,671,384
                                                   ---------------
Total Short-Term Investment
  (Cost $72,671,384)                                    72,671,384
                                                   ---------------
Total Investments
  (Cost $1,366,646,819) (m)                 95.9%    1,268,281,854
Cash and Other Assets,
  Less Liabilities                           4.1        53,875,906
                                           -----    --------------
Net Assets                                 100.0%  $ 1,322,157,760
                                           =====    ==============







++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to swaps,
     forwards, TBAs, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security. The total market value
     of these securities at June 30, 2008 is
     $17,852,842, which represents 1.4% of the
     Portfolio's net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  Fair valued security. The total market
     value of these securities at June 30,
     2008 is $3,341,120, which represents 0.3%
     of the Portfolio's net assets.
(f)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $70,040,502; cash collateral of
     $72,671,384 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(g)  Floating rate. Rate shown is the rate in
     effect at June 30, 2008.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at June 30,
     2008. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  Non-income producing security.
(l)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(m)  At June 30, 2008, cost is $1,367,339,908
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  17,674,102
     Gross unrealized depreciation    (116,732,156)
                                     -------------
     Net unrealized depreciation     $ (99,058,054)
                                     =============



The following abbreviation is used in the above portfolio:
C$--Canadian Dollar



M-178    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $1,366,646,819) including
  $70,040,502 market
  value of securities loaned        $1,268,281,854
Cash                                   106,945,047
Cash denominated in foreign
  currencies (identified cost
  $206,831)                                201,162
Receivables:
  Dividends and interest                21,747,573
  Investment securities sold             7,931,214
  Fund shares sold                         520,638
Other assets                                22,361
                                    --------------
  Total assets                       1,405,649,849
                                    --------------

LIABILITIES:
Securities lending collateral           72,671,384
Unrealized depreciation on
  unfunded commitments                     111,526
Payables:
  Investment securities purchased        8,556,118
  Fund shares redeemed                     993,943
  Manager (See Note 3)                     644,592
  Shareholder communication                232,227
  Professional fees                        127,549
  NYLIFE Distributors (See Note 3)         124,417
  Custodian                                 23,160
  Directors                                  5,560
Accrued expenses                             1,613
                                    --------------
  Total liabilities                     83,492,089
                                    --------------
Net assets                          $1,322,157,760
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 300 million shares
  authorized                        $    1,336,602
Additional paid-in capital           1,355,298,599
                                    --------------
                                     1,356,635,201
Accumulated undistributed net
  investment income                    160,654,466
Accumulated net realized loss on
  investments                          (96,657,315)
Net unrealized depreciation on
  investments                          (98,364,965)
Net unrealized depreciation on
  unfunded commitments                    (111,526)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies and foreign currency
  forward contracts                          1,899
                                    --------------
Net assets                          $1,322,157,760
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  738,844,771
                                    ==============
Shares of capital stock
  outstanding                           74,495,297
                                    ==============
Net asset value per share
  outstanding                       $         9.92
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  583,312,989
                                    ==============
Shares of capital stock
  outstanding                           59,164,952
                                    ==============
Net asset value per share
  outstanding                       $         9.86
                                    ==============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-179

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 55,505,860
  Dividends                                568,178
  Income from securities
     loaned--net                           449,305
                                      ------------
     Total income                       56,523,343
                                      ------------
EXPENSES:
  Manager (See Note 3)                   2,649,017
  Administration (See Note 3)              917,124
  Distribution and service--Service
     Class
     (See Note 3)                          720,038
  Shareholder communication                127,805
  Professional fees                         77,869
  Directors                                 26,203
  Custodian                                 25,679
  Miscellaneous                             28,670
                                      ------------
     Total expenses                      4,572,405
                                      ------------
Net investment income                   51,950,938
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (20,555,929)
  Foreign currency transactions             39,355
                                      ------------
Net realized loss on investments
  and foreign currency transactions    (20,516,574)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions and
     unfunded commitments              (55,660,282)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts             (7,069)
                                      ------------
Net change in unrealized
  depreciation on investments,
  unfunded commitments and foreign
  currency transactions                (55,667,351)
                                      ------------
Net realized and unrealized loss on
  investments, unfunded commitments
  and foreign currency transactions    (76,183,925)
                                      ------------
Net decrease in net assets
  resulting from operations           $(24,232,987)
                                      ============







M-180    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $   51,950,938   $  111,987,184
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  (20,516,574)      14,476,934
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions         (55,667,351)     (94,965,087)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               (24,232,987)      31,499,031
                             -------------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                        --      (59,471,886)
    Service Class                        --      (39,108,471)
                             -------------------------------
 Total dividends to
  shareholders                           --      (98,580,357)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         57,327,125      195,136,141
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --       98,580,357
 Cost of shares redeemed       (180,995,441)    (236,403,261)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (123,668,316)      57,313,237
                             -------------------------------
    Net decrease in net
     assets                    (147,901,303)      (9,768,089)

NET ASSETS:
Beginning of period           1,470,059,063    1,479,827,152
                             -------------------------------
End of period                $1,322,157,760   $1,470,059,063
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $  160,654,466   $  108,703,528
                             ===============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-181

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            INITIAL CLASS
                            ----------------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------

                               2008*        2007        2006         2005          2004          2003

Net asset value at
  beginning of period        $  10.08     $  10.55    $   9.59    $     9.90    $     9.41    $     7.39
                             --------     --------    --------    ----------    ----------    ----------
Net investment income            0.38(b)      0.80(b)     0.72(b)       0.73(b)       0.70          0.75(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.54)       (0.55)       0.44         (0.46)         0.47          1.93
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  (0.00)(c)    (0.00)(c)   (0.00)(c)      0.02          0.02          0.01
                             --------     --------    --------    ----------    ----------    ----------
Total from investment
  operations                    (0.16)        0.25        1.16          0.29          1.19          2.69
                             --------     --------    --------    ----------    ----------    ----------
Less dividends:
  From net investment
     income                        --        (0.72)      (0.20)        (0.60)        (0.70)        (0.67)
                             --------     --------    --------    ----------    ----------    ----------
Net asset value at end of
  period                     $   9.92     $  10.08    $  10.55    $     9.59    $     9.90    $     9.41
                             ========     ========    ========    ==========    ==========    ==========
Total investment return
  (g)                           (1.60%)(e)    2.31%      12.04%         2.94%(d)     12.72%        36.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          7.70%+       7.53%       7.20%         7.39%         7.40%         8.51%
  Net expenses                   0.56%+       0.55%       0.56%         0.45%         0.59%         0.60%
  Expenses (before
     reimbursement)              0.56%+       0.55%       0.56%         0.55%         0.59%         0.60%
Portfolio turnover rate            14%          45%         48%           45%           39%           43%
Net assets at end of
  period (in 000's)          $738,845     $866,747    $969,910    $1,022,911    $1,167,527    $1,114,766




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-182    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          SERVICE CLASS
      ------------------------------------------------------------------------------------
                                                                                 JUNE 4,
      SIX MONTHS                                                                 2003(A)
         ENDED                                                                   THROUGH
       JUNE 30,                     YEAR ENDED DECEMBER 31,                   DECEMBER 31,
      ------------------------------------------------------------------------------------

         2008*          2007          2006          2005          2004            2003

       $  10.03       $  10.51      $   9.56      $   9.88      $   9.40         $  8.69
       --------       --------      --------      --------      --------         -------
           0.36(b)        0.77(b)       0.69(b)       0.71(b)       0.68            0.44(b)
          (0.53)         (0.55)         0.44         (0.47)         0.47            0.92

          (0.00)(c)      (0.00)(c)     (0.00)(c)      0.02          0.02            0.00(c)
       --------       --------      --------      --------      --------         -------
          (0.17)          0.22          1.13          0.26          1.17            1.36
       --------       --------      --------      --------      --------         -------

             --          (0.70)        (0.18)        (0.58)        (0.69)          (0.65)
       --------       --------      --------      --------      --------         -------
       $   9.86       $  10.03      $  10.51      $   9.56      $   9.88         $  9.40
       ========       ========      ========      ========      ========         =======
          (1.72%)(e)      2.05%        11.76%         2.66%(d)     12.44%          15.66%(e)

           7.45%+         7.28%         6.95%         7.14%         7.15%           8.26%+(f)
           0.81%+         0.80%         0.81%         0.70%         0.84%           0.85%+
           0.81%+         0.80%         0.81%         0.80%         0.84%           0.85%+
             14%            45%           48%           45%           39%             43%
       $583,313       $603,312      $509,917      $400,109      $276,241         $79,608




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-183

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -12.93%       -15.13%        8.71%         3.94%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                              MAINSTAY VP
                              ICAP SELECT      S&P 500/CITIGROUP     S&P 500
                           EQUITY PORTFOLIO       VALUE INDEX         Index
                           ----------------    -----------------     -------
6/30/98                        10000.00             10000.00        10000.00
                               11443.00             11654.00        12276.00
                               10880.00             11059.00        13165.00
                               11610.00             11935.00        11213.00
                               10135.00              9776.00         9196.00
                                9694.00              9596.00         9219.00
                               11613.00             11732.00        10981.00
                               12499.00             13043.00        11675.00
                               13927.00             14689.00        12683.00
                               17340.00             17886.00        15294.00
6/30/08                        14716.00             14265.00        13287.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -13.04%       -15.34%        8.44%         3.68%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                 MAINSTAY VP
                 ICAP SELECT      S&P 500/CITIGROUP     S&P 500
              EQUITY PORTFOLIO       VALUE INDEX         Index
              ----------------    -----------------     -------
6/30/98           10000.00             10000.00        10000.00
                  11415.00             11654.00        12276.00
                  10826.00             11059.00        13165.00
                  11524.00             11935.00        11213.00
                  10035.00              9776.00         9196.00
                   9575.00              9596.00         9219.00
                  11442.00             11732.00        10981.00
                  12284.00             13043.00        11675.00
                  13658.00             14689.00        12683.00
                  16962.00             17886.00        15294.00
6/30/08           14360.00             14265.00        13287.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                         -11.91%       -13.12%        7.58%         2.88%
S&P 500/Citigroup Value Index(3)            -16.04        -20.25         8.25          3.62
Average Lipper Variable Products Large-
Cap Value Portfolio(4)                      -13.66        -18.00         7.44          3.82



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 8.70% and 3.94% for Initial Class shares and 8.44% and 3.68% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-184    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $870.70         $3.63          $1,020.98         $3.92
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $869.60         $4.79          $1,019.74         $5.17
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-185

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Pharmaceuticals                         13.1%
Oil, Gas & Consumable Fuels              9.5
Industrial Conglomerates                 7.6
Media                                    6.0
Chemicals                                5.1
Diversified Telecommunication
  Services                               4.6
Wireless Telecommunication Services      4.2
Energy Equipment & Services              4.1
Commercial Banks                         3.9
Semiconductors & Semiconductor
  Equipment                              3.9
Communications Equipment                 3.8
Diversified Financial Services           3.7
Computers & Peripherals                  3.6
Household Products                       3.6
Beverages                                3.3
Multiline Retail                         3.0
Capital Markets                          2.9
Food & Staples Retailing                 2.8
Insurance                                2.7
Consumer Finance                         2.1
Electronic Equipment & Instruments       1.8
Building Products                        1.6
Hotels, Restaurants & Leisure            1.4
Short-Term Investment
  (collateral from securities lending
     is 5.3%)                            5.3
Liabilities in Excess of Cash and
  Other Assets                          -3.6
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-188 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Wyeth
    2.  E.I. du Pont de Nemours & Co.
    3.  General Electric Co.
    4.  AT&T, Inc.
    5.  Johnson & Johnson
    6.  Vodafone Group PLC, ADR
    7.  Baker Hughes, Inc.
    8.  Texas Instruments, Inc.
    9.  Cisco Systems, Inc.
   10.  JPMorgan Chase & Co.







M-186    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP ICAP Select Equity Portfolio returned -12.93% for Initial Class shares and -13.04% for Service Class shares. Both share classes outperformed the -13.66% return of the average Lipper(1) Variable Products Large-Cap Value Portfolio and underperformed the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE?

Favorable stock selection helped the Portfolio's financial holdings outperform the financials sector of the S&P 500(R) Index. Unfortunately, the Portfolio as a whole ended the reporting period with lower performance than the Index.

WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2008 AND WHICH SECTORS DETRACTED THE MOST?

The Portfolio sectors that made the strongest contributions to the Portfolio's performance relative to the S&P 500(R) Index were financials, energy and materials. The sectors that detracted the most from the Portfolio's relative performance were consumer discretionary, industrials and information technology.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the strongest individual positive contributors to the Portfolio's performance during the reporting period included XTO Energy, Baker Hughes and Wyeth. XTO Energy and Baker Hughes benefited from increased global demand for energy during the reporting period.

Major detractors from the Portfolio's performance included Merck & Co., General Electric and Motorola. We eliminated Merck & Co. and Motorola from the Portfolio during the reporting period.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE FIRST HALF OF 2008?

We added PepsiCo to the Portfolio on our anticipation of growth in the company's attractive international consumer franchise. We initiated a position in Goldman Sachs, as we believed that the company's strong risk-management and relatively low exposure to subprime mortgages had positioned the company to benefit more than its peers in the down-trodden financials sector. Norfolk Southern and Coca-Cola were both eliminated from the Portfolio during the reporting period after the stocks reached our price targets.

WERE THERE ANY SIGNIFICANT SECTOR-WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the first six months of 2008, the Portfolio's most significant increases in sector exposure relative to the S&P 500(R) Index were in consumer discretionary, financials and materials. Over the same period, the Portfolio's most significant decreases in relative sector exposure were in industrials, health care and consumer staples.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2008, the Portfolio's most significant overweight sector positions relative to the S&P 500(R) Index were in telecommunication services, consumer discretionary and health care. On the same date, the Portfolio's most significant underweight sector positions were in utilities, information technology and energy.



The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                mainstayinvestments.com    M-187

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES          VALUE
COMMON STOCKS (98.3%)+
--------------------------------------------------------------

BEVERAGES (3.3%)
PepsiCo, Inc.                          484,150   $  30,787,098
                                                 -------------


BUILDING PRODUCTS (1.6%)
Masco Corp. (a)                        959,794      15,097,560
                                                 -------------


CAPITAL MARKETS (2.9%)
Goldman Sachs Group, Inc.
  (The)                                156,031      27,289,822
                                                 -------------


CHEMICALS (5.1%)
V  E.I. du Pont de Nemours &
  Co.                                1,128,663      48,408,356
                                                 -------------


COMMERCIAL BANKS (3.9%)
SunTrust Banks, Inc.                   429,660      15,562,285
Wells Fargo & Co. (a)                  884,094      20,997,232
                                                 -------------
                                                    36,559,517
                                                 -------------

COMMUNICATIONS EQUIPMENT (3.8%)
V  Cisco Systems, Inc. (b)           1,555,621      36,183,744
                                                 -------------


COMPUTERS & PERIPHERALS (3.6%)
Hewlett-Packard Co.                    767,849      33,946,604
                                                 -------------


CONSUMER FINANCE (2.1%)
Capital One Financial Corp.
  (a)                                  513,974      19,536,152
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (3.7%)
V  JPMorgan Chase & Co.              1,030,964      35,372,375
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (4.6%)
V  AT&T, Inc.                        1,283,304      43,234,512
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Tyco Electronics, Ltd.                 463,344      16,596,982
                                                 -------------


ENERGY EQUIPMENT & SERVICES (4.1%)
V  Baker Hughes, Inc.                  448,875      39,204,743
                                                 -------------


FOOD & STAPLES RETAILING (2.8%)
CVS Caremark Corp.                     672,994      26,630,373
                                                 -------------


HOTELS, RESTAURANTS & LEISURE (1.4%)
InterContinental Hotels Group
  PLC, ADR (c)                         968,548      12,910,745
                                                 -------------

HOUSEHOLD PRODUCTS (3.6%)
Procter & Gamble Co. (The)             558,836      33,982,817
                                                 -------------


INDUSTRIAL CONGLOMERATES (7.6%)
V  General Electric Co.              1,700,821      45,394,912
Textron, Inc.                           541,434     25,950,932
                                                 -------------
                                                    71,345,844
                                                 -------------

INSURANCE (2.7%)
ACE, Ltd.                              463,510      25,534,766
                                                 -------------


MEDIA (6.0%)
News Corp. Class A                   1,982,495      29,816,725
Viacom, Inc. Class B (b)               871,350      26,611,029
                                                 -------------
                                                    56,427,754
                                                 -------------

MULTILINE RETAIL (3.0%)
Target Corp.                           613,152      28,505,436
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (9.5%)
BP PLC, Sponsored ADR (c)              360,300      25,066,071
Marathon Oil Corp.                     650,650      33,749,216
Occidental Petroleum Corp.             338,834      30,447,623
                                                 -------------
                                                    89,262,910
                                                 -------------

PHARMACEUTICALS (13.1%)
V  Johnson & Johnson                   632,681      40,706,696
Schering-Plough Corp.                1,595,675      31,418,841
V  Wyeth                              1,071,248     51,377,054
                                                 -------------
                                                   123,502,591
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
V  Texas Instruments, Inc.           1,311,483      36,931,361
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES (4.2%)
V  Vodafone Group PLC, ADR
  (c)                                1,361,917      40,122,075
                                                 -------------
Total Common Stocks
  (Cost $1,032,518,413)                            927,374,137
                                                 -------------


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.


M-188    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
SHORT-TERM INVESTMENT (5.3%)
--------------------------------------------------------------

INVESTMENT COMPANY (5.3%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)               49,743,795   $  49,743,795
                                                 -------------
Total Short-Term Investment
  (Cost $49,743,795)                                49,743,795
                                                 -------------
Total Investments
  (Cost $1,082,262,208) (e)              103.6%    977,117,932
Liabilities in Excess of
  Cash and Other Assets                   (3.6)    (33,669,169)
                                         -----    ------------
Net Assets                               100.0%  $ 943,448,763
                                         =====    ============






(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $47,419,815; cash collateral of
     $49,743,795 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $1,082,932,157
     for federal income tax purposes and net
     unrealized depreciation is as follows:



    Gross unrealized appreciation    $  16,888,663
    Gross unrealized depreciation     (122,702,888)
                                     -------------
    Net unrealized depreciation      $(105,814,225)
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-189

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $1,082,262,208) including
  $47,419,815 market
  value of securities loaned        $  977,117,932
Cash                                    13,283,133
Receivables:
  Investment securities sold            25,522,951
  Dividends and interest                 2,644,924
  Fund shares sold                       1,248,255
Other assets                                20,811
                                    --------------
     Total assets                    1,019,838,006
                                    --------------

LIABILITIES:
Securities lending collateral           49,743,795
Payables:
  Investment securities purchased       25,343,598
  Manager (See Note 3)                     604,902
  Fund shares redeemed                     407,096
  Shareholder communication                144,872
  NYLIFE Distributors (See Note 3)          61,049
  Professional fees                         52,297
  Custodian                                 22,081
  Directors                                  6,487
Accrued expenses                             3,066
                                    --------------
     Total liabilities                  76,389,243
                                    --------------
Net assets                          $  943,448,763
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      763,678
Additional paid-in capital           1,020,572,312
                                    --------------
                                     1,021,335,990
Accumulated undistributed net
  investment income                      9,372,317
Accumulated undistributed net
  realized gain on investments          17,884,732
Net unrealized depreciation on
  investments                         (105,144,276)
                                    --------------
Net assets                          $  943,448,763
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  666,929,171
                                    ==============
Shares of capital stock
  outstanding                           53,882,605
                                    ==============
Net asset value per share
  outstanding                       $        12.38
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  276,519,592
                                    ==============
Shares of capital stock
  outstanding                           22,485,239
                                    ==============
Net asset value per share
  outstanding                       $        12.30
                                    ==============







M-190    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   7,558,983
  Interest                                  92,028
  Income from securities
     loaned--net                            69,345
                                     -------------
     Total income                        7,720,356
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,859,395
  Administration (See Note 3)              261,356
  Distribution and
     service--Service Class
     (See Note 3)                          237,102
  Shareholder communication                 65,976
  Professional fees                         42,049
  Custodian                                 12,181
  Directors                                 10,308
  Miscellaneous                             16,145
                                     -------------
     Total expenses before waiver        2,504,512
  Expense waiver from Manager (See
     Note 3)                              (137,249)
                                     -------------
     Net expenses                        2,367,263
                                     -------------
Net investment income                    5,353,093
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (12,643,287)
Net change in unrealized
  appreciation on investments         (121,601,925)
                                     -------------
Net realized and unrealized loss
  on investments                      (134,245,212)
                                     -------------
Net decrease in net assets
  resulting from operations          $(128,892,119)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $110,893.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-191

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                                    2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $   5,353,093     $  4,020,104
 Net realized gain (loss) on
  investments                                (12,643,287)      30,780,007
 Net change in unrealized appreciation
  on investments                            (121,601,925)     (20,103,208)
                                           ------------------------------
 Net increase (decrease) in net assets
  resulting from operations                 (128,892,119)      14,696,903
                                           ------------------------------

Dividends and distributions to shareholders:
 From net investment income:
  Initial Class                                       --       (1,118,754)
  Service Class                                       --         (574,236)
                                           ------------------------------
                                                      --       (1,692,990)
                                           ------------------------------
 From net realized gain on investments:
  Initial Class                                       --       (7,391,829)
  Service Class                                       --       (4,340,753)
                                           ------------------------------
                                                      --      (11,732,582)
                                           ------------------------------
 Total dividends and distributions to
  shareholders                                        --      (13,425,572)
                                           ------------------------------

Capital share transactions:
 Net proceeds from sale of shares             71,045,268      130,586,644
 Net asset value of shares issued in
  connection with the acquisition of
  VP Value Portfolio                         641,916,334               --
 Net asset value of shares issued in
  connection with the acquisition of
  VP Income & Growth Portfolio                        --      109,836,195
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                         --       13,425,572
 Cost of shares redeemed                     (49,688,134)     (29,591,831)
                                           ------------------------------
    Increase in net assets derived from
     capital share transactions              663,273,468      224,256,580
                                           ------------------------------
    Net increase in net assets               534,381,349      225,527,911

NET ASSETS:
Beginning of period                          409,067,414      183,539,503
                                           ------------------------------
End of period                              $ 943,448,763     $409,067,414
                                           ==============================
Accumulated undistributed net investment
 income at end of period                   $   9,372,317     $  4,019,224
                                           ==============================








M-192    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-193

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INITIAL CLASS
                            -------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                    YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------------------

                               2008*        2007        2006        2005       2004       2003

Net asset value at
  beginning of period        $  14.22     $  13.75    $  11.61    $ 11.23    $ 10.18    $  8.01
                             --------     --------    --------    -------    -------    -------
Net investment income            0.14(b)      0.11        0.19(b)    0.15(b)    0.11       0.07(b)
Net realized and
  unrealized gain (loss)
  on investments                (1.98)        0.87        2.04       0.46       1.04       2.17
                             --------     --------    --------    -------    -------    -------
Total from investment
  operations                    (1.84)        0.98        2.23       0.61       1.15       2.24
                             --------     --------    --------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.07)      (0.03)     (0.11)     (0.10)     (0.07)
  From net realized gain
     on investments                --        (0.44)      (0.06)     (0.12)        --         --
                             --------     --------    --------    -------    -------    -------
Total dividends and
  distributions                    --        (0.51)      (0.09)     (0.23)     (0.10)     (0.07)
                             --------     --------    --------    -------    -------    -------
Net asset value at end of
  period                     $  12.38     $  14.22    $  13.75    $ 11.61    $ 11.23    $ 10.18
                             ========     ========    ========    =======    =======    =======
Total investment return
  (f)                          (12.93%)(c)    6.86%      19.31%      5.44%(e)  11.37%     27.95%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.06%+       1.45%       1.50%      1.35%      1.04%      0.87%
  Net expenses                   0.78%+       0.80%       0.88%#     0.77%#     0.96%      0.99%
  Expenses (before
     waiver/reimbursement)       0.83%+       0.85%       0.94%#     0.91%#     0.96%      0.99%
Portfolio turnover rate            62%         117%        130%        55%        75%        73%
Net assets at end of
  period (in 000's)          $666,929     $250,237    $137,191    $66,657    $71,543    $62,229




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
#    Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31,
     2006 and 2005, respectively.





M-194    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      -----------------------------------------------------------------------
                                                                    JUNE 5,
      SIX MONTHS                                                    2003(A)
         ENDED                                                      THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,             DECEMBER 31,
      -----------------------------------------------------------------------

         2008*        2007        2006       2005       2004         2003

       $  14.14     $  13.71    $ 11.59    $ 11.21    $ 10.17       $ 8.97
       --------     --------    -------    -------    -------       ------
           0.11(b)      0.03       0.15(b)    0.13(b)    0.09         0.03(b)
          (1.95)        0.90       2.05       0.46       1.04         1.24
       --------     --------    -------    -------    -------       ------
          (1.84)        0.93       2.20       0.59       1.13         1.27
       --------     --------    -------    -------    -------       ------

             --        (0.06)     (0.02)     (0.09)     (0.09)       (0.07)
             --        (0.44)     (0.06)     (0.12)        --           --
       --------     --------    -------    -------    -------       ------
             --        (0.50)     (0.08)     (0.21)     (0.09)       (0.07)
       --------     --------    -------    -------    -------       ------
       $  12.30     $  14.14    $ 13.71    $ 11.59    $ 11.21       $10.17
       ========     ========    =======    =======    =======       ======
         (13.04%)(c)    6.59%     19.00%      5.21%(e)  11.09%       14.13%(c)

           1.74%+       1.18%      1.23%      1.10%      0.79%        0.62%+(d)
           1.03%+       1.05%      1.13%#     1.02%#     1.21%        1.24%+
           1.08%+       1.10%      1.19%#     1.16%#     1.21%        1.24%+
             62%         117%       130%        55%        75%          73%
       $276,520     $158,831    $46,349    $28,632    $22,474       $6,033




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-195

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.10%       -11.60%        13.33%        6.21%




                                            (After Portfolio operating expenses)

                                      MAINSTAY VP
                                 INTERNATIONAL EQUITY    MSCI EAFE(R)
                                       PORTFOLIO             INDEX
                                 --------------------    ------------
6/30/98                                10000.00            10000.00
                                       10532.00            10762.00
                                       12117.00            12608.00
                                        9547.00             9632.00
                                        9974.00             8718.00
                                        9775.00             8154.00
                                       11979.00            10794.00
                                       13605.00            12268.00
                                       16349.00            15525.00
                                       20671.00            19718.00
6/30/08                                18273.00            17625.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.21%       -11.82%        13.05%        5.96%




                                            (After Portfolio operating expenses)

                   MAINSTAY VP
              INTERNATIONAL EQUITY    MSCI EAFE(R)
                    PORTFOLIO            INDEX
              --------------------    ------------
6/30/98             10000.00           10000.00
                    10506.00           10762.00
                    12057.00           12608.00
                     9479.00            9632.00
                     9878.00            8718.00
                     9656.00            8154.00
                    11805.00           10794.00
                    13375.00           12268.00
                    16035.00           15525.00
                    20224.00           19718.00
6/30/08             17833.00           17625.00







 BENCHMARK PERFORMANCE           SIX       ONE      FIVE     TEN
                               MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------------
MSCI EAFE(R) Index(3)          -10.96%   -10.61%   16.67%    5.83%
Average Lipper Variable
Products International Core
Portfolio(4)                   -10.66     -8.99    16.17     6.13



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 13.32% and 6.21% for Initial Class shares and 13.05% and 5.95% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-196    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)

INITIAL CLASS SHARES           $1,000.00        $899.00         $4.34          $1,020.29         $4.62
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $897.90         $5.52          $1,019.05         $5.87
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.92% for Initial Class and 1.17% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-197

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Common Stocks                                   87.00
Short-Term Investment (collateral from
  securities lending is 9.4%)                    9.40
Exchange Traded Funds                            4.90
Warrants                                         3.30
Liabilities in Excess of Cash and Other
  Assets                                        (4.60)





See Portfolio of Investments on page M-201 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Snam Rete Gas S.p.A.
    2.  Tesco PLC
    3.  Roche Holding A.G.(+)
    4.  TNT N.V.
    5.  Nestle S.A.
    6.  Novartis A.G.(+)
    7.  Ryanair Holdings PLC Class A
    8.  Reed Elsevier N.V.
    9.  Mediaset S.p.A.
   10.  BP PLC, Sponsored ADR




+ Security trades on more than one exchange.



M-198    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP International Equity Portfolio returned -10.10% for Initial Class shares and -10.21% for Service Class shares. Both share classes outperformed the -10.66% return of the average Lipper(1) Variable Products International Core Portfolio and the -10.96% return of the Morgan Stanley Capital International EAFE(R) Index(1) for the six months ended June 30, 2008. The Morgan Stanley Capital International EAFE(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We remained focused on the analysis of individual business models and attempted to invest in quality companies at reasonable valuations rather than base our decisions on market perceptions. This approach directed the Portfolio toward food & staples retailing, insurance and media companies at the expense of capital goods, materials and banks.(2)

We attribute the Portfolio's outperformance of its peers and its benchmark to multiple factors, including being overweight in the insurance industry group, underweight in banks and having an overweight position in Snam Rete Gas, the Italy-based regulated gas transmission and liquefied natural gas (LNG) storage company.

WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH MARKET SEGMENTS
WERE PARTICULARLY WEAK?

During the reporting period, insurance and banks were the industry groups that made the strongest-contributions to the Portfolio's performance relative to the MSCI EAFE(R) Index. The relative contributions resulted from security selection and from the Portfolio's underweight position in banks. Fortunately, some movement in the financials sector had an indirect relationship to the ongoing credit crisis. The pharmaceuticals, biotechnology & life sciences industry group was also a strong contributor to the Portfolio's relative results, as two Switzerland-based global prescription drug manufacturers--Novartis and Roche Holdings--outperformed.

Although materials was the strongest-performing industry group in the MSCI EAFE(R) Index, the Portfolio remained underweight, making materials the Portfolio's weakest contributor to relative performance on an industry-group basis. The media industry group also detracted from relative performance, mainly because of an overweight position in Italian media company Mediaset.

WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

The strongest individual contributor to the Portfolio's performance was Snam Rete Gas, which benefited from LNG storage, regulated returns and a growing gas pipeline network as Italy continued to emphasize energy independence. Hannover Rueckversicherung A.G., which offers health, accident, damage, property and high-risk specialty reinsurance worldwide, raised its full-year profit target and the company's shares outperformed. Roche Holdings, the Switzerland-based global pharmaceutical company and world's largest manufacturer of cancer medicines, advanced when recent studies eased concerns that Roche's Avastin tumor drug might lose market share to Merk KGaA's Erbitux treatment.

During the reporting period, the weakest performer in the Portfolio was Mediaset, which operates television broadcasting and television production businesses in Italy. As an industry group, media underperformed on growing concerns about faltering economies. Tesco, the largest food retailer in the United Kingdom and the Portfolio's largest holding,

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

2. Information about sectors, industry groups and regional exposure is for informational purposes only. The Portfolio uses a bottom-up stock-selection process that evaluates each stock on its individual merits. Decisions are not driven by top-down macroeconomic, regional or industry-group evaluations.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-199
also detracted from the Portfolio's performance. Tesco shares underperformed when the company announced that it would hold off further expansion in the United States until results to date could be evaluated. Economic issues in the United Kingdom have also put pressure on many U.K. stocks. We remain optimistic about the company's U.S. prospects and continued to hold the stock. A third detractor was Ryanair, Europe's largest low-cost airline, which is based in Ireland. High oil prices put extreme pressure on airline margins. Although the company is not immune to higher costs, we felt that Ryanair was positioned to weather the storm.

DID THE PORTFOLIO MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its exposure to the energy sector by adding to existing positions in Total and ENI, both major global integrated oil companies. With the price of oil at record highs and steady demand from emerging nations, we felt that major oil companies were positioned to benefit. The Portfolio also increased its exposure to the utilities industry group by adding to existing holdings in Snam Rete Gas and Italian electric-power provider Terna. Both are regulated companies with decent dividend yields.

The Portfolio either sold or trimmed back a number of its financial positions to reduce exposure to ongoing credit issues. The Portfolio's position in German automaker Bayerische Motoren Werke A.G. (BMW) was eliminated on concerns that the strong euro and deteriorating economic conditions could put pressure on margins and profits. The Portfolio sold its position in Finland-based information technology company TietoEnator, after the company received an acquisition bid and made its regular dividend payment.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

The Portfolio's industry-group and regional weightings reflect our bottom-up stock-selection process, which evaluates each stock on its individual merits. Decisions are not driven by macroeconomic, regional or industry-group evaluations.

As of June 30, 2008, the Portfolio was overweight in media, transportation and technology hardware & equipment. As of the same date, the Portfolio was underweight in materials, banks and capital goods. At the end of the reporting period, the Portfolio was market weight in energy and telecommunication services. From a regional perspective, we continued to find fewer compelling opportunities in Japan than we found in Europe and the rest of Asia. As a result, the Portfolio remained underweight in Japan.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-200    MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (87.0%)+
--------------------------------------------------------------

BELGIUM (1.1%)
Mobistar S.A. (wireless
  telecommunication
  services)                             82,000   $   6,660,010
                                                 -------------


FINLAND (0.2%)
Nokia OYJ, Sponsored ADR
  (communications equipment)
  (a)                                   53,200       1,303,400
                                                 -------------


FRANCE (4.8%)
Neopost S.A. (office
  electronics)                          60,300       6,368,277
Sanofi-Aventis, ADR
  (pharmaceuticals) (a)                 41,500       1,379,045
Societe Television Francaise
  1 (media) (b)                        427,810       7,109,222
Total S.A. (oil, gas &
  consumable fuels)                    122,500      10,443,222
Vivendi S.A. (media)                    75,600       2,862,004
                                                 -------------
                                                    28,161,770
                                                 -------------

GERMANY (6.1%)
Altana A.G. (chemicals)                 29,700         509,731
Hannover Rueckversicherung
  A.G. (insurance) (b)                 308,395      15,212,085
Henkel KGaA (household
  products)                             58,000       2,303,266
Puma A.G. Rudolf Dassler
  Sport (textiles, apparel &
  luxury goods)                         32,542      10,896,905
Rheinmetall A.G. (industrial
  conglomerates)                        21,076       1,520,565
Siemens A.G. (industrial
  conglomerates)                        40,900       4,529,061
Wincor Nixdorf A.G.
  (computers & peripherals)             16,700       1,159,443
                                                 -------------
                                                    36,131,056
                                                 -------------

GREECE (2.8%)
OPAP S.A. (hotels,
  restaurants & leisure)               469,163      16,324,997
                                                 -------------


HONG KONG (0.8%)
Esprit Holdings, Ltd.
  (specialty retail)                   436,800       4,546,439
Yue Yuen Industrial
  Holdings, Ltd. (textiles,
  apparel & luxury goods)              163,500         387,869
                                                 -------------
                                                     4,934,308
                                                 -------------

INDIA (0.1%)
Infosys Technologies, Ltd.,
  Sponsored ADR (IT
  Services) (a)(b)                      10,800         469,368
                                                 -------------


IRELAND (0.3%)
C&C Group PLC (beverages)              262,920       1,434,722
                                                 -------------


ITALY (14.2%)
Assicurazioni Generali
  S.p.A. (insurance)                   192,600       7,371,402
ENI S.p.A. (oil, gas &
  consumable fuels)                    249,200       9,279,563
Geox S.p.A. (textiles,
  apparel & luxury goods)
  (b)                                   70,200         711,527
Intesa Sanpaolo S.p.A.
  (commercial banks)                   854,600       4,862,374
Intesa Sanpaolo S.p.A. RNC
  shares (commercial banks)            326,600       1,681,254
V  Mediaset S.p.A. (media)
  (b)                                2,733,068      17,965,320
V  Snam Rete Gas S.p.A.
  (gas utilities)                    4,053,871      27,666,542
Telecom Italia S.p.A.
  (diversified
  telecommunication
  services)                          4,414,900       7,117,730
Terna S.p.A. (electric
  utilities)                         1,714,792       7,252,469
                                                 -------------
                                                    83,908,181
                                                 -------------

JAPAN (9.6%)
Advantest Corp.
  (semiconductors &
  semiconductor equipment)               7,900         166,852
ASKUL Corp. (internet &
  catalog retail) (b)                   45,900         857,242
Canon, Inc. (office
  electronics)                         157,250       8,060,640
Keyence Corp. (electronic
  equipment & instruments)              17,000       4,042,557
Murata Manufacturing Co.,
  Ltd. (electronic equipment
  & instruments)                        78,300       3,714,016
Nintendo Co., Ltd.
  (software)                             5,000       2,820,549
Nitto Denko Corp.
  (chemicals)                           36,800       1,409,839
NTT DoCoMo, Inc. (wireless
  telecommunication
  services)                              8,121      11,909,649
NTT DoCoMo, Inc., Sponsored
  ADR (wireless
  telecommunication
  services) (a)                         56,600         826,360
OBIC Co., Ltd. (IT Services)            25,460       4,266,309
Otsuka Corp. (IT Services)              32,700       2,253,612
RICOH Co., Ltd. (office
  electronics)                         560,700      10,148,795
ROHM Co., Ltd.
  (semiconductors &
  semiconductor equipment)              27,000       1,549,278
Ryohin Keikaku Co., Ltd.
  (multiline retail)                    43,400       2,315,971
Takeda Pharmaceutical Co.,
  Ltd. (pharmaceuticals)                38,600       1,957,512
Tokyo Gas Co., Ltd. (gas
  utilities)                           180,800         727,419
                                                 -------------
                                                    57,026,600
                                                 -------------

NETHERLANDS (8.0%)
ING Groep N.V. (diversified
  financial services)                   82,900       2,619,796
Randstad Holdings N.V.
  (commercial services &
  supplies)                            134,195       4,682,291


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-201


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
NETHERLANDS (CONTINUED)
V  Reed Elsevier N.V.
  (media)                            1,114,252   $  18,690,182
V  TNT N.V. (air freight &
  logistics)                           633,542      21,519,333
                                                 -------------
                                                    47,511,602
                                                 -------------

NORWAY (0.2%)
Tandberg ASA (communications
  equipment) (b)                        76,700       1,256,070
                                                 -------------


SINGAPORE (1.1%)
DBS Group Holdings, Ltd.
  (commercial banks)                   283,000       3,931,616
Venture Corp., Ltd.
  (electronic equipment &
  instruments)                         385,700       2,787,030
                                                 -------------
                                                     6,718,646
                                                 -------------

SPAIN (1.2%)
Antena 3 de Television S.A.
  (media) (b)                          381,985       3,106,287
Banco Popular Espanol S.A.
  (commercial banks) (b)               108,030       1,492,722
Indra Sistemas S.A. (IT
  Services)                            100,400       2,603,948
                                                 -------------
                                                     7,202,957
                                                 -------------

SWEDEN (1.9%)
Assa Abloy AB Class B
  (building products)                  239,400       3,459,925
Svenska Handelsbanken Class
  A (commercial banks)                 118,400       2,799,347
Telefonaktiebolaget LM
  Ericsson Class B
  (communications equipment)           465,800       4,806,733
                                                 -------------
                                                    11,066,005
                                                 -------------

SWITZERLAND (12.5%)
Actelion, Ltd. Registered
  (biotechnology) (c)                   47,577       2,531,463
Alcon, Inc. (health care
  equipment & supplies)                 10,250       1,668,597
Geberit A.G. (building
  products)                             30,808       4,512,182
V  Nestle S.A. Registered
  (food products)                      447,710      20,180,907
V  Novartis A.G. Registered
  (pharmaceuticals)                    224,480      12,309,703
V  Novartis A.G., ADR
  (pharmaceuticals) (a)                135,400       7,452,416
V  Roche Holding A.G.
  Genusscheine
  (pharmaceuticals)                    131,866      23,662,146
V  Roche Holdings A.G.,
  Sponsored ADR
  (pharmaceuticals) (a)                 14,500       1,309,640
Temenos Group A.G.
  (software) (b)(c)                      6,637         204,651
                                                 -------------
                                                    73,831,705
                                                 -------------

UNITED KINGDOM (19.0%)
ARM Holdings PLC
  (semiconductors &
  semiconductor equipment)           1,042,200       1,755,738
V  BP PLC, Sponsored ADR
  (oil, gas & consumable
  fuels) (a)                           243,100      16,912,467
Cobham PLC (aerospace &
  defense)                             433,916       1,706,978
Diageo PLC (beverages)                 582,129      10,691,868
GlaxoSmithKline PLC
  (pharmaceuticals)                     64,400       1,423,309
Intertek Group PLC
  (commercial services &
  supplies)                             49,400         970,500
Lloyds TSB Group PLC
  (commercial banks)                 1,639,657      10,048,752
Michael Page International
  PLC (commercial services &
  supplies)                            508,700       2,363,465
Rolls-Royce Group PLC
  (aerospace & defense) (c)          1,260,630       8,559,565
Royal Dutch Shell PLC Class
  A, ADR (oil, gas &
  consumable fuels) (a)                120,500       9,846,055
Scottish & Southern Energy
  PLC
  (electric utilities)                 281,260       7,848,842
Shire, Ltd.
  (pharmaceuticals)                    216,200       3,543,084
Shire, Ltd., ADR
  (pharmaceuticals) (a)                 15,500         761,515
Smith & Nephew PLC (health
  care equipment & supplies)            88,200         968,690
V  Tesco PLC (food &
  staples retailing)                 3,729,199      27,384,824
Vodafone Group PLC, ADR
  (wireless
  telecommunication
  services) (a)                        253,624       7,471,763
                                                 -------------
                                                   112,257,415
                                                 -------------

UNITED STATES (3.1%)
Aflac, Inc. (insurance)                243,650      15,301,219
Synthes, Inc. (health care
  equipment & supplies)                  3,900         535,153
Tim Hortons, Inc. (hotels,
  restaurants & leisure)                89,300       2,555,432
                                                 -------------
                                                    18,391,804
                                                 -------------
Total Common Stocks
  (Cost $520,072,034)                              514,590,616
                                                 -------------



EXCHANGE TRADED FUNDS (4.9%) (D)
--------------------------------------------------------------

UNITED STATES (4.9%)
iShares MSCI EAFE Index Fund
  (capital markets) (e)                142,900       9,817,230
iShares S&P Europe 350 Index
  Fund (capital markets) (b)           120,900      11,753,898
Vanguard Europe Pacific ETF
  (capital markets) (b)                172,200       7,380,492
                                                 -------------
Total Exchange Traded Funds
  (Cost $29,654,516)                                28,951,620
                                                 -------------





M-202    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NUMBER OF
                                      WARRANTS           VALUE

WARRANTS (3.3%)
--------------------------------------------------------------

IRELAND (3.3%)
 v  Ryanair Holdings PLC
  Class A
  Strike Price E0.000001
  Expire 4/03/18 (airlines)
  (c)(f)                             4,360,292   $  19,414,395
                                                 -------------
Total Warrants
  (Cost $17,553,878)                                19,414,395
                                                 -------------




                                        SHARES

SHORT-TERM INVESTMENT (9.4%)
--------------------------------------------------------------

INVESTMENT COMPANY (9.4%)

UNITED STATES (9.4%)
State Street Navigator
  Securities Lending Prime
  Portfolio (capital
  markets) (g)                      55,677,628      55,677,628
                                                 -------------
Total Short-Term Investment
  (Cost $55,677,628)                                55,677,628
                                                 -------------
Total Investments
  (Cost $622,958,056) (h)                104.6%    618,634,259
Liabilities in Excess of
  Cash and Other Assets                   (4.6)    (27,044,181)
                                         -----    ------------
Net Assets                               100.0%  $ 591,590,078
                                         =====    ============





+++ All of the Portfolio's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  ADR--American Depositary Receipt.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $52,503,681; cash collateral of
     $55,677,628 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  Non-income producing security.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of June 30, 2008, the MSCI EAFE Index consisted of the following 21 developed-market country indices: Australia,
     Austria, Belgium, Denmark, Finland,
     France, Germany, Greece, Hong Hong,
     Ireland, Italy, Japan, the Netherlands,
     New Zealand, Norway, Portugal, Singapore,
     Spain, Sweden, Switzerland and the United
     Kingdom.
(f)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(g)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(h)  At June 30, 2008, cost is $626,235,190
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 43,647,266
Gross unrealized depreciation       (51,248,197)
                                   ------------
Net unrealized depreciation        $ (7,600,931)
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-203

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                      VALUE   PERCENT+
Aerospace & Defense            $ 10,266,544       1.7%
Air Freight & Logistics          21,519,333       3.6
Airlines                         19,414,395       3.3
Bank                             55,677,628       9.4
Beverages                        12,126,590       2.0
Biotechnology                     2,531,463       0.4
Building Products                 7,972,107       1.4
Capital Markets                  28,951,620       4.9
Chemicals                         1,919,570       0.3
Commercial Banks                 24,816,065       4.2
Commercial Services &
  Supplies                        8,016,256       1.4
Communications Equipment          7,366,203       1.3
Computers & Peripherals           1,159,443       0.2
Diversified Financial
  Services                        2,619,796       0.5
Diversified Telecommunication
  Services                        7,117,730       1.2
Electric Utilities               15,101,311       2.6
Electronic Equipment &
  Instruments                    10,543,603       1.8
Food & Staples Retailing         27,384,824       4.6
Food Products                    20,180,907       3.4
Gas Utilities                    28,393,961       4.8
Health Care Equipment &
  Supplies                        3,172,439       0.5
Hotels, Restaurants & Leisure    18,880,429       3.2
Household Products                2,303,266       0.4
Industrial Conglomerates          6,049,626       1.0
Insurance                        37,884,706       6.4
Internet & Catalog Retail           857,242       0.1
IT Services                       9,593,237       1.6
Media                            49,733,015       8.4
Multiline Retail                  2,315,971       0.4
Office Electronics               24,577,712       4.2
Oil, Gas & Consumable Fuels      46,481,307       7.9
Pharmaceuticals                  53,798,370       9.1
Semiconductors &
  Semiconductor Equipment         3,471,868       0.6
Software                          3,025,200       0.5
Specialty Retail                  4,546,439       0.8
Textiles, Apparel & Luxury
  Goods                          11,996,301       2.0
Wireless Telecommunication
  Services                       26,867,782       4.5
                               ------------     -----
                                618,634,259     104.6
Liabilities in Excess of
  Cash and Other Assets         (27,044,181)     (4.6)
                               ------------     -----
Net Assets                     $591,590,078     100.0%
                               ============     =====





+    Percentages indicated are based on
     Portfolio net assets.





M-204    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $622,958,056) including
  $52,503,681 market value of
  securities loaned                  $618,634,259
Cash denominated in foreign
  currencies (identified cost
  $33,530,984)                         34,030,690
Cash                                    4,492,878
Receivables:
  Investment securities sold            7,905,147
  Dividends and interest                2,752,226
  Fund shares sold                        396,679
Other assets                                9,734
Unrealized appreciation on foreign
  currency forward contracts              420,076
                                     ------------
     Total assets                     668,641,689
                                     ------------

LIABILITIES:
Securities lending collateral          55,677,628
Payables:
  Investment securities purchased      17,719,300
  Manager (See Note 3)                    457,093
  Fund shares redeemed                    240,807
  Custodian                               128,179
  Shareholder communication               102,803
  NYLIFE Distributors (See Note 3)         61,528
  Professional fees                        34,454
  Directors                                 2,359
Accrued expenses                            5,935
Unrealized depreciation on foreign
  currency forward contracts            2,621,525
                                     ------------
     Total liabilities                 77,051,611
                                     ------------
Net assets                           $591,590,078
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    361,176
Additional paid-in capital            519,109,413
                                     ------------
                                      519,470,589
Accumulated undistributed net
  investment income                    25,380,856
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions        52,710,462
Net unrealized depreciation on
  investments                          (4,323,797)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                            (1,648,032)
                                     ------------
Net assets                           $591,590,078
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $309,331,123
                                     ============
Shares of capital stock outstanding    18,816,316
                                     ============
Net asset value per share
  outstanding                        $      16.44
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $282,258,955
                                     ============
Shares of capital stock outstanding    17,301,328
                                     ============
Net asset value per share
  outstanding                        $      16.31
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-205

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 18,782,450
  Income from securities
     loaned--net                           839,617
  Interest                                  74,147
                                      ------------
     Total income                       19,696,214
                                      ------------
EXPENSES:
  Manager (See Note 3)                   2,122,315
  Administration (See Note 3)              402,254
  Distribution and service--Service
     Class
     (See Note 3)                          356,534
  Custodian                                152,755
  Shareholder communication                 56,597
  Professional fees                         48,027
  Directors                                 11,585
  Miscellaneous                             18,044
                                      ------------
     Total expenses                      3,168,111
                                      ------------
Net investment income                   16,528,103
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (11,756,006)
  Written option transactions            1,369,844
  Foreign currency transactions         (1,886,665)
                                      ------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions        (12,272,827)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (71,081,293)
  Written option contracts                (317,906)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           (518,433)
                                      ------------
Net change in unrealized
  appreciation on investments,
  written option transactions
  and foreign currency transactions    (71,917,632)
                                      ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (84,190,459)
                                      ------------
Net decrease in net assets
  resulting from operations           $(67,662,356)
                                      ============





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $2,468,081.





M-206    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 16,528,103   $  11,897,837
 Net realized gain (loss) on
  investments, written option
  transactions and foreign
  currency transactions         (12,272,827)     62,382,883
 Net change in unrealized
  appreciation on
  investments, written option
  transactions and foreign
  currency transactions         (71,917,632)    (46,222,410)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (67,662,356)     28,058,310
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (2,456,298)
    Service Class                        --      (1,627,516)
                               ----------------------------
                                         --      (4,083,814)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (22,787,857)
    Service Class                        --     (18,603,856)
                               ----------------------------
                                         --     (41,391,713)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (45,475,527)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         48,064,115     171,102,638
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      45,475,527
 Cost of shares redeemed        (50,746,331)   (110,119,466)
                               ----------------------------

    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (2,682,216)    106,458,699
                               ----------------------------

    Net increase (decrease)
     in net assets              (70,344,572)     89,041,482

NET ASSETS:
Beginning of period             661,934,650     572,893,168
                               ----------------------------
End of period                  $591,590,078   $ 661,934,650
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 25,380,856   $   8,852,753
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-207

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INITIAL CLASS
                            ---------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                     YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  18.29     $  18.68    $  14.39    $  14.11    $  12.13    $  9.48
                             --------     --------    --------    --------    --------    -------
Net investment income (b)        0.47         0.39        0.29        0.36        0.19       0.17
Net realized and
  unrealized gain (loss)
  on investments                (2.26)        0.62        4.38        0.90        1.84       2.61
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  (0.06)       (0.04)      (0.16)      (0.13)       0.07       0.06
                             --------     --------    --------    --------    --------    -------
Total from investment
  operations                    (1.85)        0.97        4.51        1.13        2.10       2.84
                             --------     --------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.13)      (0.05)      (0.24)      (0.12)     (0.19)
  From net realized gain
     on investments                --        (1.23)      (0.17)      (0.61)         --         --
                             --------     --------    --------    --------    --------    -------
Total dividends and
  distributions                    --        (1.36)      (0.22)      (0.85)      (0.12)     (0.19)
                             --------     --------    --------    --------    --------    -------
Net asset value at end of
  period                     $  16.44     $  18.29    $  18.68    $  14.39    $  14.11    $ 12.13
                             ========     ========    ========    ========    ========    =======
Total investment return
  (g)                          (10.10%)(e)    4.93%      31.33%       7.99%(d)   17.34%     30.00%
Ratios (to average net
  assets)/Supplemental
  Data:
     Net investment income       5.52%+       1.99%       1.79%       2.52%       1.53%      1.67%
     Net expenses                0.92%+       0.89%       0.92%       0.87%       0.99%      1.07%
     Expenses (before
       reimbursement)            0.92%+       0.89%       0.92%       0.91%       0.99%      1.07%
Portfolio turnover rate            37%          54%         44%         54%         49%       105%
Net assets at end of
  period (in 000's)          $309,331     $358,292    $355,382    $219,867    $175,172    $95,754




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-208    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      -------------------------------------------------------------------------
                                                                      JUNE 5,
      SIX MONTHS                                                      2003(A)
         ENDED                                                        THROUGH
       JUNE 30,               YEAR ENDED DECEMBER 31,              DECEMBER 31,
      -------------------------------------------------------------------------

         2008*        2007        2006        2005        2004         2003

       $  18.17     $  18.59    $  14.35    $  14.08    $ 12.12       $10.40
       --------     --------    --------    --------    -------       ------
           0.45         0.32        0.25        0.33       0.15         0.00(c)
          (2.25)        0.63        4.35        0.90       1.84         1.85

          (0.06)       (0.03)      (0.16)      (0.13)      0.07         0.06
       --------     --------    --------    --------    -------       ------
          (1.86)        0.92        4.44        1.10       2.06         1.91
       --------     --------    --------    --------    -------       ------

             --        (0.11)      (0.03)      (0.22)     (0.10)       (0.19)
             --        (1.23)      (0.17)      (0.61)        --           --
       --------     --------    --------    --------    -------       ------
             --        (1.34)      (0.20)      (0.83)     (0.10)       (0.19)
       --------     --------    --------    --------    -------       ------
       $  16.31     $  18.17    $  18.59    $  14.35    $ 14.08       $12.12
       ========     ========    ========    ========    =======       ======
         (10.21%)(e)    4.67%      31.00%       7.74%(d)  17.05%       18.31%(e)

           5.31%+       1.68%       1.50%       2.27%      1.28%        1.42%+(f)
           1.17%+       1.14%       1.17%       1.12%      1.24%        1.32%+
           1.17%+       1.14%       1.17%       1.16%      1.24%        1.32%+
             37%          54%         44%         54%        49%         105%
       $282,259     $303,642    $217,511    $105,102    $51,408       $9,146




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-209

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -5.75%        3.34%         7.20%         4.65%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               LARGE CAP       RUSSELL 1000(R)  S&P 500(R)
                           GROWTH PORTFOLIO     GROWTH INDEX      INDEX
                           ----------------    ---------------  ----------
6/30/98                          10000             10000          10000
                                 12620             12726          12276
                                 20554             15993          13165
                                 14731             10208          11213
                                 11317              7504           9196
                                 11129              7724           9219
                                 12075              9105          10981
                                 11735              9259          11675
                                 12834              9825          12683
                                 15246             11695          15294
6/30/08                          15755             10999          13287






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -5.87%        3.09%         6.94%         4.38%




                                            (After Portfolio operating expenses)

                 MAINSTAY VP
                  LARGE CAP       RUSSELL 1000(R)  S&P 500(R)
              GROWTH PORTFOLIO     GROWTH INDEX      INDEX
              ----------------    ---------------  ----------
6/30/98           10000.00           10000.00      10000.00
                  12589.00           12726.00      12276.00
                  20437.00           15993.00      13165.00
                  14606.00           10208.00      11213.00
                  11193.00            7504.00       9196.00
                  10980.00            7724.00       9219.00
                  11884.00            9105.00      10981.00
                  11520.00            9259.00      11675.00
                  12570.00            9825.00      12683.00
                  14895.00           11695.00      15294.00
6/30/08           15354.00           10999.00      13287.00







 BENCHMARK PERFORMANCE     SIX       ONE      FIVE     TEN
                         MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------
Russell 1000(R) Growth
Index(3)                  -9.06%    -5.96%    7.32%    0.96%
S&P 500(R) Index(3)      -11.91    -13.12     7.58     2.88
Average Lipper Variable
  Products Large-Cap
  Growth Portfolio(4)    -10.06     -5.21     7.53     2.35



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.18% and 4.64% for Initial Class shares and 6.93% and 4.38% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/6/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/5/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-210    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED       EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND           PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)       DURING
 SHARE CLASS                     1/1/08         6/30/08       PERIOD(1)         6/30/08         PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $942.50         $3.48          $1,021.28          $3.62
---------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $941.30         $4.68          $1,020.04          $4.87
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.72% for Initial Class and 0.97% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-211

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Communications Equipment                 8.6%
Energy Equipment & Services              8.6
Computers & Peripherals                  6.7
IT Services                              6.3
Oil, Gas & Consumable Fuels              5.6
Biotechnology                            5.4
Aerospace & Defense                      5.2
Machinery                                5.0
Life Sciences Tools & Services           4.9
Health Care Equipment & Supplies         4.4
Software                                 4.3
Health Care Providers & Services         3.8
Capital Markets                          3.4
Internet Software & Services             3.4
Pharmaceuticals                          3.3
Food & Staples Retailing                 2.7%
Chemicals                                2.6
Internet & Catalog Retail                2.2
Diversified Financial Services           1.4
Trading Companies & Distributors         1.4
Construction & Engineering               1.3
Electric Utilities                       1.1
Air Freight & Logistics                  1.0
Household Products                       1.0
Personal Products                        1.0
Semiconductors & Semiconductor
  Equipment                              1.0
Wireless Telecommunication Services      1.0
Specialty Retail                         0.9
Short-Term Investment
  (collateral from securities lending
     is 7.8%)                            7.8
Liabilities in Excess of Cash and
  Other Assets                          -5.3
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-215 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Medco Health Solutions, Inc.
    2.  Apple, Inc.
    3.  Schlumberger, Ltd.
    4.  QUALCOMM, Inc.
    5.  Danaher Corp.
    6.  United Technologies Corp.
    7.  Weatherford International, Ltd.
    8.  CVS Caremark Corp.
    9.  Thermo Fisher Scientific, Inc.
   10.  Microsoft Corp.







M-212    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT INC., THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Large Cap Growth Portfolio returned -5.75% for Initial Class shares and -5.87% for Service Class shares. Both share classes outperformed the -10.06% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and the -9.06% return of the Russell 1000(R) Growth Index(1) for the six months ended June 30, 2008. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2008?

The Portfolio's strong performance relative to the Russell 1000(R) Growth Index during the first half of 2008 was primarily due to strong stock selection in the energy and health care sectors.

WHICH SECTORS PROVIDED THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

The Portfolio's three strongest-contributing sectors relative to the Russell 1000(R) Growth Index were energy, health care and financials. The weakest contributors to the Portfolio's relative performance included information technology, materials and telecommunication services.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS FOR THE PORTFOLIO AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the three stocks that contributed the most to the Portfolio's performance were all from the energy sector: Southwestern Energy, Weatherford International and Peabody Energy. The three largest detractors from the Portfolio's absolute performance were Google, Microsoft and CME Group.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We purchased shares of Fluor, one of the world's largest publicly owned engineering, procurement, construction, maintenance and project management companies. We believe that the company is strongly positioned to benefit from global infrastructure expansion. We also initiated a Portfolio position in Apache Energy, an exploration and development company with operations in oil and natural gas. We felt that the stock would benefit from rising energy prices and the company's ability to increase production volume. After the stock advanced substantially, we sold the position during the reporting period on valuation concerns.

Since its initial purchase in early 2007, a position in Southwestern Energy had been a strong contributor to the Portfolio's performance. Feeling that the stock's valuation was high, we began trimming the position in late 2007 and eliminated the position entirely in June 2008. Apache Energy was subsequently sold during the period because of valuation concerns after the stock rose more than 50% from the time of purchase. We also sold the Portfolio's position in diversified investment-products company CME Group on weaker volumes and concerns that regulation might increase to control commodity speculation.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Changes in the Portfolio's sector weights relative to the Russell 1000(R) Growth Index were the result of changes in the Portfolio's allocations and changes in the benchmark itself when it was rebalanced on June 30, 2008.

The largest absolute change occurred in the energy sector, which increased substantially in the Portfolio but only slightly relative to the increasing benchmark position. The Portfolio's weight in the consumer discretionary sector remained constant, but the

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth-stock underperformance, the Portfolio's performance may suffer. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-213
degree of relative underweight increased as a result of the benchmark's rebalancing.

The Portfolio's weight in information technology decreased from somewhat overweight to in line with the Russell 1000(R) Growth Index. We also reduced the Portfolio's weight in telecommunication services but remained slightly overweight relative to the benchmark.

WERE THERE INDIVIDUAL HOLDINGS THAT WERE OVERWEIGHT OR UNDERWEIGHT?

As of June 30, 2008, two of the stocks that were overweight relative to the Russell 1000(R) Growth Index were Medco Health Solutions and Danaher. Typically, the Portfolio holds underweight positions only when stocks are being added to or removed from the Portfolio and the intended action has not yet been completed.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-214    MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (97.5%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (5.2%)
Precision Castparts Corp.               41,800   $   4,028,266
Rockwell Collins, Inc.                  98,200       4,709,672
V  United Technologies Corp.           148,300       9,150,110
                                                 -------------
                                                    17,888,048
                                                 -------------

AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide, Inc.
  (a)                                   62,400       3,422,016
                                                 -------------


BIOTECHNOLOGY (5.4%)
Genentech, Inc. (b)                     50,200       3,810,180
Genzyme Corp. (b)                      101,900       7,338,838
Gilead Sciences, Inc. (b)              138,600       7,338,870
                                                 -------------
                                                    18,487,888
                                                 -------------

CAPITAL MARKETS (3.4%)
Charles Schwab Corp. (The)             236,200       4,851,548
Goldman Sachs Group, Inc.
  (The)                                 17,600       3,078,240
T. Rowe Price Group, Inc.               69,100       3,902,077
                                                 -------------
                                                    11,831,865
                                                 -------------

CHEMICALS (2.6%)
Ecolab, Inc.                            87,400       3,757,326
Monsanto Co.                            40,700       5,146,108
                                                 -------------
                                                     8,903,434
                                                 -------------

COMMUNICATIONS EQUIPMENT (8.6%)
Cisco Systems, Inc. (b)                361,000       8,396,860
Corning, Inc.                          204,100       4,704,505
V  QUALCOMM, Inc.                      250,600      11,119,122
Research In Motion, Ltd. (b)            46,700       5,459,230
                                                 -------------
                                                    29,679,717
                                                 -------------

COMPUTERS & PERIPHERALS (6.7%)
V  Apple, Inc. (b)                      70,900      11,871,496
EMC Corp. (b)                          229,100       3,365,479
Hewlett-Packard Co.                    172,500       7,626,225
                                                 -------------
                                                    22,863,200
                                                 -------------

CONSTRUCTION & ENGINEERING (1.3%)
Fluor Corp.                             24,500       4,558,960
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (1.4%)
IntercontinentalExchange,
  Inc. (b)                              43,500       4,959,000
                                                 -------------


ELECTRIC UTILITIES (1.1%)
FirstEnergy Corp.                       46,100       3,795,413
                                                 -------------


ENERGY EQUIPMENT & SERVICES (8.6%)
FMC Technologies, Inc. (b)              45,200       3,477,236
V  Schlumberger, Ltd.                  104,300      11,204,949
Transocean, Inc. (b)                    38,400       5,851,776
V  Weatherford
  International, Ltd. (b)              183,800       9,114,642
                                                 -------------
                                                    29,648,603
                                                 -------------

FOOD & STAPLES RETAILING (2.7%)
V  CVS Caremark Corp.                  229,900       9,097,143
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
Alcon, Inc.                             30,100       4,899,979
Mindray Medical
  International, Ltd., ADR
  (a)(c)                               137,200       5,120,304
St. Jude Medical, Inc. (b)             122,400       5,003,712
                                                 -------------
                                                    15,023,995
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (3.8%)
V  Medco Health Solutions,
  Inc. (b)                             275,300      12,994,160
                                                 -------------


HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. (The)              56,500       3,435,765
                                                 -------------


INTERNET & CATALOG RETAIL (2.2%)
Amazon.com, Inc. (b)                    44,500       3,263,185
Priceline.com, Inc. (a)(b)              36,900       4,260,474
                                                 -------------
                                                     7,523,659
                                                 -------------

INTERNET SOFTWARE & SERVICES (3.4%)
Equinix, Inc. (a)(b)                    56,600       5,049,852
Google, Inc. Class A (b)                12,800       6,738,176
                                                 -------------
                                                    11,788,028
                                                 -------------

IT SERVICES (6.3%)
Cognizant Technology
  Solutions Corp. Class A (b)          222,100       7,220,471
Infosys Technologies, Ltd.,
  Sponsored ADR (a)(c)                 142,900       6,210,434
Mastercard, Inc. Class A                19,500       5,177,640
Visa, Inc. Class A (b)                  36,700       2,984,077
                                                 -------------
                                                    21,592,622
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (4.9%)
Charles River Laboratories
  International, Inc. (b)               60,000       3,835,200
Illumina, Inc. (a)(b)                   46,100       4,015,771
V  Thermo Fisher Scientific,
  Inc. (b)                             160,900       8,966,957
                                                 -------------
                                                    16,817,928
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-215


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (5.0%)
V  Danaher Corp.                       124,900   $   9,654,770
Deere & Co.                             42,500       3,065,525
SPX Corp.                               34,800       4,584,204
                                                 -------------
                                                    17,304,499
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (5.6%)
Arch Coal, Inc.                         51,700       3,879,051
Peabody Energy Corp.                    43,200       3,803,760
Sandridge Energy, Inc. (b)              73,600       4,753,088
Suncor Energy, Inc.                     57,200       3,324,464
XTO Energy, Inc.                        51,000       3,494,010
                                                 -------------
                                                    19,254,373
                                                 -------------

PERSONAL PRODUCTS (1.0%)
Avon Products, Inc.                     95,400       3,436,308
                                                 -------------


PHARMACEUTICALS (3.3%)
Allergan, Inc.                          72,600       3,778,830
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (c)                              162,700       7,451,660
                                                 -------------
                                                    11,230,490
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
MEMC Electronic Materials,
  Inc. (b)                              55,700       3,427,778
                                                 -------------


SOFTWARE (4.3%)
Autodesk, Inc. (b)                      87,000       2,941,470
V  Microsoft Corp.                     314,300       8,646,393
Oracle Corp. (b)                       146,100       3,068,100
                                                 -------------
                                                    14,655,963
                                                 -------------

SPECIALTY RETAIL (0.9%)
Dick's Sporting Goods, Inc.
  (a)(b)                               178,800       3,171,912
                                                 -------------


TRADING COMPANIES & DISTRIBUTORS (1.4%)
Fastenal Co. (a)                       111,600       4,816,656
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES (1.0%)
America Movil SAB de C.V.,
  Series L, ADR (c)                     64,900       3,423,475
                                                 -------------
Total Common Stocks
  (Cost $309,460,088)                              335,032,898
                                                 -------------



SHORT-TERM INVESTMENT (7.8%)
--------------------------------------------------------------

INVESTMENT COMPANY (7.8%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)               26,907,036      26,907,036
                                                 -------------
Total Short-Term Investment
  (Cost $26,907,036)                                26,907,036
                                                 -------------
Total Investments
  (Cost $336,367,124) (e)                105.3%    361,939,934
Liabilities in Excess of
  Cash and Other Assets                   (5.3)    (18,188,324)
                                         -----    ------------
Net Assets                               100.0%  $ 343,751,610
                                         =====    ============





(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $26,158,808; cash collateral of
     $26,907,036 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $337,266,068
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 35,856,568
Gross unrealized depreciation       (11,182,702)
                                   ------------
Net unrealized appreciation        $ 24,673,866
                                   ============






M-216    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $336,367,124) including
  $26,158,808 market
  value of securities loaned         $361,939,934
Cash                                   13,187,434
Receivables:
  Investment securities sold            1,451,834
  Fund shares sold                        353,988
  Dividends and interest                  105,363
Other assets                                5,601
                                     ------------
     Total assets                     377,044,154
                                     ------------

LIABILITIES:
Securities lending collateral          26,907,036
Payables:
  Investment securities purchased       5,956,877
  Manager (See Note 3)                    218,770
  Fund shares redeemed                    103,157
  Shareholder communication                50,361
  Professional fees                        28,496
  NYLIFE Distributors (See Note 3)         19,745
  Custodian                                 5,851
  Directors                                 1,181
Accrued expenses                            1,070
                                     ------------
     Total liabilities                 33,292,544
                                     ------------
Net assets                           $343,751,610
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    243,127
Additional paid-in capital            398,463,587
                                     ------------
                                      398,706,714
Accumulated net investment loss           (37,502)
Accumulated net realized loss on
  investments                         (80,490,412)
Net unrealized appreciation on
  investments                          25,572,810
                                     ------------
Net assets                           $343,751,610
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $251,659,516
                                     ============
Shares of capital stock outstanding    17,758,194
                                     ============
Net asset value per share
  outstanding                        $      14.17
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 92,092,094
                                     ============
Shares of capital stock outstanding     6,554,510
                                     ============
Net asset value per share
  outstanding                        $      14.05
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-217

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $    936,801
  Income from securities
     loaned--net                            94,400
  Interest                                  65,496
                                      ------------
     Total income                        1,096,697
                                      ------------
EXPENSES:
  Manager (See Note 3)                     943,500
  Administration (See Note 3)              216,644
  Distribution and service--Service
     Class (See Note 3)                     98,827
  Professional fees                         30,735
  Shareholder communication                 30,537
  Custodian                                  7,867
  Directors                                  6,057
  Miscellaneous                              7,178
                                      ------------
     Total expenses before waiver        1,341,345
  Expense waiver from Manager (See
     Note 3)                               (31,976)
                                      ------------
     Net expenses                        1,309,369
                                      ------------
Net investment loss                       (212,672)
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        15,608,734
Net change in unrealized
  appreciation on investments          (34,294,898)
                                      ------------
Net realized and unrealized loss on
  investments                          (18,686,164)
                                      ------------
Net decrease in net assets
  resulting from operations           $(18,898,836)
                                      ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $4,209.




M-218    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $   (212,672)  $    176,803
 Net realized gain on
  investments                    15,608,734     17,291,854
 Net change in unrealized
  appreciation on investments   (34,294,898)    36,564,299
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (18,898,836)    54,032,956
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --        (47,191)
                               ---------------------------
 Total dividends to
 shareholders                            --        (47,191)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         60,803,535    105,159,197
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --         47,191
 Cost of shares redeemed        (40,028,451)   (38,565,183)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          20,775,084     66,641,205
                               ---------------------------

    Net increase in net
     assets                       1,876,248    120,626,970

NET ASSETS:
Beginning of period             341,875,362    221,248,392
                               ---------------------------
End of period                  $343,751,610   $341,875,362
                               ===========================
Accumulated undistributed net
 investment income (net
 investment loss) at end of
 period                        $    (37,502)  $    175,170
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-219

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  15.04     $  12.39    $  11.57    $  11.09    $  11.38    $   8.90
                             --------     --------    --------    --------    --------    --------
Net investment income
  (loss)                           --(b)(c)   0.02(c)     0.01(c)     0.02(c)     0.02        0.02(c)
Net realized and
  unrealized gain (loss)
  on investments                (0.87)        2.63        0.83        0.46       (0.29)       2.48
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                    (0.87)        2.65        0.84        0.48       (0.27)       2.50
                             --------     --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                        --        (0.00)(b)   (0.02)      (0.00)(b)   (0.02)      (0.02)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  14.17     $  15.04    $  12.39    $  11.57    $  11.09    $  11.38
                             ========     ========    ========    ========    ========    ========
Total investment return
  (g)                           (5.75%)(e)   21.35%       7.24%       4.35%(d)   (2.32%)     28.05%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     (0.07%)+      0.11%       0.07%       0.28%       0.22%       0.17%
  Net expenses                   0.72%+       0.70%       0.79%#      0.64%#      0.85%#      0.83%
  Expenses (before
     waiver/reimbursement)       0.74%+       0.72%       0.81%#      0.79%#      0.88%#      0.83%
Portfolio turnover rate            52%          82%         96%        205%        117%        160%
Net assets at end of
  period (in 000's)          $251,660     $266,473    $181,657    $108,635    $130,091    $154,082




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
#    Includes fees paid indirectly which amounted to 0.01%, less than one-hundredth of a percent and 0.03% of average net assets for the years ended December 31,
     2006, 2005 and 2004, respectively.





M-220    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
                                                                   JUNE 6,
      SIX MONTHS                                                   2003(A)
         ENDED                                                     THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

         2008*        2007       2006       2005       2004         2003

        $ 14.93     $ 12.33    $ 11.53    $ 11.07    $ 11.37       $10.18
        -------     -------    -------    -------    -------       ------
          (0.02)(c)   (0.02)(c)  (0.02)(c)   0.00(b)(c) 0.00(b)     (0.00)(b)(c)
          (0.86)       2.62       0.82       0.46      (0.30)        1.20
        -------     -------    -------    -------    -------       ------
          (0.88)       2.60       0.80       0.46      (0.30)        1.20
        -------     -------    -------    -------    -------       ------

             --          --      (0.00)(b)     --      (0.00)(b)    (0.01)
        -------     -------    -------    -------    -------       ------
        $ 14.05     $ 14.93    $ 12.33    $ 11.53    $ 11.07       $11.37
        =======     =======    =======    =======    =======       ======
          (5.87%)(e)  21.05%      6.97%      4.10%(d)  (2.57%)      11.83%(e)

          (0.31%)+    (0.13%)    (0.18%)     0.03%     (0.03%)      (0.08%)+(f)
           0.97%+      0.95%      1.04%#     0.89%#     1.10%#       1.08%+
           0.99%+      0.97%      1.06%#     1.04%#     1.13%#       1.08%+
             52%         82%        96%       205%       117%         160%
        $92,092     $75,403    $39,592    $22,993    $18,500       $7,455




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-221

MAINSTAY VP MID CAP CORE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (7/2/01)
------------------------------------------------------------------------------------------------
After Portfolio
  operating expenses                          -5.80%        -11.65%       14.16%         8.65%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                      MID CAP       RUSSELL MIDCAP
                                  CORE PORTFOLIO         INDEX
                                  --------------    --------------
7/2/01                               10000.00          10000.00
                                      9299.00           9077.00
                                      9223.00           9316.00
                                     11809.00          12054.00
                                     14414.00          14117.00
                                     16547.00          16045.00
                                     20246.00          19387.00
6/30/08                              17887.00          17217.00






SERVICE CLASS(1)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (7/2/01)
------------------------------------------------------------------------------------------------
After Portfolio
  operating expenses                          -5.92%        -11.87%       13.88%         8.38%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP
                             MID CAP       RUSSELL MIDCAP
                         CORE PORTFOLIO         INDEX
                         --------------    --------------
7/2/01                      10000.00          10000.00
                             9276.00           9077.00
                             9177.00           9316.00
                            11721.00          12054.00
                            14271.00          14117.00
                            16342.00          16045.00
                            19945.00          19387.00
6/30/08                     17577.00          17217.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE          SINCE
                                            MONTHS         YEAR          YEARS       INCEPTION
----------------------------------------------------------------------------------------------
Russell Midcap(R) Index(2)                   -7.57%       -11.19%        13.07%        8.07%
Average Lipper Variable Products Mid Cap
Core Portfolio(3)                            -6.54        -11.71         11.49         7.26



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.

2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. This benchmark is a product of Lipper Inc.




M-222    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)

INITIAL CLASS SHARES           $1,000.00        $942.00         $4.44          $1,020.29         $4.62
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $940.80         $5.65          $1,019.05         $5.87
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.92% for Initial Class and 1.17% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-223

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Oil, Gas & Consumable Fuels             12.9%
Insurance                                8.0
Energy Equipment & Services              6.4
Specialty Retail                         5.2
Machinery                                4.5
IT Services                              4.1
Software                                 3.8
Semiconductors & Semiconductor
  Equipment                              3.7
Computers & Peripherals                  3.2
Household Durables                       2.8
Metals & Mining                          2.7
Road & Rail                              2.7
Health Care Providers & Services         2.6
Capital Markets                          2.5
Chemicals                                2.5
Real Estate Investment Trusts            2.5
Independent Power Producers & Energy
  Traders                                2.4
Pharmaceuticals                          2.0
Commercial Services & Supplies           1.7
Electronic Equipment & Instruments       1.7
Health Care Equipment & Supplies         1.6
Construction & Engineering               1.2
Containers & Packaging                   1.1
Multi-Utilities                          1.1
Electric Utilities                       1.0
Media                                    1.0
Multiline Retail                         1.0
Textiles, Apparel & Luxury Goods         1.0
Aerospace & Defense                      0.9
Airlines                                 0.9
Beverages                                0.8
Internet & Catalog Retail                0.8
Building Products                        0.7
Hotels, Restaurants & Leisure            0.7
Industrial Conglomerates                 0.7
Leisure Equipment & Products             0.7
Auto Components                          0.6
Food & Staples Retailing                 0.6
Food Products                            0.6
Personal Products                        0.6
Gas Utilities                            0.5
Household Products                       0.5
Electrical Equipment                     0.4
Life Sciences Tools & Services           0.4
Consumer Finance                         0.3
Diversified Financial Services           0.3
Internet Software & Services             0.3
Marine                                   0.3
Tobacco                                  0.3
Trading Companies & Distributors         0.3
Biotechnology                            0.2
Commercial Banks                         0.2
Real Estate Management & Development     0.2
Wireless Telecommunication Services      0.2
Communications Equipment                 0.1
Exchange Traded Funds                    0.1
Diversified Consumer Services            0.0*
Health Care Technology                   0.0*
Short-Term Investment
  (collateral from securities lending
     is 14.1%)                          14.1
Liabilities in Excess of Cash and
  Other Assets                         -14.2
                                       -----
                                       100.0%
                                       =====



* Less than one-tenth of a percent.

See Portfolio of Investments on page M-227 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Massey Energy Co.
    2.  Arch Coal, Inc.
    3.  Edison International
    4.  Hess Corp.
    5.  Murphy Oil Corp.
    6.  United States Steel Corp.
    7.  Chesapeake Energy Corp.
    8.  Helmerich & Payne, Inc.
    9.  Activision, Inc.
   10.  ENSCO International, Inc.







M-224    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Mid Cap Core Portfolio returned -5.80% for Initial Class shares and -5.92% for Service Class shares. Both share classes outperformed the -6.54% return of the average Lipper(1) Variable Products Mid Cap Core Portfolio and the -7.57% return of the Russell Midcap(R) Index(1) for the six months ended June 30, 2008. The Russell Midcap(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2008?

During the reporting period, our decision to overweight stocks in the energy sector made a substantial contribution to the Portfolio's outperformance of the Russell Midcap(R) Index. Stock selection in the materials and information technology sectors also contributed to the Portfolio's strong relative performance.

WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

The three sectors that contributed the most to the Portfolio's performance relative to the Russell Midcap(R) Index were energy, materials and information technology. Being overweight in energy stocks helped the Portfolio's relative performance as oil prices continued to rise. The Portfolio held an underweight position in materials, and the reporting period was challenging for many information technology stocks. Even so, good stock selection helped the Portfolio outperform its benchmark in both of these sectors.

Three sectors that detracted from the Portfolio's relative performance were health care, financials and telecommunication services. The Portfolio's health care and telecommunication services stocks underperformed sector-related stocks in the Russell Midcap(R) Index. Although the Portfolio benefited from an underweight position relative to the benchmark in financials, stock selection in the sector hurt the Portfolio's relative performance.

WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE MAJOR DETRACTORS?

Massey Energy, Hess and Fluor were the Portfolio's top individual performers. Each stock advanced as oil prices rose. The Portfolio's worst absolute performers were UAL Corp. (better known as United Air Lines), Humana and Health Net. UAL was hurt by the surge in oil prices. Humana and Health Net struggled along with other HMO stocks.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Throughout the first half of 2008, the Portfolio continued to accumulate shares of contract oil and gas drilling company Helmerich & Payne. The position contributed positively to performance. The Portfolio also increased its position in Foundation Coal Holdings, another positive performer.

In February 2008, the Portfolio sold its entire position in global asset-management company Legg Mason. The stock contributed positively to performance during the portion of the reporting period it was held in the Portfolio. The Portfolio also sold its position in Juniper Network, which detracted slightly from the Portfolio's performance during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE FIRST HALF OF 2008?

During the reporting period, the Portfolio increased its weighting in the energy sector--both from accumulation of shares that our model favored and from advances in the energy sector as a whole. The

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap companies are generally less established than larger companies and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-225

Portfolio also accumulated materials stocks, moving from an underweight position to an overweight position in the sector. Various purchases increased the Portfolio's consumer staples allocation, but the Portfolio remained underweight relative to the benchmark in the sector.

We substantially decreased the Portfolio's allocation to financials, moving from slightly overweight to substantially underweight relative to the Russell Midcap(R) Index. At the end of June 2008, the Portfolio still owned more industrial stocks than the benchmark but had reduced its weighting in the sector during the reporting period.

HOW DID INDIVIDUAL OVERWEIGHT OR UNDERWEIGHT POSITIONS AFFECT THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

As of June 30, 2008, the Portfolio was overweight relative to the Russell Midcap(R) Index in United States Steel and Habro. Both positions contributed positively to the Portfolio's performance.

On the same date, the Portfolio was underweight International Game Technology, which contributed positively to the Portfolio's performance. An underweight position in Forest Oil, on the other hand, detracted from the Portfolio's results.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




M-226    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES          VALUE
COMMON STOCKS (100.0%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (0.9%)
DRS Technologies, Inc.                   6,361   $     500,738
Goodrich Corp.                           1,685          79,970
L-3 Communications Holdings,
  Inc.                                  24,525       2,228,587
                                                 -------------
                                                     2,809,295
                                                 -------------

AIRLINES (0.9%)
Continental Airlines, Inc.
  Class B (a)                           17,641         178,351
Southwest Airlines Co. (b)             209,488       2,731,724
UAL Corp. (b)                            6,930          36,175
                                                 -------------
                                                     2,946,250
                                                 -------------

AUTO COMPONENTS (0.6%)
Autoliv, Inc.                           31,895       1,486,945
TRW Automotive Holdings Corp.
  (a)                                   21,978         405,934
                                                 -------------
                                                     1,892,879
                                                 -------------

BEVERAGES (0.8%)
Coca-Cola Enterprises, Inc.             36,366         629,132
Molson Coors Brewing Co.
  Class B                               15,677         851,731
Pepsi Bottling Group, Inc.
  (The)                                 33,344         930,964
PepsiAmericas, Inc.                      3,769          74,551
                                                 -------------
                                                     2,486,378
                                                 -------------

BIOTECHNOLOGY (0.2%)
Cephalon, Inc. (a)(b)                    8,148         543,390
                                                 -------------


BUILDING PRODUCTS (0.7%)
Armstrong World Industries,
  Inc.                                   8,529         249,217
Lennox International, Inc.              25,281         732,138
Masco Corp.                             35,620         560,303
USG Corp. (a)(b)                        19,194         567,567
                                                 -------------
                                                     2,109,225
                                                 -------------

CAPITAL MARKETS (2.5%)
Ameriprise Financial, Inc.              40,810       1,659,743
BlackRock, Inc. (b)                      4,601         814,377
Federated Investors, Inc.
  Class B                               20,804         716,074
GLG Partners, Inc. (b)                   7,463          58,211
Invesco, Ltd.                           26,152         627,125
Investment Technology Group,
  Inc. (a)                              15,682         524,720
Northern Trust Corp.                    30,287       2,076,780
TD Ameritrade Holding Corp.
  (a)                                   85,231       1,541,829
                                                 -------------
                                                     8,018,859
                                                 -------------

CHEMICALS (2.5%)
Airgas, Inc.                             9,348         545,830
Ashland, Inc.                           28,504       1,373,893
Celanese Corp. Class A                  26,217       1,197,068
CF Industries Holdings, Inc.             6,831       1,043,777
Eastman Chemical Co.                    24,862       1,711,997
FMC Corp.                                4,487         347,473
Mosaic Co. (The) (a)                     3,514         508,476
RPM, Inc.                               15,213         313,388
Sigma-Aldrich Corp.                      3,037         163,573
Terra Industries, Inc.                  16,399         809,291
                                                 -------------
                                                     8,014,766
                                                 -------------

COMMERCIAL BANKS (0.2%)
Cullen/Frost Bankers, Inc.              11,306         563,604
                                                 -------------


COMMERCIAL SERVICES & SUPPLIES (1.7%)
Allied Waste Industries, Inc.
  (a)                                   21,308         268,907
Brink's Co. (The)                       21,082       1,379,184
ChoicePoint, Inc. (a)                    5,029         242,398
Copart, Inc. (a)                         4,078         174,620
Covanta Holding Corp. (a)               14,642         390,795
HNI Corp. (b)                            8,198         144,777
Monster Worldwide, Inc. (a)             15,298         315,292
R.R. Donnelley & Sons Co.               19,823         588,545
Robert Half International,
  Inc.                                  72,243       1,731,665
Steelcase, Inc. Class A (b)             15,006         150,510
                                                 -------------
                                                     5,386,693
                                                 -------------

COMMUNICATIONS EQUIPMENT (0.1%)
CommScope, Inc. (a)                      4,238         223,639
                                                 -------------


COMPUTERS & PERIPHERALS (3.2%)
Lexmark International, Inc.
  Class A (a)                           46,494       1,554,294
NetApp, Inc. (a)                       113,038       2,448,403
QLogic Corp. (a)                        59,833         872,963
Seagate Technology                     139,189       2,662,686
Western Digital Corp. (a)(b)            80,628       2,784,085
                                                 -------------
                                                    10,322,431
                                                 -------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor Corp.                             12,141       2,259,197
Shaw Group, Inc. (The) (a)              28,505       1,761,324
                                                 -------------
                                                     4,020,521
                                                 -------------

CONSUMER FINANCE (0.3%)
Discover Financial Services             63,019         829,960
                                                 -------------


CONTAINERS & PACKAGING (1.1%)
Ball Corp.                              18,291         873,212
Crown Holdings, Inc. (a)                 1,835          47,692
Owens-Illinois, Inc. (a)                35,993       1,500,548


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-227


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONTAINERS & PACKAGING (CONTINUED)
Pactiv Corp. (a)(b)                     24,684   $     524,041
Sonoco Products Co.                     17,440         539,768
                                                 -------------
                                                     3,485,261
                                                 -------------

DIVERSIFIED CONSUMER SERVICES (0.0%)++
Hillenbrand, Inc.                           97           2,076
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (0.3%)
Moody's Corp. (b)                       10,065         346,639
NASDAQ OMX Group, Inc. (The)
  (a)                                   23,017         611,101
                                                 -------------
                                                       957,740
                                                 -------------

ELECTRIC UTILITIES (1.0%)
V  Edison International                 64,713       3,324,954
                                                 -------------


ELECTRICAL EQUIPMENT (0.4%)
Hubbell, Inc. Class B                   28,858       1,150,568
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Agilent Technologies, Inc.
  (a)                                   56,551       2,009,823
Arrow Electronics, Inc. (a)             53,369       1,639,496
Avnet, Inc. (a)                          8,744         238,536
AVX Corp. (b)                            9,253         104,651
Molex, Inc. (b)                         24,756         604,294
Tech Data Corp. (a)                     13,804         467,818
Vishay Intertechnology, Inc.
  (a)                                   31,785         281,933
                                                 -------------
                                                     5,346,551
                                                 -------------

ENERGY EQUIPMENT & SERVICES (6.4%)
Diamond Offshore Drilling,
  Inc.                                  12,918       1,797,411
Dresser-Rand Group, Inc. (a)             4,613         180,368
V  ENSCO International, Inc.            35,337       2,853,109
FMC Technologies, Inc. (a)              23,211       1,785,622
Global Industries, Ltd. (a)             22,610         405,397
V  Helmerich & Payne, Inc.              42,487       3,059,914
Nabors Industries, Ltd.
  (a)(b)                                25,503       1,255,513
Noble Corp.                             18,256       1,185,910
Oil States International,
  Inc. (a)(b)                            6,181         392,123
Patterson-UTI Energy, Inc.
  (b)                                   74,909       2,699,720
SEACOR Holdings, Inc. (a)                6,937         620,931
Superior Energy Services,
  Inc. (a)                              39,498       2,177,920
Tidewater, Inc. (b)                      3,504         227,865
Unit Corp. (a)                          22,868       1,897,358
Weatherford International,
  Ltd. (a)                               3,198         158,589
                                                 -------------
                                                    20,697,750
                                                 -------------

FOOD & STAPLES RETAILING (0.6%)
BJ's Wholesale Club, Inc.
  (a)(b)                                27,128       1,049,854
Safeway, Inc.                           25,705         733,878
                                                 -------------
                                                     1,783,732
                                                 -------------

FOOD PRODUCTS (0.6%)
Corn Products International,
  Inc.                                   9,250         454,267
Hormel Foods Corp.                      22,204         768,480
Tyson Foods, Inc. Class A               35,312         527,561
Wm. Wrigley Jr. Co.                      2,437         189,550
                                                 -------------
                                                     1,939,858
                                                 -------------

GAS UTILITIES (0.5%)
Energen Corp.                           12,497         975,141
ONEOK, Inc.                              4,190         204,598
Questar Corp.                            5,302         376,654
                                                 -------------
                                                     1,556,393
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
C.R. Bard, Inc. (b)                     17,815       1,566,829
Edwards Lifesciences Corp.
  (a)(b)                                 7,331         454,815
Hill-Rom Holdings, Inc.                 23,205         626,071
Intuitive Surgical, Inc. (a)             2,189         589,717
Kinetic Concepts, Inc. (a)               6,641         265,042
St. Jude Medical, Inc. (a)              10,045         410,640
Varian Medical Systems, Inc.
  (a)                                   25,506       1,322,486
                                                 -------------
                                                     5,235,600
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
AmerisourceBergen Corp.                 23,073         922,689
CIGNA Corp.                             52,863       1,870,822
Community Health Systems,
  Inc. (a)                               6,419         211,699
Express Scripts, Inc. (a)                8,232         516,311
Health Net, Inc. (a)                    27,400         659,244
Humana, Inc. (a)                        20,962         833,659
Laboratory Corp. of America
  Holdings (a)                          11,703         814,880
Lincare Holdings, Inc. (a)              23,648         671,603
Omnicare, Inc.                           6,821         178,847
Pediatrix Medical Group, Inc.
  (a)                                      817          40,221
Tenet Healthcare Corp. (a)              60,219         334,818
Universal Health Services,
  Inc. Class B                          14,137         893,741
WellCare Health Plans, Inc.
  (a)                                    7,938         286,959
                                                 -------------
                                                     8,235,493
                                                 -------------

HEALTH CARE TECHNOLOGY (0.0%)++
HLTH Corp. (a)                           1,985          22,470
                                                 -------------


HOTELS, RESTAURANTS & LEISURE (0.7%)
Brinker International, Inc.              8,699         164,411
Burger King Holdings, Inc.              11,508         308,299
Darden Restaurants, Inc.                 8,496         271,362
International Game Technology            8,098         202,288
Panera Bread Co. Class A
  (a)(b)                                10,030         463,988



M-228    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Royal Caribbean Cruises, Ltd.
  (b)                                    3,099   $      69,635
Yum! Brands, Inc.                       20,632         723,977
                                                 -------------
                                                     2,203,960
                                                 -------------

HOUSEHOLD DURABLES (2.8%)
Black & Decker Corp.                    15,346         882,548
Centex Corp.                            14,707         196,633
D.R. Horton, Inc. (b)                  150,700       1,635,095
KB Home (b)                             28,299         479,102
Lennar Corp. Class A (b)                51,148         631,166
M.D.C. Holdings, Inc.                   17,298         675,660
NVR, Inc. (a)(b)                         2,037       1,018,663
Pulte Homes, Inc. (b)                  104,200       1,003,446
Ryland Group, Inc.                      12,541         273,519
Snap-on, Inc.                           18,131         942,993
Stanley Works (The)                     19,528         875,440
Toll Brothers, Inc. (a)                 16,260         304,550
                                                 -------------
                                                     8,918,815
                                                 -------------

HOUSEHOLD PRODUCTS (0.5%)
Church & Dwight Co., Inc.               28,581       1,610,539
                                                 -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.4%)
AES Corp. (The) (a)(b)                  80,856       1,553,244
Calpine Corp. (a)                       28,792         649,548
Mirant Corp. (a)(b)                     68,214       2,670,578
NRG Energy, Inc. (a)                    40,556       1,739,852
Reliant Energy, Inc. (a)                55,510       1,180,698
                                                 -------------
                                                     7,793,920
                                                 -------------

INDUSTRIAL CONGLOMERATES (0.7%)
McDermott International, Inc.
  (a)                                   32,404       2,005,484
Walter Industries, Inc.                  3,499         380,586
                                                 -------------
                                                     2,386,070
                                                 -------------

INSURANCE (8.0%)
Allied World Assurance
  Holdings, Ltd./Bermuda                16,670         660,465
American Financial Group,
  Inc.                                  34,820         931,435
Aon Corp. (b)                           42,128       1,935,360
Arch Capital Group, Ltd. (a)            23,197       1,538,425
Arthur J. Gallagher & Co.               40,030         964,723
Assurant, Inc.                          32,114       2,118,239
Axis Capital Holdings, Ltd.             69,696       2,077,638
CNA Financial Corp.                      5,248         131,987
Conseco, Inc. (a)                       12,478         123,782
Everest Re Group, Ltd.                   9,041         720,658
Genworth Financial, Inc.
  Class A                              126,231       2,248,174
HCC Insurance Holdings, Inc.            34,892         737,617
Nationwide Financial
  Services, Inc. Class A                12,907         619,665
Old Republic International
  Corp.                                 92,066       1,090,061
PartnerRe, Ltd.                         17,546       1,212,955
Philadelphia Consolidated
  Holding Corp. (a)                      7,435         252,567
Principal Financial Group,
  Inc.                                  51,264       2,151,550
Protective Life Corp.                    2,225          84,661
Reinsurance Group of America,
  Inc.                                  11,265         490,253
RenaissanceRe Holdings, Ltd.            32,515       1,452,445
SAFECO Corp.                             4,681         314,376
StanCorp Financial Group,
  Inc.                                  12,128         569,531
Transatlantic Holdings, Inc.            13,329         752,689
Unum Group                              43,432         888,184
W.R. Berkley Corp.                      77,669       1,876,483
                                                 -------------
                                                    25,943,923
                                                 -------------

INTERNET & CATALOG RETAIL (0.8%)
Expedia, Inc. (a)                       35,005         643,392
IAC/InterActiveCorp. (a)                87,682       1,690,509
Priceline.com, Inc. (a)(b)               2,374         274,102
                                                 -------------
                                                     2,608,003
                                                 -------------

INTERNET SOFTWARE & SERVICES (0.3%)
Sohu.com, Inc. (a)(b)                    3,537         249,146
VeriSign, Inc. (a)(b)                   16,566         626,195
                                                 -------------
                                                       875,341
                                                 -------------

IT SERVICES (4.1%)
Acxiom Corp.                            11,811         135,708
Affiliated Computer Services,
  Inc. Class A (a)                      50,641       2,708,787
Alliance Data Systems Corp.
  (a)                                      104           5,881
Broadridge Financial
  Solutions LLC                         25,987         547,026
Computer Sciences Corp. (a)             42,212       1,977,210
Electronic Data Systems Corp.           39,320         968,845
Fiserv, Inc. (a)                        26,565       1,205,254
Hewitt Associates, Inc. Class
  A (a)                                 45,057       1,727,035
Mastercard, Inc. Class A                 9,166       2,433,756
Metavante Technologies, Inc.
  (a)                                      413           9,342
Paychex, Inc.                           32,609       1,020,010
SAIC, Inc. (a)                          23,007         478,776
                                                 -------------
                                                    13,217,630
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS (0.7%)
Hasbro, Inc.                            67,408       2,407,814
                                                 -------------


LIFE SCIENCES TOOLS & SERVICES (0.4%)
Applera Corp.-Applied
  BioSystems Group                      17,801         595,977
Covance, Inc. (a)                        3,418         294,016
Invitrogen Corp. (a)                     5,534         217,265
Pharmaceutical Product
  Development, Inc.                      7,567         324,624
                                                 -------------
                                                     1,431,882
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-229


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (4.5%)
AGCO Corp. (a)(b)                       29,408   $   1,541,273
Bucyrus International, Inc.             12,338         900,921
Dover Corp.                             13,256         641,193
Flowserve Corp.                         13,356       1,825,765
Gardner Denver, Inc. (a)                10,046         570,613
Harsco Corp.                             3,806         207,084
Ingersoll-Rand Co., Ltd.
  Class A                               43,077       1,612,372
Joy Global, Inc.                        30,397       2,305,004
Oshkosh Corp. (b)                        4,337          89,733
Parker Hannifin Corp.                   19,698       1,404,861
SPX Corp.                               20,646       2,719,698
Toro Co. (The) (b)                       9,194         305,884
Trinity Industries, Inc.                10,091         350,057
Valmont Industries, Inc.                 1,062         110,756
                                                 -------------
                                                    14,585,214
                                                 -------------

MARINE (0.3%)
Kirby Corp. (a)                         22,903       1,099,344
                                                 -------------


MEDIA (1.0%)
CTC Media, Inc. (a)                      6,245         154,002
Dish Network Corp. Class A
  (a)                                   80,029       2,343,249
Getty Images, Inc. (a)                   3,646         123,709
John Wiley & Sons, Inc. Class
  A                                      2,902         130,677
Liberty Media Corp. Capital
  Class A (a)                            7,561         108,878
Meredith Corp. (b)                       2,834          80,174
Regal Entertainment Group
  Class A (b)                           19,083         291,588
Warner Music Group Corp.                 3,587          25,611
                                                 -------------
                                                     3,257,888
                                                 -------------

METALS & MINING (2.7%)
AK Steel Holding Corp.                  39,837       2,748,753
Cleveland-Cliffs, Inc.                     162          19,309
Reliance Steel & Aluminum Co.           32,153       2,478,675
Schnitzer Steel Industries,
  Inc. Class A                           2,690         308,274
V  United States Steel Corp.            17,206       3,179,325
                                                 -------------
                                                     8,734,336
                                                 -------------

MULTILINE RETAIL (1.0%)
Big Lots, Inc. (a)(b)                   42,668       1,332,948
Dollar Tree, Inc. (a)                   27,945         913,522
Family Dollar Stores, Inc.
  (b)                                   54,681       1,090,339
Sears Holdings Corp. (a)(b)                722          53,183
                                                 -------------
                                                     3,389,992
                                                 -------------

MULTI-UTILITIES (1.1%)
Alliant Energy Corp.                     2,320          79,483
Energy East Corp.                        1,595          39,428
MDU Resources Group, Inc.               18,411         641,807
PG&E Corp.                              44,961       1,784,502
Puget Energy, Inc.                      12,709         304,889
Sempra Energy (b)                        6,974         393,682
TECO Energy, Inc.                       15,095         324,392
                                                 -------------
                                                     3,568,183
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (12.9%)
Alpha Natural Resources, Inc.
  (a)(b)                                 2,925         305,048
V  Arch Coal, Inc.                      45,455       3,410,489
Cabot Oil & Gas Corp.                    5,626         381,049
V  Chesapeake Energy Corp.
  (b)                                   48,060       3,170,038
Cimarex Energy Co.                      37,071       2,582,737
CONSOL Energy, Inc.                     22,660       2,546,304
Continental Resources, Inc.
  (a)(b)                                 5,345         370,515
Denbury Resources, Inc. (a)             69,705       2,544,232
Encore Acquisition Co. (a)               3,234         243,164
Forest Oil Corp. (a)                     4,228         314,986
Foundation Coal Holdings,
  Inc.                                  22,324       1,977,460
Frontline, Ltd. (b)                     24,100       1,681,698
V  Hess Corp.                           26,036       3,285,483
Holly Corp.                              9,838         363,219
Mariner Energy, Inc. (a)                10,946         404,674
V  Massey Energy Co. (b)                36,987       3,467,531
V  Murphy Oil Corp.                     33,282       3,263,300
Newfield Exploration Co. (a)            37,473       2,445,113
Noble Energy, Inc.                      16,508       1,660,044
Pioneer Natural Resources Co.           11,247         880,415
Plains Exploration &
  Production Co. (a)                    13,823       1,008,664
Range Resources Corp.                   15,731       1,031,010
Southwestern Energy Co. (a)              9,631         458,532
St. Mary Land & Exploration
  Co.                                   19,199       1,241,023
Sunoco, Inc.                            23,925         973,508
W&T Offshore, Inc.                      14,064         822,885
Whiting Petroleum Corp. (a)              7,560         801,965
                                                 -------------
                                                    41,635,086
                                                 -------------

PERSONAL PRODUCTS (0.6%)
Estee Lauder Cos., Inc. (The)
  Class A                               18,326         851,243
Herbalife, Ltd.                         25,257         978,709
NBTY, Inc. (a)                           6,773         217,142
                                                 -------------
                                                     2,047,094
                                                 -------------

PHARMACEUTICALS (2.0%)
Endo Pharmaceuticals
  Holdings, Inc. (a)                    64,840       1,568,480
Forest Laboratories, Inc. (a)           51,195       1,778,514
King Pharmaceuticals, Inc.
  (a)                                  105,601       1,105,642
Perrigo Co.                              5,990         190,302
Sepracor, Inc. (a)                      19,689         392,205
Warner Chilcott, Ltd. Class A
  (a)                                   11,432         193,772
Watson Pharmaceuticals, Inc.
  (a)                                   50,887       1,382,600
                                                 -------------
                                                     6,611,515
                                                 -------------




M-230    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (2.5%)
Camden Property Trust                    6,538   $     289,372
CBL & Associates Properties,
  Inc.                                   4,042          92,319
Colonial Properties Trust                2,813          56,316
Hospitality Properties Trust            26,089         638,137
Host Hotels & Resorts, Inc.            150,117       2,049,097
Liberty Property Trust (b)               7,147         236,923
Macerich Co. (The)                      21,345       1,326,165
Mack-Cali Realty Corp.                   4,129         141,088
Nationwide Health Properties,
  Inc.                                  18,343         577,621
Public Storage (b)                      21,742       1,756,536
Rayonier, Inc.                           1,561          66,280
SL Green Realty Corp.                      707          58,483
Taubman Centers, Inc.                   16,433         799,465
                                                 -------------
                                                     8,087,802
                                                 -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Jones Lang LaSalle, Inc.                 9,714         584,686
                                                 -------------


ROAD & RAIL (2.7%)
Con-Way, Inc.                           11,254         531,864
CSX Corp.                               40,417       2,538,592
Hertz Global Holdings, Inc.
  (a)                                   21,240         203,904
J.B. Hunt Transport Services,
  Inc.                                  37,260       1,240,013
Kansas City Southern (a)                37,750       1,660,622
Landstar System, Inc.                   10,216         564,128
Ryder System, Inc. (b)                  28,838       1,986,361
                                                 -------------
                                                     8,725,484
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.7%)
Altera Corp.                            13,456         278,539
Analog Devices, Inc.                    80,978       2,572,671
Integrated Device Technology,
  Inc. (a)                              44,038         437,738
KLA-Tencor Corp.                        30,623       1,246,662
Lam Research Corp. (a)                  45,278       1,636,800
Linear Technology Corp.                  6,847         223,007
LSI Corp. (a)                              910           5,587
MEMC Electronic Materials,
  Inc. (a)                              20,002       1,230,923
Microchip Technology, Inc.
  (b)                                   19,214         586,796
National Semiconductor Corp.            85,606       1,758,347
Novellus Systems, Inc. (a)              52,225       1,106,648
Teradyne, Inc. (a)                      21,406         236,964
Xilinx, Inc. (b)                        24,120         609,030
                                                 -------------
                                                    11,929,712
                                                 -------------

SOFTWARE (3.8%)
V  Activision, Inc. (a)                 87,389       2,977,343
Autodesk, Inc. (a)                      36,030       1,218,174
BMC Software, Inc. (a)                  72,416       2,606,976
CA, Inc.                                28,230         651,831
Compuware Corp. (a)                     89,614         854,918
McAfee, Inc. (a)                        33,608       1,143,680
NAVTEQ Corp. (a)                         5,183         399,091
Salesforce.com, Inc. (a)(b)             14,465         986,947
Synopsys, Inc. (a)                      53,365       1,275,957
                                                 -------------
                                                    12,114,917
                                                 -------------

SPECIALTY RETAIL (5.2%)
Abercrombie & Fitch Co. Class
  A                                     29,837       1,870,183
Advance Auto Parts, Inc.                12,368         480,249
American Eagle Outfitters,
  Inc. (b)                              21,968         299,424
AnnTaylor Stores Corp. (a)              29,982         718,369
AutoZone, Inc. (a)                      17,469       2,113,924
Barnes & Noble, Inc. (b)                19,479         483,858
Foot Locker, Inc.                       44,544         554,573
Gap, Inc. (The) (b)                    148,906       2,482,263
RadioShack Corp. (b)                    33,333         408,996
Ross Stores, Inc.                       49,558       1,760,300
Sherwin-Williams Co. (The)
  (b)                                   45,190       2,075,577
TJX Cos., Inc.                          77,231       2,430,460
Urban Outfitters, Inc. (a)              38,779       1,209,517
                                                 -------------
                                                    16,887,693
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Coach, Inc. (a)                         11,819         341,333
Hanesbrands, Inc. (a)                   47,171       1,280,221
Polo Ralph Lauren Corp. (b)             26,379       1,656,074
                                                 -------------
                                                     3,277,628
                                                 -------------

TOBACCO (0.3%)
Lorillard, Inc. (a)                     14,009         968,862
                                                 -------------


TRADING COMPANIES & DISTRIBUTORS (0.3%)
GATX Corp.                               5,723         253,701
WESCO International, Inc. (a)           18,086         724,163
                                                 -------------
                                                       977,864
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Leap Wireless International,
  Inc. (a)                               3,194         137,885
Telephone and Data Systems,
  Inc.                                  12,180         575,749
                                                 -------------
                                                       713,634
                                                 -------------
Total Common Stocks
  (Cost $307,146,306)                              322,501,167
                                                 -------------



EXCHANGE TRADED FUNDS (0.1%) (C)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                                 545          69,760
S&P MidCap 400 Index--MidCap
  SPDR Trust Series 1                    2,100         313,110
                                                 -------------
Total Exchange Traded Funds
  (Cost $382,875)                                      382,870
                                                 -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-231


                                        SHARES           VALUE
SHORT-TERM INVESTMENT (14.1%)
--------------------------------------------------------------

INVESTMENT COMPANY (14.1%)
State Street Navigator
  Securities
  Lending Prime Portfolio (d)       45,535,010   $  45,535,010
                                                 -------------
Total Short-Term Investment
  (Cost $45,535,010)                                45,535,010
                                                 -------------
Total Investments
  (Cost $353,064,191) (e)                114.2%    368,419,047
Liabilities in Excess of
  Cash and Other Assets                  (14.2)    (45,774,265)
                                         -----    ------------
Net Assets                               100.0%  $ 322,644,782
                                         -----    ------------
                                         -----    ------------




++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $43,951,761; cash collateral of
     $45,535,010 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(c)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $355,078,220
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 38,889,234
Gross unrealized depreciation       (25,548,407)
                                   ------------
Net unrealized appreciation        $ 13,340,827
                                   ============






M-232    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $353,064,191) including
  $43,951,761 market
  value of securities loaned         $368,419,047
Cash                                      320,743
Receivables:
  Investment securities sold            2,564,100
  Dividends and interest                  235,861
  Fund shares sold                         80,038
Other assets                                6,211
                                     ------------
     Total assets                     371,626,000
                                     ------------

LIABILITIES:
Securities lending collateral          45,535,010
Payables:
  Investment securities purchased       2,210,010
  Fund shares redeemed                    841,019
  Manager (See Note 3)                    242,388
  Shareholder communication                75,778
  NYLIFE Distributors (See Note 3)         33,449
  Professional fees                        26,546
  Custodian                                15,721
  Directors                                 1,297
                                     ------------
     Total liabilities                 48,981,218
                                     ------------
Net assets                           $322,644,782
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    231,445
Additional paid-in capital            290,041,409
                                     ------------
                                      290,272,854
Accumulated undistributed net
  investment income                     1,165,019
Accumulated undistributed net
  realized gain on investments         15,852,053
Net unrealized appreciation on
  investments                          15,354,856
                                     ------------
Net assets                           $322,644,782
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $170,099,130
                                     ============
Shares of capital stock outstanding    12,153,222
                                     ============
Net asset value per share
  outstanding                        $      14.00
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $152,545,652
                                     ============
Shares of capital stock outstanding    10,991,275
                                     ============
Net asset value per share
  outstanding                        $      13.88
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-233

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $  2,172,390
  Income from securities
     loaned--net                           123,288
  Interest                                   3,543
                                      ------------
     Total income                        2,299,221
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,397,066
  Distribution and service--Service
     Class
     (See Note 3)                          190,598
  Shareholder communication                 48,148
  Custodian                                 30,050
  Professional fees                         28,928
  Directors                                  6,383
  Miscellaneous                              8,214
                                      ------------
     Total expenses                      1,709,387
                                      ------------
Net investment income                      589,834
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (17,682,442)
Net change in unrealized
  appreciation on investments           (5,026,269)
                                      ------------
Net realized and unrealized loss on
  investments                          (22,708,711)
                                      ------------
Net decrease in net assets
  resulting from operations           $(22,118,877)
                                      ============







M-234    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $    589,834   $    540,679
 Net realized gain (loss) on
  investments                   (17,682,442)    34,190,119
 Net change in unrealized
  appreciation on investments    (5,026,269)   (19,597,496)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (22,118,877)    15,133,302
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --       (822,052)
    Service Class                        --       (384,460)
                               ---------------------------
                                         --     (1,206,512)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --    (19,970,506)
    Service Class                        --    (16,119,221)
                               ---------------------------
                                         --    (36,089,727)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (37,296,239)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         14,295,604     71,948,352
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --     37,296,239
 Cost of shares redeemed        (39,581,280)   (48,628,299)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (25,285,676)    60,616,292
                               ---------------------------
    Net increase (decrease)
     in net assets              (47,404,553)    38,453,355

NET ASSETS:
Beginning of period             370,049,335    331,595,980
                               ---------------------------
End of period                  $322,644,782   $370,049,335
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  1,165,019   $    575,185
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-235

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INITIAL CLASS
                            ---------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                     YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  14.86     $  15.68    $  13.72    $  13.12    $  11.01    $  8.16
                             --------     --------    --------    --------    --------    -------
Net investment income            0.04         0.04        0.07        0.07        0.06       0.05(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.90)        0.82        1.99        2.02        2.39       2.84
                             --------     --------    --------    --------    --------    -------
Total from investment
  operations                    (0.86)        0.86        2.06        2.09        2.45       2.89
                             --------     --------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.07)         --       (0.08)      (0.06)     (0.04)
  From net realized gain
     on investments                --        (1.61)      (0.10)      (1.41)      (0.28)        --
                             --------     --------    --------    --------    --------    -------
Total dividends and
  distributions                    --        (1.68)      (0.10)      (1.49)      (0.34)     (0.04)
                             --------     --------    --------    --------    --------    -------
Net asset value at end of
  period                     $  14.00     $  14.86    $  15.68    $  13.72    $  13.12    $ 11.01
                             ========     ========    ========    ========    ========    =======
Total investment return
  (f)                           (5.80%)(d)    5.03%      14.96%      15.86%      22.27%     35.43%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          0.47%+       0.25%       0.51%       0.54%       0.70%      0.55%
  Net expenses                   0.92%+       0.91%       0.93%       0.94%       0.98%      0.98%
  Expenses (before
     waiver/reimbursement)       0.92%+       0.91%       0.93%       0.94%       1.04%      1.18%
Portfolio turnover rate            76%         166%        166%        159%        185%       202%
Net assets at end of
  period (in 000's)          $170,099     $202,966    $199,356    $159,762    $128,178    $55,351




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service of 0.25%.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-236    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      ------------------------------------------------------------------------
                                                                     JUNE 5,
      SIX MONTHS                                                     2003(A)
         ENDED                                                       THROUGH
       JUNE 30,               YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ------------------------------------------------------------------------

         2008*        2007        2006        2005       2004         2003

       $  14.75     $  15.59    $  13.68    $ 13.10    $ 11.00       $ 9.28
       --------     --------    --------    -------    -------       ------
           0.02         0.00(c)     0.04       0.04       0.04         0.03 (b)
          (0.89)        0.81        1.97       2.00       2.38         1.72
       --------     --------    --------    -------    -------       ------
          (0.87)        0.81        2.01       2.04       2.42         1.75
       --------     --------    --------    -------    -------       ------

             --        (0.04)         --      (0.05)     (0.04)       (0.03)
             --        (1.61)      (0.10)     (1.41)     (0.28)          --
       --------     --------    --------    -------    -------       ------
             --        (1.65)      (0.10)     (1.46)     (0.32)       (0.03)
       --------     --------    --------    -------    -------       ------
       $  13.88     $  14.75    $  15.59    $ 13.68    $ 13.10       $11.00
       ========     ========    ========    =======    =======       ======
          (5.92%)(d)    4.77%      14.67%     15.57%     21.96%       18.89%(d)

           0.23%+       0.01%       0.26%      0.37%      0.45%        0.30%+(e)
           1.17%+       1.16%       1.18%      1.19%      1.23%        1.23%+
           1.17%+       1.16%       1.18%      1.19%      1.29%        1.43%+
             76%         166%        166%       159%       185%         202%
       $152,546     $167,083    $132,240    $89,991    $42,662       $8,930




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-237

MAINSTAY VP MID CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -9.97%       -10.25%        14.47%         6.43%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                    MAINSTAY VP
                                      MID CAP        RUSSELL MIDCAP(R)
                                 GROWTH PORTFOLIO      GROWTH INDEX
                                 ----------------    -----------------
7/2/01                               10000.00            10000.00
                                      8550.00             7366.00
                                      7877.00             7908.00
                                      9944.00            10069.00
                                     12285.00            11163.00
                                     14511.00            12618.00
                                     17245.00            15108.00
6/30/08                              15478.00            14137.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.08%       -10.47%        14.18%         6.17%




                                            (After Portfolio operating expenses)

                 MAINSTAY VP
                   MID CAP        RUSSELL MIDCAP(R)
              GROWTH PORTFOLIO      GROWTH INDEX
              ----------------    -----------------
7/2/01            10000.00            10000.00
                   8529.00             7366.00
                   7838.00             7908.00
                   9870.00            10069.00
                  12164.00            11163.00
                  14331.00            12618.00
                  16989.00            15108.00
6/30/08           15210.00            14137.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           SINCE
                                            MONTHS         YEAR          YEARS        INCEPTION
------------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(3)            -6.81%        -6.42%        12.32%         5.07%
Average Lipper Variable Products Mid Cap
Growth Portfolio(4)                          -8.66         -4.91         11.66          4.12



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 14.46% and 6.43% for Initial Class shares and 14.18% and 6.17% for Service Class shares for the five-year and since-inception periods, respectively.

2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-238    MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $900.30         $3.78          $1,020.89         $4.02
--------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES           $1,000.00        $899.20         $4.96          $1,019.64         $5.27
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-239

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Energy Equipment & Services              8.7%
Aerospace & Defense                      6.6
Life Science Tools & Services            6.4
Health Care Equipment & Supplies         5.9
Machinery                                5.9
Oil, Gas & Consumable Fuels              5.0
Construction & Engineering               4.8
Electronic Equipment & Instruments       4.8
Health Care Providers & Services         4.0
Software                                 3.9
Electrical Equipment                     3.8
Semiconductors & Semiconductor
  Equipment                              3.1
Internet Software & Services             2.4
Metals & Mining                          2.3
Capital Markets                          2.0
Containers & Packaging                   2.0
Personal Products                        1.8
Wireless Telecommunication Services      1.8
Biotechnology                            1.5%
Textiles, Apparel & Luxury Goods         1.4
Communications Equipment                 1.2
Diversified Financial Services           1.2
Chemicals                                1.1
Specialty Retail                         1.1
Distributors                             1.0
IT Services                              1.0
Media                                    0.9
Diversified Consumer Services            0.7
Electric Utilities                       0.6
Diversified Telecommunication
  Services                               0.3
Thrifts & Mortgage Finance               0.3
Multiline Retail                         0.2
Exchange Traded Fund                     1.1
Short-Term Investment                   17.9
  (collateral from securities lending
     is 17.9%)
Cash and Other Assets, Less
  Liabilities                           -6.7
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-243 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Fluor Corp.
    2.  National Oilwell Varco, Inc.
    3.  Atwood Oceanics, Inc.
    4.  Alliant Techsystems, Inc.
    5.  Amphenol Corp. Class A
    6.  Joy Global, Inc.
    7.  Thermo Fisher Scientific, Inc.
    8.  Newfield Exploration Co.
    9.  Roper Industries, Inc.
   10.  Weatherford International, Ltd.







M-240    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Mid Cap Growth Portfolio returned -9.97% for Initial Class shares and -10.08% for Service Class shares. Both share classes underperformed the -8.66% return of the average Lipper(1) Variable Products Mid Cap Growth Portfolio and the -6.81% return of the Russell Midcap(R) Growth Index(1) for the six months ended June 30, 2008. The Russell Midcap(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2008?

Rising oil prices, tight credit markets and a weakening economy weighed on the Portfolio's performance. In particular, these factors affected select holdings in energy, information technology and health care. Dramatic investor reactions to negative news caused severe sell-offs in several of the Portfolio's holdings.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE PARTICULARLY WEAK?

The Portfolio's three strongest-performing sectors relative to the Russell Midcap(R) Growth Index were industrials, consumer discretionary and telecommunication services. The Portfolio's industrial holdings benefited from strong demand for oil and gas exploration equipment and from strong capital spending in China and other high-growth emerging markets. Because of broad-based weakness in the consumer discretionary sector, a significantly underweight position in the sector helped the Portfolio's performance relative to the benchmark. Stock selection in telecommunication services contributed to strong relative performance in that sector.

The Portfolio's three weakest sectors during the reporting period were energy, health care and information technology. Negative results in specific stocks accounted for the negative impact on the Fund's relative performance.

WHICH INDIVIDUAL PORTFOLIO HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

During the reporting period, the greatest positive individual contributors to the Portfolio's absolute performance included Joy Global, Mosaic and Respironics. Joy Global, a leading manufacturer of mining equipment, benefited from rising worldwide demand for coal, minerals and ores. Mosaic, a major fertilizer manufacturer, advanced on similar strong demand as food inflation prompted farmers to seek ways of boosting productivity. Respironics, which designs and manufactures medical equipment for patients with breathing problems, was acquired by Royal Philips Electronics for a significant premium during the first half of 2008.

Major detractors from the Portfolio's performance during the reporting period included Tesoro, Allegheny Technologies and Affiliated Manager's Group. Tesoro came under pressure on concerns that the dramatic rise in oil prices would lead to margin contraction at the company. We ultimately sold the stock, but not before it took a toll on the Portfolio's absolute and relative performance. Allegheny Technologies produces a range of stainless and specialty steel products and is a leading supplier to several end markets, including aerospace. Project delays at Boeing and Airbus, rising input costs and a sluggish recovery in the commodity stainless-steel business all hurt the stock's performance during the reporting period. We continued to hold the stock, however, since we believed that the company's long-term prospects remained intact and investor's concerns were fully reflected in the price of the stock. Affiliated Manager's Group, an asset management company with interests in more than 30 investment management firms, saw its shares decline early in the

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-capitalization companies are generally less established than larger companies and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-241
reporting period on economic weakness that led to fallout in the global equity markets.

DID THE PORTFOLIO MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio initiated a position in Dollar Tree, a deep discount chain that sells a mix of hard goods and consumables, each for $1 or less. The stock fared well as economic weakness translated into more price-conscious shopping. During the reporting period, we also established a new position in St. Jude Medical, a manufacturer and marketer of cardiovascular medical devices. Since the beginning of 2008, St. Jude's management has been upbeat in its outlook for the cardiac rhythm management market, which is a key product segment for the company. We also added a position in Owens-Illinois, a leading manufacturer of plastic and glass packaging products, on the belief that the company may benefit from price increases, margin expansion and the possibility of further growth through acquisitions and internal investments.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased our allocation to consumer staples stocks, but remained underweight in the sector, as we adopted a more defensive posture in response to the deepening economic slowdown in the United States. We also added to the Portfolio's information technology holdings but remained underweight in the sector, as a dramatic sell-off in the group during the first quarter left select high-quality information technology stocks attractively valued.

We reduced the Portfolio's weighting in consumer discretionary stocks toward the end of the reporting period, as the macroeconomic outlook worsened. The Portfolio began the reporting period with an overweight position in energy, and we tapered this overweight position down as the period progressed and the price of oil appeared to stabilize.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the Portfolio had significantly overweight positions in health care and industrials, and its positions in energy and materials were more modestly overweight. The Portfolio's positioning in health care, industrials and energy had a negative impact on performance during the reporting period, while the overweight in materials had a relatively neutral impact.

On the same date, the Portfolio was significantly underweight in consumer discretionary, consumer staples and financials. The Portfolio's positioning in consumer discretionary and financials had a meaningfully positive impact on relative performance during the reporting period. The underweight in consumer staples stocks had a slightly positive impact.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-242    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (87.7%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (6.6%)
V  Alliant Techsystems, Inc.
  (a)(b)                                88,900   $   9,039,352
L-3 Communications Holdings,
  Inc.                                  63,800       5,797,506
Precision Castparts Corp.               68,000       6,553,160
                                                 -------------
                                                    21,390,018
                                                 -------------

BIOTECHNOLOGY (1.5%)
Cephalon, Inc. (a)(b)                   56,400       3,761,316
United Therapeutics Corp.
  (a)(b)                                10,900       1,065,475
                                                 -------------
                                                     4,826,791
                                                 -------------

CAPITAL MARKETS (2.0%)
Affiliated Managers Group,
  Inc. (a)(b)                           56,350       5,074,881
Ameriprise Financial, Inc.              32,100       1,305,507
                                                 -------------
                                                     6,380,388
                                                 -------------

CHEMICALS (1.1%)
Mosaic Co. (The) (a)                    25,500       3,689,850
                                                 -------------


COMMUNICATIONS EQUIPMENT (1.2%)
Harris Corp.                            75,500       3,811,995
                                                 -------------


CONSTRUCTION & ENGINEERING (4.8%)
V  Fluor Corp.                          59,400      11,053,152
Quanta Services, Inc. (a)(b)           137,500       4,574,625
                                                 -------------
                                                    15,627,777
                                                 -------------

CONTAINERS & PACKAGING (2.0%)
Crown Holdings, Inc. (a)               162,300       4,218,177
Owens-Illinois, Inc. (a)                57,500       2,397,175
                                                 -------------
                                                     6,615,352
                                                 -------------

DISTRIBUTORS (1.0%)
LKQ Corp. (a)                          182,600       3,299,582
                                                 -------------


DIVERSIFIED CONSUMER SERVICES (0.7%)
Capella Education Co. (a)(b)            41,100       2,451,615
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (1.2%)
IntercontinentalExchange,
  Inc. (a)                              33,900       3,864,600
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
NTELOS Holdings Corp.                   45,400       1,151,798
                                                 -------------


ELECTRIC UTILITIES (0.6%)
DPL, Inc.                               73,200       1,931,016
                                                 -------------


ELECTRICAL EQUIPMENT (3.8%)
General Cable Corp. (a)(b)              78,800       4,794,980
V  Roper Industries, Inc.              114,900       7,569,612
                                                 -------------
                                                    12,364,592
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.8%)
V  Amphenol Corp. Class A              195,400       8,769,552
Anixter International, Inc.
  (a)(b)                                59,200       3,521,808
Avnet, Inc. (a)                        120,900       3,298,152
                                                 -------------
                                                    15,589,512
                                                 -------------

ENERGY EQUIPMENT & SERVICES (8.7%)
V  Atwood Oceanics, Inc. (a)            77,800       9,673,652
FMC Technologies, Inc. (a)              23,100       1,777,083
V  National Oilwell Varco,
  Inc. (a)                             113,500      10,069,720
V  Weatherford
  International, Ltd. (a)              133,800       6,635,142
                                                 -------------
                                                    28,155,597
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.9%)
Becton, Dickinson & Co.                 67,300       5,471,490
C.R. Bard, Inc. (b)                     29,900       2,629,705
Hologic, Inc. (a)                      205,844       4,487,399
Hospira, Inc. (a)                       58,800       2,358,468
St. Jude Medical, Inc. (a)             100,600       4,112,528
                                                 -------------
                                                    19,059,590
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (4.0%)
Coventry Health Care, Inc.
  (a)                                   38,550       1,172,691
DaVita, Inc. (a)                        50,300       2,672,439
Henry Schein, Inc. (a)(b)               90,900       4,687,713
Medco Health Solutions, Inc.
  (a)                                   96,600       4,559,520
                                                 -------------
                                                    13,092,363
                                                 -------------

INTERNET SOFTWARE & SERVICES (2.4%)
Akamai Technologies, Inc.
  (a)(b)                                88,300       3,071,957
Equinix, Inc. (a)(b)                    52,400       4,675,128
                                                 -------------
                                                     7,747,085
                                                 -------------

IT SERVICES (1.0%)
Alliance Data Systems Corp.
  (a)                                   35,900       2,030,145
NeuStar, Inc. Class A (a)(b)            57,500       1,239,700
                                                 -------------
                                                     3,269,845
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (6.4%)
ICON PLC, Sponsored ADR
  (a)(c)                                50,300       3,798,656
Millipore Corp. (a)                     50,800       3,447,288
Pharmaceutical Product
  Development, Inc.                    120,100       5,152,290
V  Thermo Fisher Scientific,
  Inc. (a)                             150,400       8,381,792
                                                 -------------
                                                    20,780,026
                                                 -------------

MACHINERY (5.9%)
Actuant Corp. Class A                   89,900       2,818,365


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-243


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
V  Joy Global, Inc.                    111,800   $   8,477,794
Oshkosh Corp.                           74,700       1,545,543
Terex Corp. (a)                        120,900       6,210,633
                                                 -------------
                                                    19,052,335
                                                 -------------

MEDIA (0.9%)
Cablevision Systems Corp.
  Class A (a)                          134,600       3,041,960
                                                 -------------


METALS & MINING (2.3%)
Allegheny Technologies, Inc.            26,800       1,588,704
Commercial Metals Co.                   69,600       2,623,920
Steel Dynamics, Inc.                    83,800       3,274,066
                                                 -------------
                                                     7,486,690
                                                 -------------

MULTILINE RETAIL (0.2%)
Dollar Tree, Inc. (a)                   20,000         653,800
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (5.0%)
Holly Corp.                             55,100       2,034,292
V  Newfield Exploration Co.
  (a)                                  126,100       8,228,025
Patriot Coal Corp. (a)                   4,370         669,878
Peabody Energy Corp. (b)                58,800       5,177,340
                                                 -------------
                                                    16,109,535
                                                 -------------

PERSONAL PRODUCTS (1.8%)
Avon Products, Inc.                     48,000       1,728,960
Chattem, Inc. (a)(b)                    64,000       4,163,200
                                                 -------------
                                                     5,892,160
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
MEMC Electronic Materials,
  Inc. (a)                             104,700       6,443,238
Skyworks Solutions, Inc. (a)           109,300       1,078,791
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                                   72,700       2,531,414
                                                 -------------
                                                    10,053,443
                                                 -------------

SOFTWARE (3.9%)
Autodesk, Inc. (a)                     136,500       4,615,065
FactSet Research Systems,
  Inc. (b)                              70,600       3,979,016
MICROS Systems, Inc. (a)                78,500       2,393,465
Progress Software Corp. (a)             62,000       1,585,340
                                                 -------------
                                                    12,572,886
                                                 -------------

SPECIALTY RETAIL (1.1%)
Dick's Sporting Goods, Inc.
  (a)(b)                               123,000       2,182,020
Guess?, Inc.                            41,200       1,542,940
                                                 -------------
                                                     3,724,960
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Coach, Inc. (a)                        102,100       2,948,648
Phillips-Van Heusen Corp. (b)           44,300       1,622,266
                                                 -------------
                                                     4,570,914
                                                 -------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Freddie Mac (b)                         61,500       1,008,600
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES (1.8%)
SBA Communications Corp.
  Class A (a)                          159,300       5,736,393
                                                 -------------
Total Common Stocks
  (Cost $227,960,486)                              285,003,068
                                                 -------------



EXCHANGE TRADED FUND (1.1%) (D)
--------------------------------------------------------------

iShares Russell Midcap Growth
  Index Fund                            32,300       3,419,924
                                                 -------------
Total Exchange Traded Fund
  (Cost $3,590,591)                                  3,419,924
                                                 -------------

SHORT-TERM INVESTMENT (17.9%)
--------------------------------------------------------------

INVESTMENT COMPANY (17.9%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                     58,088,597      58,088,597
                                                 -------------
Total Short-Term Investment
  (Cost $58,088,597)                                58,088,597
                                                 -------------
Total Investments
  (Cost $289,639,674) (f)                106.7%    346,511,589
Liabilities in Excess of
  Cash and Other Assets                   (6.7)    (21,702,070)
                                         -----    ------------
Net Assets                               100.0%  $ 324,809,519
                                         ======  =============




(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $56,427,323; cash collateral of
     $58,088,597 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At June 30, 2008, cost is $289,658,474
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 71,403,522
Gross unrealized depreciation       (14,550,407)
                                   ------------
Net unrealized appreciation        $ 56,853,115
                                   ============






M-244    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $289,639,674) including
  $56,427,323 market
  value of securities loaned         $346,511,589
Cash                                   31,201,174
Receivables:
  Investment securities sold            5,280,722
  Fund shares sold                        165,986
  Dividends and interest                  126,718
Other assets                                6,429
                                     ------------
     Total assets                     383,292,618
                                     ------------

LIABILITIES:
Securities lending collateral          58,088,597
Payables:
  Manager (See Note 3)                    215,760
  Shareholder communication                58,623
  Fund shares redeemed                     45,181
  NYLIFE Distributors (See Note 3)         39,685
  Professional fees                        26,666
  Custodian                                 7,276
  Directors                                 1,311
                                     ------------
     Total liabilities                 58,483,099
                                     ------------
Net assets                           $324,809,519
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    230,283
Additional paid-in capital            232,731,556
                                     ------------
                                      232,961,839
Accumulated net investment loss          (581,085)
Accumulated undistributed net
  realized gain on investments         35,556,850
Net unrealized appreciation on
  investments                          56,871,915
                                     ------------
Net assets                           $324,809,519
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $144,774,892
                                     ============
Shares of capital stock outstanding    10,186,915
                                     ============
Net asset value per share
  outstanding                        $      14.21
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $180,034,627
                                     ============
Shares of capital stock outstanding    12,841,343
                                     ============
Net asset value per share
  outstanding                        $      14.02
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-245

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $    583,381
  Income from securities
     loaned--net                           238,258
  Interest                                 177,561
                                      ------------
     Total income                          999,200
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,265,479
  Distribution and service--Service
     Class  (See Note 3)                   230,195
  Shareholder communication                 31,978
  Professional fees                         29,355
  Custodian                                  8,336
  Directors                                  6,588
  Miscellaneous                              8,354
                                      ------------
     Total expenses                      1,580,285
                                      ------------
Net investment loss                       (581,085)
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments         7,587,439
Net change in unrealized
  appreciation on investments          (45,576,471)
                                      ------------
Net realized and unrealized loss on
  investments                          (37,989,032)
                                      ------------
Net decrease in net assets
  resulting from operations           $(38,570,117)
                                      ============







M-246    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $   (581,085)  $      1,481
 Net realized gain on
  investments                     7,587,439     28,260,202
 Net change in unrealized
  appreciation on investments   (45,576,471)    23,286,544
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (38,570,117)    51,548,227
                               ---------------------------

Distributions to
 shareholders:
 From net realized gain on
  investments:
    Initial Class                        --    (12,122,863)
    Service Class                        --    (13,940,414)
                               ---------------------------
 Total distributions to
  shareholders                           --    (26,063,277)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         14,461,034     53,486,030
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --     26,063,277
 Cost of shares redeemed        (37,142,011)   (58,548,885)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (22,680,977)    21,000,422
                               ---------------------------
    Net increase (decrease)
     in net assets              (61,251,094)    46,485,372

NET ASSETS:
Beginning of period             386,060,613    339,575,241
                               ---------------------------
End of period                  $324,809,519   $386,060,613
                               ===========================
Accumulated net investment
 loss at end of period         $   (581,085)  $         --
                               ===========================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-247

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INITIAL CLASS
                            ---------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                     YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  15.78     $  14.58    $  13.59    $  11.61    $   9.47    $  6.54
                             --------     --------    --------    --------    --------    -------
Net investment income
  (loss)                        (0.02)(c)     0.02        0.00(b)    (0.03)(c)   (0.03)(c)  (0.04)(c)
Net realized and
  unrealized gain (loss)
  on investments                (1.55)        2.31        1.25        2.02        2.17       2.97
                             --------     --------    --------    --------    --------    -------
Total from investment
  operations                    (1.57)        2.33        1.25        1.99        2.14       2.93
                             --------     --------    --------    --------    --------    -------
Less distributions:
  From net realized gain
     on investments                --        (1.13)      (0.26)      (0.01)         --         --
                             --------     --------    --------    --------    --------    -------
Net asset value at end of
  period                     $  14.21     $  15.78    $  14.58    $  13.59    $  11.61    $  9.47
                             ========     ========    ========    ========    ========    =======
Total investment return
  (g)                           (9.97%)(d)   15.79%       9.24%      17.10%(f)   22.61%     44.78%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     (0.21%)+      0.14%       0.01%      (0.21%)     (0.32%)    (0.57%)
  Net expenses                   0.80%+       0.80%       0.82%       0.79%       0.88%      0.97%
  Expenses (before
     reimbursement)              0.80%+       0.80%       0.82%       0.81%       0.88%      0.97%
Portfolio turnover rate            10%          46%         51%         26%         50%        38%
Net assets at end of
  period (in 000's)          $144,775     $177,799    $173,108    $163,514    $127,345    $83,839




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-248    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      -------------------------------------------------------------------------
                                                                      JUNE 5,
      SIX MONTHS                                                      2003(a)
         ENDED                                                        THROUGH
       JUNE 30,               YEAR ENDED DECEMBER 31,              DECEMBER 31,
      -------------------------------------------------------------------------

         2008*        2007        2006        2005        2004         2003
       $  15.59     $  14.45    $  13.50    $  11.56    $  9.45       $  7.77
       --------     --------    --------    --------    -------       -------
          (0.03)(c)    (0.02)      (0.03)      (0.06)(c)  (0.05)(c)     (0.03)(c)
          (1.54)        2.29        1.24        2.01       2.16          1.71
       --------     --------    --------    --------    -------       -------
          (1.57)        2.27        1.21        1.95       2.11          1.68
       --------     --------    --------    --------    -------       -------

             --        (1.13)      (0.26)      (0.01)        --            --
       --------     --------    --------    --------    -------       -------
       $  14.02     $  15.59    $  14.45    $  13.50    $ 11.56       $  9.45
       ========     ========    ========    ========    =======       =======
         (10.08%)(d)   15.50%       8.97%      16.80%(f)  22.30%        21.71%(d)

          (0.46%)+     (0.13%)     (0.24%)     (0.46%)    (0.57%)       (0.82%)+(e)
           1.05%+       1.05%       1.07%       1.04%      1.13%         1.22%+
           1.05%+       1.05%       1.07%       1.06%      1.13%         1.22%+
             10%          46%         51%         26%        50%           38%
       $180,035     $208,261    $166,468    $133,317    $69,651       $16,783




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-249

MAINSTAY VP MID CAP VALUE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -8.54%       -18.09%        9.05%          4.89%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                      MID CAP        RUSSELL MIDCAP
                                  VALUE PORTFOLIO      VALUE INDEX
                                  ---------------    --------------
7/2/01                                10000.00          10000.00
                                       9911.00          10192.00
                                       9060.00          10127.00
                                      11596.00          13248.00
                                      12945.00          16135.00
                                      14203.00          18435.00
                                      17056.00          22508.00
6/3/08                                13971.00          18662.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -8.65%       -18.29%        8.78%          4.63%




                                            (After Portfolio operating expenses)

                MAINSTAY VP
                  MID CAP        RUSSELL MIDCAP
              VALUE PORTFOLIO      VALUE INDEX
              ---------------    --------------
7/2/01            10000.00          10000.00
                   9887.00          10192.00
                   9015.00          10127.00
                  11510.00          13248.00
                  12817.00          16135.00
                  14026.00          18435.00
                  16802.00          22508.00
6/30/08           13728.00          18662.00






BENCHMARK PERFORMANCE                         SIX           ONE          FIVE          SINCE
                                            MONTHS         YEAR          YEARS       INCEPTION
----------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index(3)             -8.58%       -17.09%        13.00%        9.32%
Average Lipper Variable Products Mid-Cap
Value Portfolio(4)                           -9.90        -17.32         10.81         7.44



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.04% and 4.88% for Initial Class shares and 8.77% and 4.62% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-250    MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $914.60         $3.57          $1,021.13         $3.77
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $913.50         $4.76          $1,019.89         $5.02
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.75% for Initial Class and 1.00% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-251

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Insurance                               8.2%
Pharmaceuticals                         6.9
Specialty Retail                        6.7
Energy Equipment & Services             6.1
Oil, Gas & Consumable Fuels             6.0
Health Care Providers & Services        4.5
Electric Utilities                      4.2
Food Products                           4.1
Multi-Utilities                         3.7
IT Services                             3.5
Electronic Equipment & Instruments      3.4
Commercial Services & Supplies          3.3
Commercial Banks                        3.2
Food & Staples Retailing                3.1
Machinery                               2.8
Real Estate Investment Trusts           2.8
Thrifts & Mortgage Finance              2.8
Chemicals                               2.3
Diversified Telecommunication
  Services                              2.3%
Exchange Traded Funds                   2.2
Media                                   2.1
Aerospace & Defense                     1.6
Capital Markets                         1.4
Communications Equipment                1.3
Metals & Mining                         1.3
Containers & Packaging                  1.2
Trading Companies & Distributors        1.2
Electrical Equipment                    1.0
Gas Utilities                           1.0
Multiline Retail                        0.8
Road & Rail                             0.8
Airlines                                0.2
Short-Term Investment
  (collateral from securities
     lending is 14.0%)                 14.0
Liabilities in Excess of Cash and
  Other Assets                        -10.0
                                      -----
                                      100.0%
                                      =====




See Portfolio of Investments on page M-255 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Kroger Co. (The)
    2.  BJ Services Co.
    3.  Quest Diagnostics, Inc.
    4.  Barr Pharmaceuticals, Inc.
    5.  Hess Corp.
    6.  Embarq Corp.
    7.  Forest Laboratories, Inc.
    8.  Teva Pharmaceutical Industries, Ltd.,
        Sponsored ADR
    9.  Spectra Energy Corp.
   10.  NewAlliance Bancshares, Inc.







M-252    MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS RICHARD A. ROSEN AND MARK T. SPELLMAN OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Mid Cap Value Portfolio returned -8.54% for Initial Class shares and -8.65% for Service Class shares. Both share classes outperformed the -9.90% return of the average Lipper(1) Variable Products Mid-Cap Value Portfolio. Initial Class shares outperformed--and Service Class shares underperformed--the -8.58% return of the Russell Midcap(R) Value Index(1) for the six months ended June 30, 2008. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2008?

U.S. equity markets suffered from large-scale bank write-downs, concerns about the stability of financial guarantors and weaker-than-expected corporate earnings during the reporting period. The Federal Reserve took unprecedented steps to add liquidity to the banking system as a liquidity squeeze claimed victims ranging from mortgage originators to investment bank Bear Stearns. Multinational companies were hurt by evidence of an economic slowdown in Europe, and the sharp deceleration of economic growth in the United States. These factors combined to influence the performance of Portfolio holdings in various sectors.

WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE WEAK CONTRIBUTORS?

During the first half of 2008, the Portfolio saw strong contributions from its holdings in consumer staples, information technology, materials and telecommunication services. Positions in energy, health care, utilities, consumer discretionary and industrials were major detractors from performance.

WHICH INDIVIDUAL HOLDINGS WERE STRONG POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED FROM PERFORMANCE?

On the basis of total return, BJ Services was the strongest contributor to the Portfolio's performance during the first half of 2008. BJ services is an energy equipment service provider. Significantly higher U.S. natural gas prices helped bolster the company's shares. Hess continued to be a positive contributor to the Portfolio. The company benefited from higher oil prices and posted strong earnings. Canadian industrial metals and mining company Teck Cominco benefited as copper and zinc prices, which had fallen off in the fourth quarter of 2007, stabilized and then rose during the first half of 2008.

Portfolio positions that detracted from performance during the reporting period included yellow pages publisher Idearc. Local advertising revenues were hit harder than we had anticipated, and Idearc shares suffered. We sold the Portfolio's position in the stock during the first quarter, since prospects for a rebound in the company's business appeared remote. After we sold the position, the company's shares continued to trade down and the dividend was eliminated. The share price of managed care provider Coventry Health Care dropped substantially during the reporting period as higher costs crimped the company's earnings. While the short-term results were disappointing, we felt that the shares offered good value and continued to hold them. Insurance company Genworth Financial suffered when its mortgage insurance business faced higher-than-anticipated losses in a challenging mortgage industry. We believed that Genworth's remaining businesses--life insurance and long-term care--were not adequately reflected in the company's share price, and we continued to hold the position.

DID THE PORTFOLIO MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio added new positions in automation machinery and systems provider Rockwell Automa-


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. Mid-cap companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-253
tion, electronic parts distributor Avnet, and utilities AGL Resources and CenterPoint Energy. The Portfolio also initiated positions in insurer HCC Insurance, health maintenance organization Humana, sweetener provider Corn Products International, insurance company Hartford Financial Services, oil-services company Baker-Hughes, cable operator Cablevision Systems, local phone carrier Embarq and home-improvement retailer Tractor Supply.

Positions that reached our price targets and were sold included railroad company CSX, mining-equipment maker Joy Global, copper-mining company Freeport-McMoRan Copper & Gold, driller Transocean, and steelmaker Nucor. Other positions that were sold because of deteriorating fundamentals included Cinemark Holdings, PMI Group, Getty Images, SLM, Windstream, Kohl's and CBS.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2008, the Portfolio was overweight in the health care, energy and industrials sectors. On the same date, the Portfolio was underweight in financials, utilities, consumer discretionary and materials.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-254    MainStay VP Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES          VALUE
COMMON STOCKS (93.8%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (1.6%)
Raytheon Co.                           106,300   $   5,982,564
                                                 -------------


AIRLINES (0.2%)
Delta Air Lines, Inc. (a)(b)           165,000         940,500
                                                 -------------


CAPITAL MARKETS (1.4%)
Investment Technology Group,
  Inc. (a)                             165,800       5,547,668
                                                 -------------


CHEMICALS (2.3%)
Arch Chemicals, Inc.                    52,000       1,723,800
Chemtura Corp.                         698,900       4,081,576
Olin Corp.                             117,975       3,088,586
                                                 -------------
                                                     8,893,962
                                                 -------------

COMMERCIAL BANKS (3.2%)
KeyCorp                                213,200       2,340,936
Marshall & Ilsley Corp. (b)            270,973       4,154,016
PNC Financial Services Group,
  Inc.                                 101,300       5,784,230
                                                 -------------
                                                    12,279,182
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (3.3%)
Avery Dennison Corp.                   129,100       5,671,363
Pitney Bowes, Inc. (b)                 200,600       6,840,460
                                                 -------------
                                                    12,511,823
                                                 -------------

COMMUNICATIONS EQUIPMENT (1.3%)
Emulex Corp. (a)                       428,700       4,994,355
                                                 -------------


CONTAINERS & PACKAGING (1.2%)
Ball Corp.                              95,900       4,578,266
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
V  Embarq Corp.                       188,100       8,891,487
                                                 -------------


ELECTRIC UTILITIES (4.2%)
American Electric Power Co.,
  Inc.                                  72,200       2,904,606
Edison International                   115,100       5,913,838
Pepco Holdings, Inc.                   278,200       7,135,830
                                                 -------------
                                                    15,954,274
                                                 -------------

ELECTRICAL EQUIPMENT (1.0%)
Rockwell Automation, Inc.               87,500       3,826,375
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
Avnet, Inc. (a)                        140,000       3,819,200
Ingram Micro, Inc. Class A
  (a)                                  201,600       3,578,400
Molex, Inc. Class A                    243,400       5,576,294
                                                 -------------
                                                    12,973,894
                                                 -------------

ENERGY EQUIPMENT & SERVICES (6.1%)
Baker Hughes, Inc.                      45,800       4,000,172
V  BJ Services Co.                    317,000      10,124,980
Diamond Offshore Drilling,
  Inc.                                  30,600       4,257,684
Tidewater, Inc. (b)                     77,900       5,065,837
                                                 -------------
                                                    23,448,673
                                                 -------------

FOOD & STAPLES RETAILING (3.1%)
V  Kroger Co. (The)                   414,100      11,955,067
                                                 -------------


FOOD PRODUCTS (4.1%)
Corn Products International,
  Inc.                                 122,900       6,035,619
General Mills, Inc.                     96,300       5,852,151
J.M. Smucker Co. (The)                  90,500       3,677,920
                                                 -------------
                                                    15,565,690
                                                 -------------

GAS UTILITIES (1.0%)
AGL Resources, Inc.                    115,700       4,000,906
                                                 -------------


HEALTH CARE PROVIDERS & SERVICES (4.5%)
CIGNA Corp.                             34,800       1,231,572
Coventry Health Care, Inc.
  (a)                                  150,100       4,566,042
Humana, Inc. (a)                        47,000       1,869,190
V  Quest Diagnostics, Inc.            198,400       9,616,448
                                                 -------------
                                                    17,283,252
                                                 -------------

INSURANCE (8.2%)
Aspen Insurance Holdings,
  Ltd. (b)                             290,800       6,883,236
Genworth Financial, Inc.
  Class A                              374,600       6,671,626
Hartford Financial Services
  Group, Inc. (The)                     73,800       4,765,266
HCC Insurance Holdings, Inc.           161,500       3,414,110
Lincoln National Corp.                  78,900       3,575,748
PartnerRe, Ltd.                         91,000       6,290,830
                                                 -------------
                                                    31,600,816
                                                 -------------

IT SERVICES (3.5%)
Affiliated Computer Services,
  Inc. Class A (a)                     121,300       6,488,337
Computer Sciences Corp. (a)            144,000       6,744,960
                                                 -------------
                                                    13,233,297
                                                 -------------

MACHINERY (2.8%)
Oshkosh Corp. (b)                      168,400       3,484,196
Pentair, Inc. (b)                      143,800       5,035,876
Timken Co. (The)                        66,900       2,203,686
                                                 -------------
                                                    10,723,758
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-255


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA (2.1%)
Cablevision Systems Corp.
  Class A (a)                          171,700   $   3,880,420
Gannett Co., Inc. (b)                  185,700       4,024,119
                                                 -------------
                                                     7,904,539
                                                 -------------

METALS & MINING (1.3%)
Teck Cominco, Ltd. Class B             101,100       4,847,745
                                                 -------------


MULTILINE RETAIL (0.8%)
Nordstrom, Inc.                        100,000       3,030,000
                                                 -------------


MULTI-UTILITIES (3.7%)
Ameren Corp. (b)                       128,600       5,430,778
CenterPoint Energy, Inc.               243,900       3,914,595
PG&E Corp.                             120,094       4,766,531
                                                 -------------
                                                    14,111,904
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (6.0%)
Frontier Oil Corp.                     244,000       5,834,040
V  Hess Corp.                          75,100       9,476,869
V  Spectra Energy Corp.               274,000       7,874,760
                                                 -------------
                                                    23,185,669
                                                 -------------

PHARMACEUTICALS (6.9%)
V  Barr Pharmaceuticals,
  Inc. (a)                             212,300       9,570,484
V  Forest Laboratories, Inc.
  (a)                                  249,600       8,671,104
V  Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (c)                    178,800       8,189,040
                                                 -------------
                                                    26,430,628
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS (2.8%)
Douglas Emmett, Inc. (b)               163,800       3,598,686
General Growth Properties,
  Inc. (b)                              79,000       2,767,370
Highwoods Properties, Inc.             140,900       4,427,078
                                                 -------------
                                                    10,793,134
                                                 -------------

ROAD & RAIL (0.8%)
Werner Enterprises, Inc. (b)           172,700       3,208,766
                                                 -------------


SPECIALTY RETAIL (6.7%)
American Eagle Outfitters,
  Inc.                                 182,500       2,487,475
Bed Bath & Beyond, Inc.
  (a)(b)                               122,000       3,428,200
Gap, Inc. (The)                        353,600       5,894,512
TJX Cos., Inc.                         187,000       5,884,890
Tractor Supply Co. (a)                  93,900       2,726,856
Williams-Sonoma, Inc. (b)              255,700       5,073,088
                                                 -------------
                                                    25,495,021
                                                 -------------

THRIFTS & MORTGAGE FINANCE (2.8%)
Freddie Mac (b)                        113,400       1,859,760
V  NewAlliance Bancshares,
  Inc. (b)                             572,000       7,138,560
Sovereign Bancorp, Inc. (b)            245,918       1,809,956
                                                 -------------
                                                    10,808,276
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
WESCO International, Inc. (a)          118,100       4,728,724
                                                 -------------
Total Common Stocks
  (Cost $390,541,411)                              359,730,215
                                                 -------------



EXCHANGE TRADED FUNDS (2.2%) (D)
--------------------------------------------------------------

iShares Dow Jones U.S. Real
  Estate Index Fund (b)                 63,500       3,870,325
iShares Russell Midcap Value
  Index Fund                            35,800       4,605,312
                                                 -------------
Total Exchange Traded Funds
  (Cost $9,295,971)                                  8,475,637
                                                 -------------

SHORT-TERM INVESTMENT (14.0%)
--------------------------------------------------------------

INVESTMENT COMPANY (14.0%)
State Street Navigator
  Securities
  Lending Prime Portfolio (e)       53,602,537      53,602,537
                                                 -------------
Total Short-Term Investment
  (Cost $53,602,537)                                53,602,537
                                                 -------------
Total Investments
  (Cost $453,439,919) (f)                110.0%    421,808,389
Liabilities in Excess of
  Cash and Other Assets                  (10.0)    (38,218,846)
                                         -----    ------------
Net Assets                               100.0%  $ 383,589,543
                                         -----    ------------
                                         -----    ------------




(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $51,258,574; cash collateral of
     $53,602,537 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At June 30, 2008, cost is $453,470,531
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 35,125,162
Gross unrealized depreciation       (66,787,304)
                                   ------------
Net unrealized depreciation        $(31,662,142)
                                   ============






M-256    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $453,439,919)
  including $51,258,574 market
  value of securities loaned         $421,808,389
Cash                                    9,989,221
Receivables:
  Investment securities sold            9,499,675
  Dividends and interest                  422,653
  Fund shares sold                        158,190
Other assets                                7,358
                                     ------------
     Total assets                     441,885,486
                                     ------------

LIABILITIES:
Securities lending collateral          53,602,537
Payables:
  Investment securities purchased       4,111,480
  Manager (See Note 3)                    240,829
  Fund shares redeemed                    186,388
  Shareholder communication                75,502
  NYLIFE Distributors (See Note 3)         38,708
  Professional fees                        31,270
  Custodian                                 7,599
  Directors                                 1,630
                                     ------------
     Total liabilities                 58,295,943
                                     ------------
Net assets                           $383,589,543
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    338,315
Additional paid-in capital            363,425,987
                                     ------------
                                      363,764,302
Accumulated undistributed net
  investment
  income                                8,218,925
Accumulated undistributed net
  realized gain on investments         43,237,292
Net unrealized depreciation on
  investments                         (31,631,530)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies           554
                                     ------------
Net assets                           $383,589,543
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $210,401,218
                                     ============
Shares of capital stock outstanding    18,501,621
                                     ============
Net asset value per share
  outstanding                        $      11.37
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $173,188,325
                                     ============
Shares of capital stock outstanding    15,329,859
                                     ============
Net asset value per share
  outstanding                        $      11.30
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-257

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $  4,306,752
  Income from securities
     loaned--net                           173,474
  Interest                                 134,464
                                      ------------
     Total income                        4,614,690
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,448,581
  Distribution and service--Service
     Class
     (See Note 3)                          231,509
  Shareholder communication                 37,709
  Professional fees                         35,125
  Custodian                                  8,810
  Directors                                  7,976
  Miscellaneous                             10,523
                                      ------------
     Total expenses                      1,780,233
                                      ------------
Net investment income                    2,834,457
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 (7,696,937)
  Written option transactions              226,496
                                      ------------
Net realized loss on investments
  and written option transactions       (7,470,441)
                                      ------------
Net change in unrealized
  appreciation on:
  Security transactions                (33,058,991)
  Written option contracts                 (65,998)
  Translation of other assets and
     liabilities in foreign
     currencies                               (448)
                                      ------------
Net change in unrealized
  appreciation on investments,
  written option transactions and
  foreign currency transactions        (33,125,437)
                                      ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (40,595,878)
                                      ------------
Net decrease in net assets
  resulting from operations           $(37,761,421)
                                      ============





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $146,914.





M-258    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007




                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,834,457   $  5,386,530
 Net realized gain (loss) on
  investments, written option
  transactions and foreign
  currency transactions          (7,470,441)    51,098,045
 Net change in unrealized
  appreciation on
  investments, written option
  transactions and foreign
  currency transactions         (33,125,437)   (61,613,532)
                               ---------------------------
 Net decrease in net assets
  resulting from operations     (37,761,421)    (5,128,957)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --     (2,771,749)
    Service Class                        --     (1,751,223)
                               ---------------------------
                                         --     (4,522,972)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --    (22,527,751)
    Service Class                        --    (17,707,465)
                               ---------------------------
                                         --    (40,235,216)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (44,758,188)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          9,146,502     44,116,812
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends and
  distributions                          --     44,758,188
 Cost of shares redeemed        (41,386,899)   (62,589,665)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (32,240,397)    26,285,335
                               ---------------------------

    Net decrease in net
     assets                     (70,001,818)   (23,601,810)

NET ASSETS:
Beginning of period             453,591,361    477,193,171
                               ---------------------------
End of period                  $383,589,543   $453,591,361
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  8,218,925   $  5,384,468
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-259

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INITIAL CLASS
                            ---------------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------

                               2008*         2007        2006        2005            2004        2003

Net asset value at
  beginning of period        $  12.43      $  13.87    $  12.33    $  12.31        $  10.65    $   8.33
                             --------      --------    --------    --------        --------    --------
Net investment income            0.11          0.18        0.15        0.11(b)         0.10        0.11(b)
Net realized and
  unrealized gain (loss)
  on investments                (1.17)        (0.27)       1.58        0.60            1.77        2.30
                             --------      --------    --------    --------        --------    --------
Total from investment
  operations                    (1.06)        (0.09)       1.73        0.71            1.87        2.41
                             --------      --------    --------    --------        --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --         (0.15)      (0.01)      (0.10)          (0.10)      (0.09)
  From net realized gain
     on investments                --         (1.20)      (0.18)      (0.59)          (0.11)         --
                             --------      --------    --------    --------        --------    --------
Total dividends and
  distributions                    --         (1.35)      (0.19)      (0.69)          (0.21)      (0.09)
                             --------      --------    --------    --------        --------    --------
Net asset value at end of
  period                     $  11.37      $  12.43    $  13.87    $  12.33        $  12.31    $  10.65
                             ========      ========    ========    ========        ========    ========
Total investment return
  (g)                           (8.54%)(e)    (1.14%)     14.05%       5.70%(c)(d)    17.54%      28.97%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.48%+        1.19%       1.09%       0.89%           1.08%       1.21%
  Net expenses                   0.75%+        0.75%       0.76%       0.72%           0.81%       0.84%
  Expenses (before
     reimbursement)              0.75%+        0.75%       0.76%       0.75%           0.81%       0.84%
Portfolio turnover rate            27%           48%         52%         37%             29%         34%
Net assets at end of
  period (in 000's)          $210,401      $252,067    $285,826    $279,251        $255,129    $141,877




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing cost. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(d)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than one-hundredth of a percent.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-260    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              SERVICE CLASS
      ---------------------------------------------------------------------------------------------
                                                                                          JUNE 5,
      SIX MONTHS                                                                          2003(A)
         ENDED                                                                            THROUGH
       JUNE 30,                         YEAR ENDED DECEMBER 31,                        DECEMBER 31,
      ---------------------------------------------------------------------------------------------

         2008*            2007            2006            2005            2004             2003

       $  12.37         $  13.81        $  12.29        $  12.29        $ 10.64           $  9.18
       --------         --------        --------        --------        -------           -------
           0.08             0.12            0.11            0.08(b)        0.08              0.05(b)
          (1.15)           (0.24)           1.59            0.58           1.76              1.50
       --------         --------        --------        --------        -------           -------
          (1.07)           (0.12)           1.70            0.66           1.84              1.55
       --------         --------        --------        --------        -------           -------

             --            (0.12)             --           (0.07)         (0.08)            (0.09)
             --            (1.20)          (0.18)          (0.59)         (0.11)               --
       --------         --------        --------        --------        -------           -------
             --            (1.32)          (0.18)          (0.66)         (0.19)            (0.09)
       --------         --------        --------        --------        -------           -------
       $  11.30         $  12.37        $  13.81        $  12.29        $ 12.29           $ 10.64
       ========         ========        ========        ========        =======           =======
          (8.65%)(e)       (1.39%)         13.77%           5.43%(c)(d)   17.25%            16.89%(e)

           1.23%+           0.95%           0.85%           0.64%          0.83%             0.96%+(f)
           1.00%+           1.00%           1.01%           0.97%          1.06%             1.09%+
           1.00%+           1.00%           1.01%           1.00%          1.06%             1.09%+
             27%              48%             52%             37%            29%               34%
       $173,188         $201,524        $191,368        $150,474        $79,813           $17,384




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-261

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL                 SIX      ONE     INCEPTION
TOTAL RETURNS                MONTHS     YEAR    (2/13/06)
---------------------------------------------------------
After Portfolio operating
  expenses                    -6.08%   -3.69%      4.98%




                                            (After Portfolio operating expenses)

                        MAINSTAY VP        LEHMAN BROTHERS(R)
                    MODERATE ALLOCATION      AGGREGATE BOND      MSCI EAFE(R)    S&P 500(R)
                         PORTFOLIO                INDEX              INDEX          INDEX
                    -------------------    ------------------    ------------    ----------
2/13/06                   10000.00              10000.00           10000.00       10000.00
                          10040.00               9950.00           10596.00       10099.00
                          11656.00              10559.00           13457.00       12178.00
6/30/08                   11226.00              11311.00           12029.00       10581.00






SERVICE CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL                 SIX      ONE     INCEPTION
TOTAL RETURNS                MONTHS     YEAR    (2/13/06)
---------------------------------------------------------
After Portfolio operating
  expenses                    -6.19%   -3.93%      4.72%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP        LEHMAN BROTHERS(R)
                         MODERATE ALLOCATION      AGGREGATE BOND      MSCI EAFE(R)    S&P 500(R)
                              PORTFOLIO                INDEX              INDEX          INDEX
                         -------------------    ------------------    ------------    ----------
2/13/06                        10000.00              10000.00           10000.00       10000.00
                               10030.00               9950.00           10596.00       10099.00
                               11617.00              10559.00           13457.00       12178.00
6/30/08                        11160.00              11311.00           12029.00       10581.00







 BENCHMARK PERFORMANCE                        SIX           ONE          SINCE
                                            MONTHS         YEAR        INCEPTION
--------------------------------------------------------------------------------
S&P 500(R) Index(1)                         -11.91%       -13.12%        2.39%
MSCI EAFE(R) Index(1)                       -10.96        -10.61         8.05
Lehman Brothers(R) Aggregate Bond
Index(1)                                      1.13          7.12         5.30
Average Lipper Variable Products Mixed-
Asset Target Allocation Moderate
Portfolio(2)                                 -5.82         -4.72         3.87



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. This benchmark is a product of Lipper Inc.




M-262    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $939.20         $0.24          $1,024.61         $0.25
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $938.10         $1.45          $1,023.37         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-263

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Current Income                                  36.10
Growth of Capital                               33.60
Total Return                                    27.70
Capital Appreciation                             2.20
Cash and Other Assets, Less Liabilities          0.40





See Portfolio of Investments on page M-268 for specific holdings within these categories.



M-264    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Moderate Allocation Portfolio returned -6.08% for Initial Class shares and -6.19% for Service Class shares. Both share classes underperformed the -5.82% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Moderate Portfolio over the same period. Both share classes outperformed the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance relative to its peers and the S&P 500(R) Index resulted from various factors. The comparatively strong performance of mid-cap and large-cap growth stocks strengthened returns within the equity portion of the Portfolio. The success of 130/30 strategies also helped relative performance. In the fixed-income portion of the Portfolio, however, some ground was lost because of difficulties in the market for mortgage-backed securities.

HOW DID YOU POSITION THE EQUITY PORTION OF THE PORTFOLIO DURING THE SIX MONTHS ENDED JUNE 30, 2008?

In our selection process, we generally seek Underlying Equity Portfolios/Funds that occupy attractively valued market segments, that invest in companies with fairly priced securities and strong price and earnings momentum, and that have a track record of capable management. During the reporting period, we favored large-capitalization companies over smaller-capitalization companies in the equity portion of the Portfolio.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

A notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay VP Large Cap Growth Portfolio into MainStay 130/30 Core Fund, MainStay MAP Fund and MainStay Large Cap Opportunity Fund. This shift reflected an unwinding of the preference for growth stocks we had maintained throughout 2007. Although we believe that the valuation advantage growth stocks previously enjoyed has substantially diminished, the move was not profitable in the first half of 2008, since growth stocks continued to outperform value stocks during the reporting period.

Additionally, we redirected a significant percentage of the Portfolio's holdings in MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund--and a significant portion of Portfolio holdings in MainStay VP Bond Portfolio to MainStay Institutional Bond Fund. Both moves sought to diversify the Portfolio across management styles and strategies. Neither of the changes had a significant impact on the Portfolio's performance.

WHAT OTHER EQUITY STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

We maintained a bias toward large-cap equities over stocks of mid- and small-cap companies because of a perceived valuation advantage and because we anticipated that larger companies would be better able than smaller firms to preserve profit margins as the U.S. economy slowed. This bias did not work to the Portfolio's advantage during the first half of 2008, but the impact was slight, because there were relatively small differences in returns among these segments of the market.

WHICH UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE BEST TOTAL RETURNS AND WHICH HAD THE WORST?

The best equity returns came from MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Core Fund. The weakest performance came from MainStay ICAP Equity Fund and MainStay Large Cap Opportunity Fund, both of which are large-cap value products.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-265

WHICH UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Taking weightings and total returns into consideration, the largest positive contributions to the Portfolio's return relative to the S&P 500(R) Index came from MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund, both of which are large-cap growth products. The greatest detractors from the Portfolio's return were MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING THE REPORTING PERIOD?

Increasing delinquencies and defaults on underlying loans affected subprime mortgage-backed issues and other structured securities. As the credit crunch intensified, financial institutions and other investors substantially reduced their leverage. During the first half of 2008, the Federal Open Market Committee aggressively lowered interest rates. The Federal Reserve also created several new liquidity facilities to help financial institutions obtain financing. In addition, the Federal Reserve played a significant role in arranging the rescue of Bear Stearns by J.P. Morgan Chase, underscoring the extent of the market's difficulties.

Interest rates declined over the reporting period but experienced major swings, declining in the first quarter of 2008 and rising in the second quarter. Broadly speaking, spreads(2) on non-Treasury securities tended to widen during the first half of 2008, with riskier sectors underperforming higher-quality sectors. Structured securities, especially real estate-related issues, generally constituted the worst-performing sector in the fixed-income market.

High-grade issues such as Treasury securities and agency bonds generally performed better than lower-quality instruments. Collateralized debt such as mortgage-backed and asset-backed securities performed poorly, especially issues with collateral that was related to real estate.

WHERE DID THE PORTFOLIO INVEST ITS FIXED-INCOME ASSETS DURING THE REPORTING PERIOD?

During the reporting period, the fixed-income portion of the Portfolio invested in two investment-grade bond Underlying Portfolios/Funds (MainStay VP Bond Portfolio and MainStay Institutional Bond Fund), two high-yield Underlying Portfolios/Funds (MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund), and a leveraged-loan Underlying Portfolio (MainStay VP Floating Rate Portfolio).

HOW DID THE PORTFOLIO ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are much more difficult to identify and exploit with fixed-income instruments than with equities, and our efforts to tactically manage allocations are therefore focused on the equity portion of the Portfolio. A strategic blend of Underlying Fixed Income Portfolios/Funds similar to the Lehman Brothers Aggregate Bond Index,(1) the benchmark for the fixed-income portion of the Portfolio, was established at the inception of the Portfolio and has been generally maintained since then. During the first half of 2008, we made a minor reallocation out of MainStay VP Bond Portfolio into MainStay Institutional Bond Fund in an effort to shorten duration slightly. We also diversified the Portfolio's exposure to high-yield bonds by splitting the Portfolio's allocation between MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS IN THE FIXED-INCOME PORTION OF THE PORTFOLIO AND WHICH HAD THE WEAKEST TOTAL RETURNS?

MainStay 130/30 High Yield Fund and MainStay VP Bond Portfolio were the top-performing Underlying Fixed Income Portfolios/Funds in which the Portfolio invested during the reporting period. MainStay VP High Yield Corporate Bond Portfolio had the lowest return of any of the Portfolio's fixed-income holdings.



2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURES AND FOOTNOTES ON THE PRECEDING PAGE AND NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-266    MainStay VP Moderate Allocation Portfolio

The MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The Underlying Portfolios'/Funds' performance may be lower than the performance of the asset class or classes the Underlying
Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Portfolios'/Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Portfolio/Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Portfolio/Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.


- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve the risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in an Underlying Portfolio/Fund that is a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although each such portfolio/fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


                                                mainstayinvestments.com    M-267

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (99.6%)+
-------------------------------------------------------------

EQUITY FUNDS (58.8%)
MainStay 130/30 Core Fund
  Class I (a)                       1,063,714   $   9,009,654
MainStay 130/30 Growth Fund
  Class I (a)(b)                      226,139       2,189,029
MainStay 130/30 International
  Fund Class I (a)                    408,460       3,459,657
MainStay Growth Equity Fund
  Class I (a)                       1,121,275      13,197,412
MainStay ICAP Equity Fund
  Class I                             738,149      26,263,355
MainStay ICAP International
  Fund Class I                        562,904      19,048,658
MainStay Large Cap Opportunity
  Fund Class I (a)                  1,075,716       9,003,743
MainStay MAP Fund Class I             241,400       7,620,983
MainStay VP Common Stock
  Portfolio Initial Class (a)       2,015,653      42,541,141
MainStay VP ICAP Select Equity
  Portfolio Initial Class           2,122,929      26,276,444
MainStay VP International
  Equity Portfolio Initial
  Class                               736,006      12,099,590
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       2,524,076      35,769,920
                                                -------------
                                                  206,479,586
                                                -------------

FIXED INCOME FUNDS (40.8%)
MainStay 130/30 High Yield
  Fund Class I (a)                  1,090,391      10,587,699
MainStay Institutional Bond
  Fund Class I                      1,604,050      16,072,578
MainStay VP Bond Portfolio
  Initial Class (a)                 6,511,576      91,308,211
MainStay VP Floating Rate
  Portfolio Initial Class (a)       1,948,546      18,002,188
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                       709,682       7,038,627
                                                -------------
                                                  143,009,303
                                                -------------
Total Affiliated Investment
  Companies
  (Cost $366,480,800) (c)                99.6%    349,488,889
Cash and Other Assets,
  Less Liabilities                        0.4       1,314,540
                                        -----    ------------
Net Assets                              100.0%  $ 350,803,429
                                        =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying
     Portfolios/Funds.
(c)  At June 30, 2008, cost is $366,731,404
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  4,391,145
Gross unrealized depreciation       (21,633,660)
                                   ------------
Net unrealized depreciation        $(17,242,515)
                                   ============






M-268    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $366,480,800)                 $349,488,889
Cash                                      678,744
Receivables:
  Fund shares sold                      1,736,236
  Interest                                    191
Other assets                                6,744
                                     ------------
     Total assets                     351,910,804
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         678,743
  Fund shares redeemed                    278,722
  NYLIFE Distributors (See Note 3)         71,882
  Shareholder communication                43,598
  Professional fees                        25,239
  Custodian                                 8,097
  Directors                                 1,094
                                     ------------
     Total liabilities                  1,107,375
                                     ------------
Net assets                           $350,803,429
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    331,194
Additional paid-in capital            360,563,933
                                     ------------
                                      360,895,127
Accumulated undistributed net
  investment income                     1,646,076
Accumulated undistributed net
  realized gain on investments          5,254,137
Net unrealized depreciation on
  investments                         (16,991,911)
                                     ------------
Net assets                           $350,803,429
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 13,886,980
                                     ============
Shares of capital stock outstanding     1,307,257
                                     ============
Net asset value per share
  outstanding                        $      10.62
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $336,916,449
                                     ============
Shares of capital stock outstanding    31,812,182
                                     ============
Net asset value per share
  outstanding                        $      10.59
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-269

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $  1,281,461
  Interest                                   2,852
                                      ------------
     Total income                        1,284,313
                                      ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                    384,158
  Shareholder communication                 28,594
  Professional fees                         24,827
  Custodian                                 10,272
  Directors                                  5,452
  Miscellaneous                              5,489
                                      ------------
     Total expenses                        458,792
                                      ------------
Net investment income                      825,521
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on affiliated
  investment company transactions        1,817,013
Net change in unrealized
  appreciation on investments          (23,116,779)
                                      ------------
Net realized and unrealized loss on
  investments                          (21,299,766)
                                      ------------
Net decrease in net assets
  resulting from operations           $(20,474,245)
                                      ============







M-270    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    825,521   $  4,879,950
 Net realized gain on
  investments                     1,817,013     11,392,634
 Net change in unrealized
  appreciation on investments   (23,116,779)      (259,270)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (20,474,245)    16,013,314
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --       (251,970)
    Service Class                        --     (5,519,091)
                               ---------------------------
                                         --     (5,771,061)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --       (236,136)
    Service Class                        --     (5,649,715)
                               ---------------------------
                                         --     (5,885,851)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (11,656,912)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         92,005,668    158,164,389
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --     11,656,912
 Cost of shares redeemed        (14,625,544)   (18,615,041)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          77,380,124    151,206,260
                               ---------------------------

    Net increase in net
     assets                      56,905,879    155,562,662

NET ASSETS:
Beginning of period             293,897,550    138,334,888
                               ---------------------------
End of period                  $350,803,429   $293,897,550
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  1,646,076   $    820,555
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-271

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                                   ------------------------------------------
                                                                 FEBRUARY 13,
                                   SIX MONTHS        YEAR           2006(a)
                                      ENDED          ENDED          THROUGH
                                    JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                   ------------------------------------------------

                                      2008*          2007            2006

Net asset value at beginning of
  period                             $ 11.32        $ 10.86         $10.00
                                     -------        -------         ------
Net investment income                   0.03           0.22           0.18(b)
Net realized and unrealized gain
  (loss) on investments                (0.73)          0.74           0.82
                                     -------        -------         ------
Total from investment operations       (0.70)          0.96           1.00
                                     -------        -------         ------
Less dividends and distributions:
  From net investment income              --          (0.26)         (0.11)
  From net realized gain on
     investments                          --          (0.24)         (0.03)
                                     -------        -------         ------
Total dividends and distributions         --          (0.50)         (0.14)
                                     -------        -------         ------
Net asset value at end of period     $ 10.62        $ 11.32         $10.86
                                     =======        =======         ======
Total investment return (e)            (6.08%)(c)      8.73%          9.93%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 0.76%+         2.50%          1.96%+
  Net expenses (d)                      0.05%+         0.06%          0.15%+
  Expenses (before reimbursement)
     (d)                                0.05%+         0.07%          0.15%+
Portfolio turnover rate                   19%            10%            62%
Net assets at end of period (in
  000's)                             $13,887        $11,750         $5,370




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-272    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                SERVICE CLASS
      ----------------------------------------------------------------
                                                          FEBRUARY 13,
      SIX MONTHS                   YEAR                      2006(a)
         ENDED                     ENDED                     THROUGH
       JUNE 30,                DECEMBER 31,               DECEMBER 31,
      ----------------------------------------------------------------

         2008*                     2007                       2006

       $  11.30                  $  10.85                   $  10.00
       --------                  --------                   --------
           0.02                      0.20                       0.14(b)
          (0.73)                     0.72                       0.83
       --------                  --------                   --------
          (0.71)                     0.92                       0.97
       --------                  --------                   --------

             --                     (0.23)                     (0.09)
             --                     (0.24)                     (0.03)
       --------                  --------                   --------
             --                     (0.47)                     (0.12)
       --------                  --------                   --------
       $  10.59                  $  11.30                   $  10.85
       ========                  ========                   ========
          (6.19%)(c)                 8.46%                      9.69%(c)

           0.51%+                    2.29%                      1.55%+
           0.30%+                    0.31%                      0.40%+
           0.30%+                    0.32%                      0.40%+
             19%                       10%                        62%
       $336,916                  $282,148                   $132,965




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-273

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             -8.02%        -6.56%        5.12%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP                                  LEHMAN BROTHERS(R)
                           MODERATE GROWTH      S&P 500(R)  MSCI EAFE(R)   AGGREGATE BOND
                        ALLOCATION PORTFOLIO      INDEX        INDEX           INDEX
                        --------------------    ----------  ------------  ------------------
2/13/06                       10000.00          10000.00      10000.00        10000.00
                              10110.00          10099.00      10596.00         9950.00
                              12053.00          12178.00      13457.00        10559.00
6/30/08                       11262.00          10581.00      12029.00        11311.00






SERVICE CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             -8.14%        -6.79%        4.86%




                                            (After Portfolio operating expenses)

                   MAINSTAY VP                                   LEHMAN BROTHERS(R)
                 MODERATE GROWTH      S&P 500(R)  MSCI EAFE(R)    AGGREGATE BOND
              ALLOCATION PORTFOLIO      INDEX       INDEX             INDEX
              --------------------    --=-------  ------------   ------------------
2/13/06             10000.00          10000.00     10000.00           10000.00
                    10101.00          10099.00     10596.00            9950.00
                    12013.00          12178.00     13457.00           10559.00
6/30/08             11197.00          10581.00     12029.00           11311.00







 BENCHMARK
PERFORMANCE               SIX           ONE          SINCE
                        MONTHS         YEAR        INCEPTION
------------------------------------------------------------
S&P 500(R) Index(1)     -11.91%       -13.12%        2.39%
MSCI EAFE(R)
Index(1)                -10.96        -10.61         8.05
Lehman Brothers(R)
Aggregate Bond
Index(1)                  1.13          7.12         5.30
Average Lipper
Variable Products
Mixed-Asset Target
Allocation Growth
Portfolio(2)             -7.66         -7.19         3.55



* Performance tables and graphs do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. This benchmark is a product of Lipper Inc.




M-274    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $919.80         $0.19          $1,024.66         $ 0.20
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $918.60         $1.38          $1,023.42         $1.46
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-275

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               46.10
Total Return                                    31.20
Current Income                                  19.20
Capital Appreciation                             3.20
Cash and Other Assets, Less Liabilities          0.30





See Portfolio of Investments on page M-280 for specific holdings within these categories.



M-276    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Moderate Growth Allocation Portfolio returned -8.02% for Initial Class shares and -8.14% for Service Class shares. Both share classes underperformed the -7.66% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio over the same period. Both share classes outperformed the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance relative to its peers and the S&P 500(R) Index resulted from various factors. The comparatively strong performance of mid-cap and large-cap growth stocks strengthened returns within the equity portion of the Portfolio. The success of 130/30 strategies also helped relative performance. In the fixed-income portion of the Portfolio, however, some ground was lost because of difficulties in the market for mortgage-backed securities.

HOW DID YOU POSITION THE EQUITY PORTION OF THE PORTFOLIO DURING THE SIX MONTHS ENDED JUNE 30, 2008?

In our selection process, we generally seek Underlying Equity Portfolios/Funds that occupy attractively valued market segments, that invest in companies with fairly priced securities and strong price and earnings momentum, and that have a track record of capable management. During the reporting period, we favored large-capitalization companies over smaller-capitalization names in the equity portion of the Portfolio.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

A notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay VP Large Cap Growth Portfolio into MainStay 130/30 Core Fund, MainStay MAP Fund and MainStay Large Cap Opportunity Fund. This shift reflected an unwinding of the preference for growth stocks we had maintained throughout 2007. Although we believe that the valuation advantage growth stocks previously enjoyed has substantially diminished, the move was not profitable in the first half of 2008, since growth stocks continued to outperform value stocks during the reporting period.

Additionally, we redirected a significant percentage of the Portfolio's holdings in MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund--and a significant portion of Portfolio holdings in MainStay VP Bond Portfolio to MainStay Institutional Bond Fund. Both moves sought to diversify the Portfolio across management styles and strategies. Neither of the changes had a significant impact on the Portfolio's performance.

WHAT OTHER EQUITY STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

We maintained a bias toward large-cap equities over stocks of mid- and small-cap companies because of a perceived valuation advantage and because we anticipated that larger companies would be better able than smaller firms to preserve profit margins as the U.S. economy slowed. This bias did not work to the Portfolio's advantage during the first half of 2008, but the impact was slight, because there were relatively small differences in returns among these segments of the market.

WHICH UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE BEST TOTAL RETURNS AND WHICH HAD THE WORST?

The best equity returns came from MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Core Fund. The weakest performance came from MainStay ICAP Equity Fund and MainStay Large Cap Opportunity Fund, both of which are large-cap value products.

WHICH UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Taking weightings and total returns into consideration, the largest positive contributions to the Portfolio's return relative to the S&P 500(R) Index came from MainStay VP Large Cap Growth Portfolio and

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-277

MainStay Growth Equity Fund, both of which are large-cap growth products. The greatest detractors from the Portfolio's return were MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING THE REPORTING PERIOD?

Increasing delinquencies and defaults on underlying loans affected subprime mortgage-backed issues and other structured securities. As the credit crunch intensified, financial institutions and other investors substantially reduced their leverage. During the first half of 2008, the Federal Open Market Committee aggressively lowered interest rates. The Federal Reserve also created several new liquidity facilities to help financial institutions obtain financing. In addition, the Federal Reserve played a significant role in arranging the rescue of Bear Stearns by J.P. Morgan Chase, underscoring the extent of the market's difficulties.

Interest rates declined over the reporting period but experienced major swings, declining in the first quarter of 2008 and rising in the second quarter. Broadly speaking, spreads(2) on non-Treasury securities tended to widen during the first half of 2008, with riskier sectors underperforming higher-quality sectors. Structured securities, especially real estate-related issues, generally constituted the worst-performing sector in the fixed-income market.

High-grade issues such as Treasury securities and agency bonds generally performed better than lower-quality instruments. Collateralized debt such as mortgage-backed and asset-backed securities performed poorly, especially issues with collateral that was related to real estate.

WHERE DID THE PORTFOLIO INVEST ITS FIXED-INCOME ASSETS DURING THE REPORTING PERIOD?

During the reporting period, the fixed-income portion of the Portfolio invested in two investment-grade bond Underlying Portfolios/Funds (MainStay VP
Bond Portfolio and MainStay Institutional Bond Fund), two high-yield Underlying Portfolios/Funds (MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund), and a leveraged-loan Underlying Portfolio (MainStay VP Floating Rate Portfolio).

HOW DID THE PORTFOLIO ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are much more difficult to identify and exploit with fixed-income instruments than with equities, and our efforts to tactically manage allocations are therefore focused on the equity portion of the Portfolio. A strategic blend of Underlying Fixed Income Portfolios/Funds similar to the Lehman Brothers Aggregate Bond Index(1) the benchmark for the fixed-income portion of the Portfolio, was established at the inception of the Portfolio and has been generally maintained since then. During the first half of 2008, we made a minor reallocation out of MainStay VP Bond Portfolio into MainStay Institutional Bond Fund in an effort to shorten duration slightly. We also diversified the Portfolio's exposure to high-yield bonds by splitting the Portfolio's allocation between MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS IN THE FIXED-INCOME PORTION OF THE PORTFOLIO AND WHICH HAD THE WEAKEST TOTAL RETURNS?

MainStay 130/30 High Yield Fund and MainStay VP Bond Portfolio were the top-performing Underlying Fixed Income Portfolios/Funds in which the Portfolio invested during the reporting period. MainStay VP High Yield Corporate Bond Portfolio had the lowest return of any of the Portfolio's fixed-income holdings.


2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURES AND FOOTNOTES ON THE PRECEDING PAGE AND NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



M-278    MainStay VP Moderate Growth Allocation Portfolio

The MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset class allocations and the mix and related performance of the Underlying Portfolios/Funds. The Underlying Portfolios'/Funds' performance may be lower than the performance of the asset class or classes the Underlying
Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

- High-yield securities carry higher risks, and some of the Underlying Portfolios'/Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Portfolio/Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Portfolio/Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH SUCH PORTFOLIO/FUND SEEKS TO MAINTAIN A VALUE $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO, YOU SHOULD CONSIDER ALL THE RISKS ASSOCIATED WITH IT.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


                                                mainstayinvestments.com    M-279

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (99.7%)+
-------------------------------------------------------------

EQUITY FUNDS (79.0%)
MainStay 130/30 Core Fund
  Class I (a)                       1,288,927   $  10,917,215
MainStay 130/30 Growth Fund
  Class I (a)(b)                      555,290       5,375,206
MainStay 130/30 International
  Fund Class I (a)                    713,604       6,044,226
MainStay Growth Equity Fund
  Class I (a)                       2,062,991      24,281,408
MainStay ICAP Equity Fund
  Class I                             963,796      34,291,849
MainStay ICAP International
  Fund Class I                        988,279      33,443,377
MainStay Large Cap
  Opportunity Fund Class I
  (a)                               2,004,929      16,781,256
MainStay MAP Fund Class I             412,684      13,028,425
MainStay VP Common Stock
  Portfolio Initial Class (a)       2,862,240      60,408,697
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class (a)                         2,770,187      34,287,853
MainStay VP International
  Equity Portfolio Initial
  Class (a)                         1,289,030      21,191,026
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       4,155,590      58,890,907
MainStay VP S&P 500 Index
  Portfolio Initial Class              66,508       1,758,914
                                                -------------
                                                  320,700,359
                                                -------------

FIXED INCOME FUNDS (20.7%)
MainStay 130/30 High Yield
  Fund Class I (a)                  1,285,796      12,485,077
MainStay Institutional Bond
  Fund Class I                        629,286       6,305,445
MainStay VP Bond Portfolio
  Initial Class (a)                 2,558,558      35,877,239
MainStay VP Floating Rate
  Portfolio Initial Class (a)       2,291,262      21,168,459
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                       836,594       8,297,344
                                                -------------
                                                   84,133,564
                                                -------------
Total Affiliated Investment
  Companies
  (Cost $431,877,154) (c)                99.7%    404,833,923
Cash and Other Assets,
  Less Liabilities                        0.3       1,380,352
                                        -----    ------------
Net Assets                              100.0%  $ 406,214,275
                                        =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying
     Portfolios/Funds.
(c)  At June 30, 2008, cost is $432,320,600
     for federal income tax purposes and net
     unrealized depreciation is as follows:



    Gross unrealized
          appreciation             $  6,795,007
    Gross unrealized
          depreciation              (34,281,684)
                                   ------------
    Net unrealized depreciation    $(27,486,677)
                                   ============






M-280    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $431,877,154)                 $404,833,923
Cash                                      720,472
Receivables:
  Fund shares sold                      1,650,336
  Interest                                    221
Other assets                                8,011
                                     ------------
     Total assets                     407,212,963
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         720,471
  Fund shares redeemed                    105,778
  NYLIFE Distributors (See Note 3)         82,130
  Shareholder communication                53,708
  Professional fees                        26,459
  Custodian                                 8,834
  Directors                                 1,308
                                     ------------
     Total liabilities                    998,688
                                     ------------
Net assets                           $406,214,275
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    385,168
Additional paid-in capital            424,512,130
                                     ------------
                                      424,897,298
Accumulated undistributed net
  investment income                     2,854,620
Accumulated undistributed net
  realized gain on investments          5,505,588
Net unrealized depreciation on
  investments                         (27,043,231)
                                     ------------
Net assets                           $406,214,275
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 24,742,917
                                     ============
Shares of capital stock outstanding     2,339,461
                                     ============
Net asset value per share
  outstanding                        $      10.58
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $381,471,358
                                     ============
Shares of capital stock outstanding    36,177,311
                                     ============
Net asset value per share
  outstanding                        $      10.54
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-281

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                        $  1,665,582
  Interest                                   2,402
                                      ------------
     Total income                        1,667,984
                                      ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                          443,930
  Shareholder communication                 34,093
  Professional fees                         27,173
  Custodian                                 10,065
  Directors                                  6,605
  Miscellaneous                              6,319
                                      ------------
     Total expenses                        528,185
                                      ------------
Net investment income                    1,139,799
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on affiliated
  investment company transactions           81,792
Net change in unrealized
  appreciation on investments          (33,651,721)
                                      ------------
Net realized and unrealized loss on
  investments                          (33,569,929)
                                      ------------
Net decrease in net assets
  resulting from operations           $(32,430,130)
                                      ============






M-282    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007




                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,139,799   $  4,229,143
 Net realized gain on
  investments                        81,792     19,214,375
 Net change in unrealized
  appreciation on investments   (33,651,721)    (1,864,708)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (32,430,130)    21,578,810
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --       (378,690)
    Service Class                        --     (5,397,316)
                               ---------------------------
                                         --     (5,776,006)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --       (641,371)
    Service Class                        --    (10,224,431)
                               ---------------------------
                                         --    (10,865,802)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (16,641,808)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         86,414,252    186,234,208
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --     16,641,808
 Cost of shares redeemed        (13,229,214)   (16,575,681)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          73,185,038    186,300,335
                               ---------------------------

    Net increase in net
     assets                      40,754,908    191,237,337

NET ASSETS:
Beginning of period             365,459,367    174,222,030
                               ---------------------------
End of period                  $406,214,275   $365,459,367
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  2,854,620   $  1,714,821
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-283

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                                   ------------------------------------------
                                                                 FEBRUARY 13,
                                   SIX MONTHS        YEAR           2006(a)
                                      ENDED          ENDED          THROUGH
                                    JUNE 30,     DECEMBER 31,    DECEMBER 31,

                                   ------------------------------------------
                                      2008*          2007            2006

Net asset value at beginning of
  period                             $ 11.51        $ 11.04         $ 10.00
                                     -------        -------         -------
Net investment income                   0.05(b)        0.17            0.16(b)
Net realized and unrealized gain
  (loss) on investments                (0.98)          0.88            1.03
                                     -------        -------         -------
Total from investment operations       (0.93)          1.05            1.19
                                     -------        -------         -------
Less dividends and distributions:
  From net investment income              --          (0.22)          (0.10)
  From net realized gain on
     investments                          --          (0.36)          (0.05)
                                     -------        -------         -------
Total dividends and distributions         --          (0.58)          (0.15)
                                     -------        -------         -------
Net asset value at end of period     $ 10.58        $ 11.51         $ 11.04
                                     =======        =======         =======
Total investment return (e)            (8.02%)(c)      9.40%          11.92%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 0.84%+         1.78%           1.70%+
  Net expenses (d)                      0.04%+         0.05%           0.13%+
  Expenses (before waiver) (d)          0.04%+         0.07%           0.13%+
Portfolio turnover rate                   19%            15%             46%
Net assets at end of period (in
  000's)                             $24,743        $21,772         $10,468




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such direct expenses are not included in the above-reported expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-284    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                     SERVICE CLASS
      ------------------------------------------
                                    FEBRUARY 13,
      SIX MONTHS        YEAR           2006(a)
         ENDED          ENDED          THROUGH
       JUNE 30,     DECEMBER 31,    DECEMBER 31,
      ------------------------------------------

         2008*          2007            2006

       $  11.49       $  11.03        $  10.00
       --------       --------        --------
           0.03(b)        0.14            0.13(b)
          (0.98)          0.87            1.04
       --------       --------        --------
          (0.95)          1.01            1.17
       --------       --------        --------

             --          (0.19)          (0.09)
             --          (0.36)          (0.05)
       --------       --------        --------
             --          (0.55)          (0.14)
       --------       --------        --------
       $  10.54       $  11.49        $  11.03
       ========       ========        ========
          (8.14%)(c)      9.13%          11.69%(c)

           0.59%+         1.54%           1.39%+
           0.29%+         0.30%           0.38%+
           0.29%+         0.32%           0.38%+
             19%            15%             46%
       $381,471       $343,687        $163,754




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-285

MAINSTAY VP S&P 500 INDEX PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX        ONE        FIVE         TEN
TOTAL RETURNS                 MONTHS      YEAR     YEARS(1)    YEARS(1)
-----------------------------------------------------------------------
After Portfolio operating
  expenses                   -11.98%    -13.25%      7.30%       2.65%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                      S&P 500        S&P 500(R)
                                  INDEX PORTFOLIO       INDEX
                                  ---------------    ----------
6/30/98                               10000.00        10000.00
                                      12265.00        12276.00
                                      13102.00        13165.00
                                      11155.00        11213.00
                                       9115.00         9196.00
                                       9130.00         9219.00
                                      10832.00        10981.00
                                      11476.00        11675.00
                                      12456.00        12683.00
                                      14968.00        15294.00
6/30/08                               12985.00        13287.00






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX        ONE        FIVE         TEN
TOTAL RETURNS                 MONTHS      YEAR     YEARS(1)    YEARS(1)
-----------------------------------------------------------------------
After Portfolio operating
  expenses                   -12.09%    -13.47%      7.02%       2.39%




                                            (After Portfolio operating expenses)

                MAINSTAY VP
                  S&P 500        S&P 500(R)
              INDEX PORTFOLIO       INDEX
              ---------------    ----------
6/30/98           10000.00        10000.00
                  12234.00        12276.00
                  13037.00        13165.00
                  11072.00        11213.00
                   9025.00         9196.00
                   9018.00         9219.00
                  10673.00        10981.00
                  11279.00        11675.00
                  12208.00        12683.00
                  14633.00        15294.00
6/30/08           12662.00        13287.00







 BENCHMARK PERFORMANCE                SIX           ONE          FIVE           TEN
                                    MONTHS         YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------
S&P 500(R) Index(3)                 -11.91%       -13.12%        7.58%         2.88%
Average Lipper Variable
Products S&P 500 Index
Objective Portfolio(4)              -12.07        -13.40         7.18          2.57



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.26% and 2.63% for Initial Class shares and 7.00% and 2.38% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-286    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $880.20         $1.36          $1,023.42         $1.46
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $879.10         $2.52          $1,022.18         $2.72
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.29% for Initial Class and 0.54% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-287

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Oil, Gas & Consumable Fuels             12.2%
Pharmaceuticals                          6.0
Computers & Peripherals                  4.6
Energy Equipment & Services              3.6
Software                                 3.5
Insurance                                3.4
Diversified Financial Services           3.3
Industrial Conglomerates                 3.0
Diversified Telecommunication
  Services                               2.9
Media                                    2.8
Capital Markets                          2.7
Food & Staples Retailing                 2.7
Aerospace & Defense                      2.6
Semiconductors & Semiconductor
  Equipment                              2.5
Beverages                                2.4
Communications Equipment                 2.4
Electric Utilities                       2.3
Commercial Banks                         2.2
Household Products                       2.2
Health Care Equipment & Supplies         2.1
Chemicals                                2.0
Machinery                                1.9
Health Care Providers & Services         1.8
Internet Software & Services             1.7
Food Products                            1.5
Specialty Retail                         1.5
Tobacco                                  1.5
Biotechnology                            1.4
Metals & Mining                          1.4
Hotels, Restaurants & Leisure            1.2
Multi-Utilities                          1.2
Real Estate Investment Trusts            1.2
Road & Rail                              1.1
Air Freight & Logistics                  0.9
IT Services                              0.9
Multiline Retail                         0.7
Consumer Finance                         0.6
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Thrifts & Mortgage Finance               0.5
Household Durables                       0.4
Life Sciences Tools & Services           0.4
Textiles, Apparel & Luxury Goods         0.4
Wireless Telecommunication Services      0.4
Electronic Equipment & Instruments       0.3
Independent Power Producers & Energy
  Traders                                0.3
Internet & Catalog Retail                0.3
Auto Components                          0.2
Automobiles                              0.2
Construction & Engineering               0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Construction Materials                   0.1
Containers & Packaging                   0.1
Distributors                             0.1
Diversified Consumer Services            0.1
Gas Utilities                            0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Building Products                        0.0*
Health Care Technology                   0.0*
Real Estate Management & Development     0.0*
Trading Companies & Distributors         0.0*
Short-Term Investments
  (collateral from securities lending
  is 5.3%)                               7.6
Liabilities in Excess of Cash and
  Other Assets                          -5.3
                                       -----
                                       100.0%
                                       =====



* Less than one-tenth of a percent.

See Portfolio of Investments on page M-290 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  General Electric Co.
    3.  Microsoft Corp.
    4.  Chevron Corp.
    5.  AT&T, Inc.
    6.  Procter & Gamble Co. (The)
    7.  Johnson & Johnson
    8.  International Business Machines Corp.
    9.  Apple, Inc.
   10.  ConocoPhillips







M-288    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP S&P 500 Index Portfolio returned -11.98% for Initial Class shares and -12.09% for Service Class shares. Over the same period, Initial Class shares outperformed--and Service Class shares underperformed--the -12.07% return of the average Lipper(1) Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the -11.91% return of the S&P 500(R) Index,(1) the Portfolio's broad-based securities-market index, for the six months ended June 30, 2008.

WHICH S&P 500(R) INDEX SECTORS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING PERIOD AND WHICH SECTORS HAD THE LOWEST TOTAL RETURNS?

During the first six months of 2008, the Portfolio sectors with the highest total returns included energy, materials and utilities. The Portfolio sector with the lowest total return was financials, followed by telecommunication services and industrials.

DURING THE FIRST HALF OF 2008, WHICH S&P 500(R) INDEX SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the greatest positive contributions to the Portfolio's performance during the reporting period were energy, materials and utilities. Over the same period, the sectors that made the weakest contributions to the Portfolio's performance were financials, information technology and industrials.


DURING THE REPORTING PERIOD, WHICH STOCKS IN THE PORTFOLIO HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Massey Energy had the highest total return of any stock in the S&P 500(R) Index during the six months ended June 30, 2008. Big Lots was next, followed by Nabors Industries Ltd. For the same period, the S&P 500(R) Index stock with the lowest total return was Ambac Financial Group. Bear Sterns had the second-lowest total return, followed by MBIA.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, Wal-Mart Stores made the greatest positive contribution to the Portfolio's performance, followed by IBM and Devon Energy. The weakest individual contribution to the Portfolio's performance came from General Electric. AIG was the second-weakest contributor, followed by Bank of America.

WERE THERE ANY CHANGES TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the first half of 2008, there were 12 additions to and 12 deletions from the S&P 500(R) Index. Major additions included Southwestern Energy, Intuitive Surgical and Cameron International. Significant deletions included Harrah's Entertainment, Trane and Commerce Bancorp Inc./NJ.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all investment divisions are available under all policies.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                mainstayinvestments.com    M-289

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED




                                   SHARES            VALUE
COMMON STOCKS (97.7%)+
----------------------------------------------------------

AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)                   78,470   $    5,157,048
General Dynamics Corp.             41,621        3,504,488
Goodrich Corp.                     13,366          634,350
Honeywell International,
  Inc.                             77,449        3,894,136
L-3 Communications Holdings,
  Inc.                             12,784        1,161,682
Lockheed Martin Corp.              35,240        3,476,778
Northrop Grumman Corp.             35,955        2,405,390
Precision Castparts Corp.          14,569        1,404,015
Raytheon Co.                       44,215        2,488,420
Rockwell Collins, Inc.             16,765          804,049
United Technologies Corp.         101,602        6,268,843
                                            --------------
                                                31,199,199
                                            --------------

AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide,
  Inc.                             18,052          989,972
Expeditors International of
  Washington, Inc.                 22,454          965,522
FedEx Corp.                        32,351        2,548,935
United Parcel Service, Inc.
  Class B                         106,633        6,554,731
                                            --------------
                                                11,059,160
                                            --------------

AIRLINES (0.1%)
Southwest Airlines Co. (a)         76,431          996,660
                                            --------------


AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co.
  (The) (b)                        25,509          454,825
Johnson Controls, Inc.             61,936        1,776,324
                                            --------------
                                                 2,231,149
                                            --------------

AUTOMOBILES (0.2%)
Ford Motor Co. (a)(b)             234,116        1,126,097
General Motors Corp. (a)           59,870          688,505
Harley-Davidson, Inc.              24,691          895,296
                                            --------------
                                                 2,709,898
                                            --------------

BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc.          74,412        4,622,473
Brown-Forman Corp. Class B
  (a)                               8,764          662,295
Coca-Cola Co. (The)               208,592       10,842,612
Coca-Cola Enterprises, Inc.        30,090          520,557
Constellation Brands, Inc.
  Class A (b)                      20,368          404,508
Molson Coors Brewing Co.
  Class B                          14,411          782,950
Pepsi Bottling Group, Inc.
  (The)                            14,132          394,565
PepsiCo, Inc.                     165,587       10,529,677
                                            --------------
                                                28,759,637
                                            --------------

BIOTECHNOLOGY (1.4%)
Amgen, Inc. (b)                   113,666        5,360,489
Biogen Idec, Inc. (b)              30,567        1,708,390
Celgene Corp. (b)                  45,537        2,908,448
Genzyme Corp. (b)                  27,878        2,007,774
Gilead Sciences, Inc. (b)          96,312        5,099,720
                                            --------------
                                                17,084,821
                                            --------------

BUILDING PRODUCTS (0.0%)++
Masco Corp.                        38,792          610,198
                                            --------------


CAPITAL MARKETS (2.7%)
American Capital Strategies,
  Ltd. (a)                         20,843          495,438
Ameriprise Financial, Inc.         23,175          942,527
Bank of New York Mellon
  Corp. (The)                     119,403        4,517,016
Charles Schwab Corp. (The)         96,970        1,991,764
E*TRADE Financial Corp.
  (a)(b)                           48,998          153,854
Federated Investors, Inc.
  Class B                           9,035          310,985
Franklin Resources, Inc.           16,250        1,489,313
Goldman Sachs Group, Inc.
  (The)                            41,111        7,190,314
Janus Capital Group, Inc.          15,748          416,850
Legg Mason, Inc.                   14,742          642,309
Lehman Brothers Holdings,
  Inc. (a)                         72,724        1,440,662
Merrill Lynch & Co., Inc.
  (a)                             102,907        3,263,181
Morgan Stanley                    115,628        4,170,702
Northern Trust Corp.               19,976        1,369,754
State Street Corp.                 44,497        2,847,363
T. Rowe Price Group, Inc.          27,070        1,528,643
                                            --------------
                                                32,770,675
                                            --------------

CHEMICALS (2.0%)
Air Products & Chemicals,
  Inc.                             21,959        2,170,867
Ashland, Inc.                       5,979          288,188
Dow Chemical Co. (The)             97,176        3,392,414
E.I. du Pont de Nemours &
  Co.                              94,011        4,032,132
Eastman Chemical Co.                7,955          547,781
Ecolab, Inc.                       18,651          801,807
Hercules, Inc.                     11,345          192,071
International Flavors &
  Fragrances, Inc.                  8,627          336,971
Monsanto Co.                       57,292        7,244,000
PPG Industries, Inc.               17,271          990,837
Praxair, Inc.                      32,667        3,078,538
Rohm & Haas Co.                    13,389          621,785
Sigma-Aldrich Corp.                13,434          723,555
                                            --------------
                                                24,420,946
                                            --------------

COMMERCIAL BANKS (2.2%)
BB&T Corp. (a)                     57,098        1,300,121
Comerica, Inc.                     15,995          409,952
Fifth Third Bancorp (a)            59,990          610,698


+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.


M-290    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
First Horizon National Corp.
  (a)                              19,865   $      147,597
Huntington Bancshares, Inc.
  (a)                              38,421          221,689
KeyCorp                            50,652          556,159
M&T Bank Corp. (a)                  8,168          576,171
Marshall & Ilsley Corp. (a)        27,356          419,367
National City Corp. (a)            80,919          385,984
PNC Financial Services
  Group, Inc.                      36,405        2,078,726
Regions Financial Corp. (a)        72,573          791,771
SunTrust Banks, Inc.               36,738        1,330,650
U.S. Bancorp                      181,736        5,068,617
Wachovia Corp. (a)                223,246        3,467,010
Wells Fargo & Co.                 344,813        8,189,309
Zions Bancorp (a)                  11,582          364,717
                                            --------------
                                                25,918,538
                                            --------------


COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries,
  Inc. (b)                         35,999          454,307
Avery Dennison Corp.               11,268          495,003
Cintas Corp. (a)                   14,218          376,919
Equifax, Inc.                      13,902          467,385
Monster Worldwide, Inc.
  (a)(b)                           12,931          266,508
Pitney Bowes, Inc. (a)             21,696          739,834
R.R. Donnelley & Sons Co.          22,128          656,980
Robert Half International,
  Inc.                             17,104          409,983
Waste Management, Inc.             51,273        1,933,505
                                            --------------
                                                 5,800,424
                                            --------------

COMMUNICATIONS EQUIPMENT (2.4%)
Ciena Corp. (a)(b)                  8,797          203,827
Cisco Systems, Inc. (b)           616,778       14,346,256
Corning, Inc.                     164,394        3,789,282
JDS Uniphase Corp. (b)             24,021          272,879
Juniper Networks, Inc. (b)         55,367        1,228,040
Motorola, Inc.                    235,487        1,728,475
QUALCOMM, Inc.                    169,025        7,499,639
Tellabs, Inc. (b)                  41,497          192,961
                                            --------------
                                                29,261,359
                                            --------------

COMPUTERS & PERIPHERALS (4.6%)
V  Apple, Inc. (b)                92,081       15,418,043
Dell, Inc. (b)                    210,983        4,616,308
EMC Corp. (b)                     215,840        3,170,690
Hewlett-Packard Co.               257,482       11,383,279
V  International Business
  Machines Corp.                  143,403       16,997,558
Lexmark International, Inc.
  Class A (b)                      10,053          336,072
NetApp, Inc. (b)                   36,496          790,503
QLogic Corp. (b)                   14,464          211,030
SanDisk Corp. (b)                  24,032          449,398
Sun Microsystems, Inc. (b)         81,664          888,504
Teradata Corp. (b)                 18,538          428,969
                                            --------------
                                                54,690,354
                                            --------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                         9,289        1,728,497
Jacobs Engineering Group,
  Inc. (b)                         12,863        1,038,044
                                            --------------
                                                 2,766,541
                                            --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (a)           11,460          685,079
                                            --------------


CONSUMER FINANCE (0.6%)
American Express Co.              120,965        4,556,752
Capital One Financial Corp.
  (a)                              39,183        1,489,346
Discover Financial Services        50,433          664,203
SLM Corp. (b)                      48,711          942,558
                                            --------------
                                                 7,652,859
                                            --------------

CONTAINERS & PACKAGING (0.1%)
Ball Corp.                         10,386          495,828
Bemis Co., Inc. (a)                10,962          245,768
Pactiv Corp. (b)                   13,671          290,235
Sealed Air Corp.                   16,955          322,315
                                            --------------
                                                 1,354,146
                                            --------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                  17,055          676,742
                                            --------------


DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A
  (b)                              14,469          640,398
H&R Block, Inc.                    34,532          738,985
                                            --------------
                                                 1,379,383
                                            --------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
Bank of America Corp.             464,954       11,098,452
CIT Group, Inc. (a)                30,009          204,361
Citigroup, Inc.                   568,427        9,526,837
CME Group, Inc.                     5,728        2,194,912
IntercontinentalExchange,
  Inc. (b)                          7,330          835,620
JPMorgan Chase & Co.              360,484       12,368,206
Leucadia National Corp.            18,431          865,151
Moody's Corp. (a)                  21,197          730,025
NYSE Euronext                      27,622        1,399,331
                                            --------------
                                                39,222,895
                                            --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
V  AT&T, Inc.                    620,304       20,898,042
CenturyTel, Inc.                   11,055          393,447
Citizens Communications Co.        33,843          383,780
Embarq Corp.                       15,421          728,951
Qwest Communications
  International, Inc. (a)         158,821          624,167


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-291


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications, Inc.      297,630   $   10,536,102
Windstream Corp. (a)               46,699          576,266
                                            --------------
                                                34,140,755
                                            --------------

ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc.             17,543          879,080
American Electric Power Co.,
  Inc.                             41,921        1,686,482
Duke Energy Corp.                 132,083        2,295,603
Edison International               34,058        1,749,900
Entergy Corp.                      19,985        2,407,793
Exelon Corp.                       68,539        6,165,768
FirstEnergy Corp.                  31,869        2,623,775
FPL Group, Inc.                    42,621        2,795,085
Pepco Holdings, Inc.               21,210          544,037
Pinnacle West Capital Corp.        10,427          320,839
PPL Corp.                          38,957        2,036,282
Progress Energy, Inc.              27,512        1,150,827
Southern Co. (The)                 80,078        2,796,324
                                            --------------
                                                27,451,795
                                            --------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd.
  Class A                          18,133          716,254
Emerson Electric Co.               81,515        4,030,917
Rockwell Automation, Inc.          15,341          670,862
                                            --------------
                                                 5,418,033
                                            --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
  (b)                              37,592        1,336,020
Jabil Circuit, Inc.                21,908          359,510
Molex, Inc.                        14,779          360,755
Tyco Electronics, Ltd.             49,959        1,789,531
                                            --------------
                                                 3,845,816
                                            --------------

ENERGY EQUIPMENT & SERVICES (3.6%)
Baker Hughes, Inc.                 32,148        2,807,806
BJ Services Co.                    31,103          993,430
Cameron International Corp.
  (b)                              22,628        1,252,460
ENSCO International, Inc.          15,040        1,214,330
Halliburton Co.                    91,077        4,833,456
Nabors Industries, Ltd.
  (a)(b)                           29,680        1,461,146
National Oilwell Varco, Inc.
  (b)                              43,368        3,847,609
Noble Corp.                        28,087        1,824,532
Rowan Cos., Inc. (a)               11,902          556,419
Schlumberger, Ltd.                124,607       13,386,530
Smith International, Inc.          21,011        1,746,855
Transocean, Inc. (b)               33,256        5,067,882
Weatherford International,
  Ltd. (b)                         70,986        3,520,196
                                            --------------
                                                42,512,651
                                            --------------

FOOD & STAPLES RETAILING (2.7%)
Costco Wholesale Corp.             45,213        3,171,240
CVS Caremark Corp.                149,218        5,904,556
Kroger Co. (The)                   69,081        1,994,368
Safeway, Inc.                      45,693        1,304,535
SUPERVALU, Inc.                    22,107          682,885
Sysco Corp.                        62,665        1,723,914
Walgreen Co.                      103,449        3,363,127
Wal-Mart Stores, Inc.             242,917       13,651,935
Whole Foods Market, Inc. (a)       14,790          350,375
                                            --------------
                                                32,146,935
                                            --------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co.         67,233        2,269,114
Campbell Soup Co.                  22,501          752,883
ConAgra Foods, Inc.                50,955          982,412
Dean Foods Co. (a)(b)              16,158          317,020
General Mills, Inc.                35,020        2,128,165
H.J. Heinz Co.                     32,947        1,576,514
Hershey Co. (The)                  17,900          586,762
Kellogg Co.                        26,542        1,274,547
Kraft Foods, Inc. Class A         158,264        4,502,611
McCormick & Co., Inc.              13,777          491,288
Sara Lee Corp.                     73,768          903,658
Tyson Foods, Inc. Class A          29,060          434,156
Wm. Wrigley Jr. Co.                22,400        1,742,272
                                            --------------
                                                17,961,402
                                            --------------

GAS UTILITIES (0.1%)
Nicor, Inc. (a)                     4,668          198,810
Questar Corp.                      18,045        1,281,917
                                            --------------
                                                 1,480,727
                                            --------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter International, Inc.         65,480        4,186,791
Becton, Dickinson & Co.            25,513        2,074,207
Boston Scientific Corp. (b)       140,647        1,728,552
C.R. Bard, Inc. (a)                10,325          908,084
Covidien, Ltd.                     52,156        2,497,751
Hospira, Inc. (b)                  16,896          677,699
Intuitive Surgical, Inc. (b)        4,000        1,077,600
Medtronic, Inc.                   117,253        6,067,843
St. Jude Medical, Inc. (b)         35,360        1,445,517
Stryker Corp.                      24,972        1,570,239
Varian Medical Systems, Inc.
  (b)                              13,389          694,220
Zimmer Holdings, Inc. (b)          24,182        1,645,585
                                            --------------
                                                24,574,088
                                            --------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc.                        50,626        2,051,872
AmerisourceBergen Corp.            16,788          671,352
Cardinal Health, Inc.              37,298        1,923,831
CIGNA Corp.                        29,593        1,047,296



M-292    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Coventry Health Care, Inc.
  (b)                              15,816   $      481,123
Express Scripts, Inc. (b)          26,936        1,689,426
Humana, Inc. (b)                   17,994          715,621
Laboratory Corp. of America
  Holdings (b)                     11,776          819,963
McKesson Corp.                     28,948        1,618,483
Medco Health Solutions, Inc.
  (b)                              52,865        2,495,228
Patterson Cos., Inc. (b)           13,492          396,530
Quest Diagnostics, Inc.            16,549          802,130
Tenet Healthcare Corp. (b)         49,170          273,385
UnitedHealth Group, Inc.          128,337        3,368,846
WellPoint, Inc. (b)                54,894        2,616,248
                                            --------------
                                                20,971,334
                                            --------------

HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                   19,580          456,214
                                            --------------


HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp.                     45,591        1,502,679
Darden Restaurants, Inc.           14,670          468,560
International Game
  Technology                       32,367          808,528
Marriott International, Inc.
  Class A                          31,399          823,910
McDonald's Corp.                  118,319        6,651,894
Starbucks Corp. (b)                76,000        1,196,240
Starwood Hotels & Resorts
  Worldwide, Inc.                  19,516          782,006
Wendy's International, Inc.         9,134          248,628
Wyndham Worldwide Corp.            19,277          345,251
Yum! Brands, Inc.                  49,507        1,737,201
                                            --------------
                                                14,564,897
                                            --------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp.                6,459          371,457
Centex Corp.                       12,384          165,574
D.R. Horton, Inc.                  28,497          309,192
Fortune Brands, Inc.               16,087        1,003,990
Harman International
  Industries, Inc.                  6,042          250,078
KB Home (a)                         8,123          137,522
Leggett & Platt, Inc. (a)          17,336          290,725
Lennar Corp. Class A (a)           14,312          176,610
Newell Rubbermaid, Inc.            28,908          485,365
Pulte Homes, Inc. (a)              22,096          212,784
Snap-on, Inc.                       5,912          307,483
Stanley Works (The)                 8,340          373,882
Whirlpool Corp. (a)                 7,833          483,531
                                            --------------
                                                 4,568,193
                                            --------------

HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)                   14,641          764,260
Colgate-Palmolive Co.              52,973        3,660,434
Kimberly-Clark Corp.               43,733        2,614,359
V  Procter & Gamble Co.
  (The)                           318,722       19,381,485
                                            --------------
                                                26,420,538
                                            --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES Corp. (The) (b)                70,159        1,347,754
Constellation Energy Group,
  Inc.                             18,648        1,531,001
Dynegy, Inc. Class A (b)           52,402          448,037
                                            --------------
                                                 3,326,792
                                            --------------

INDUSTRIAL CONGLOMERATES (3.0%)
3M Co.                             73,516        5,115,977
V  General Electric Co.        1,040,700       27,776,283
Textron, Inc.                      26,017        1,246,995
Tyco International, Ltd.           50,370        2,016,815
                                            --------------
                                                36,156,070
                                            --------------

INSURANCE (3.4%)
ACE, Ltd.                          34,806        1,917,463
Aflac, Inc.                        49,663        3,118,836
Allstate Corp. (The)               57,464        2,619,784
American International
  Group, Inc.                     280,692        7,427,110
Aon Corp.                          31,160        1,431,490
Assurant, Inc.                     10,137          668,637
Chubb Corp. (The)                  38,112        1,867,869
Cincinnati Financial Corp.         17,624          447,650
Genworth Financial, Inc.
  Class A                          45,210          805,190
Hartford Financial Services
  Group, Inc. (The)                32,845        2,120,802
Lincoln National Corp.             27,114        1,228,806
Loews Corp.                        37,827        1,774,086
Marsh & McLennan Cos., Inc.        53,431        1,418,593
MBIA, Inc. (a)                     21,127           92,748
MetLife, Inc.                      74,184        3,914,690
Principal Financial Group,
  Inc.                             26,996        1,133,022
Progressive Corp. (The)            70,738        1,324,215
Prudential Financial, Inc.         45,496        2,717,931
SAFECO Corp.                        9,518          639,229
Torchmark Corp.                     9,352          548,495
Travelers Cos., Inc. (The)         63,163        2,741,274
Unum Group                         36,146          739,186
XL Capital, Ltd. Class A (a)       19,271          396,212
                                            --------------
                                                41,093,318
                                            --------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (b)               32,291        2,367,899
Expedia, Inc. (b)                  21,810          400,868
IAC/InterActiveCorp. (b)           19,253          371,198
                                            --------------
                                                 3,139,965
                                            --------------

INTERNET SOFTWARE & SERVICES (1.7%)
Akamai Technologies, Inc.
  (a)(b)                           17,341          603,293
eBay, Inc. (b)                    115,386        3,153,499


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-293


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (CONTINUED)
Google, Inc. Class A (b)           24,300   $   12,792,006
VeriSign, Inc. (a)(b)              20,660          780,948
Yahoo!, Inc. (b)                  143,652        2,967,850
                                            --------------
                                                20,297,596
                                            --------------

IT SERVICES (0.9%)
Affiliated Computer
  Services, Inc. Class A (b)       10,288          550,305
Automatic Data Processing,
  Inc.                             54,120        2,267,628
Cognizant Technology
  Solutions Corp. Class A
  (b)                              30,562          993,571
Computer Sciences Corp. (b)        16,033          750,986
Convergys Corp. (b)                12,930          192,140
Electronic Data Systems
  Corp.                            52,478        1,293,058
Fidelity National
  Information Services, Inc.       17,997          664,269
Fiserv, Inc. (b)                   17,111          776,326
Paychex, Inc.                      33,440        1,046,003
Total System Services, Inc.        20,992          466,442
Unisys Corp. (b)                   35,827          141,517
Western Union Co. (The)            77,274        1,910,213
                                            --------------
                                                11,052,458
                                            --------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                     5,957           63,144
Eastman Kodak Co. (a)              30,156          435,151
Hasbro, Inc.                       14,454          516,297
Mattel, Inc.                       37,768          646,588
                                            --------------
                                                 1,661,180
                                            --------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Applera Corp.-Applied
  BioSystems Group                 17,865          598,120
Millipore Corp. (b)                 5,703          387,006
PerkinElmer, Inc.                  12,475          347,429
Thermo Fisher Scientific,
  Inc. (b)                         43,626        2,431,277
Waters Corp. (b)                   10,418          671,961
                                            --------------
                                                 4,435,793
                                            --------------

MACHINERY (1.9%)
Caterpillar, Inc.                  64,185        4,738,137
Cummins, Inc.                      21,254        1,392,562
Danaher Corp.                      26,646        2,059,736
Deere & Co.                        44,946        3,241,955
Dover Corp.                        19,784          956,952
Eaton Corp.                        17,187        1,460,379
Illinois Tool Works, Inc.          41,438        1,968,719
Ingersoll-Rand Co., Ltd.
  Class A                          33,133        1,240,168
ITT Corp.                          19,010        1,203,903
Manitowoc Co., Inc. (The)          13,823          449,662
PACCAR, Inc.                       38,110        1,594,141
Pall Corp.                         12,493          495,722
Parker Hannifin Corp.              17,515        1,249,170
Terex Corp. (b)                    10,681          548,683
                                            --------------
                                                22,599,889
                                            --------------

MEDIA (2.8%)
CBS Corp. Class B                  71,062        1,384,998
Clear Channel
  Communications, Inc.             51,982        1,829,766
Comcast Corp. Class A             309,182        5,865,183
DIRECTV Group, Inc. (The)
  (b)                              74,154        1,921,330
E.W. Scripps Co. (The) Class
  A                                 9,497          394,505
Gannett Co., Inc. (a)              23,862          517,090
Interpublic Group of Cos.,
  Inc. (The) (b)                   49,173          422,888
McGraw-Hill Cos., Inc. (The)
  (a)                              33,556        1,346,267
Meredith Corp. (a)                  4,044          114,405
New York Times Co. (The)
  Class A (a)                      14,954          230,142
News Corp. Class A                240,431        3,616,082
Omnicom Group, Inc.                33,475        1,502,358
Time Warner, Inc.                 373,653        5,530,064
Viacom, Inc. Class B (b)           66,024        2,016,373
Walt Disney Co. (The)             198,966        6,207,739
Washington Post Co. Class B           591          346,858
                                            --------------
                                                33,246,048
                                            --------------

METALS & MINING (1.4%)
AK Steel Holding Corp.              9,400          648,600
Alcoa, Inc.                        85,141        3,032,722
Allegheny Technologies, Inc.       10,698          634,177
Freeport-McMoRan Copper &
  Gold, Inc. Class B               40,018        4,689,709
Newmont Mining Corp.               47,446        2,474,783
Nucor Corp.                        32,748        2,445,293
Titanium Metals Corp. (a)          10,511          147,049
United States Steel Corp.          12,321        2,276,674
                                            --------------
                                                16,349,007
                                            --------------

MULTILINE RETAIL (0.7%)
Big Lots, Inc. (a)(b)               8,657          270,445
Dillard's, Inc. Class A (a)         6,506           75,274
Family Dollar Stores, Inc.
  (a)                              14,932          297,744
J.C. Penney Co., Inc. (a)          23,184          841,347
Kohl's Corp. (b)                   31,976        1,280,319
Macy's, Inc.                       43,931          853,140
Nordstrom, Inc. (a)                18,373          556,702
Sears Holdings Corp. (a)(b)         7,277          536,024
Target Corp.                       81,328        3,780,939
                                            --------------
                                                 8,491,934
                                            --------------

MULTI-UTILITIES (1.2%)
Ameren Corp. (a)                   21,918          925,597
CenterPoint Energy, Inc.           33,616          539,537
CMS Energy Corp.                   23,108          344,309



M-294    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
MULTI-UTILITIES (CONTINUED)
Consolidated Edison, Inc.
  (a)                              28,422   $    1,111,016
Dominion Resources, Inc.           60,355        2,866,259
DTE Energy Co.                     17,358          736,674
Integrys Energy Group, Inc.         7,915          402,319
NiSource, Inc.                     28,450          509,824
PG&E Corp.                         37,342        1,482,104
Public Service Enterprise
  Group, Inc.                      53,118        2,439,710
Sempra Energy (a)                  26,183        1,478,030
TECO Energy, Inc.                  21,776          467,966
Xcel Energy, Inc.                  45,762          918,443
                                            --------------
                                                14,221,788
                                            --------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.                        93,844        1,272,525
                                            --------------


OIL, GAS & CONSUMABLE FUELS (12.2%)
Anadarko Petroleum Corp.           48,915        3,660,799
Apache Corp.                       34,824        4,840,536
Cabot Oil & Gas Corp.               5,000          338,650
Chesapeake Energy Corp. (a)        50,222        3,312,643
V  Chevron Corp.                 215,929       21,405,042
V  ConocoPhillips                161,089       15,205,191
CONSOL Energy, Inc.                19,035        2,138,963
Devon Energy Corp.                 46,598        5,599,216
El Paso Corp.                      73,349        1,594,607
EOG Resources, Inc.                25,936        3,402,803
V  ExxonMobil Corp.              551,669       48,618,589
Hess Corp.                         29,306        3,698,124
Marathon Oil Corp.                 73,897        3,833,037
Massey Energy Co.                   3,600          337,500
Murphy Oil Corp.                   19,856        1,946,881
Noble Energy, Inc.                 18,095        1,819,633
Occidental Petroleum Corp.         85,727        7,703,428
Peabody Energy Corp.               28,336        2,494,985
Range Resources Corp.              16,137        1,057,619
Southwestern Energy Co. (b)        35,700        1,699,677
Spectra Energy Corp.               66,129        1,900,547
Sunoco, Inc.                       12,512          509,113
Tesoro Corp. (a)                   14,478          286,230
Valero Energy Corp.                55,228        2,274,289
Williams Cos., Inc.                61,053        2,461,046
XTO Energy, Inc.                   53,311        3,652,337
                                            --------------
                                               145,791,485
                                            --------------

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.            45,344        1,056,515
MeadWestvaco Corp.                 18,529          441,731
Weyerhaeuser Co.                   22,287        1,139,757
                                            --------------
                                                 2,638,003
                                            --------------

PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                44,582        1,605,844
Estee Lauder Cos., Inc.
  (The) Class A                    12,267          569,802
                                            --------------
                                                 2,175,646
                                            --------------

PHARMACEUTICALS (6.0%)
Abbott Laboratories               161,095        8,533,202
Allergan, Inc.                     32,132        1,672,471
Barr Pharmaceuticals, Inc.
  (b)                              11,562          521,215
Bristol-Myers Squibb Co.          206,690        4,243,346
Eli Lilly & Co.                   103,244        4,765,743
Forest Laboratories, Inc.
  (b)                              31,837        1,106,017
V  Johnson & Johnson             294,292       18,934,747
King Pharmaceuticals, Inc.
  (b)                              25,314          265,038
Merck & Co., Inc.                 224,107        8,446,593
Mylan, Inc. (a)(b)                 31,967          385,842
Pfizer, Inc.                      706,334       12,339,655
Schering-Plough Corp.             169,276        3,333,044
Watson Pharmaceuticals, Inc.
  (b)                              10,669          289,877
Wyeth                             139,243        6,678,094
                                            --------------
                                                71,514,884
                                            --------------

REAL ESTATE INVESTMENT TRUSTS (1.2%)
Apartment Investment &
  Management Co. Class A            9,777          333,005
AvalonBay Communities, Inc.         8,156          727,189
Boston Properties, Inc.            12,481        1,126,036
Developers Diversified
  Realty Corp.                     12,517          434,465
Equity Residential (a)             28,280        1,082,276
General Growth Properties,
  Inc. (a)                         27,895          977,162
HCP, Inc.                          24,800          788,888
Host Hotels & Resorts, Inc.        54,571          744,894
Kimco Realty Corp. (a)             26,666          920,510
Plum Creek Timber Co., Inc.
  (a)                              18,271          780,354
ProLogis (a)                       27,362        1,487,125
Public Storage (a)                 12,866        1,039,444
Simon Property Group, Inc.         23,505        2,112,864
Vornado Realty Trust               14,135        1,243,880
                                            --------------
                                                13,798,092
                                            --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc.
  Class A (b)                      18,585          356,832
Forestar Real Estate Group,
  Inc. (b)                              1               19
                                            --------------
                                                   356,851
                                            --------------

ROAD & RAIL (1.1%)
Burlington Northern Santa Fe
  Corp.                            30,618        3,058,432
CSX Corp.                          42,316        2,657,868
Norfolk Southern Corp.             39,208        2,457,165
Ryder System, Inc.                  6,170          424,990
Union Pacific Corp.                53,948        4,073,074
                                            --------------
                                                12,671,529
                                            --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-295


                                   SHARES            VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices, Inc.
  (a)(b)                           63,297   $      369,022
Altera Corp.                       31,274          647,372
Analog Devices, Inc.               30,247          960,947
Applied Materials, Inc.           141,495        2,701,140
Broadcom Corp. Class A (b)         46,718        1,274,934
Intel Corp.                       598,004       12,845,126
KLA-Tencor Corp.                   18,077          735,915
Linear Technology Corp. (a)        23,490          765,069
LSI Corp. (a)(b)                   66,543          408,574
MEMC Electronic Materials,
  Inc. (b)                         23,737        1,460,775
Microchip Technology, Inc.
  (a)                              19,332          590,399
Micron Technology, Inc. (b)        78,858          473,148
National Semiconductor Corp.       22,534          462,848
Novellus Systems, Inc. (b)         10,900          230,971
NVIDIA Corp. (b)                   57,967        1,085,142
Teradyne, Inc. (b)                 18,384          203,511
Texas Instruments, Inc.           138,060        3,887,770
Xilinx, Inc. (a)                   29,174          736,644
                                            --------------
                                                29,839,307
                                            --------------

SOFTWARE (3.5%)
Adobe Systems, Inc. (b)            55,516        2,186,775
Autodesk, Inc. (b)                 23,418          791,763
BMC Software, Inc. (b)             19,947          718,092
CA, Inc.                           41,037          947,544
Citrix Systems, Inc. (b)           19,146          563,084
Compuware Corp. (b)                27,289          260,337
Electronic Arts, Inc. (b)          33,202        1,475,165
Intuit, Inc. (b)                   33,477          922,961
V  Microsoft Corp.               836,249       23,005,210
Novell, Inc. (b)                   35,302          207,929
Oracle Corp. (a)(b)               414,162        8,697,402
Symantec Corp. (b)                 87,735        1,697,672
                                            --------------
                                                41,473,934
                                            --------------

SPECIALTY RETAIL (1.5%)
Abercrombie & Fitch Co.
  Class A                           9,162          574,274
AutoNation, Inc. (a)(b)            14,634          146,633
AutoZone, Inc. (b)                  4,613          558,219
Bed Bath & Beyond, Inc.
  (a)(b)                           27,083          761,032
Best Buy Co., Inc. (a)             36,163        1,432,055
GameStop Corp. Class A (b)         16,893          682,477
Gap, Inc. (The) (a)                46,881          781,506
Home Depot, Inc. (The)            177,194        4,149,883
Limited Brands, Inc.               31,268          526,866
Lowe's Cos., Inc.                 152,846        3,171,555
Office Depot, Inc. (b)             29,655          324,426
OfficeMax, Inc.                     4,660           64,774
RadioShack Corp. (a)               13,990          171,657
Sherwin-Williams Co. (The)         10,321          474,044
Staples, Inc.                      73,317        1,741,279
Tiffany & Co. (a)                  13,128          534,966
TJX Cos., Inc.                     44,363        1,396,104
                                            --------------
                                                17,491,750
                                            --------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)(b)                 35,615        1,028,561
Jones Apparel Group, Inc.           9,930          136,538
Liz Claiborne, Inc.                10,800          152,820
NIKE, Inc. Class B                 39,597        2,360,377
Polo Ralph Lauren Corp. (a)         5,988          375,927
VF Corp.                            9,124          649,446
                                            --------------
                                                 4,703,669
                                            --------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Countrywide Financial Corp.
  (a)                              62,027          263,615
Fannie Mae (a)                    111,166        2,168,849
Freddie Mac (a)                    67,500        1,107,000
Guaranty Financial Group,
  Inc. (b)                              1                5
Hudson City Bancorp, Inc.          54,239          904,707
MGIC Investment Corp. (a)          12,715           77,689
Sovereign Bancorp, Inc. (a)        50,930          374,845
Washington Mutual, Inc. (a)       112,666          555,443
                                            --------------
                                                 5,452,153
                                            --------------

TOBACCO (1.5%)
Altria Group, Inc.                218,684        4,496,143
Lorillard, Inc. (b)                18,175        1,256,983
Philip Morris International,
  Inc.                            220,184       10,874,888
Reynolds American, Inc.            18,158          847,434
UST, Inc.                          15,414          841,759
                                            --------------
                                                18,317,207
                                            --------------

TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                 6,763          553,213
                                            --------------


WIRELESS TELECOMMUNICATION SERVICES (0.4%)
American Tower Corp. Class A
  (b)                              41,401        1,749,192
Sprint Nextel Corp.               297,679        2,827,951
                                            --------------
                                                 4,577,143
                                            --------------
Total Common Stocks
  (Cost $809,651,073)                        1,166,463,270(f)
                                            --------------



SHORT-TERM INVESTMENTS (7.6%)
----------------------------------------------------------

INVESTMENT COMPANY (5.3%)
State Street Navigator
  Securities Lending Prime
  Portfolio (c)                63,610,972       63,610,972
                                            --------------
Total Investment Company
  (Cost $63,610,972)                            63,610,972
                                            --------------




M-296    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT (2.3%)
United States Treasury Bills
  1.289%, due 7/17/08 (d)     $24,700,000   $   24,684,489
  1.651%, due 7/31/08 (d)(e)    3,000,000        2,995,839
                                            --------------
Total U.S. Government
  (Cost $27,683,821)                            27,680,328
                                            --------------
Total Short-Term Investments
  (Cost $91,294,793)                            91,291,300
                                            --------------
Total Investments
  (Cost $900,945,866) (h)           105.3%   1,257,754,570
Liabilities in Excess of
  Cash and Other Assets              (5.3)     (63,198,364)
                              -----------   --------------
Net Assets                          100.0%  $1,194,556,206
                              ===========   ==============




                            CONTRACTS         UNREALIZED
                                 LONG   DEPRECIATION (g)
FUTURES CONTRACTS (-0.1%)
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini September 2008             421          $(893,439)
                                               ---------
Total Futures Contracts
  (Settlement Value
  $26,967,155) (f)                             $(893,439)
                                               =========






++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $60,796,215; cash collateral of
     $63,610,972 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(b)  Non-income producing security.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  Interest rate presented is yield to
     maturity.
(e)  Segregated, or partially segregated as
     collateral for futures contracts.
(f)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(g)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2008.
(h)  At June 30, 2008, cost is $923,781,188
     for federal income tax purposes and net
     unrealized appreciation is as follows:



    Gross unrealized
          appreciation             $ 470,323,111
    Gross unrealized
          depreciation              (136,349,729)
                                   -------------
    Net unrealized appreciation    $ 333,973,382
                                   =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-297

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $900,945,866) including
  $60,796,215 market
  value of securities loaned        $1,257,754,570
Cash                                       126,160
Receivables:
  Dividends and interest                 1,626,315
  Fund shares sold                         398,238
  Variation margin on futures
     contracts                              24,348
Other assets                                37,456
                                    --------------
     Total assets                    1,259,967,087
                                    --------------

LIABILITIES:
Securities lending collateral           63,610,972
Payables:
  Investment securities purchased          638,181
  Fund shares redeemed                     515,810
  Manager (See Note 3)                     261,705
  Shareholder communication                230,997
  NYLIFE Distributors (See Note 3)          57,926
  Professional fees                         57,061
  Custodian                                 22,870
  Directors                                  4,367
Accrued expenses                            10,992
                                    --------------
     Total liabilities                  65,410,881
                                    --------------
Net assets                          $1,194,556,206
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      452,248
Additional paid-in capital             933,086,679
                                    --------------
                                       933,538,927
Accumulated undistributed net
  investment income                     36,896,249
Accumulated net realized loss on
  investments and futures
  transactions                        (131,794,235)
Net unrealized appreciation on
  investments and futures
  contracts                            355,915,265
                                    --------------
Net assets                          $1,194,556,206
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  933,762,815
                                    ==============
Shares of capital stock
  outstanding                           35,307,160
                                    ==============
Net asset value per share
  outstanding                       $        26.45
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  260,793,391
                                    ==============
Shares of capital stock
  outstanding                            9,917,600
                                    ==============
Net asset value per share
  outstanding                       $        26.30
                                    ==============







M-298    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  13,283,033
  Interest                                 247,695
  Income from securities
     loaned--net                           241,225
                                     -------------
     Total income                       13,771,953
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,040,928
  Administration (See Note 3)              865,475
  Distribution and
     service--Service Class
     (See Note 3)                          344,478
  Shareholder communication                121,359
  Professional fees                         73,732
  Custodian                                 29,875
  Directors                                 25,509
  Miscellaneous                             45,322
                                     -------------
     Total expenses before waiver        2,546,678
  Expense waiver from Manager (See
     Note 3)                              (324,016)
                                     -------------
     Net expenses                        2,222,662
                                     -------------
Net investment income                   11,549,291
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                  6,232,357
  Futures transactions                    (919,640)
                                     -------------
Net realized gain on investments
  and futures transactions               5,312,717
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (185,309,048)
  Futures contracts                       (698,419)
                                     -------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (186,007,467)
                                     -------------
Net realized and unrealized loss
  on investments and futures
  transactions                        (180,694,750)
                                     -------------
Net decrease in net assets
  resulting from operations          $(169,145,459)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $751.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-299

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $   11,549,291   $   25,686,249
 Net realized gain on
  investments and futures
  transactions                    5,312,717       21,310,444
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                    (186,007,467)      31,797,373
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (169,145,459)      78,794,066
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --      (18,818,225)
    Service Class                        --       (4,290,898)
                             -------------------------------
 Total dividends to
  shareholders                           --      (23,109,123)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         42,001,076       97,322,390
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --       23,109,123
 Cost of shares redeemed       (113,809,853)    (256,587,460)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions         (71,808,777)    (136,155,947)
                             -------------------------------

    Net decrease in net
     assets                    (240,954,236)     (80,471,004)

NET ASSETS:
Beginning of period           1,435,510,442    1,515,981,446
                             -------------------------------
End of period                $1,194,556,206   $1,435,510,442
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $   36,896,249   $   25,346,958
                             ===============================








M-300    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-301

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              INITIAL CLASS
                            --------------------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------------------------

                               2008*         2007          2006          2005          2004          2003

Net asset value at
  beginning of period        $  30.05     $    29.01    $    25.25    $    24.38    $    22.40    $    17.68
                             --------     ----------    ----------    ----------    ----------    ----------
Net investment income  (b)       0.26           0.53          0.44          0.41          0.37(c)       0.27
Net realized and
  unrealized gain (loss)
  on investments                (3.86)          1.00          3.47          0.76          1.98          4.72
                             --------     ----------    ----------    ----------    ----------    ----------
Total from investment
  operations                    (3.60)          1.53          3.91          1.17          2.35          4.99
                             --------     ----------    ----------    ----------    ----------    ----------
Less dividends and
  distributions:
  From net investment
     income                        --          (0.49)        (0.15)        (0.30)        (0.37)        (0.27)
  Return of capital                --             --            --            --            --         (0.00)(d)
                             --------     ----------    ----------    ----------    ----------    ----------
Total dividends and
  distributions                    --          (0.49)        (0.15)        (0.30)        (0.37)        (0.27)
                             --------     ----------    ----------    ----------    ----------    ----------
Net asset value at end of
  period                     $  26.45     $    30.05    $    29.01    $    25.25    $    24.38    $    22.40
                             ========     ==========    ==========    ==========    ==========    ==========
Total investment return
  (h)                          (11.98%)(f)      5.22%        15.45%         4.77%(e)     10.49%        28.19%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.83%+         1.73%         1.66%         1.68%         1.64%(c)      1.40%
  Net expenses                   0.29%+         0.28%         0.35%         0.19%         0.39%         0.39%
  Expenses (before
     waiver/reimbursement)       0.34%+         0.33%         0.35%         0.34%         0.39%         0.39%
Portfolio turnover rate             2%             4%            5%            5%            3%            3%
Net assets at end of
  period (in 000's)          $933,763     $1,134,325    $1,241,402    $1,227,193    $1,322,061    $1,239,412




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(h)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-302    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     SERVICE CLASS
      --------------------------------------------------------------------------
                                                                       JUNE 5,
      SIX MONTHS                                                       2003(A)
         ENDED                                                         THROUGH
       JUNE 30,                YEAR ENDED DECEMBER 31,              DECEMBER 31,
      --------------------------------------------------------------------------

         2008*        2007        2006        2005        2004          2003

       $  29.91     $  28.90    $  25.18    $  24.34    $  22.38       $ 19.95
       --------     --------    --------    --------    --------       -------
           0.22         0.45        0.38        0.35        0.34(c)       0.12
          (3.83)        0.99        3.44        0.74        1.95          2.56
       --------     --------    --------    --------    --------       -------
          (3.61)        1.44        3.82        1.09        2.29          2.68
       --------     --------    --------    --------    --------       -------

             --        (0.43)      (0.10)      (0.25)      (0.33)        (0.25)
             --           --          --          --          --         (0.00)(d)
       --------     --------    --------    --------    --------       -------
             --        (0.43)      (0.10)      (0.25)      (0.33)        (0.25)
       --------     --------    --------    --------    --------       -------
       $  26.30     $  29.91    $  28.90    $  25.18    $  24.34       $ 22.38
       ========     ========    ========    ========    ========       =======
         (12.09%)(f)    4.96%      15.16%       4.47%(e)   10.22%        13.50%(f)

           1.59%+       1.49%       1.41%       1.43%       1.39%(c)      1.15%+(g)
           0.54%+       0.53%       0.60%       0.44%       0.64%         0.64%+
           0.59%+       0.58%       0.60%       0.59%       0.64%         0.64%+
              2%           4%          5%          5%          3%            3%
       $260,793     $301,185    $274,579    $214,208    $147,699       $39,440




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-303

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                 SIX       ONE       FIVE    INCEPTION
TOTAL RETURNS                MONTHS      YEAR     YEARS     (7/2/01)
--------------------------------------------------------------------
After Portfolio operating
   expenses                  -8.82%    -16.77%    5.54%      0.89%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               SMALL CAP       RUSSELL 2000    RUSSELL 2000
                           GROWTH PORTFOLIO        INDEX       GROWTH INDEX
                           ----------------    ------------    ------------
7/2/01                         10000.00          10000.00        10000.00
                                8379.00           9140.00         7500.00
                                8124.00           8990.00         7551.00
                               10176.00          11990.00         9933.00
                               10958.00          13123.00        10359.00
                               12035.00          15036.00        11870.00
                               12780.00          17507.00        13867.00
6/30/08                        10637.00          14671.00        12365.00






SERVICE CLASS(1)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                 SIX       ONE       FIVE    INCEPTION
TOTAL RETURNS                MONTHS      YEAR     YEARS     (7/2/01)
--------------------------------------------------------------------
After Portfolio operating
   expenses                  -8.94%    -16.98%    5.28%      0.64%




                                            (After Portfolio operating expenses)

                 MAINSTAY VP
                  SMALL CAP       RUSSELL 2000    RUSSELL 2000
              GROWTH PORTFOLIO        INDEX       GROWTH INDEX
              ----------------    ------------    ------------
7/2/01            10000.00          10000.00        10000.00
                   8358.00           9140.00         7500.00
                   8083.00           8990.00         7551.00
                  10101.00          11990.00         9933.00
                  10849.00          13123.00        10359.00
                  11888.00          15036.00        11870.00
                  12592.00          17507.00        13867.00
6/30/08           10454.00          14671.00        12365.00







 BENCHMARK PERFORMANCE         SIX           ONE          FIVE          SINCE
                             MONTHS         YEAR          YEARS       INCEPTION
-------------------------------------------------------------------------------
Russell 2000(R) Growth
  Index(2)                    -8.93%        -10.83%       10.37%         3.08%
Russell 2000(R)
Index(2)                      -9.37        -16.19        10.29          5.63
Average Lipper Variable
Products Small-Cap
Growth Portfolio(3)          -11.58         -12.97         9.11          2.50



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. This benchmark is a product of Lipper Inc.




M-304    MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                            ENDING ACCOUNT                    VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED       EXPENSES
                                ACCOUNT       RETURNS AND        PAID          RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)       DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08         PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $911.80         $4.61          $1,020.04          $4.87
---------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $910.60         $5.80          $1,018.80          $6.12
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.97% for Initial Class and 1.22% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-305

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008



Energy Equipment & Services            13.3%
Semiconductors & Semiconductor
  Equipment                             5.3
Electronic Equipment & Instruments      4.9
Software                                4.2
Health Care Providers & Services        3.7
Life Sciences Tools & Services          3.6
Specialty Retail                        3.6
Commercial Services & Supplies          3.4
Machinery                               3.4
Textiles, Apparel & Luxury Goods        3.1
Oil, Gas & Consumable Fuels             2.9
Beverages                               2.8
Construction & Engineering              2.8
Electrical Equipment                    2.7
Aerospace & Defense                     2.5
Capital Markets                         2.3
Internet Software & Services            2.1
Health Care Equipment & Supplies        1.8
Personal Products                       1.8
Biotechnology                           1.7
Hotels, Restaurants & Leisure           1.6
Air Freight & Logistics                 1.3
Diversified Telecommunication
  Services                              1.3
Food Products                           1.3
Wireless Telecommunication Services     1.3
Chemicals                               1.2
Internet & Catalog Retail               1.2
Miscellaneous--Manufacturing            1.2
Distributors                            1.1
Diversified Consumer Services           1.1
Road & Rail                             1.0
Containers & Packaging                  0.8
IT Services                             0.8
Multiline Retail                        0.8
Communications Equipment                0.7
Pharmaceuticals                         0.7
Thrifts & Mortgage Finance              0.7
Consumer Finance                        0.6
Metals & Mining                         0.6
Trading Companies & Distributors        0.5
Insurance                               0.4
Short-Term Investment
  (collateral from securities
  lending is 23.6%)                    23.6
Liabilities in Excess of Cash and
  Other Assets                        -15.7
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page M-309 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Central European Distribution Corp.
    2.  Atwood Oceanics, Inc.
    3.  Amedisys, Inc.
    4.  PAREXEL International Corp.
    5.  Bucyrus International, Inc.
    6.  W-H Energy Services, Inc.
    7.  II-VI, Inc.
    8.  Quanta Services, Inc.
    9.  optionsXpress Holdings, Inc.
   10.  Swift Energy Co.







M-306    MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR
THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Small Cap Growth Portfolio returned -8.82% for Initial Class shares and -8.94% for Service Class shares. Both share classes outperformed the -11.58% return of the average Lipper(1) Variable Products Small-Cap Growth Portfolio over the same period. Initial Class shares outperformed--and Service Class shares underperformed--the -8.93% return of the Russell 2000(R) Growth Index(1) for the six months ended June 30, 2008. The Russell 2000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in the energy, industrials and financials sectors detracted from the Portfolio's performance relative to the Russell 2000(R) Growth Index, as did overweight positions in the consumer discretionary and telecommunication services sectors. Favorable stock selection in consumer discretionary, health care and telecommunication services contributed positively to the Portfolio's performance. Overweight positions in energy and industrials also helped the Portfolio's relative results, as did underweight positions in information technology and health care.

WHAT WERE SOME OF THE PORTFOLIO'S STOCK-SPECIFIC SUCCESS STORIES DURING THE REPORTING PERIOD AND WHICH STOCKS LOST GROUND?

Top performers during the reporting period included W-H Energy Services, Bucyrus International and Central European Distribution. Shares of oilfield services company W-H Energy rose when the company received an acquisition offer from Smith International. Bucyrus International experienced strong earnings growth as demand increased for the company's coal mining equipment. Central European Distribution, an international distributor and manufacturer of alcoholic beverages, saw its share price rise in response to strong growth in Poland and other European countries. The company's recent acquisitions in the Russian market were also favorably received.

The Portfolio's weakest performers included Netgear, AAR and Triumph Group, all of which reported disappointing earnings during the reporting period. Netgear reported sluggish sales of its home and small-business networking equipment, and aggressive pricing tactics by competitors hurt Netgear's margins. AAR, a provider of airline maintenance services, and Triumph Group, a supplier of aerospace components, both suffered when high oil prices hindered growth across the customer base of the two companies.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Portfolio established new positions in ANSYS, a design simulation software company, and Itron, which provides automated meters to electric utilities and water utilities. Each of these purchases contributed positively to the Portfolio's performance during the reporting period.

WHICH STOCKS DID THE PORTFOLIO SELL DURING THE REPORTING PERIOD?

We eliminated the Portfolio's holdings in semiconductor equipment supplier Ultra Clean Holdings, AAR and regional bank Frontier Financial. These companies have since experienced disappointing earnings or unfavorable corporate developments, and the sales helped the Portfolio's relative results.

DID THE PORTFOLIO CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the six months ended June 30, 2008, we increased the Portfolio's weightings in the consumer discretionary and telecommunication services sectors. We decreased the Portfolio's weightings in financials and health care.




Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-307

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the Portfolio was overweight relative to the Russell 2000(R) Growth Index in energy, consumer discretionary, industrials, telecommunication services and consumer staples. On the same date, the Portfolio was underweight in health care, information technology, materials and financials. The Portfolio had no representation in the utilities sector. On a cumulative basis, sector positioning had a positive effect on the Portfolio's performance relative to the Russell 2000(R) Growth Index during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




M-308    MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                         SHARES          VALUE
COMMON STOCKS (92.1%)+
---------------------------------------------------------------

AEROSPACE & DEFENSE (2.5%)
Alliant Techsystems, Inc.
  (a)(b)                                 17,800   $   1,809,904
Triumph Group, Inc.                      34,900       1,643,790
                                                  -------------
                                                      3,453,694
                                                  -------------

AIR FREIGHT & LOGISTICS (1.3%)
HUB Group, Inc. Class A (a)              53,700       1,832,781
                                                  -------------


BEVERAGES (2.8%)
V  Central European
  Distribution Corp. (a)(b)              51,500       3,818,725
                                                  -------------


BIOTECHNOLOGY (1.7%)
Alexion Pharmaceuticals, Inc.
  (a)(b)                                 11,100         804,750
BioMarin Pharmaceuticals,
  Inc. (a)(b)                            23,600         683,928
United Therapeutics Corp.
  (a)(b)                                  8,000         782,000
                                                  -------------
                                                      2,270,678
                                                  -------------

CAPITAL MARKETS (2.3%)
Affiliated Managers Group,
  Inc. (a)(b)                            11,200       1,008,672
V  optionsXpress Holdings,
  Inc.                                   98,600       2,202,724
                                                  -------------
                                                      3,211,396
                                                  -------------

CHEMICALS (1.2%)
CF Industries Holdings, Inc.              7,800       1,191,840
Terra Industries, Inc.                    8,600         424,410
                                                  -------------
                                                      1,616,250
                                                  -------------

COMMERCIAL SERVICES & SUPPLIES (3.4%)
Copart, Inc. (a)                         26,400       1,130,448
FTI Consulting, Inc. (a)                 22,900       1,567,734
Sykes Enterprises, Inc. (a)             101,700       1,918,062
                                                  -------------
                                                      4,616,244
                                                  -------------

COMMUNICATIONS EQUIPMENT (0.7%)
NETGEAR, Inc. (a)                        69,200         959,112
                                                  -------------


CONSTRUCTION & ENGINEERING (2.8%)
Layne Christensen Co. (a)                38,100       1,668,399
V  Quanta Services, Inc.
  (a)(b)                                 67,200       2,235,744
                                                  -------------
                                                      3,904,143
                                                  -------------

CONSUMER FINANCE (0.6%)
Cash America International,
  Inc.                                   26,900         833,900
                                                  -------------


CONTAINERS & PACKAGING (0.8%)
Crown Holdings, Inc. (a)                 40,800       1,060,392
                                                  -------------


DISTRIBUTORS (1.1%)
LKQ Corp. (a)                            84,100       1,519,687
                                                  -------------


DIVERSIFIED CONSUMER SERVICES (1.1%)
Capella Education Co. (a)(b)             24,300       1,449,495
                                                  -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
NTELOS Holdings Corp.                    73,100       1,854,547
                                                  -------------


ELECTRICAL EQUIPMENT (2.7%)
GrafTech International, Ltd.
  (a)                                    26,100         700,263
V  II-VI, Inc. (a)                       68,100       2,378,052
Polypore International, Inc.
  (a)                                    24,600         623,118
                                                  -------------
                                                      3,701,433
                                                  -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.9%)
Anixter International, Inc.
  (a)(b)                                 21,400       1,273,086
FLIR Systems, Inc. (a)                   52,600       2,133,982
Itron, Inc. (a)(b)                       14,900       1,465,415
Mettler-Toledo International,
  Inc. (a)                               10,600       1,005,516
Technitrol, Inc.                         50,700         861,393
                                                  -------------
                                                      6,739,392
                                                  -------------

ENERGY EQUIPMENT & SERVICES (13.3%)
V  Atwood Oceanics, Inc. (a)             29,600       3,680,464
Dawson Geophysical Co. (a)               19,400       1,153,524
Dril-Quip, Inc. (a)                      23,500       1,480,500
Gulf Island Fabrication, Inc.            39,700       1,942,521
Gulfmark Offshore, Inc. (a)              33,100       1,925,758
Hornbeck Offshore Services,
  Inc. (a)(b)                            33,900       1,915,689
Lufkin Industries, Inc.                  20,900       1,740,552
NATCO Group, Inc. Class A (a)            37,600       2,050,328
V  W-H Energy Services, Inc.
  (a)                                    24,900       2,383,926
                                                  -------------
                                                     18,273,262
                                                  -------------

FOOD PRODUCTS (1.3%)
Sanderson Farms, Inc. (b)                51,100       1,763,972
                                                  -------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Gen-Probe, Inc. (a)                      13,600         645,728
Hologic, Inc. (a)                        35,800         780,440
Immucor, Inc. (a)                        38,400         993,792
                                                  -------------
                                                      2,419,960
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES (3.7%)
V  Amedisys, Inc. (a)                    61,200       3,085,704
Bio-Reference Laboratories,
  Inc. (a)(b)                            55,700       1,242,667
Healthspring, Inc. (a)                   48,300         815,304
                                                  -------------
                                                      5,143,675
                                                  -------------



+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-309


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (1.6%)
Bally Technologies, Inc. (a)             30,200   $   1,020,760
WMS Industries, Inc. (a)(b)              40,000       1,190,800
                                                  -------------
                                                      2,211,560
                                                  -------------

INSURANCE (0.4%)
Tower Group, Inc.                        25,600         542,464
                                                  -------------


INTERNET & CATALOG RETAIL (1.2%)
Priceline.com, Inc. (a)(b)               14,700       1,697,262
                                                  -------------


INTERNET SOFTWARE & SERVICES (2.1%)
Bankrate, Inc. (a)(b)                    13,900         543,073
Equinix, Inc. (a)(b)                     20,500       1,829,010
Omniture, Inc. (a)                       25,200         467,964
                                                  -------------
                                                      2,840,047
                                                  -------------

IT SERVICES (0.8%)
CyberSource Corp. (a)(b)                 68,400       1,144,332
                                                  -------------


LIFE SCIENCES TOOLS & SERVICES (3.6%)
ICON PLC, Sponsored ADR
  (a)(c)                                 23,900       1,804,928
V  PAREXEL International
  Corp. (a)                             117,200       3,083,532
                                                  -------------
                                                      4,888,460
                                                  -------------

MACHINERY (3.4%)
V  Bucyrus International,
  Inc.                                   35,000       2,555,700
Gardner Denver, Inc. (a)                 27,600       1,567,680
Middleby Corp. (The) (a)(b)              13,300         584,003
                                                  -------------
                                                      4,707,383
                                                  -------------

METALS & MINING (0.6%)
RTI International Metals,
  Inc. (a)                               22,300         794,326
                                                  -------------


MISCELLANEOUS--MANUFACTURING (1.2%)
Actuant Corp. Class A                    53,100       1,664,685
                                                  -------------


MULTILINE RETAIL (0.8%)
Dollar Tree, Inc. (a)                    34,400       1,124,536
                                                  -------------


OIL, GAS & CONSUMABLE FUELS (2.9%)
Mariner Energy, Inc. (a)                 49,100       1,815,227
V  Swift Energy Co. (a)                  32,800       2,166,768
                                                  -------------
                                                      3,981,995
                                                  -------------

PERSONAL PRODUCTS (1.8%)
American Oriental
  Bioengineering, Inc. (a)(b)            68,900         680,043
Chattem, Inc. (a)(b)                     27,400       1,782,370
                                                  -------------
                                                      2,462,413
                                                  -------------

PHARMACEUTICALS (0.7%)
Sciele Pharma, Inc. (a)(b)               48,900         946,215
                                                  -------------


ROAD & RAIL (1.0%)
Genesee & Wyoming, Inc. Class
  A (a)                                  41,700       1,418,634
                                                  -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
Diodes, Inc. (a)(b)                      66,774       1,845,633
Hittite Microwave Corp. (a)              44,400       1,581,528
Microsemi Corp. (a)                      42,600       1,072,668
Skyworks Solutions, Inc. (a)            131,100       1,293,957
Tessera Technologies, Inc.
  (a)                                    14,500         237,365
Varian Semiconductor
  Equipment Associates, Inc
  (a)                                    35,000       1,218,700
                                                  -------------
                                                      7,249,851
                                                  -------------

SOFTWARE (4.2%)
ANSYS, Inc. (a)(b)                       42,300       1,993,176
MICROS Systems, Inc. (a)                 53,700       1,637,313
Progress Software Corp. (a)              50,400       1,288,728
Quality Systems, Inc. (b)                27,100         793,488
                                                  -------------
                                                      5,712,705
                                                  -------------

SPECIALTY RETAIL (3.6%)
Aeropostale, Inc. (a)                    54,900       1,720,017
Dick's Sporting Goods, Inc.
  (a)(b)                                 37,500         665,250
Guess?, Inc. (b)                         25,700         962,465
Gymboree Corp. (The) (a)                 41,400       1,658,898
                                                  -------------
                                                      5,006,630
                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS (3.1%)
Fossil, Inc. (a)                         33,000         959,310
Phillips-Van Heusen Corp. (b)            35,600       1,303,672
Warnaco Group, Inc. (The) (a)            46,600       2,053,662
                                                  -------------
                                                      4,316,644
                                                  -------------

THRIFTS & MORTGAGE FINANCE (0.7%)
NewAlliance Bancshares, Inc.             78,700         982,176
                                                  -------------


TRADING COMPANIES & DISTRIBUTORS (0.5%)
Interline Brands, Inc. (a)               41,800         665,874
                                                  -------------


WIRELESS TELECOMMUNICATION SERVICES (1.3%)
SBA Communications Corp.
  Class A (a)                            50,600       1,822,106
                                                  -------------
Total Common Stocks
  (Cost $114,174,870)                               126,623,036
                                                  -------------





M-310    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
SHORT-TERM INVESTMENT (23.6%)
---------------------------------------------------------------

INVESTMENT COMPANY (23.6%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)                32,411,857   $  32,411,857
                                                  -------------
Total Short-Term Investment
  (Cost $32,411,857)                                 32,411,857
                                                  -------------
Total Investments
  (Cost $146,586,727) (e)                 115.7%    159,034,893
Liabilities in Excess of
  Cash and Other Assets                   (15.7)    (21,602,169)
                                          -----    ------------
Net Assets                                100.0%  $ 137,432,724
                                          =====    ============





(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $31,418,516; cash collateral of $32,411,857 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) At June 30, 2008, cost is $146,608,964 for federal income tax purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $22,327,231
    Gross unrealized depreciation      (9,901,302)
                                      -----------
    Net unrealized appreciation       $12,425,929
                                      ===========







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-311

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $146,586,727) including
  $31,418,516 market
  value of securities loaned         $159,034,893
Cash                                   14,061,189
Receivables:
  Dividends and interest                   62,217
  Fund shares sold                         36,120
Other assets                                2,808
                                     ------------
     Total assets                     173,197,227
                                     ------------

LIABILITIES:
Securities lending collateral          32,411,857
Payables:
  Investment securities purchased       3,097,493
  Manager (See Note 3)                    108,871
  Fund shares redeemed                     75,975
  Shareholder communication                26,245
  Professional fees                        22,656
  NYLIFE Distributors (See Note 3)         16,473
  Custodian                                 4,374
  Directors                                   559
                                     ------------
     Total liabilities                 35,764,503
                                     ------------
Net assets                           $137,432,724
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    142,579
Additional paid-in capital            125,629,484
                                     ------------
                                      125,772,063
Accumulated net investment loss          (348,515)
Accumulated net realized loss on
  investments                            (438,990)
Net unrealized appreciation on
  investments                          12,448,166
                                     ------------
Net assets                           $137,432,724
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 62,253,853
                                     ============
Shares of capital stock outstanding     6,410,970
                                     ============
Net asset value per share
  outstanding                        $       9.71
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 75,178,871
                                     ============
Shares of capital stock outstanding     7,846,942
                                     ============
Net asset value per share
  outstanding                        $       9.58
                                     ============







M-312    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Income from securities
     loaned--net                      $    163,130
  Dividends                                153,724
  Interest                                 107,959
                                      ------------
     Total income                          424,813
                                      ------------
EXPENSES:
  Manager (See Note 3)                     630,024
  Distribution and service--Service
     Class
     (See Note 3)                           94,362
  Professional fees                         21,326
  Shareholder communication                 13,104
  Custodian                                  6,866
  Directors                                  2,745
  Miscellaneous                              4,901
                                      ------------
     Total expenses                        773,328
                                      ------------
Net investment loss                       (348,515)
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (9,728,141)
Net change in unrealized
  appreciation on investments           (4,232,273)
                                      ------------
Net realized and unrealized loss on
  investments                          (13,960,414)
                                      ------------
Net decrease in net assets
  resulting from operations           $(14,308,929)
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-313

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $   (348,515)  $ (1,128,215)
 Net realized gain (loss) on
  investments                    (9,728,141)    10,506,863
 Net change in unrealized
  appreciation on investments    (4,232,273)   (14,481,943)
                               ---------------------------
 Net decrease in net assets
  resulting from operations     (14,308,929)    (5,103,295)
                               ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                        --     (5,829,966)
    Service Class                        --     (6,524,494)
                               ---------------------------
 Total distributions to
  shareholders                           --    (12,354,460)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          6,315,516     15,835,106
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --     12,354,460
 Cost of shares redeemed        (13,979,428)   (33,591,913)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (7,663,912)    (5,402,347)
                               ---------------------------
    Net decrease in net
     assets                     (21,972,841)   (22,860,102)

NET ASSETS:
Beginning of period             159,405,565    182,265,667
                               ---------------------------
End of period                  $137,432,724   $159,405,565
                               ===========================
Accumulated net investment
 loss at end of period         $   (348,515)  $         --
                               ===========================







M-314    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-315

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INITIAL CLASS
                            ------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                    YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------

                               2008*        2007       2006       2005       2004        2003

Net asset value at
  beginning of period         $ 10.65     $ 11.84    $ 11.14    $ 10.89    $   9.96    $  7.03
                              -------     -------    -------    -------    --------    -------
Net investment loss (b)         (0.02)      (0.06)     (0.06)     (0.03)      (0.06)     (0.06)
Net realized and
  unrealized gain (loss)
  on investments                (0.92)      (0.26)      0.76       0.48        0.99       2.99
                              -------     -------    -------    -------    --------    -------
Total from investment
  operations                    (0.94)      (0.32)      0.70       0.45        0.93       2.93
                              -------     -------    -------    -------    --------    -------
Less distributions:
  From net realized gain
     on investments                --       (0.87)     (0.00)(c)  (0.20)         --         --
                              -------     -------    -------    -------    --------    -------
Net asset value at end of
  period                      $  9.71     $ 10.65    $ 11.84    $ 11.14    $  10.89    $  9.96
                              =======     =======    =======    =======    ========    =======
Total investment return
  (f)                           (8.82%)(d)  (3.19%)     6.32%      4.06%       9.40%     41.69%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (0.36%)+    (0.51%)    (0.52%)    (0.26%)     (0.61%)    (0.73%)
  Net expenses                   0.97%+      0.96%      0.98%      0.95%       0.95%      0.95%
  Expenses (before
     reimbursement)              0.97%+      0.96%      0.98%      0.98%       1.14%      1.21%
Portfolio turnover rate            30%         81%        60%        41%        108%        65%
Net assets at end of
  period (in 000's)           $62,254     $74,218    $92,819    $94,855    $105,650    $90,085




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-316    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
                                                                   JUNE 5,
      SIX MONTHS                                                   2003(a)
         ENDED                                                     THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

         2008*        2007       2006       2005       2004         2003

        $ 10.52     $ 11.74    $ 11.07    $ 10.85    $  9.94       $  8.06
        -------     -------    -------    -------    -------       -------
          (0.03)      (0.09)     (0.09)     (0.06)     (0.08)        (0.04)
          (0.91)      (0.26)      0.76       0.48       0.99          1.92
        -------     -------    -------    -------    -------       -------
          (0.94)      (0.35)      0.67       0.42       0.91          1.88
        -------     -------    -------    -------    -------       -------

             --       (0.87)     (0.00)(c)  (0.20)        --            --
        -------     -------    -------    -------    -------       -------
        $  9.58     $ 10.52    $ 11.74    $ 11.07    $ 10.85       $  9.94
        =======     =======    =======    =======    =======       =======
          (8.94%)(d)  (3.43%)     6.06%      3.81%      9.13%        23.37%(d)

          (0.61%)+    (0.76%)    (0.77%)    (0.51%)    (0.86%)       (0.98%)+(e)
           1.22%+      1.21%      1.23%      1.20%      1.20%         1.20%+
           1.22%+      1.21%      1.23%      1.23%      1.39%         1.46%+
             30%         81%        60%        41%       108%           65%
        $75,179     $85,188    $89,447    $80,314    $56,037       $14,398




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-317

MAINSTAY VP TOTAL RETURN PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -7.78%        -6.94%        6.22%         3.24%




                                            (After Portfolio operating expenses)

               MAINSTAY VP                TOTAL RETURN    LEHMAN BROTHERS(R)
              TOTAL RETURN   S&P 500(R)  CORE COMPOSITE     AGGREGATE BOND    RUSSELL 1000(R)
                PORTFOLIO      INDEX          INDEX             INDEX             INDEX
              ------------   ----------  --------------   ------------------  ---------------
6/30/98           10000        10000          10000             10000             10000
                  11772        12276          11477             10315             12193
                  13370        13165          12349             10785             13320
                  11404        11213          11755             11997             11328
                   9903         9196          10852             13031              9302
                  10170         9219          11422             14387              9391
                  11310        10981          12743             14433             11220
                  12088        11675          13711             15414             12110
                  12869        12683          14410             15290             13209
                  14779        15294          16510             16226             15908
6/30/08           13754        13287          15726             17382             13942






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -7.89%        -7.17%        5.95%         2.98%




                                            (After Portfolio operating expenses)

               MAINSTAY VP                TOTAL RETURN    LEHMAN BROTHERS(R)
              TOTAL RETURN   S&P 500(R)  CORE COMPOSITE     AGGREGATE BOND    RUSSELL 1000(R)
                PORTFOLIO       INDEX        INDEX             INDEX             INDEX
              ------------   ----------  ---------------  ------------------  ---------------
6/30/98         10000.00      10000.00       10000.00           10000.00         10000.00
                11741.00      12276.00       11477.00           10315.00         12193.00
                13300.00      13165.00       12349.00           10785.00         13320.00
                11316.00      11213.00       11755.00           11997.00         11328.00
                 9802.00       9196.00       10852.00           13031.00          9302.00
                10042.00       9219.00       11422.00           14387.00          9391.00
                11140.00      10981.00       12743.00           14433.00         11220.00
                11877.00      11675.00       13711.00           15414.00         12110.00
                12608.00      12683.00       14410.00           15290.00         13209.00
                14443.00      15294.00       16510.00           16226.00         15908.00
6/30/08         13407.00      13287.00       15726.00           17382.00         13942.00







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                         -11.91%       -13.12%        7.58%         2.88%
Russell 1000(R) Index(3)                    -11.20        -12.36         8.22          3.38
Total Return Core Composite Index(3)         -6.26         -4.75         6.60          4.63
Lehman Brothers(R) Aggregate Bond
Index(3)                                      1.13          7.12         3.85          5.68
Average Lipper Variable Products Mixed-
  Asset Target Allocation Growth
  Portfolio(4)                               -7.66         -7.19         7.14          4.26



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non- recurring reimbursements had not been made, the total returns would have been 6.16% and 3.21% for Initial Class shares and 5.92% and 2.96% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




M-318    MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $922.20         $2.92          $1,021.83         $ 3.07
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $921.10         $4.11          $1,020.59         $4.32
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                mainstayinvestments.com    M-319

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(COMPOSITION PIE CHART)

Common Stocks                                    62.5
U.S. Government & Federal Agencies               22.5
Short-Term Investment (collateral from
  securities lending is 13.3%)                   13.3
Corporate Bonds                                   6.6
Asset-Backed Securities                           1.8
Foreign Bonds                                     1.5
Mortgage-Backed Securities                        1.1
Yankee Bonds                                      1.0
Loan Assignments & Participations                 0.2
Municipal Bonds                                   0.2
Convertible Bonds                                 0.1
Convertible Preferred Stocks                      0.1
Exchange Traded fund                              0.1
Warrants                                          0.1
Liabilities in Excess of Cash and Other
  Assets                                        (11.1)





See Portfolio of Investments on page M-323 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM
INVESTMENT)



 1.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities),
     4.50%-6.50%, due 2/1/17-8/1/38
 2.  United States Treasury Notes,
     3.875%-4.875%, due 5/31/12-5/15/18
 3.  Federal Home Loan Mortgage Corporation
     (Mortgage Pass-Through Securities),
     3.00%-6.50%, due 8/1/10-4/31/37
 4.  National Oilwell Varco, Inc.
 5.  Goldman Sachs Group, Inc. (The)
 6.  Thermo Fisher Scientific, Inc.
 7.  United States Treasury Bonds,
     4.375%-6.875%,
     due 8/15/25-2/15/38
 8.  Hewlett-Packard Co.
 9.  TJX Cos., Inc.
10.  Apple, Inc.







M-320    MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, RICHARD A. ROSEN, CFA, GARY GOODENOUGH, JOSEPH PORTERA AND RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Total Return Portfolio returned -7.78% for Initial Class shares and -7.89% for Service Class shares. Both share classes underperformed the -7.66% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio and outperformed the -11.20% return of the Russell 1000(R) Index(1) for the six months ended June 30, 2008. The Russell 1000(R) Index is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, WHICH SECTORS
IN THE EQUITY PORTION OF THE PORTFOLIO WERE THE STRONGEST PERFORMERS RELATIVE TO THE RUSSELL 1000(R) INDEX AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the reporting period, the consumer discretionary and materials sectors made the greatest positive contributions to the Portfolio's performance relative to the Russell 1000(R) Index, primarily as a result of good stock selection. An underweight equity position in the industrials sector also helped. The equity sectors that detracted most from the Portfolio's relative performance were information technology, energy and financials.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED?

Top contributing stocks during the reporting period included oil & gas exploration & production company XTO Energy, fertilizer producer Mosaic and information technology giant IBM. Major detractors included Prudential Financial, Bank of America and Intercontinental Exchange.

XTO benefitted from the soaring price of oil. IBM beat the consensus analyst estimate by a significant amount and raised its full-year outlook. Prudential Financial declined with the equity market, and a limited exposure to subprime markets hurt its shares. IntercontinentalExchange, which operates an electronic trading platform for energy futures, detracted from performance. Growing concern that regulators are more closely scrutinizing the energy futures business after the recent rise in oil prices put pressure on the stock.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Portfolio initiated a position in retailer Wal-Mart Stores. The stock advanced as comparable-store trends improved, and the company's earnings remained resilient to the economic downturn. Wal-Mart Store's lower prices and one-stop shopping attracted customers concerned about the high cost of gasoline. Medical-device manufacturer St. Jude Medical was a new purchase, and its modest positive return during the reporting period was enough to significantly outperform the negative return of the Russell 1000(R) Index.

We eliminated the Portfolio's positions in American Eagle Outfitters, J.C. Penney and a few other retail holdings on concerns that emerging weakness in consumer spending would have a negative impact on the earnings outlook for each of the companies. Our analysis proved to be correct.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Portfolio's investments. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                mainstayinvestments.com    M-321

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio held overweight positions relative to the Russell 1000(R) Index in consumer discretionary, materials and information technology. The equity portion of the Portfolio held underweight positions in utilities, industrials, energy and consumer staples. The Portfolio's weightings in telecommunication services, health care and financials were similar to those of the Index.

HOW DID YOU POSITION THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we believed that spreads(2) were likely to widen as the markets struggled to find appropriate prices for securities that typically provide higher yields than Treasury issues. Accordingly, we turned cautious on non-Treasury issues (known as spread product) and established a more defensive Portfolio posture by swapping spread product for Treasurys. At the end of June, the bond segment of the Portfolio was underweight relative to the Lehman Brothers Aggregate Bond Index in agency debentures, investment-grade corporate bonds, residential mortgage-backed securities and commercial mortgage-backed securities. The Lehman Brothers Aggregate Bond Index is the bond component of the Portfolio's Total Return Core Composite Index. We also positioned the Portfolio for a steeper yield-curve by rotating dollars into the five-year maturity segment of the yield curve. These "safe-haven" trades were rewarded as the reporting period unfolded.

HOW DID THE PORTFOLIO SEEK TO BENEFIT FROM CORPORATE-BOND INVESTMENTS DURING THE REPORTING PERIOD?

We emphasized corporate bonds that had healthy credit fundamentals and were issued by companies operating in industries that tend to be less cyclical. We expected that these sectors, such as pipelines, would weather economic downturns well. We capitalized on a crowded new-issue market for corporate bonds. During supply bulges, new issues may be priced attractively to promote strong follow-through in the secondary market. When supply is more orderly, the balance of supply and demand naturally generates this positive momentum for spreads in the secondary market.

WHAT STRATEGIES DID THE BOND PORTION OF THE PORTFOLIO PURSUE AMONG SECURITIZED PRODUCTS?

In the securitized-product arena, we favored exposure to residential over commercial mortgage-backed securities. Residential mortgage-backed securities typically offer better liquidity and lower spread volatility, which are coveted attributes in periods of market stress. To position the bond portion of the Portfolio for a period of housing price depreciation, we committed additional dollars toward higher-coupon residential mortgage-backed securities. The housing correction slowed the pace at which homeowners prepay or refinance their loans, and these bonds were positioned to benefit because they accrue more coupon income when their principal balance is not declining rapidly.

WAS THE BOND PORTION OF THE PORTFOLIO AFFECTED BY THE DIFFICULTIES SURROUNDING FINANCIAL ENGINEERING?

The Portfolio held no positions in collateralized debt obligations, structured investment vehicles or asset-backed commercial paper and thus avoided much of the financial engineering that embroiled the markets during the reporting period.

WERE THERE OTHER AREAS IN WHICH THE BOND PORTION OF THE PORTFOLIO INVESTED?

Market dislocations caused us to shine a spotlight on formerly sleepy sectors in which value has often not been compelling. A good example was the auction-rate securities market, where a lack of sponsorship from the market's traditional buyer base caused gridlock and pushed yields to highly attractive levels.



2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


M-322    MainStay VP Total Return Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS (35.0%)+
ASSET-BACKED SECURITIES (1.8%)
---------------------------------------------------------------

AUTOMOBILE (0.1%)
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  2.571%, due 1/15/12 (a)           $   215,000   $     205,181
                                                  -------------


CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle
  Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                   548,250         547,473
  Series 2007-1, Class A3
  5.22%, due 3/15/12                    770,000         781,374
                                                  -------------
                                                      1,328,847
                                                  -------------

CONSUMER LOANS (0.2%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                   850,000         836,109
                                                  -------------


CREDIT CARDS (0.4%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  2.761%, due 1/15/14 (a)               780,000         709,771
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  2.668%, due 1/9/12 (a)                855,000         824,234
                                                  -------------
                                                      1,534,005
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  2.701%, due 11/15/11 (a)              445,000         435,639
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (b)               575,000         487,358
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)               385,000         354,258
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  2.623%, due 3/27/11
  (a)(c)(d)                             295,000         282,244
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)            188,767         176,071
                                                  -------------
                                                      1,735,570
                                                  -------------

HOME EQUITY (0.2%)
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)               295,000         286,279
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)               450,000         441,930
                                                  -------------
                                                        728,209
                                                  -------------
Total Asset-Backed
  Securities
  (Cost $6,650,746)                                   6,367,921
                                                  -------------



CONVERTIBLE BONDS (0.1%)
---------------------------------------------------------------

INSURANCE (0.0%)++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                                15,000          12,225
                                                  -------------


OIL & GAS (0.1%)
Transocean, Inc.
  Series A
  1.625%, due 12/15/37                  425,000         479,188
                                                  -------------
Total Convertible Bonds
  (Cost $440,150)                                       491,413
                                                  -------------



CORPORATE BONDS (6.6%)
---------------------------------------------------------------

ADVERTISING (0.0%)++
Lamar Media Corp.
  6.625%, due 8/15/15                    50,000          45,500
                                                  -------------


AEROSPACE & DEFENSE (0.3%)
United Technologies Corp.
  6.125%, due 7/15/38                   935,000         939,222
                                                  -------------


AGRICULTURE (0.2%)
Cargill, Inc.
  4.375%, due 6/1/13 (b)                300,000         287,001
Reynolds American, Inc.
  7.625%, due 6/1/16                     24,000          25,004
USG Corp.
  6.30%, due 11/15/16                   630,000         507,150
                                                  -------------
                                                        819,155
                                                  -------------

AIRLINES (0.0%)++
Delta Air Lines, Inc.
  (Escrow Shares) (m)
  2.875%, due 2/6/24                     35,000             578
  2.875%, due 2/18/24 (b)                20,000             330



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-323

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AIRLINES (CONTINUED)
Delta Air Lines, Inc. (Escrow Shares) (m) (continued)
  8.00%, due 6/3/23                 $    60,000   $       1,014
  8.30%, due 12/15/29                    15,000             206
Northwest Airlines, Inc. (Escrow Shares) (m)
  7.625%, due 11/15/23                   28,100             211
  8.875%, due 6/1/08                     20,000              75
  10.00%, due 2/1/09                     11,900              45
                                                  -------------
                                                          2,459
                                                  -------------

AUTO PARTS & EQUIPMENT (0.1%)
FleetPride Corp.
  11.50%, due 10/1/14 (b)                95,000          90,250
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                    45,000          45,450
Lear Corp.
  Series B
  8.50%, due 12/1/13                     45,000          37,181
  8.75%, due 12/1/16                     35,000          27,300
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (f)               50,000          44,125
                                                  -------------
                                                        244,306
                                                  -------------

BANKS (0.3%)
Bank of America Corp.
  5.65%, due 5/1/18                     600,000         560,152
USB Capital IX
  6.189%, due 10/15/49 (a)              135,000         102,600
Wells Fargo & Co.
  5.25%, due 10/23/12                   370,000         372,074
                                                  -------------
                                                      1,034,826
                                                  -------------

BEVERAGES (0.0%)++
Constellation Brands, Inc.
  7.25%, due 5/15/17                     65,000          60,775
                                                  -------------


CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                     55,000          35,200
MacDermid, Inc.
  9.50%, due 4/15/17 (b)                 45,000          40,725
Millennium America, Inc.
  7.625%, due 11/15/26                   75,000          40,500
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/14 (b)                50,000          52,250
  7.875%, due 12/1/16 (b)                65,000          69,225
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)                 55,000          55,550
Tronox Worldwide LLC/
  Tronox Finance Corp.
  9.50%, due 12/1/12                     65,000          52,975
                                                  -------------
                                                        346,425
                                                  -------------

COAL (0.0%)++
Peabody Energy Corp.
  7.375%, due 11/1/16                    45,000          44,888
  7.875%, due 11/1/26                    75,000          75,375
                                                  -------------
                                                        120,263
                                                  -------------

COMMERCIAL SERVICES (0.1%)
Cardtronics, Inc.
  9.25%, due 8/15/13 (b)                 35,000          33,075
  9.25%, due 8/15/13                     80,000          75,600
Service Corp. International
  7.375%, due 10/1/14                    35,000          35,000
  7.625%, due 10/1/18                    35,000          34,913
                                                  -------------
                                                        178,588
                                                  -------------

COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                     35,000          34,519
  9.125%, due 8/15/13                    25,000          25,250
                                                  -------------
                                                         59,769
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                   165,000         149,738
  8.125%, due 6/1/12                    195,000         187,200
AmeriCredit Corp.
  8.50%, due 7/1/15                      65,000          52,000
Bear Stearns Cos., Inc.
  (The)
  2.875%, due 7/2/08                    580,000         580,000
Citigroup, Inc.
  5.00%, due 9/15/14                    450,000         416,774
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                   45,000          40,985
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09                   515,000         476,838
  8.00%, due 11/1/31                    209,000         135,971
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (b)                535,000         528,598
Hawker Beechcraft
  Acquisition Co. LLC/
  Hawker Beechcraft Co.
  8.50%, due 4/1/15                      45,000          45,338
  9.75%, due 4/1/17 (f)                  20,000          20,000
HSBC Finance Corp.
  4.75%, due 4/15/10                    520,000         518,903



M-324    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
LaBranche & Co., Inc.
  11.00%, due 5/15/12               $    30,000   $      30,825
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (b)                35,000          34,475
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)(c)             255,000         234,934
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)                  50,000          50,750
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                   55,000          56,238
                                                  -------------
                                                      3,559,567
                                                  -------------

ELECTRIC (0.2%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                      76,008          81,139
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                    450,000         446,630
NRG Energy, Inc.
  7.25%, due 2/1/14                      10,000           9,550
  7.375%, due 2/1/16                     20,000          18,825
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                     60,000          67,200
Reliant Energy, Inc.
  7.625%, due 6/15/14                    20,000          19,500
  7.875%, due 6/15/17 (f)               135,000         131,963
                                                  -------------
                                                        774,807
                                                  -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
Belden, Inc.
  7.00%, due 3/15/17                     60,000          57,600
Emerson Electric Co.
  6.00%, due 8/15/32                    520,000         514,730
                                                  -------------
                                                        572,330
                                                  -------------

ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
  9.375%, due 6/1/17                     15,000           7,725
                                                  -------------


ENTERTAINMENT (0.2%)
Gaylord Entertainment Co.
  6.75%, due 11/15/14                    60,000          54,600
  8.00%, due 11/15/13                    80,000          76,800
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                     45,000          33,750
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                    70,000          69,300
  7.125%, due 8/15/14 (f)                25,000          20,750
  8.00%, due 4/1/12 (f)                  20,000          18,300
Penn National Gaming, Inc.
  6.75%, due 3/1/15                     120,000         116,400
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                     115,000         112,125
Vail Resorts, Inc.
  6.75%, due 2/15/14                    115,000         108,675
                                                  -------------
                                                        610,700
                                                  -------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                    55,000          54,038
                                                  -------------


FOOD (0.2%)
Corn Products International,
  Inc.
  6.00%, due 4/15/17                    500,000         511,935
Stater Brothers Holdings
  7.75%, due 4/15/15                     70,000          69,475
                                                  -------------
                                                        581,410
                                                  -------------

FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
  9.375%, due 12/15/21                  165,000         105,600
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                100,000          94,000
  7.125%, due 1/15/17 (b)               200,000         188,000
  8.00%, due 1/15/24                     15,000          13,875
  8.875%, due 5/15/31                    20,000          18,500
                                                  -------------
                                                        419,975
                                                  -------------

HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
  8.625%, due 2/15/17                    60,000          60,300
                                                  -------------


HEALTH CARE--PRODUCTS (0.1%)
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                     95,000          85,025
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                    45,000          43,200
Invacare Corp.
  9.75%, due 2/15/15                     70,000          70,000
Universal Hospital Services,
  Inc.
  6.303%, due 6/1/15 (a)                 30,000          28,050
  8.50%, due 6/1/15 (g)                  30,000          30,000
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (g)                60,000          55,350
                                                  -------------
                                                        311,625
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-325

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES (0.3%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12               $    25,000   $      23,500
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                   145,000         145,906
HCA, Inc.
  8.75%, due 9/1/10                      85,000          86,063
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)             835,000         913,968
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                     60,000          59,400
                                                  -------------
                                                      1,228,837
                                                  -------------

HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Susser Holdings LLC
  10.625%, due 12/15/13                  40,000          40,600
                                                  -------------


HOUSEHOLD PRODUCTS & WARES (0.0%)++
Jarden Corp.
  7.50%, due 5/1/17                      45,000          39,150
Libbey Glass, Inc.
  9.911%, due 6/1/11 (a)                 50,000          51,500
                                                  -------------
                                                         90,650
                                                  -------------

INSURANCE (0.2%)
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                     140,000         129,850
Fund American Cos., Inc.
  5.875%, due 5/15/13                   375,000         362,768
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)               125,000         113,125
USI Holdings Corp.
  6.551%, due 11/15/14
  (a)(b)                                 25,000          20,875
  9.75%, due 5/15/15 (b)                 65,000          55,900
                                                  -------------
                                                        682,518
                                                  -------------

LODGING (0.1%)
Boyd Gaming Corp.
  7.125%, due 2/1/16                     35,000          25,813
  7.75%, due 12/15/12 (f)               110,000          94,875
MGM Mirage, Inc.
  7.00%, due 11/15/36                   105,000         105,000
  7.50%, due 6/1/16                      30,000          24,675
  8.50%, due 9/15/10                     75,000          74,063
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                      15,000          12,863
  9.75%, due 4/1/10                      90,000          90,000
Seminole Hard Rock
  Entertainment, Inc./
  Seminole Hard Rock
  International LLC
  5.276%, due 3/15/14 (a)(b)             55,000          46,200
Wynn Las Vegas LLC
  6.625%, due 12/1/14                    45,000          41,175
                                                  -------------
                                                        514,664
                                                  -------------

MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
  6.05%, due 8/15/36                    200,000         198,647
                                                  -------------


MEDIA (0.4%)
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                     70,000          69,825
ION Media Networks, Inc.
  5.963%, due 1/15/12 (a)(b)             10,000           8,500
  8.963%, due 1/15/13 (a)(b)             45,000          29,025
Morris Publishing Group LLC
  7.00%, due 8/1/13                      49,000          29,890
News America Holdings, Inc.
  8.00%, due 10/17/16                   455,000         505,625
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                    620,000         696,032
Ziff Davis Media, Inc.
  9.239%, due 5/1/12
  (a)(d)(h)                              45,000          12,600
                                                  -------------
                                                      1,351,497
                                                  -------------

METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                     60,000          51,300
Neenah Foundary Co.
  9.50%, due 1/1/17                      85,000          65,450
                                                  -------------
                                                        116,750
                                                  -------------

MINING (0.3%)
Alcoa, Inc.
  5.90%, due 2/1/27                     440,000         390,504
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                      35,000          36,794
  8.375%, due 4/1/17                     75,000          79,125
Vulcan Materials Co.
  6.30%, due 6/15/13                    400,000         405,258
                                                  -------------
                                                        911,681
                                                  -------------

MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
  6.875%, due 6/15/17                    55,000          54,038
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                      75,000          72,375
                                                  -------------
                                                        126,413
                                                  -------------

OFFICE & BUSINESS EQUIPMENT (0.0%)++
Xerox Corp.
  7.625%, due 6/15/13                   105,000         109,033
                                                  -------------





M-326    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (0.4%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15                $    90,000   $      78,075
Chesapeake Energy Corp.
  6.50%, due 8/15/17                     95,000          88,825
  7.625%, due 7/15/13                   580,000         581,450
Forest Oil Corp.
  7.25%, due 6/15/19                     90,000          86,400
  8.00%, due 12/15/11                    55,000          56,650
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)                  35,000          35,613
Newfield Exploration Co.
  6.625%, due 4/15/16                    70,000          64,225
Pemex Project Funding
  Master Trust
  6.625%, due 6/15/35                   210,000         207,187
Pride International, Inc.
  7.375%, due 7/15/14                    35,000          34,913
Stone Energy Corp.
  6.75%, due 12/15/14                    50,000          43,875
Whiting Petroleum Corp.
  7.00%, due 2/1/14                      85,000          83,406
                                                  -------------
                                                      1,360,619
                                                  -------------

OIL & GAS SERVICES (0.1%)
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                      39,000          36,075
  9.00%, due 1/15/14                     30,000          29,025
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                   110,000         109,863
                                                  -------------
                                                        174,963
                                                  -------------

PHARMACEUTICALS (0.3%)
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                    935,000         992,663
NBTY, Inc.
  7.125%, due 10/1/15                    45,000          42,975
                                                  -------------
                                                      1,035,638
                                                  -------------

PIPELINES (0.3%)
ANR Pipeline Co.
  9.625%, due 11/1/21                    40,000          51,117
Copano Energy LLC
  8.125%, due 3/1/16                     45,000          45,225
El Paso Natural Gas Co.
  7.50%, due 11/15/26                    65,000          66,077
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                    60,000          56,550
  Series B
  8.50%, due 7/15/16                     15,000          15,225
Nustar Logistics
  7.65%, due 4/15/18                    175,000         177,000
Pacific Energy Partners,
  L.P./
  Pacific Energy Finance
  Corp.
  7.125%, due 6/15/14                    45,000          45,379
Plains All American
  Pipeline, L.P./
  PAA Finance Corp.
  7.75%, due 10/15/12                   480,000         505,339
                                                  -------------
                                                        961,912
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS (0.2%)
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                    585,000         503,449
Host Marriott, L.P.
  6.375%, due 3/15/15                    85,000          75,225
  Series Q
  6.75%, due 6/1/16                      35,000          31,063
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                      70,000          66,675
                                                  -------------
                                                        676,412
                                                  -------------

RETAIL (0.4%)
Best Buy Co., Inc.
  6.75%, due 7/15/13 (b)                675,000         683,837
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)                66,265          61,044
Rite Aid Corp.
  7.50%, due 1/15/15                    110,000         117,700
  8.625%, due 3/1/15                     92,000          60,950
  9.375%, due 12/15/15                   45,000          30,150
Star Gas Partners, L.P./
  Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                    10,000           9,800
Toys "R" Us, Inc.
  7.625%, due 8/1/11                     25,000          22,375
Wal-Mart Stores, Inc.
  6.50%, due 8/15/37                    400,000         411,661
                                                  -------------
                                                      1,397,517
                                                  -------------

SAVINGS & LOANS (0.1%)
Washington Mutual Bank
  5.95%, due 5/20/13                    390,000         323,700
                                                  -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-327

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (0.2%)
GCI, Inc.
  7.25%, due 2/15/14                $    45,000   $      38,700
iPCS, Inc.
  4.998%, due 5/1/13 (a)                 20,000          18,000
Lucent Technologies, Inc.
  6.45%, due 3/15/29                    305,000         233,325
  6.50%, due 1/15/28                     65,000          49,725
Nextel Communications, Inc.
  Series F
  5.95%, due 3/15/14                    380,000         304,950
PAETEC Holding Corp.
  9.50%, due 7/15/15                     45,000          41,513
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                     45,000          43,481
Qwest Corp.
  7.125%, due 11/15/43                   15,000          12,225
  7.25%, due 9/15/25                     30,000          26,550
  7.50%, due 10/1/14                     95,000          91,438
  8.875%, due 3/15/12                    20,000          20,400
                                                  -------------
                                                        880,307
                                                  -------------

TEXTILES (0.0%)++
INVISTA
  9.25%, due 5/1/12 (b)                  75,000          76,688
                                                  -------------


TRANSPORTATION (0.1%)
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12 (a)                20,000           8,950
Union Pacific Corp.
  3.625%, due 6/1/10                    440,000         431,932
                                                  -------------
                                                        440,882
                                                  -------------

TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                    55,000          52,388
                                                  -------------
Total Corporate Bonds
  (Cost $24,594,763)                                 23,556,081
                                                  -------------


FOREIGN BONDS (1.5%)
---------------------------------------------------------------

BANKS (0.1%)
ATF Capital B.V.
  9.25%, due 2/21/14 (b)                290,000         291,450
                                                  -------------

BUILDING MATERIALS (0.1%)
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)               440,000         418,000
                                                  -------------

COMMERCIAL SERVICES (0.0%)++
Quebecor World, Inc.
  9.75%, due 1/15/15 (b)(h)              70,000          33,950
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                285,000         269,667
                                                  -------------

ELECTRIC (0.2%)
Intergen N.V.
  9.00%, due 6/30/17 (b)                140,000         144,900
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)               360,000         359,542
                                                  -------------
                                                        504,442
                                                  -------------

FOREIGN SOVEREIGN (0.1%)
Republic of Argentina
  8.28%, due 12/31/33                   202,302         154,559
Republic of Venezuela
  6.00%, due 12/9/20                    217,000         155,915
                                                  -------------
                                                        310,474
                                                  -------------

HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa
  International, Ltd.
  6.50%, due 2/13/13 (b)                485,000         491,569
                                                  -------------

INSURANCE (0.1%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                250,000         248,048
                                                  -------------

MEDIA (0.2%)
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)               760,000         711,035
                                                  -------------

MINING (0.1%)
Corporacion Nacional del
  Cobre-Codelco, Inc.
  4.75%, due 10/15/14 (b)               475,000         456,787
                                                  -------------

OIL & GAS (0.4%)
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)(f)             200,000         186,750
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                428,053         426,982
Ras Laffan Liquefied
  Natural Gas Co., Ltd. III
  6.332%, due 9/30/27 (b)             1,005,000         931,153
                                                  -------------
                                                      1,544,885
                                                  -------------
Total Foreign Bonds
  (Cost $5,578,705)                                   5,280,307
                                                  -------------



LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%) (I)
---------------------------------------------------------------

BUILDINGS & REAL ESTATE (0.1%)
LNR Property Corp.
  Initial Tranche B Term
  Loan
  6.03%, due 7/12/11                    123,200         102,795
                                                  -------------





M-328    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (0.1%)
Community Health Systems,
  Inc.
  New Term Loan B
  4.859%, due 7/25/14               $   125,732   $     118,357
HCA, Inc.
  Term Loan B
  5.051%, due 11/18/13                  162,525         152,415
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  9.18%, due 12/6/14                    100,000          89,500
                                                  -------------
                                                        360,272
                                                  -------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.0%)++
Town Sports International,
  Inc.
  Term Loan
  4.313%, due 2/27/14                    98,750          83,938
                                                  -------------


MACHINERY (0.0%)++
BHM Technologies LLC
  1st Lien Term Loan
  7.00%, due 7/23/13 (h)                117,957          33,913
                                                  -------------


RETAIL STORE (0.0%)++
Toys "R" Us (Delaware), Inc.
  Term Loan
  7.475%, due 1/19/13                   100,000          96,375
                                                  -------------
Total Loan Assignments &
  Participations
  (Cost $825,246)                                       677,293
                                                  -------------



MORTGAGE-BACKED SECURITIES (1.1%)
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.1%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                  805,000         800,937
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  2.623%, due 12/25/36
  (a)(b)(c)                             256,129         227,710
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (b)              480,000         436,757
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                 1,050,000       1,042,356
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                  346,592         344,526
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                   272,105         271,468
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.07%, due 2/25/42
  (a)(b)(c)(d)                          520,174         498,717
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(d)                                160,000         150,626
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                    98,395          97,812
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $3,970,349)                                   3,870,909
                                                  -------------



MUNICIPAL BONDS (0.2%)
---------------------------------------------------------------

TEXAS (0.1%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                395,000         395,435
                                                  -------------


WEST VIRGINIA (0.1%)
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                    465,000         427,065
                                                  -------------
Total Municipal Bonds
  (Cost $860,000)                                       822,500
                                                  -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (22.5%)
---------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                    384,164         393,010
                                                  -------------


V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.6%)
  3.00%, due 8/1/10                     284,280         280,930
  4.298%, due 3/1/35 (a)                746,490         752,283
  5.00%, due 8/1/33                     523,032         504,409
  5.00%, due 10/1/35                    951,753         915,188
  5.027%, due 6/1/35 (a)                926,621         935,208
  5.50%, due 1/1/21                   1,607,495       1,624,340
  5.50%, due 2/1/33                     369,954         366,774
  5.50%, due 7/1/34                   1,899,993       1,882,477


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-329

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 11/1/35                $ 1,030,266   $   1,017,871
  5.50%, due 1/1/36                   2,447,345       2,417,901
  5.50%, due 9/1/36                     360,682         355,892
  6.00%, due 3/1/36                   1,058,261       1,071,468
  6.50%, due 4/1/37                     722,776         745,800
                                                  -------------
                                                     12,870,541
                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  4.625%, due 5/1/13                    870,000         853,821
  5.125%, due 1/2/14                    545,000         543,806
                                                  -------------
                                                      1,397,627
                                                  -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.1%)
  4.50%, due 4/1/18                     519,538         508,076
  4.50%, due 7/1/18                   1,738,847       1,700,484
  4.50%, due 11/1/18                  2,469,375       2,414,894
  4.50%, due 9/1/20                     701,798         682,806
  5.00%, due 9/1/20                     291,807         289,981
  5.00%, due 10/1/20                    297,376         295,515
  5.00%, due 12/1/20                  1,523,693       1,514,154
  5.00%, due 7/1/35                     454,073         436,771
  5.00%, due 2/1/36                     489,325         470,679
  5.00%, due 5/1/36                   1,576,510       1,516,437
  5.50%, due 2/1/17                   1,887,410       1,917,471
  5.50%, due 4/1/21                   1,760,015       1,780,346
  5.50%, due 6/1/21                   2,784,531       2,807,996
  5.50%, due 11/1/33                  1,596,046       1,582,549
  5.50%, due 12/1/33                  1,012,704       1,004,139
  5.50%, due 6/1/34                   1,161,429       1,149,429
  5.50%, due 7/1/37                   1,360,522       1,342,774
  6.00%, due 1/1/33                     504,334         512,204
  6.00%, due 3/1/33                     514,748         522,299
  6.00%, due 9/1/34                     675,384         684,024
  6.00%, due 9/1/35                   2,103,414       2,129,868
  6.00%, due 10/1/35                  1,599,086       1,617,044
  6.00%, due 6/1/36                   1,239,703       1,252,463
  6.00%, due 4/1/37                   1,014,048       1,016,259
  6.50%, due 6/1/31                     205,246         213,196
  6.50%, due 8/1/31                     176,241         183,067
  6.50%, due 10/1/31                    257,916         267,905
  6.50%, due 2/1/37                     749,067         772,068
  6.50%, due 8/1/38 TBA (j)           1,955,000       2,006,929
                                                  -------------
                                                     32,591,827
                                                  -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2632, Class NH
  3.50%, due 6/15/13                    525,844         518,128
                                                  -------------


FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series R001, Class AE
  4.375%, due 4/15/15                   801,350         799,330
                                                  -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.4%)
  6.00%, due 4/15/29                    410,134         418,966
  6.00%, due 8/15/32                    821,439         838,026
                                                  -------------
                                                      1,256,992
                                                  -------------

V  UNITED STATES TREASURY BONDS (1.0%)
  4.375%, due 2/15/38 (f)             1,270,000       1,237,854
  6.25%, due 5/15/30 (f)              1,780,000       2,190,929
  6.875%, due 8/15/25                   220,000         280,500
                                                  -------------
                                                      3,709,283
                                                  -------------

V  UNITED STATES TREASURY NOTES (7.6%)
  3.875%, due 2/15/13 (f)             5,155,000       5,283,875
  3.875%, due 5/15/18 (f)             5,415,000       5,369,736
  4.125%, due 8/31/12                   285,000         294,997
  4.25%, due 11/15/14 (f)             2,935,000       3,064,322
  4.75%, due 5/31/12 (f)              2,200,000       2,326,328
  4.75%, due 8/15/17 (f)              4,227,000       4,477,978
  4.875%, due 8/15/16 (f)             5,950,000       6,379,049
                                                  -------------
                                                     27,196,285
                                                  -------------
Total U.S. Government & Federal Agencies
  (Cost $80,393,814)                                 80,733,023
                                                  -------------



YANKEE BONDS (1.0%) (K)
---------------------------------------------------------------

BEVERAGES (0.2%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                   245,000         245,471
Companhia Brasileira de
  Bebidas
  10.50%, due 12/15/11                  485,000         554,113
                                                  -------------
                                                        799,584
                                                  -------------

BIOTECHNOLOGY (0.0%) ++
FMC Finance III S.A.
  6.875%, due 7/15/17                   145,000         142,463
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES (0.1%)
Telecom Italia Capital S.A.
  4.875%, due 10/1/10                   525,000         520,623
                                                  -------------





M-330    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
ELECTRONICS (0.1%)
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14              $   220,000   $     202,400
                                                  -------------


FOREIGN SOVEREIGN (0.2%)
Republic of Panama
  7.125%, due 1/29/26                   645,000         680,475
                                                  -------------

FOREST PRODUCTS & PAPER (0.1%)
Bowater Canada Finance
  7.95%, due 11/15/11                    10,000           6,950
Catalyst Paper Corp.
  7.375%, due 3/1/14                     65,000          48,100
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                   120,000         108,000
                                                  -------------
                                                        163,050
                                                  -------------

HEALTH CARE-PRODUCTS (0.1%)
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                   375,000         379,535
                                                  -------------


INSURANCE (0.0%)++
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18 (f)                15,000          13,650
  8.30%, due 4/15/26 (f)                 10,000           9,050
                                                  -------------
                                                         22,700
                                                  -------------

MEDIA (0.0%)++
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                     25,000          22,250
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (b)                  80,000          65,200
Quebecor Media, Inc.
  7.75%, due 3/15/16                     10,000           9,300
Videotron, Ltee
  6.375%, due 12/15/15                   50,000          46,375
                                                  -------------
                                                        143,125
                                                  -------------

MINING (0.1%)
Vale Overseas, Ltd.
  8.25%, due 1/17/34                    185,000         200,156
                                                  -------------

PHARMACEUTICALS (0.0%) ++
Angiotech Pharmaceuticals,
  Inc.
  6.432%, due 12/1/13 (a)                40,000          34,800
                                                  -------------


TELECOMMUNICATIONS (0.1%)
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                    60,000          63,600
Nortel Networks, Ltd.
  10.75%, due 7/15/16                    45,000          44,550
Rogers Wireless, Inc.
  9.625%, due 5/1/11                    145,000         160,503
Satelites Mexicanos S.A. de
  C.V.
  11.551%, due 11/30/11 (a)              55,000          53,488
Telefonos de Mexico S.A. de
  C.V.
  5.50%, due 1/27/15                    120,000         116,790
                                                  -------------
                                                        438,931
                                                  -------------

TRANSPORTATION (0.0%) ++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                     20,000          19,400
                                                  -------------
Total Yankee Bonds
  (Cost $3,783,031)                                   3,747,242
                                                  -------------
Total Long-Term Bonds
  (Cost $127,096,804)                               125,546,689
                                                  -------------



                                         SHARES
EXCHANGE TRADED FUND (0.1%) (L)
---------------------------------------------------------------

iShares S&P Europe 350 Index
  Fund (f)                                3,105         301,868
                                                  -------------
Total Exchange Traded Fund
  (Cost $309,995)                                       301,868
                                                  -------------



COMMON STOCKS (62.5%)
---------------------------------------------------------------

AEROSPACE & DEFENSE (1.4%)
Cobham PLC                               11,753          46,235
L-3 Communications Holdings,
  Inc.                                   16,200       1,472,094
Northrop Grumman Corp.                   18,200       1,217,580
Rolls-Royce Group PLC (m)                34,600         234,931
United Technologies Corp.                31,100       1,918,870
                                                  -------------
                                                      4,889,710
                                                  -------------

AGRICULTURE (0.4%)
Altria Group, Inc.                       20,400         419,424
Philip Morris International,
  Inc.                                   20,400       1,007,556
                                                  -------------
                                                      1,426,980
                                                  -------------

AIRLINES (0.0%)++
Northwest Airlines, Inc. (m)              1,737          11,568
                                                  -------------


APPAREL (0.1%)
Esprit Holdings, Ltd.                    11,200         116,575
Geox S.p.A. (f)                           1,900          19,258
Puma A.G. Rudolf Dassler
  Sport                                     834         279,270
Yue Yuen Industrial
  Holdings, Ltd.                          4,000           9,489
                                                  -------------
                                                        424,592
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-331


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
BANKS (2.4%)
Banco Popular Espanol S.A.
  (f)                                     2,400   $      33,162
Bank of America Corp.                    59,200       1,413,104
Bank of New York Mellon
  Corp. (The)                            10,085         381,516
Capital One Financial Corp.
  (f)                                    29,000       1,102,290
DBS Group Holdings, Ltd.                  7,000          97,248
Intesa Sanpaolo S.p.A.                   23,500         133,707
Intesa Sanpaolo S.p.A. RNC
  shares                                  8,700          44,785
Lloyds TSB Group PLC                     42,100         258,013
PNC Financial Services
  Group, Inc.                            32,500       1,855,750
Svenska Handelsbanken Class
  A                                       3,100          73,294
U.S. Bancorp                             62,400       1,740,336
Wells Fargo & Co.                        61,800       1,467,750
                                                  -------------
                                                      8,600,955
                                                  -------------

BEVERAGES (1.0%)
C&C Group PLC                             7,093          38,706
Coca-Cola Co. (The)                      29,100       1,512,618
Diageo PLC                               15,000         275,503
Hansen Natural Corp. (f)(m)              15,000         432,300
PepsiCo, Inc.                            20,200       1,284,518
                                                  -------------
                                                      3,543,645
                                                  -------------

BIOTECHNOLOGY (1.0%)
Celgene Corp. (m)                        26,800       1,711,716
Genentech, Inc. (m)                      22,900       1,738,110
                                                  -------------
                                                      3,449,826
                                                  -------------

BUILDING MATERIALS (0.0%)++
Geberit A.G                                 786         115,119
                                                  -------------


CHEMICALS (1.8%)
Altana A.G                                  800          13,730
E.I. du Pont de Nemours &
  Co.                                    25,000       1,072,250
Monsanto Co.                              9,400       1,188,536
Mosaic Co. (The) (m)                     11,400       1,649,580
Nitto Denko Corp.                         1,000          38,311
Praxair, Inc.                            25,100       2,365,424
                                                  -------------
                                                      6,327,831
                                                  -------------

COMMERCIAL SERVICES (0.3%)
Alliance Data Systems Corp.
  (m)                                    14,000         791,700
Intertek Group PLC                        1,300          25,539
Michael Page International
  PLC                                    13,100          60,864
Randstad Holdings N.V.                    4,371         152,512
                                                  -------------
                                                      1,030,615
                                                  -------------

COMPUTERS (3.8%)
V  Apple, Inc. (m)                      20,100       3,365,544
EMC Corp. (m)                            97,200       1,427,868
V  Hewlett-Packard Co.                  82,800       3,660,588
Indra Sistemas S.A.                       2,600          67,433
International Business
  Machines Corp.                         22,600       2,678,778
OBIC Co., Ltd.                              980         164,218
Otsuka Corp.                                900          62,026
Research In Motion, Ltd. (m)             19,700       2,302,930
Wincor Nixdorf A.G                          425          29,507
                                                  -------------
                                                     13,758,892
                                                  -------------

COSMETICS & PERSONAL CARE (0.7%)
Avon Products, Inc.                      35,900       1,293,118
Colgate-Palmolive Co.                    18,300       1,264,530
                                                  -------------
                                                      2,557,648
                                                  -------------

DISTRIBUTION & WHOLESALE (0.2%)
LKQ Corp. (m)                            39,600         715,572
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES (4.1%)
Affiliated Managers Group,
  Inc. (f)(m)                             8,300         747,493
Ameriprise Financial, Inc.               16,900         687,323
Citigroup, Inc.                          76,400       1,280,464
Fannie Mae (f)                           14,800         288,748
Freddie Mac (f)                          56,500         926,600
V  Goldman Sachs Group,
  Inc. (The)                             22,500       3,935,250
IntercontinentalExchange,
  Inc. (m)                               17,700       2,017,800
JPMorgan Chase & Co.                     68,584       2,353,117
Merrill Lynch & Co., Inc.                31,400         995,694
Morgan Stanley                           46,300       1,670,041
                                                  -------------
                                                     14,902,530
                                                  -------------

ELECTRIC (1.0%)
FirstEnergy Corp.                        17,300       1,424,309
NRG Energy, Inc. (m)                     46,100       1,977,690
Scottish & Southern Energy
  PLC                                     7,200         200,923
Terna S.p.A.                             46,500         196,665
                                                  -------------
                                                      3,799,587
                                                  -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
General Cable Corp. (f)(m)               29,600       1,801,160
                                                  -------------


ELECTRONICS (2.2%)
Advantest Corp.                             200           4,224
Amphenol Corp. Class A                   69,300       3,110,184
Avnet, Inc. (m)                          31,500         859,320
Keyence Corp.                               500         118,899
Murata Manufacturing Co.,
  Ltd.                                    2,100          99,610
V  Thermo Fisher
  Scientific, Inc. (m)                   67,600       3,767,348
Venture Corp., Ltd.                      11,300          81,653
                                                  -------------
                                                      8,041,238
                                                  -------------

ENTERTAINMENT (0.1%)
OPAP S.A.                                14,450         502,802
                                                  -------------





M-332    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENVIRONMENTAL CONTROL (0.0%)++
Munters AB                                4,100   $      38,804
                                                  -------------


FOOD (1.1%)
General Mills, Inc.                      19,600       1,191,092
Kroger Co. (The)                         51,400       1,483,918
Nestle S.A. Registered                   11,700         527,387
Tesco PLC                               100,700         739,476
                                                  -------------
                                                      3,941,873
                                                  -------------

GAS (0.3%)
Snam Rete Gas S.p.A.                    125,655         857,560
Tokyo Gas Co., Ltd.                      20,300          81,674
                                                  -------------
                                                        939,234
                                                  -------------

HEALTH CARE--PRODUCTS (2.2%)
Alcon, Inc.                                 320          52,093
Becton, Dickinson & Co.                  23,000       1,869,900
C.R. Bard, Inc. (f)                      11,600       1,020,220
Hologic, Inc. (m)                        74,600       1,626,280
Johnson & Johnson                        23,700       1,524,858
Smith & Nephew PLC                        2,300          25,261
St. Jude Medical, Inc. (m)               45,000       1,839,600
Synthes, Inc.                                80          10,977
                                                  -------------
                                                      7,969,189
                                                  -------------

HEALTH CARE--SERVICES (0.5%)
Covance, Inc. (m)                        12,600       1,083,852
Coventry Health Care, Inc.
  (m)                                    21,200         644,904
                                                  -------------
                                                      1,728,756
                                                  -------------

HOUSEHOLD PRODUCTS & WARES (0.4%)
Henkel KGaA                               1,600          63,538
Kimberly-Clark Corp.                     21,400       1,279,292
                                                  -------------
                                                      1,342,830
                                                  -------------

INSURANCE (3.0%)
Aflac, Inc.                               1,200          75,360
Assicurazioni Generali
  S.p.A.                                  5,000         191,366
Assurant, Inc.                           41,000       2,704,360
Genworth Financial, Inc.
  Class A                               131,300       2,338,453
Hannover Rueckversicherung
  A.G. (f)                                8,470         417,797
Hartford Financial Services
  Group, Inc. (The)                      40,500       2,615,085
ING Groep N.V.                            2,250          71,104
Prudential Financial, Inc.               43,000       2,568,820
                                                  -------------
                                                     10,982,345
                                                  -------------

INTERNET (1.5%)
Akamai Technologies, Inc.
  (f)(m)                                 19,600         681,878
Equinix, Inc. (f)(m)                     15,500       1,382,910
Google, Inc. Class A (m)                  6,200       3,263,804
                                                  -------------
                                                      5,328,592
                                                  -------------

LEISURE TIME (0.2%)
Carnival Corp. (f)                       21,600         711,936
                                                  -------------


MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.                        18,700       1,380,434
Terex Corp. (m)                          22,700       1,166,099
                                                  -------------
                                                      2,546,533
                                                  -------------

MACHINERY--DIVERSIFIED (0.6%)
Rheinmetall A.G                             553          39,897
Rockwell Automation, Inc.                14,700         642,831
Roper Industries, Inc. (f)               21,700       1,429,596
                                                  -------------
                                                      2,112,324
                                                  -------------

MEDIA (1.2%)
Antena 3 de Television S.A.
  (f)                                    12,658         102,934
Cablevision Systems Corp.
  Class A (m)                            13,000         293,800
DIRECTV Group, Inc. (The)
  (m)                                    52,600       1,362,866
MediaSet S.p.A. (f)                      73,860         485,505
Reed Elsevier N.V.                       30,183         506,282
Societe Television Francaise
  1                                      11,278         187,415
Vivendi S.A.                              2,000          75,714
Walt Disney Co. (The)                    38,100       1,188,720
                                                  -------------
                                                      4,203,236
                                                  -------------

METAL FABRICATE & HARDWARE (0.7%)
Assa Abloy AB Class B                     6,500          93,941
Precision Castparts Corp.                27,300       2,630,901
                                                  -------------
                                                      2,724,842
                                                  -------------

MINING (1.6%)
Alcoa, Inc.                              12,000         427,440
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     21,500       2,519,585
Southern Copper Corp. (f)                26,900       2,868,347
                                                  -------------
                                                      5,815,372
                                                  -------------

MISCELLANEOUS--MANUFACTURING (1.4%)
3M Co.                                   16,600       1,155,189
Danaher Corp.                            21,900       1,692,870
Honeywell International,
  Inc.                                   26,900       1,352,532
Illinois Tool Works, Inc.                14,100         669,891
Siemens A.G                               1,080         119,594
                                                  -------------
                                                      4,990,076
                                                  -------------

OFFICE & BUSINESS EQUIPMENT (0.2%)
Canon, Inc.                               4,100         210,166


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-333


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
OFFICE & BUSINESS EQUIPMENT (CONTINUED)
Neopost S.A.                              1,630   $     172,144
RICOH Co., Ltd.                          14,000         253,403
                                                  -------------
                                                        635,713
                                                  -------------

OIL & GAS (4.3%)
BP PLC, Sponsored ADR (n)                 6,900         480,033
Chevron Corp.                            19,300       1,913,209
ConocoPhillips                           27,900       2,633,481
Diamond Offshore Drilling,
  Inc.                                    6,400         890,496
ENI S.p.A.                                6,600         245,767
ExxonMobil Corp.                         20,100       1,771,413
Frontier Oil Corp.                       31,800         760,338
Hess Corp.                                9,800       1,236,662
Marathon Oil Corp.                       16,400         850,668
Royal Dutch Shell PLC Class
  A, ADR (n)                              2,860         233,691
Suncor Energy, Inc.                      22,000       1,278,640
Total S.A.                                3,300         281,328
XTO Energy, Inc.                         41,425       2,838,027
                                                  -------------
                                                     15,413,753
                                                  -------------

OIL & GAS SERVICES (3.6%)
Baker Hughes, Inc.                       23,600       2,061,224
Cameron International Corp.
  (m)                                    48,100       2,662,335
Halliburton Co.                          12,800         679,296
V  National Oilwell Varco,
  Inc. (m)                               45,100       4,001,272
Smith International, Inc.                13,700       1,139,018
Transocean, Inc. (m)                     14,825       2,259,182
                                                  -------------
                                                     12,802,327
                                                  -------------

PACKAGING & CONTAINERS (0.3%)
Crown Holdings, Inc. (m)                 24,100         626,359
Owens-Illinois, Inc. (m)                 10,700         446,083
                                                  -------------
                                                      1,072,442
                                                  -------------

PHARMACEUTICALS (2.6%)
Actelion, Ltd. Registered
  (m)                                     1,320          70,234
Barr Pharmaceuticals, Inc.
  (m)                                    17,600         793,408
Gilead Sciences, Inc. (m)                48,200       2,552,190
GlaxoSmithKline PLC                       1,800          39,782
Medco Health Solutions, Inc.
  (m)                                    29,200       1,378,240
Novartis A.G. Registered                  5,300         290,634
Novartis A.G., ADR (n)                    2,600         143,104
Roche Holding A.G.
  Genusscheine                            3,500         628,043
Sanofi-Aventis, ADR (n)                   1,100          36,553
Shire, Ltd.                               5,500          90,134
Shire, Ltd., ADR (n)                        400          19,652
Takeda Pharmaceutical Co.,
  Ltd.                                    1,000          50,713
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (n)                      20,800         952,640
United Therapeutics Corp.
  (f)(m)                                  4,800         469,200
Wyeth                                    36,000       1,726,560
                                                  -------------
                                                      9,241,087
                                                  -------------

PIPELINES (0.8%)
Williams Cos., Inc.                      72,000       2,902,320
                                                  -------------


RETAIL (5.7%)
Abercrombie & Fitch Co.
  Class A                                28,600       1,792,643
AutoZone, Inc. (m)                       17,600       2,129,776
Coach, Inc. (m)                          22,600         652,688
CVS Caremark Corp.                       64,700       2,560,179
Dollar Tree, Inc. (m)                     8,600         281,134
Guess?, Inc.                             18,200         681,590
Home Depot, Inc. (The)                   30,900         723,678
Kohl's Corp. (m)                         53,200       2,130,128
Lowe's Cos., Inc.                        59,400       1,232,550
Nordstrom, Inc. (f)                      17,100         518,130
Polo Ralph Lauren Corp. (f)              12,400         778,472
Ryohin Keikaku Co., Ltd.                  1,200          64,036
Target Corp.                             26,700       1,241,283
Tim Hortons, Inc.                         2,400          68,679
V  TJX Cos., Inc.                      109,200       3,436,524
Wal-Mart Stores, Inc.                    36,300       2,040,060
                                                  -------------
                                                     20,331,550
                                                  -------------

SEMICONDUCTORS (1.8%)
ARM Holdings PLC                         28,300          47,675
Intel Corp.                             155,100       3,331,548
MEMC Electronic Materials,
  Inc. (m)                               49,100       3,021,614
ROHM Co., Ltd.                              800          45,905
                                                  -------------
                                                      6,446,742
                                                  -------------

SOFTWARE (2.0%)
Autodesk, Inc. (m)                       39,300       1,328,733
Infosys Technologies, Ltd.,
  Sponsored ADR (f)(n)                      300          13,038
Microsoft Corp.                         101,400       2,789,514
Oracle Corp. (m)                        146,200       3,070,200
Temenos Group A.G. (f)(m)                   216           6,660
                                                  -------------
                                                      7,208,145
                                                  -------------

TELECOMMUNICATIONS (4.0%)
American Tower Corp. Class A
  (m)                                    26,900       1,136,525
Anixter International, Inc.
  (f)(m)                                 11,700         696,033
AT&T, Inc.                               40,000       1,347,600
Cisco Systems, Inc. (m)                  95,300       2,216,678
Corning, Inc.                            44,600       1,028,030
Harris Corp.                             25,500       1,287,495
Mobistar S.A.                             2,130         172,998
Nokia OYJ, Sponsored ADR (n)             63,200       1,548,400
NTT DoCoMo, Inc., Sponsored
  ADR (n)                                20,000         292,000



M-334    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
QUALCOMM, Inc.                           22,500   $     998,325
SBA Communications Corp.
  Class A (m)                            22,200         799,422
Tandberg ASA                              2,100          34,390
Telecom Italia S.p.A.                   118,900         191,691
Telefonaktiebolaget LM
  Ericsson Class B                       12,620         130,230
Verizon Communications, Inc.             63,400       2,244,360
Vodafone Group PLC, ADR (n)               6,700         197,382
                                                  -------------
                                                     14,321,559
                                                  -------------

TOYS, GAMES & HOBBIES (0.0%)++
Nintendo Co., Ltd.                          100          56,411
                                                  -------------


TRANSPORTATION (0.8%)
Norfolk Southern Corp.                   37,700       2,362,659
TNT N.V.                                 17,200         584,227
                                                  -------------
                                                      2,946,886
                                                  -------------
Total Common Stocks
  (Cost $219,833,775)                               224,655,147
                                                  -------------



CONVERTIBLE PREFERRED STOCKS (0.1%)
---------------------------------------------------------------

BANKS (0.1%)
Bank of America Corp.
  7.25% Series L                            150         132,750
                                                  -------------


SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (b)(c)(o)                         4,900         105,350
                                                  -------------
Total Convertible Preferred
  Stocks
  (Cost $272,500)                                       238,100
                                                  -------------

                                      NUMBER OF
                                       WARRANTS

WARRANTS (0.1%)
---------------------------------------------------------------

AIRLINES (0.1%)
Ryanair Holdings PLC Class A
  Strike Price E0.000001
  Expire 4/03/18 (b)(m)                 117,829         524,639
                                                  -------------
Total Warrants
  (Cost $474,209)                                       524,639
                                                  -------------



SHORT-TERM INVESTMENT (13.3%)
---------------------------------------------------------------

INVESTMENT COMPANY (13.3%)
State Street Navigator
  Securities Lending Prime
  Portfolio (p)                      47,938,315      47,938,315
                                                  -------------
Total Short-Term Investment
  (Cost $47,938,315)                                 47,938,315
                                                  -------------
Total Investments
  (Cost $395,925,598) (q)                 111.1%    399,204,758
Liabilities in Excess of
  Cash and Other Assets                   (11.1)    (39,929,336)
                                          -----    ------------
Net Assets                                100.0%  $ 359,275,422
                                          =====    ============





++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked" to to cover potential senior
     securities transactions which may
     cinclude, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in
     effect at June 30, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at June 30, 2008 is
     $2,438,994, which represents 0.7% of the
     Portfolio's net assets.
(d)  Fair valued security. The total market
     value of these securities at June 30,
     2008 is $944,187, which represents 0.3%
     of the Portfolio's net assets.
(e)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of these securities at June 30,
     2008 is $728,209, which represents 0.2%
     of the Portfolio's net assets.
(f)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $46,744,542; cash collateral of
     $47,938,315 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Issue in default.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at June 30,
     2008. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-335

(j)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of the securities at June
     30, 2008 is $2,006,929, which represents
     0.6% of the Portfolio's net assets. All
     or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(m)  Non-income producing security.
(n)  ADR--American Depositary Receipt.
(o)  Restricted security.
(p)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(q)  At June 30, 2008, cost is $396,588,112
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 28,729,311
Gross unrealized depreciation       (26,112,665)
                                   ------------
Net unrealized appreciation        $  2,616,646
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro






M-336    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $395,925,598) including
  $46,744,542 market value of
  securities loaned                  $399,204,758
Cash                                    6,787,328
Cash denominated in foreign
  currencies
  (identified cost $886,298)              881,743
Receivables:
  Investment securities sold            2,382,038
  Dividends and interest                1,384,542
  Fund shares sold                         16,495
Other assets                                6,217
Unrealized appreciation on foreign
  currency forward contracts               15,564
                                     ------------
     Total assets                     410,678,685
                                     ------------

LIABILITIES:
Securities lending collateral          47,938,315
Payables:
  Investment securities purchased       2,804,602
  Fund shares redeemed                    281,551
  Manager (See Note 3)                    180,548
  Shareholder communication                69,404
  Professional fees                        28,827
  Custodian                                21,473
  NYLIFE Distributors (See Note 3)         11,440
  Directors                                 1,561
Accrued expenses                            1,435
Unrealized depreciation on foreign
  currency forward contracts               64,107
                                     ------------
     Total liabilities                 51,403,263
                                     ------------
Net assets                           $359,275,422
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    211,848
Additional paid-in capital            301,442,816
                                     ------------
                                      301,654,664
Accumulated undistributed net
  investment income                    15,761,907
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions        38,632,998
Net unrealized appreciation on
  investments                           3,279,160
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               (53,307)
                                     ------------
Net assets                           $359,275,422
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $306,442,622
                                     ============
Shares of capital stock outstanding    18,055,494
                                     ============
Net asset value per share
  outstanding                        $      16.97
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 52,832,800
                                     ============
Shares of capital stock outstanding     3,129,315
                                     ============
Net asset value per share
  outstanding                        $      16.88
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-337

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $  3,805,903
  Dividends (a)                          2,139,220
  Income from securities
     loaned--net                           179,492
                                      ------------
     Total income                        6,124,615
                                      ------------
EXPENSES:
  Manager (See Note 3)                     780,720
  Administration (See Note 3)              261,696
  Distribution and service--Service
     Class (See Note 3)                     67,916
  Custodian                                 54,259
  Professional fees                         43,562
  Shareholder communication                 36,455
  Miscellaneous                              9,985
  Directors                                  7,591
                                      ------------
     Total expenses                      1,262,184
                                      ------------
Net investment income                    4,862,431
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 (3,770,901)
  Written option transactions               66,265
  Foreign currency transactions            (12,273)
                                      ------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions         (3,716,909)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (33,562,061)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            (45,002)
                                      ------------
Net change in unrealized
  appreciation on investments and
  translation of other assets and
  liabilities in foreign currencies
  and forward currency forward
  contracts                            (33,607,063)
                                      ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (37,323,972)
                                      ------------
Net decrease in net assets
  resulting from operations           $(32,461,541)
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $75,239.



M-338    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007




                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  4,862,431   $ 10,866,626
 Net realized gain (loss) on
  investments, written option
  transactions and foreign
  currency transactions          (3,716,909)    43,918,509
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                  (33,607,063)   (21,687,680)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (32,461,541)    33,097,455
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --     (8,577,228)
    Service Class                        --     (1,187,850)
                               ---------------------------
                                         --     (9,765,078)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --    (25,978,319)
    Service Class                        --     (3,993,425)
                               ---------------------------
                                         --    (29,971,744)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --    (39,736,822)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          6,137,878     20,714,544
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends and
  distributions                          --     39,736,822
 Cost of shares redeemed        (47,010,832)   (85,087,776)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions         (40,872,954)   (24,636,410)
                               ---------------------------

    Net decrease in net
     assets                     (73,334,495)   (31,275,777)

NET ASSETS:
Beginning of period             432,609,917    463,885,694
                               ---------------------------
End of period                  $359,275,422   $432,609,917
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $ 15,761,907   $ 10,899,476
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-339

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  18.40     $  18.78    $  17.48    $  16.67    $  15.93    $  13.55
                             --------     --------    --------    --------    --------    --------
Net investment income            0.22(b)      0.47(b)     0.37(b)     0.33(b)     0.28(d)     0.27(b)
Net realized and
  unrealized gain (loss)
  on investments                (1.65)        0.97        1.30        0.75        0.74        2.39
Net realized and
  unrealized loss on
  foreign currency
  transactions                  (0.00)(c)       --          --          --          --          --
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                    (1.43)        1.44        1.67        1.08        1.02        2.66
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.45)      (0.12)      (0.27)      (0.28)      (0.28)
  From net realized gain
     on investments                --        (1.37)      (0.25)         --          --          --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (1.82)      (0.37)      (0.27)      (0.28)      (0.28)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  16.97     $  18.40    $  18.78    $  17.48    $  16.67    $  15.93
                             ========     ========    ========    ========    ========    ========
Total investment return
  (i)                           (7.78%)(g)    7.51%       9.50%       6.50%(e)    6.37%      19.68%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.54%+       2.42%       2.06%       1.96%       1.64%(d)    1.87%
  Net expenses                   0.61%+       0.58%       0.59%       0.37%       0.62%       0.61%
  Expenses (before
     reimbursement)              0.61%+       0.58%       0.59%       0.58%       0.62%       0.61%
Portfolio turnover rate            39%(f)       76%         61%(f)      76%(f)     111%         69%
Net assets at end of
  period (in 000's)          $306,443     $373,886    $408,052    $451,605    $523,683    $558,181




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(f)  The portfolio turnover rates not including mortgage dollar rolls were 37%, 51%
     and 39% for the period ended June 30, 2008, and the years ended December 31,
     2006 and 2005, respectively.
(g)  Total return is not annualized.
(h)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(i)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-340    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      ----------------------------------------------------------------------
                                                                   JUNE 4,
      SIX MONTHS                                                   2003(a)
         ENDED                                                     THROUGH
       JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER 31,
      ----------------------------------------------------------------------

         2008*        2007       2006       2005       2004         2003

        $ 18.33     $ 18.72    $ 17.43    $ 16.64    $ 15.92       $ 14.79
        -------     -------    -------    -------    -------       -------
           0.20(b)     0.42(b)    0.33(b)    0.29(b)    0.24(d)       0.14(b)
          (1.65)       0.97       1.29       0.73       0.73          1.26

          (0.00)(c)      --         --         --         --            --
        -------     -------    -------    -------    -------       -------
          (1.45)       1.39       1.62       1.02       0.97          1.40
        -------     -------    -------    -------    -------       -------

             --       (0.41)     (0.08)     (0.23)     (0.25)        (0.27)
             --       (1.37)     (0.25)        --         --            --
        -------     -------    -------    -------    -------       -------
             --       (1.78)     (0.33)     (0.23)     (0.25)        (0.27)
        -------     -------    -------    -------    -------       -------
        $ 16.88     $ 18.33    $ 18.72    $ 17.43    $ 16.64       $ 15.92
        =======     =======    =======    =======    =======       =======
          (7.89%)(g)   7.24%      9.23%      6.19%(e)   6.10%         9.47%(g)

           2.29%+      2.17%      1.81%      1.71%      1.39%(d)      1.62%+(h)
           0.86%+      0.83%      0.84%      0.62%      0.87%         0.86%+
           0.86%+      0.83%      0.84%      0.83%      0.87%         0.86%+
             39%(f)      76%        61%(f)     76%(f)    111%           69%
        $52,833     $58,724    $55,833    $48,909    $37,849        12,116




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-341

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       PORTFOLIOS
January 23, 1984     Bond and Common Stock
                     Portfolios
----------------------------------------------------
January 29, 1993     Capital Appreciation, Cash
                     Management, Government, S&P 500
                     Index and Total Return
                     Portfolios
----------------------------------------------------
May 1, 1995          High Yield Corporate Bond and
                     International Equity Portfolios
----------------------------------------------------
October 1, 1996      Convertible Portfolio
----------------------------------------------------
May 1, 1998          Developing Growth, ICAP Select
                     Equity and Large Cap Growth
                     Portfolios
----------------------------------------------------
July 2, 2001         Mid Cap Core, Mid Cap Growth,
                     Mid Cap Value and Small Cap
                     Growth Portfolios
----------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
----------------------------------------------------
February 13, 2006    Conservative Allocation, Growth
                     Allocation, Moderate Allocation
                     and Moderate Growth Allocation
                     Portfolios
----------------------------------------------------



The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios, which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       PORTFOLIOS
June 4, 2003         Bond, Government, High Yield
                     Corporate Bond and Total Return
                     Portfolios
----------------------------------------------------
June 5, 2003         Capital Appreciation, Common
                     Stock, Convertible, Developing
                     Growth, ICAP Select Equity,
                     International Equity, Mid Cap
                     Core, Mid Cap Growth, Mid Cap
                     Value, S&P 500 Index and Small
                     Cap Growth Portfolios
----------------------------------------------------
June 6, 2003         Large Cap Growth Portfolio
----------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
----------------------------------------------------
February 13, 2006    Conservative Allocation, Growth
                     Allocation, Moderate Allocation
                     and Moderate Growth Allocation
                     Portfolios
----------------------------------------------------



The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek a superior total return.



M-342    MainStay VP Series Fund, Inc.

INTERNATIONAL EQUITY: to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") operate as a "funds-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as Funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust and ICAP Funds, Inc. and Eclipse Funds Inc., each a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("underlying funds").

The High Yield Corporate Bond Portfolio invests primarily in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3), in consultation with a Portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with a Portfolio's subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each day the Portfolios are open for business. Investments in underlying funds are valued at their net asset value at the close of business each day. Investments in other mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Investments in money market funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans. As of June 30, 2008, 100% of total investments in loans were valued based on prices from such services. Options and futures contracts are valued at

                                               mainstayinvestments.com     M-343
the last posted settlement price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Portfolios' Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At June 30, 2008, the Bond, Convertible, Government, High Yield Corporate Bond and Total Return Portfolios held securities with values of $3,474,975, $234, $2,257,472, $3,341,120 and $944,187,
respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios, including the International Equity Portfolio principally trade, and the time at which the Portfolios' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Portfolio's policies and procedures.

The Portfolios adopted Financial Accounting Standards Board (The "FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for the fiscal year beginning January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios utilized the following fair value techniques: a multi-dimensional relational pricing model, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.



M-344    MainStay VP Series Fund, Inc.

The following is a summary of the inputs used as of June 30, 2008 in valuing each Portfolio's investments carried at value:

ASSET VALUATION INPUTS

                                    INVESTMENTS IN SECURITIES                                OTHER FINANCIAL INSTRUMENTS*
                          --------------------------------------------                  --------------------------------------
                                               LEVEL 2--                                               LEVEL 2--
                                                   OTHER     LEVEL 3--                                     OTHER     LEVEL 3--
                               LEVEL 1--     SIGNIFICANT   SIGNIFICANT                    LEVEL 1--  SIGNIFICANT   SIGNIFICANT
                                  QUOTED      OBSERVABLE  UNOBSERVABLE                       QUOTED   OBSERVABLE  UNOBSERVABLE
                                  PRICES          INPUTS        INPUTS           TOTAL       PRICES       INPUTS        INPUTS
Balanced Portfolio        $  104,782,460  $   87,024,663    $       --  $  191,807,123  $   (68,085)         $--           $--
------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                        --     831,955,180     3,474,975     835,430,155       82,688           --            --
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
  Portfolio                  576,349,938      28,865,286            --     605,215,224           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Cash Management
  Portfolio                           --     842,931,139            --     842,931,139           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio       894,618,220      62,092,466            --     956,710,686           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation
  Portfolio                  230,193,862              --            --     230,193,862           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Convertible Portfolio        108,863,861     299,236,974           234     408,101,069           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Developing Growth
  Portfolio                   79,974,895      26,146,482            --     106,121,377           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio        1,998,335     290,693,914            --     292,692,249           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Government Portfolio                  --     379,815,804     2,257,472     382,073,276           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Growth Allocation
  Portfolio                  196,921,193              --            --     196,921,193           --           --            --
------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate
  Bond Portfolio              18,619,290   1,246,321,444     3,341,120   1,268,281,854           --           --            --
------------------------------------------------------------------------------------------------------------------------------
ICAP Select Equity
  Portfolio                  927,374,137      49,743,795            --     977,117,932           --           --            --
------------------------------------------------------------------------------------------------------------------------------
International Equity
  Portfolio                  118,443,841     500,190,418            --     618,634,259   (2,201,449)          --            --
------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth
  Portfolio                  335,032,898      26,907,036            --     361,939,934           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio       322,884,037      45,535,010            --     368,419,047           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio     288,422,992      58,088,597            --     346,511,589           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio      368,205,852      53,602,537            --     421,808,389           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Moderate Allocation
  Portfolio                  349,488,889              --            --     349,488,889           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Moderate Growth
  Allocation Portfolio       404,833,923              --            --     404,833,923           --           --            --
------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio    1,194,143,598      63,610,972            --   1,257,754,570     (893,439)          --            --
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
  Portfolio                  126,623,036      32,411,857            --     159,034,893           --           --            --
------------------------------------------------------------------------------------------------------------------------------
Total Return Portfolio       225,722,232     172,538,339       944,187     399,204,758      (48,543)          --            --
------------------------------------------------------------------------------------------------------------------------------

                                TOTAL
Balanced Portfolio        $   (68,085)
-------------------------------------
Bond Portfolio                 82,688
-------------------------------------
Capital Appreciation
  Portfolio                        --
-------------------------------------
Cash Management
  Portfolio                        --
-------------------------------------
Common Stock Portfolio             --
-------------------------------------
Conservative Allocation
  Portfolio                        --
-------------------------------------
Convertible Portfolio              --
-------------------------------------
Developing Growth
  Portfolio                        --
-------------------------------------
Floating Rate Portfolio            --
-------------------------------------
Government Portfolio               --
-------------------------------------
Growth Allocation
  Portfolio                        --
-------------------------------------
High Yield Corporate
  Bond Portfolio                   --
-------------------------------------
ICAP Select Equity
  Portfolio                        --
-------------------------------------
International Equity
  Portfolio                (2,201,449)
-------------------------------------
Large Cap Growth
  Portfolio                        --
-------------------------------------
Mid Cap Core Portfolio             --
-------------------------------------
Mid Cap Growth Portfolio           --
-------------------------------------
Mid Cap Value Portfolio            --
-------------------------------------
Moderate Allocation
  Portfolio                        --
-------------------------------------
Moderate Growth
  Allocation Portfolio             --
-------------------------------------
S&P 500 Index Portfolio      (893,439)
-------------------------------------
Small Cap Growth
  Portfolio                        --
-------------------------------------
Total Return Portfolio        (48,543)
-------------------------------------



* Other financial instruments include futures and foreign forward currency contracts.


                                               mainstayinvestments.com     M-345

At June 30, 2008, Portfolios that had a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value are shown below:

BOND PORTFOLIO

                          INVESTMENTS IN   OTHER FINANCIAL
                              SECURITIES       INSTRUMENTS
Balance as of 12/31/2007      $       --               $--
Accrued
  discounts/premiums                   1                --
Realized gain (loss)                   7                --*
Change in unrealized
  appreciation/deprecia-
  tion                          (211,981)               --
Net purchases (sales)           (957,787)               --
Net transfers in and/or
  out of Level 3               4,644,735                --
----------------------------------------------------------
Balance as of 6/30/08         $3,474,975               $--
----------------------------------------------------------
Net change in unrealized
  appreciation/deprecia-
  tion from investments
  still held as of
  6/30/08                     $ (211,981)              $--


* The realized gain (loss) earned the period ended 6/30/2008 for other financial instruments was $0.

CONVERTIBLE PORTFOLIO

                          INVESTMENTS IN   OTHER FINANCIAL
                              SECURITIES       INSTRUMENTS
Balance as of 12/31/2007       $ 210,421               $--
Accrued
  discounts/premiums                  --                --
Realized gain (loss)                  --                --*
Change in unrealized
  appreciation/deprecia-
  tion                          (210,187)               --
Net purchases (sales)                 --                --
Net transfers in and/or
  out of Level 3                      --                --
----------------------------------------------------------
Balance as of 6/30/08          $     234               $--
----------------------------------------------------------
Net change in unrealized
  appreciation/deprecia-
  tion from investments
  still held as of
  6/30/08                      $(210,187)              $--


* The realized gain (loss) earned the period ended 6/30/2008 for other financial instruments was $0.

GOVERNMENT PORTFOLIO

                          INVESTMENTS IN   OTHER FINANCIAL
                              SECURITIES       INSTRUMENTS
Balance as of 12/31/2007      $1,748,129               $--
Accrued
  discounts/premiums                 225                --
Realized gain (loss)                  63                --*
Change in unrealized
  appreciation/deprecia-
  tion                             6,125                --
Net purchases (sales)            502,930                --
Net transfers in and/or
  out of Level 3                      --                --
----------------------------------------------------------
Balance as of 6/30/08         $2,257,472               $--
----------------------------------------------------------
Net change in unrealized
  appreciation/deprecia-
  tion from investments
  still held as of
  6/30/08                     $    6,125               $--


* The realized gain (loss) earned the period ended 6/30/2008 for other financial instruments was $0.

HIGH YIELD CORPORATE BOND PORTFOLIO

                          INVESTMENTS IN   OTHER FINANCIAL
                              SECURITIES       INSTRUMENTS
Balance as of 12/31/2007     $ 5,855,346               $--
Accrued
  discounts/premiums          (1,436,081)               --
Realized gain (loss)               7,278                --*
Change in unrealized
  appreciation/deprecia-
  tion                        (5,084,618)               --
Net purchases (sales)            (35,805)               --
Net transfers in and/or
  out of Level 3               4,035,000                --
----------------------------------------------------------
Balance as of 6/30/08        $ 3,341,120               $--
----------------------------------------------------------
Net change in unrealized
  appreciation/deprecia-
  tion from investments
  still held as of
  6/30/08                    $(5,084,618)              $--


* The realized gain (loss) earned during the period ended 6/30/2008 for other financial instruments was $0.



M-346    MainStay VP Series Fund, Inc.

TOTAL RETURN PORTFOLIO

                          INVESTMENTS IN   OTHER FINANCIAL
                              SECURITIES       INSTRUMENTS
Balance as of 12/31/2007        $955,192               $--
Accrued
  discounts/premiums             (17,166)               --
Realized gain (loss)                 (18)               --*
Change in unrealized
  appreciation/deprecia-
  tion                           (29,013)               --
Net purchases (sales)             (9,808)               --
Net transfers in and/or
  out of Level 3                  45,000                --
----------------------------------------------------------
Balance as of 6/30/08           $944,187               $--
----------------------------------------------------------
Net change in unrealized
  appreciation/deprecia-
  tion from investments
  still held as of
  6/30/08                       $(29,013)              $--


* The realized gain (loss) earned during the period ended 6/30/2008 for other financial instruments was $0.

(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Portfolios' 2007 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact to the Portfolios' financial statements upon adoption. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolios, at net asset value. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the underlying portfolios are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the underlying portfolios in which they invest. Because the underlying portfolios have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the underlying portfolios at different times, the amount of fees and

                                               mainstayinvestments.com     M-347
expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6.)

(I) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Portfolios' Board of Directors. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreements. The underlying collateral is valued daily on a marked-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan assignments and loan participations. Loan assignments and loan participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Portfolios invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.



M-348    MainStay VP Series Fund, Inc.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(K) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Balanced Portfolio, Bond Portfolio and S&P 500 Index Portfolio invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill their investment objectives. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contacts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges that minimize counterparty credit risks.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond, International Equity and Total Return Portfolios enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance their returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes

                                               mainstayinvestments.com     M-349
as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6.)

(N) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O) SECURITIES LENDING. In order to realize additional income a Portfolio, other than the Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

(P) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Convertible, High Yield Corporate Bond and Total Return Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(Q) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGEMENT, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios of the Fund under a Restated Management Agreement. The Balanced, Bond, Common Stock, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth and Total Return Portfolios, under a Subadvisory Agreement with NYLIM. Institutional Capital LLC ("ICAP"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the ICAP Select Equity Portfolio. Pursuant to a Subadvisory Agreement with NYLIM, Lord Abbett & Co. serves as subadvisor to the Developing Growth Portfolio; and Winslow Capital Management, Inc. serves as the subadvisor to the Large Cap Growth Portfolio. Pursuant to the terms of Subadvisory Agreements between NYLIM and the Subadvisors, NYLIM pays for the services of each Subadvisor.

As manager, NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for


M-350    MainStay VP Series Fund, Inc.

the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreement referenced above.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, SSBT is compensated by NYLIM.

Effective May 1, 2008, the Fund, on behalf of each Portfolio, pays NYLIM in its capacity as the Portfolios' investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                     ANNUAL RATE
Balanced Portfolio                          0.75%(a)
-------------------------------------------------
Bond Portfolio                              0.50%(b)
-------------------------------------------------
Capital Appreciation Portfolio              0.61%(c)
-------------------------------------------------
Cash Management Portfolio                   0.45%(d)
-------------------------------------------------
Common Stock Portfolio                      0.55%(e)
-------------------------------------------------
Conservative Allocation Portfolio           0.00%
-------------------------------------------------
Convertible Portfolio                       0.60%(c)
-------------------------------------------------
Developing Growth Portfolio                 0.80%(f)
-------------------------------------------------
Floating Rate Portfolio                     0.60%
-------------------------------------------------
Government Portfolio                        0.50%(b)
-------------------------------------------------
Growth Allocation Portfolio                 0.00%
-------------------------------------------------
High Yield Corporate Bond Portfolio         0.57%(g)
-------------------------------------------------
ICAP Select Equity Portfolio                0.80%(h)
-------------------------------------------------
International Equity Portfolio              0.89%(i)
-------------------------------------------------
Large Cap Growth Portfolio                  0.75%(j)
-------------------------------------------------
Mid Cap Core Portfolio                      0.85%(k)
-------------------------------------------------
Mid Cap Growth Portfolio                    0.75%(l)
-------------------------------------------------
Mid Cap Value Portfolio                     0.70%(m)
-------------------------------------------------
Moderate Allocation Portfolio               0.00%
-------------------------------------------------
Moderate Growth Allocation
  Portfolio                                 0.00%
-------------------------------------------------
S&P 500 Index Portfolio                     0.30%(n)
-------------------------------------------------
Small Cap Growth Portfolio                  0.90%(o)
-------------------------------------------------
Total Return Portfolio                      0.57%(p)
-------------------------------------------------



(a) On assets up to $1 billion, and 0.70% on assets in excess of $1 billion.

(b) On assets up to $500 million, 0.475% from $500 million to $1 billion, and 0.45% on assets in excess of $1 billion.

(c) On assets up to $1 billion, and 0.50% on assets in excess of $1 billion.

(d) On assets up to $500 million, 0.40% from $500 million to $1 billion, and 0.35% on assets in excess of $1 billion.

(e) On assets up to $500 million, 0.525% from $500 million to $1 billion, and 0.50% on assets in excess of $1 billion.

(f) On assets up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion, and 0.70% on assets in excess of $1 billion.

(g) On assets up to $1 billion, 0.55% from $1 billion to $5 billion, and 0.525% on assets in excess of $5 billion.

(h) On assets up to $250 million, 0.75% from $250 million to $1 billion, and 0.74% on assets in excess of $1 billion. Effective May 1, 2008, NYLIM contractually agreed to waive a portion of its advisory fee to 0.75% on assets up to $250 million, 0.70% from $250 million to $1 billion, and 0.69% in excess of $1 billion. This waiver will be in effect through May 1, 2009 and may be modified only with board approval. For the period May 1, 2008 through June 30, 2008, the Manager waived its fees in the amount of $71,910, which is not recoupable.

(i) On assets up to $500 million, and 0.85% on assets in excess of $500 million.

(j) On assets up to $500 million, 0.725% from $500 million to $1 billion, and 0.70% on assets in excess of $1 billion. The subadvisory fee agreement between NYLIM and the subadviser includes breakpoints based on the aggregation of assets of all NYLIM-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, NYLIM may provide a management fee waiver as breakpoints are reached. For the period May 1, 2008 through June 30, 2008, the Manager waived $13,757, which is not recoupable.

(k) On assets up to $1 billion, and 0.80% on assets in excess of $1 billion.

(l) On assets up to $500 million, and 0.70% on assets in excess of $500 million.

(m) On assets up to $500 million, and 0.65% on assets in excess of $500 million.

(n) On assets up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion, and 0.25% on assets in excess of $3 billion. Effective May 1, 2008, NYLIM voluntarily agreed to waive a portion of its advisory fee to 0.25% on assets up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion, and 0.20% on assets in excess of $3 billion. For the period May 1, 2008 through June 30, 2008, the Manager waived its fees in the amount of $107,647, which is not recoupable.

(o) On assets up to $1 billion, and 0.85% on assets in excess of $1 billion.

(p) On assets up to $1 billion, and 0.55% on assets in excess of $1 billion.

Prior to May 1, 2008, the Fund, on behalf of the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative

                                               mainstayinvestments.com     M-351
services performed at an annual percentage of the average daily net assets of the Portfolios as follows:

                                     ANNUAL RATE
Balanced Portfolio                          0.75%
-------------------------------------------------
Conservative Allocation Portfolio           0.00%
-------------------------------------------------
Floating Rate Portfolio                     0.60%
-------------------------------------------------
Growth Allocation Portfolio                 0.00%
-------------------------------------------------
Mid Cap Core Portfolio                      0.85%(a)
-------------------------------------------------
Mid Cap Growth Portfolio                    0.75%
-------------------------------------------------
Mid Cap Value Portfolio                     0.70%
-------------------------------------------------
Moderate Allocation Portfolio               0.00%
-------------------------------------------------
Moderate Growth Allocation
  Portfolio                                 0.00%
-------------------------------------------------
Small Cap Growth Portfolio                  0.90%
-------------------------------------------------



(a) Effective January 1, 2007, NYLIM contractually agreed to waive a portion of its management fee to 0.80% for assets over $500 million. For the period January 1, 2008, through April 30, 2008, it was not necessary for NYLIM to waive any fees.

The 13 remaining Portfolios paid separate fees for advisory and administrative services. The Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 13 Portfolios also paid NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                     ANNUAL RATE
Bond Portfolio                              0.25%
-------------------------------------------------
Capital Appreciation Portfolio              0.36%
-------------------------------------------------
Cash Management Portfolio                   0.25%(a)
-------------------------------------------------
Common Stock Portfolio                      0.25%
-------------------------------------------------
Convertible Portfolio                       0.36%
-------------------------------------------------
Developing Growth Portfolio                 0.60%(b)
-------------------------------------------------
Government Portfolio                        0.30%
-------------------------------------------------
High Yield Corporate Bond Portfolio         0.30%
-------------------------------------------------
ICAP Select Equity Portfolio                0.60%(c)
-------------------------------------------------
International Equity Portfolio              0.60%
-------------------------------------------------
Large Cap Growth Portfolio                  0.50%(d)
-------------------------------------------------
S&P 500 Index Portfolio                     0.10%(e)
-------------------------------------------------
Total Return Portfolio                      0.32%
-------------------------------------------------



(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

(b) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

(c) Prior to May 1, 2008, NYLIM contractually agreed to waive a portion of its advisory fee to 0.55% on assets up to $250 million and 0.50% in excess of $250 million. Without this contractual waiver, the actual advisory fee would have been 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. For the period January 1, 2008 through April 30, 2008, NYLIM waived its fees in the amount of $65,339, which is not recoupable.

(d) On assets up to $200 million and 0.40% on assets in excess of $200 million. The Subadvisory Agreement between NYLIM and the subadviser includes breakpoints based on the aggregate of assets of all NYLIM-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, NYLIM may provide a management fee waiver as breakpoints in the subadvisory agreement are reached. For the period January 1, 2008, through April 30, 2008, NYLIM waived $18,219, which is not recoupable.

(e) Prior to May 1, 2008, NYLIM contractually agreed to waive a portion of its advisory fee to 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would have been 0.10% on assets up to $1 billion and 0.075% on assets in excess of $1 billion. For the period January 1, 2008, through April 30, 2008, NYLIM waived its fees in the amount of $216,369, which is not recoupable.

On March 17, 2008, shareholders of the above listed 13 Portfolios approved a Restated Management Agreement that consolidated the investment advisory services and administrative services provided to the Portfolios by NYLIM. A new fee schedule and breakpoints, which are detailed on the previous page, were also approved by shareholders. The Restated Management Agreement and fees became effective on May 1, 2008.

NYLIM has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class shares, (excluding underlying fund expenses) do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

At June 30, 2008, the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolio's had no amounts available for recoupment.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.



M-352    MainStay VP Series Fund, Inc.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) CAPITAL. At June 30, 2008, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

 CONSERVATIVE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        4.72%
----------------------------------------------
MainStay 130/30 Growth Equity Fund
  Class I                                3.25
----------------------------------------------
MainStay 130/30 High Yield Fund Class
  I                                      9.06
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                2.88
----------------------------------------------
MainStay Growth Equity Fund Class I      5.23
----------------------------------------------
MainStay ICAP Equity Fund Class I        1.45
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.93
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                      4.57
----------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                                2.21
----------------------------------------------
MainStay MAP Fund Class I                0.57
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                 17.53
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          2.37
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                         26.61
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                0.93
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                2.08
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                1.30
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          6.39
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                          0.04
----------------------------------------------




 GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        7.61%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      6.38
----------------------------------------------
MainStay 130/30 International Fund
  Class I                               10.09
----------------------------------------------
MainStay Growth Equity Fund Class I     10.89
----------------------------------------------
MainStay ICAP Equity Fund Class I        2.21
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      3.25
----------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                               13.73
----------------------------------------------
MainStay MAP Fund Class I                1.90
----------------------------------------------
MainStay VP Capital Appreciation Fund
  Initial Class                          0.08
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          4.55
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                3.17
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                4.53
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                         13.97
----------------------------------------------




 MODERATE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I       11.22%
----------------------------------------------
MainStay 130/30 Growth Equity Fund
  Class I                                8.68
----------------------------------------------
MainStay 130/30 High Yield Fund Class
  I                                      9.24
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                8.69
----------------------------------------------
MainStay Growth Equity Fund Class I     11.25
----------------------------------------------
MainStay ICAP Equity Fund Class I        2.75
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      2.81
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                      4.69
----------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                               11.48
----------------------------------------------
MainStay MAP Fund Class I                1.41
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                 17.95
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          5.17
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                         27.60
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                0.95
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                3.94
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                3.91
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                         14.21
----------------------------------------------




 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I       12.97%
----------------------------------------------
MainStay 130/30 Growth Equity Fund
  Class I                               21.32
----------------------------------------------
MainStay 130/30 High Yield Fund Class
  I                                     10.89
----------------------------------------------
MainStay 130/30 International Fund
  Class I                               15.19
----------------------------------------------
MainStay Growth Equity Fund Class I     20.69
----------------------------------------------
MainStay ICAP Equity Fund Class I        3.59
----------------------------------------------
MainStay ICAP International Fund Class
  I                                      4.93
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                      1.84
----------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                               21.40
----------------------------------------------
MainStay MAP Fund Class I                2.41
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  7.05
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                          7.34
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                         32.46
----------------------------------------------


                                               mainstayinvestments.com     M-353

 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                1.12
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                5.14
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                6.85
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                         23.40
----------------------------------------------
MainStay VP S&P 500 Index Fund Initial
  Class                                  0.19
----------------------------------------------



(E) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the six months ended June 30, 2008, these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                      $ 2,677
-----------------------------------------------
Bond Portfolio                            9,319
-----------------------------------------------
Capital Appreciation Portfolio            9,370
-----------------------------------------------
Cash Management Portfolio                 9,668
-----------------------------------------------
Common Stock Portfolio                   13,162
-----------------------------------------------
Conservative Allocation Portfolio         2,704
-----------------------------------------------
Convertible Portfolio                     5,325
-----------------------------------------------
Developing Growth Portfolio               1,195
-----------------------------------------------
Floating Rate Portfolio                   4,288
-----------------------------------------------
Government Portfolio                      4,049
-----------------------------------------------
Growth Allocation Portfolio               2,518
-----------------------------------------------
High Yield Corporate Bond Portfolio      19,337
-----------------------------------------------
ICAP Select Equity Portfolio              7,679
-----------------------------------------------
International Equity Portfolio            8,650
-----------------------------------------------
Large Cap Growth Portfolio                4,595
-----------------------------------------------
Mid Cap Core Portfolio                    4,672
-----------------------------------------------
Mid Cap Growth Portfolio                  4,841
-----------------------------------------------
Mid Cap Value Portfolio                   5,875
-----------------------------------------------
Moderate Allocation Portfolio             4,197
-----------------------------------------------
Moderate Growth Allocation Portfolio      5,044
-----------------------------------------------
S&P 500 Index Portfolio                  18,518
-----------------------------------------------
Small Cap Growth Portfolio                2,004
-----------------------------------------------
Total Return Portfolio                    5,578
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At December 31, 2007, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2007, as if they arose on January 1, 2008.

                                                   CAPITAL/
                      CAPITAL LOSS                 CURRENCY
                         AVAILABLE   AMOUNTS  LOSS DEFERRED
                           THROUGH   (000'S)        (000'S)
Capital Appreciation
  Portfolio                   2011  $  1,045
                              2012    37,973
-----------------------------------------------------------
                                    $ 39,018        $ 6,874
-----------------------------------------------------------
Cash Management
  Portfolio                   2014  $      3
-----------------------------------------------------------
                                    $      3        $    --
-----------------------------------------------------------
Convertible
  Portfolio                                         $   421
-----------------------------------------------------------
Floating Rate
  Portfolio                   2013  $    283
                              2014       223
                              2015       529
-----------------------------------------------------------
                                    $  1,035        $   150
-----------------------------------------------------------
Government Portfolio          2008  $  1,695
                              2012     2,240
                              2014     2,284
                              2015       354
-----------------------------------------------------------
                                    $  6,573        $    73
-----------------------------------------------------------
High Yield Corporate
  Bond Portfolio              2010  $ 13,469
                              2011    61,979
-----------------------------------------------------------
                                    $ 75,448        $    --
-----------------------------------------------------------
Large Cap Growth
  Portfolio                   2009  $ 56,879
                              2010    37,086
                              2012       294
                              2014       941
-----------------------------------------------------------
                                    $ 95,200        $    --
-----------------------------------------------------------
S&P 500 Index
  Portfolio                   2010  $ 50,761
                              2011    14,323
                              2012     1,932
                              2013    17,352
                              2014    29,971
-----------------------------------------------------------
                                    $114,339        $    --
-----------------------------------------------------------
Small Cap Growth
  Portfolio                         $     --        $15,670
-----------------------------------------------------------
Total Return
  Portfolio                         $     --        $   325
-----------------------------------------------------------



Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2007, represent tax-based distributions


M-354    MainStay VP Series Fund, Inc.

of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                        2007
                      ---------------------------------------
                               TAX-BASED            TAX-BASED
                      DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                         ORDINARY INCOME      LONG-TERM GAINS
Balanced Portfolio           $ 5,703,520          $ 5,927,185
-------------------------------------------------------------
Common Stock
  Portfolio                   32,400,996           56,012,350
-------------------------------------------------------------
Conservative
  Allocation
  Portfolio                    4,621,670            2,537,526
-------------------------------------------------------------
Growth Allocation
  Portfolio                    2,243,659            6,062,287
-------------------------------------------------------------
ICAP Select Equity
  Portfolio                    4,232,786            9,192,786
-------------------------------------------------------------
International Equity
  Portfolio                   14,819,233           30,656,294
-------------------------------------------------------------
Mid Cap Core
  Portfolio                    8,432,100           28,864,139
-------------------------------------------------------------
Mid Cap Value
  Portfolio                   17,230,067           27,528,121
-------------------------------------------------------------
Moderate Allocation
  Portfolio                    6,213,330            5,443,582
-------------------------------------------------------------
Moderate Growth
  Allocation
  Portfolio                    6,707,710            9,934,098
-------------------------------------------------------------
Total Return
  Portfolio                   11,999,880           27,736,942
-------------------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of June 30, 2008, the following Portfolios held unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE PORTFOLIO

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
Bausch and Lomb, Inc.
     Delayed Draw Term
       Loan
     due 4/24/15              $160,000       $ (3,147)
Community Health Systems,
  Inc.
     Delayed Draw Term
       Loan
     due 7/25/14               139,211         (8,319)
Telesat Canada
     U.S. Delayed Draw Term Loan
     due 10/31/14               50,394           (933)
-----------------------------------------------------
                                             $(12,399)
-----------------------------------------------------



HIGH YIELD CORPORATE BOND PORTFOLIO

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
Community Health Systems,
  Inc.
     Delayed Draw Term
       Loan
     due 7/25/14              $604,868      $ (29,176)
LNR Property Corp.
     Tranche A2 Term Loan
     due 7/12/09               457,500        (82,350)
-----------------------------------------------------
                                            $(111,526)
-----------------------------------------------------



The commitments are available until the maturity date of the respective security.

NOTE 6--FOREIGN CURRENCY, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of June 30, 2008, the following Portfolios held foreign currency:

HIGH YIELD CORPORATE BOND

                           CURRENCY       COST      VALUE
Canadian Dollar           C$205,125   $206,831   $201,162
---------------------------------------------------------
                                      $206,831   $201,162
---------------------------------------------------------



INTERNATIONAL EQUITY PORTFOLIO

                         CURRENCY          COST         VALUE
Australian Dollar   A$  3,584,767   $ 3,102,616   $ 3,436,537
Danish Krone       DKK  5,606,653     1,100,048     1,183,687
Euro                 E  7,474,250    11,660,018    11,767,832
Japanese Yen         Y256,724,089     2,431,770     2,417,706
Norwegian Krone    NOK     36,210         7,031         7,110
Pound Sterling       L  2,321,132     4,571,394     4,623,347
Singapore Dollar   SGD    388,050       285,057       285,216
Swedish Krona      SEK 57,300,495     9,590,068     9,514,482
Swiss Franc        CHF    811,900       782,982       794,773
-------------------------------------------------------------
                                    $33,530,984   $34,030,690
-------------------------------------------------------------



TOTAL RETURN PORTFOLIO

                            CURRENCY       COST      VALUE
Australian Dollar       A$    28,441   $ 25,464   $ 27,265
Danish Krone           DKK    21,157      4,146      4,467
Euro                     E   185,132    288,719    291,481
Japanese Yen             Y30,983,183    303,489    291,785
Norwegian Krone        NOK     1,020        199        200
Pound Sterling           L    53,341    105,050    106,247
Singapore Dollar       SGD    10,850      7,966      7,975
Swedish Krona          SEK   696,059    115,299    115,577
Swiss Franc            CHF    37,538     35,966     36,746
----------------------------------------------------------
                                       $886,298   $881,743
----------------------------------------------------------





                                               mainstayinvestments.com     M-355

As of June 30, 2008, the following Portfolios held foreign currency forward contracts:

INTERNATIONAL EQUITY PORTFOLIO

                                                    CONTRACT            CONTRACT        UNREALIZED
                                                      AMOUNT              AMOUNT     APPRECIATION/
                                                   PURCHASED                SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
--------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 8/11/08                             A$  8,574,175      $    8,028,000       $   149,038
--------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  9/12/08                                       L  5,260,485          10,150,000           271,038
--------------------------------------------------------------------------------------------------

                                                    CONTRACT            CONTRACT
                                                      AMOUNT              AMOUNT
                                                        SOLD           PURCHASED
Foreign Currency Sale Contracts:
--------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 7/28/08         E 15,300,000      Y2,425,050,000        (1,188,627)
--------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 10/21/08        E 14,654,000      Y2,419,815,020           (14,205)
--------------------------------------------------------------------------------------------------
Euro vs. Swedish Krona, expiring 9/5/08         E  6,520,000    SEK   60,939,245          (148,775)
--------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring
  10/7/08                                     SEK111,250,000      Y1,906,546,875          (324,379)
--------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring
  7/10/08                                     CHF 34,720,000      Y3,507,414,400          (945,539)
--------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign
  currency forward contracts                                                           $(2,201,449)
--------------------------------------------------------------------------------------------------



TOTAL RETURN PORTFOLIO

                                                   CONTRACT          CONTRACT        UNREALIZED
                                                     AMOUNT            AMOUNT     APPRECIATION/
                                                  PURCHASED              SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
-----------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  8/11/08                                         A$480,615       $   450,000          $  8,354
-----------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  9/12/08                                          L139,934           270,000             7,210
-----------------------------------------------------------------------------------------------

                                                   CONTRACT          CONTRACT
                                                     AMOUNT            AMOUNT
                                                       SOLD         PURCHASED
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 7/28/08            E530,000       Y84,005,000           (41,175)
-----------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 10/21/08           E530,000       Y87,518,900              (514)
-----------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring
  7/10/08                                        CHF823,200       Y83,159,664           (22,418)
-----------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency
  forward contracts                                                                    $(48,543)
-----------------------------------------------------------------------------------------------






M-356    MainStay VP Series Fund, Inc.

During the six months ended June 30, 2008, the following Portfolios had transactions in the following written options:

INTERNATIONAL EQUITY PORTFOLIO

                              NUMBER OF      PREMIUMS
                              CONTRACTS      RECEIVED
Options outstanding at
  December 31, 2007              10,776   $   780,860
-----------------------------------------------------
Options--Written                  6,187       721,580
-----------------------------------------------------
Options--Canceled in Closing
  Transactions                  (16,963)   (1,502,440)
-----------------------------------------------------
Options outstanding at June
  30, 2008                           --   $        --
-----------------------------------------------------



MID CAP VALUE PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options outstanding at
  December 31, 2007                  600   $ 133,198
----------------------------------------------------
Options--Written                     600     109,198
----------------------------------------------------
Options--Canceled in Closing
  Transactions                    (1,200)   (242,396)
----------------------------------------------------
Options outstanding at June
  30, 2008                            --   $      --
----------------------------------------------------



TOTAL RETURN PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options outstanding at
  December 31, 2007                   --   $      --
----------------------------------------------------
Options--Written                    (554)    244,698
----------------------------------------------------
Options--Canceled in Closing
  Transactions                       554    (244,698)
----------------------------------------------------
Options outstanding at June
  30, 2008                            --   $      --
----------------------------------------------------



As of June 30, 2008, the following Portfolios held restricted securities:

CONVERTIBLE PORTFOLIO

                                           DATE OF     PRINCIPAL               6/30/08   PERCENT OF
 SECURITY                              ACQUISITION        AMOUNT       COST      VALUE   NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due
     12/19/08                               5/4/01    $2,335,418        $--       $234          0.0%(a)
---------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                         NUMBER OF
                                                         WARRANTS/
                                                         PRINCIPAL
                                           DATE(S) OF      AMOUNT/                    6/30/08   PERCENT OF
 SECURITY                                 ACQUISITION       SHARES          COST        VALUE   NET ASSETS
At Home Corp.
  Convertible Bond 0.525% due
     12/28/18                                 8/31/01   $1,869,975   $        --   $      187          0.0%(a)
  Convertible Bond 4.75% due
     12/19/08                                 8/27/01    9,032,054        58,488          903          0.0(a)
----------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                                8/31/07      409,133     4,655,813    1,391,052          0.1
  Warrants Strike Price $0.01
     Expire 7/31/08                           8/31/07        3,304           979       11,201          0.0(a)
----------------------------------------------------------------------------------------------------------
QuadraMed Corp
  Convertible Preferred Stock
     5.50%                          6/16/2004-2/1/006      278,000     6,646,200    5,977,000          0.4
----------------------------------------------------------------------------------------------------------
                                                                     $11,361,480   $7,380,343          0.5%
----------------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.


                                               mainstayinvestments.com     M-357

TOTAL RETURN PORTFOLIO

                                                DATE OF                        6/30/08   PERCENT OF
 SECURITY                                   ACQUISITION   SHARES       COST      VALUE   NET ASSETS
QuadraMed Corp.
  Convertible Preferred Stock 5.50%             6/16/04    4,900   $122,500   $105,350          0.0%(a)
---------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.

NOTE 7--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These affiliated funds and the Portfolios pay a commitment fee, at an annual rate of 0.060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the affiliated funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Portfolios on this line of credit during the six months ended June 30, 2008.




M-358    MainStay VP Series Fund, Inc.

                        This page intentionally left blank


                                               mainstayinvestments.com     M-359

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2008, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                        BALANCED                    BOND
                        PORTFOLIO                 PORTFOLIO
                  --------------------    ------------------------
                  PURCHASES     SALES      PURCHASES       SALES
U.S. Government
  Securities       $ 4,358     $    --    $1,161,874    $1,075,082
------------------------------------------------------------------
All Others          62,800      81,402       308,791       338,033
------------------------------------------------------------------
Total              $67,158     $81,402    $1,470,665    $1,413,115
------------------------------------------------------------------





                      CONSERVATIVE
                       ALLOCATION              CONVERTIBLE
                        PORTFOLIO               PORTFOLIO
                  --------------------    ---------------------
                  PURCHASES     SALES     PURCHASES      SALES
U.S. Government
  Securities       $    --     $    --     $     --    $     --
---------------------------------------------------------------
All Others          97,595      41,619      210,814     204,359
---------------------------------------------------------------
Total              $97,595     $41,619     $210,814    $204,359
---------------------------------------------------------------





                       GOVERNMENT           GROWTH ALLOCATION
                        PORTFOLIO               PORTFOLIO
                  --------------------    --------------------
                  PURCHASES     SALES     PURCHASES     SALES
U.S. Government
  Securities       $138,532    $66,424     $    --     $    --
--------------------------------------------------------------
All Others            6,032     11,098      66,694      34,122
--------------------------------------------------------------
Total              $144,564    $77,522     $66,694     $34,122
--------------------------------------------------------------





                   INTERNATIONAL EQUITY       LARGE CAP GROWTH
                        PORTFOLIO                PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $     --    $     --     $     --    $     --
----------------------------------------------------------------
All Others          230,741     215,833      191,599     171,407
----------------------------------------------------------------
Total              $230,741    $215,833     $191,599    $171,407
----------------------------------------------------------------





                      MID CAP VALUE         MODERATE ALLOCATION
                        PORTFOLIO                PORTFOLIO
                  ---------------------    --------------------
                  PURCHASES      SALES     PURCHASES     SALES
U.S. Government
  Securities       $     --    $     --     $     --    $    --
---------------------------------------------------------------
All Others          108,223     135,135      136,859     59,782
---------------------------------------------------------------
Total              $108,223    $135,135     $136,859    $59,782
---------------------------------------------------------------





                    SMALL CAP GROWTH           TOTAL RETURN
                        PORTFOLIO               PORTFOLIO
                  --------------------    ---------------------
                  PURCHASES     SALES     PURCHASES      SALES
U.S. Government
  Securities       $    --     $    --     $ 46,216    $ 62,327
---------------------------------------------------------------
All Others          39,541      50,164      102,400     115,269
---------------------------------------------------------------
Total              $39,541     $50,164     $148,616    $177,596
---------------------------------------------------------------






M-360    MainStay VP Series Fund, Inc.

       CAPITAL APPRECIATION         COMMON STOCK
            PORTFOLIO                PORTFOLIO
      ---------------------    ---------------------
      PURCHASES      SALES     PURCHASES      SALES
       $     --    $     --     $     --    $     --
----------------------------------------------------
        134,107     224,231      501,167     507,388
----------------------------------------------------
       $134,107    $224,231     $501,167    $507,388
----------------------------------------------------





        DEVELOPING GROWTH          FLOATING RATE
            PORTFOLIO                PORTFOLIO
      ---------------------    --------------------
      PURCHASES      SALES     PURCHASES     SALES
       $     --    $     --     $    --     $    --
---------------------------------------------------
        120,673     116,363      14,381      21,818
---------------------------------------------------
       $120,673    $116,363     $14,381     $21,818
---------------------------------------------------





       HIGH YIELD CORPORATE      ICAP SELECT EQUITY
          BOND PORTFOLIO             PORTFOLIO
      ---------------------    ---------------------
      PURCHASES      SALES     PURCHASES      SALES
       $     --    $     --     $     --    $     --
----------------------------------------------------
        169,579     211,042      333,901     291,793
----------------------------------------------------
       $169,579    $211,042     $333,901    $291,793
----------------------------------------------------





           MID CAP CORE           MID CAP GROWTH
            PORTFOLIO                PORTFOLIO
      ---------------------    --------------------
      PURCHASES      SALES     PURCHASES     SALES
       $     --    $     --     $    --     $    --
---------------------------------------------------
        253,040     276,594      32,993      77,761
---------------------------------------------------
       $253,040    $276,594     $32,993     $77,761
---------------------------------------------------





         MODERATE GROWTH          S&P 500 INDEX
      ALLOCATION PORTFOLIO          PORTFOLIO
      --------------------    --------------------
      PURCHASES     SALES     PURCHASES     SALES
       $     --    $    --     $    --     $    --
--------------------------------------------------
        146,432     73,472      19,271      97,498
--------------------------------------------------
       $146,432    $73,472     $19,271     $97,498
--------------------------------------------------





                                               mainstayinvestments.com     M-361

NOTE 9--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the six months ended June 30, 2008, and the year ended December 31, 2007, were as follows:

BALANCED PORTFOLIO


 INITIAL CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                       78,130   $   823,118
Shares redeemed                  (53,906)     (563,363)
                                ----------------------
Net increase                      24,224   $   259,755
                                ======================
Year ended December 31, 2007:
Shares sold                      236,644   $ 2,723,669
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               52,621       574,491
Shares redeemed                 (584,249)   (6,710,047)
                                ----------------------
Net decrease                    (294,984)  $(3,411,887)
                                ======================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      661,734   $  6,934,045
Shares redeemed               (2,225,881)   (23,272,462)
                              -------------------------
Net decrease                  (1,564,147)  $(16,338,417)
                              =========================
Year ended December 31,
  2007:
Shares sold                    3,934,030   $ 45,292,888
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,015,008     11,056,214
Shares redeemed               (2,492,699)   (28,536,382)
                              -------------------------
Net increase                   2,456,339   $ 27,812,720
                              =========================



BOND PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    5,158,250   $ 72,842,687
Shares redeemed               (5,324,438)   (74,995,105)
                              -------------------------
Net decrease                    (166,188)  $ (2,152,418)
                              =========================
Year ended December 31,
  2007:
Shares sold                    9,255,648   $128,087,502
Shares issued to
  shareholders in
  reinvestment of dividends    1,293,334     17,763,775
Shares redeemed               (4,252,406)   (58,790,440)
                              -------------------------
Net increase                   6,296,576   $ 87,060,837
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    3,461,840   $ 48,747,611
Shares redeemed                 (858,308)   (12,033,987)
                               ------------------------
Net increase                   2,603,532   $ 36,713,624
                               ========================
Year ended December 31, 2007:
Shares sold                    2,989,053   $ 41,242,325
Shares issued to shareholders
  in reinvestment of
  dividends                      337,789      4,621,525
Shares redeemed                 (910,039)   (12,538,549)
                               ------------------------
Net increase                   2,416,803   $ 33,325,301
                               ========================



CAPITAL APPRECIATION PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      391,470   $   9,716,899
Shares redeemed               (2,343,086)    (58,069,859)
                              --------------------------
Net decrease                  (1,951,616)  $ (48,352,960)
                              ==========================
Year ended December 31,
  2007:
Shares sold                    1,033,551   $  27,215,543
Shares issued to
  shareholders in
  reinvestment of dividends       33,353         950,025
Shares redeemed               (6,472,824)   (171,272,401)
                              --------------------------
Net decrease                  (5,405,920)  $(143,106,833)
                              ==========================




 SERVICE CLASS                   SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                     152,110   $  3,784,705
Shares redeemed                (244,545)    (6,071,606)
                               -----------------------
Net decrease                    (92,435)  $ (2,286,901)
                               =======================
Year ended December 31, 2007:
Shares sold                     334,194   $  8,903,442
Shares redeemed                (455,513)   (12,047,975)
                               -----------------------
Net decrease                   (121,319)  $ (3,144,533)
                               =======================






M-362    MainStay VP Series Fund, Inc.

CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)           SHARES
Six months ended June 30, 2008:
Shares sold                           413,694,045
Shares issued to shareholders in
  reinvestment of dividends            10,682,355
Shares redeemed                      (186,960,167)
                                     ------------
Net increase                          237,416,233
                                     ============
Year ended December 31, 2007:
Shares sold                           746,037,149
Shares issued to shareholders in
  reinvestment of dividends            21,340,095
Shares redeemed                      (513,903,776)
                                     ------------
Net increase                          253,473,468
                                     ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,180,101   $  47,918,540
Shares redeemed               (2,718,310)    (59,643,375)
                              --------------------------
Net decrease                    (538,209)  $ (11,724,835)
                              ==========================
Year ended December 31,
  2007:
Shares sold                    2,929,233   $  73,406,847
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,332,994      81,462,067
Shares redeemed               (5,521,932)   (140,715,938)
                              --------------------------
Net increase                     740,295   $  14,152,976
                              ==========================




 SERVICE CLASS                   SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                     253,490   $ 5,555,022
Shares redeemed                (253,671)   (5,527,349)
                               ----------------------
Net increase (decrease)            (181)  $    27,673
                               ======================
Year ended December 31, 2007:
Shares sold                     859,810   $21,727,561
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   285,745     6,951,279
Shares redeemed                (266,770)   (6,667,573)
                               ----------------------
Net increase                    878,785   $22,011,267
                               ======================



CONSERVATIVE ALLOCATION PORTFOLIO

 INITIAL CLASS                   SHARES       AMOUNT
Six months ended June 30,
  2008:
Shares sold                     185,549   $1,995,978
Shares redeemed                 (64,529)    (689,994)
                                --------------------
Net increase                    121,020   $1,305,984
                                ====================
Year ended December 31, 2007:
Shares sold                     165,070   $1,838,171
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               9,643      106,057
Shares redeemed                 (73,247)    (815,213)
                                --------------------
Net increase                    101,466   $1,129,015
                                ====================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    6,554,699   $ 70,195,081
Shares redeemed               (1,414,759)   (15,161,228)
                              -------------------------
Net increase                   5,139,940   $ 55,033,853
                              =========================
Year ended December 31,
  2007:
Shares sold                   10,982,673   $122,301,722
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              642,510      7,053,139
Shares redeemed               (1,248,541)   (13,959,940)
                              -------------------------
Net increase                  10,376,642   $115,394,921
                              =========================



CONVERTIBLE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      540,639   $  7,242,575
Shares redeemed               (1,587,021)   (21,359,242)
                              -------------------------
Net decrease                  (1,046,382)  $(14,116,667)
                              =========================
Year ended December 31,
  2007:
Shares sold                      638,510   $  8,850,174
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              805,617     11,423,909
Shares redeemed               (3,368,441)   (46,028,303)
                              -------------------------
Net decrease                  (1,924,314)  $(25,754,220)
                              =========================





                                               mainstayinvestments.com     M-363

 SERVICE CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,241,873   $30,037,824
Shares redeemed                 (330,314)   (4,403,760)
                               -----------------------
Net increase                   1,911,559   $25,634,064
                               =======================
Year ended December 31, 2007:
Shares sold                    2,090,407   $28,806,076
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    475,402     6,716,539
Shares redeemed                 (727,327)   (9,833,725)
                               -----------------------
Net increase                   1,838,482   $25,688,890
                               =======================



DEVELOPING GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                      316,070   $ 4,082,550
Shares redeemed                 (526,598)   (6,645,240)
                                ----------------------
Net decrease                    (210,528)  $(2,562,690)
                                ======================
Year ended December 31, 2007:
Shares sold                      563,606   $ 7,814,978
Shares issued to shareholders
  in reinvestment of
  distributions                   94,560     1,444,335
Shares redeemed                 (671,571)   (9,141,080)
                                ----------------------
Net increase (decrease)          (13,405)  $   118,233
                                ======================




 SERVICE CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                      827,525   $10,272,583
Shares redeemed                 (569,960)   (7,171,621)
                               -----------------------
Net increase                     257,565   $ 3,100,962
                               =======================
Year ended December 31, 2007:
Shares sold                    1,710,290   $23,872,920
Shares issued to shareholders
  in reinvestment of
  distributions                  149,748     2,260,581
Shares redeemed                 (440,997)   (5,791,888)
                               -----------------------
Net increase                   1,419,041   $20,341,613
                               =======================



FLOATING RATE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    1,219,621   $ 11,052,775
Shares issued to
  shareholders in
  reinvestment of dividends      177,109      1,614,652
Shares redeemed                 (159,654)    (1,461,126)
                              -------------------------
Net increase                   1,237,076   $ 11,206,301
                              =========================
Year ended December 31,
  2007:
Shares sold                    3,232,412   $ 31,451,890
Shares issued to
  shareholders in
  reinvestment of dividends      311,519      3,019,947
Shares redeemed               (2,952,308)   (29,099,790)
                              -------------------------
Net increase                     591,623   $  5,372,047
                              =========================




 SERVICE CLASS                    SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                    1,255,794   $  11,530,426
Shares issued to
  shareholders in
  reinvestment of dividends      697,950       6,358,787
Shares redeemed               (6,668,364)    (60,877,680)
                             ---------------------------
Net decrease                  (4,714,620)  $ (42,988,467)
                             ===========================
Year ended December 31,
  2007:
Shares sold                   14,720,404   $ 144,133,764
Shares issued to
  shareholders in
  reinvestment of dividends    1,768,989      17,143,136
Shares redeemed              (10,496,811)   (101,749,842)
                             ---------------------------
Net increase                   5,992,582   $  59,527,058
                             ===========================



GOVERNMENT PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,591,420   $ 29,049,510
Shares redeemed               (1,730,296)   (19,359,794)
                              -------------------------
Net increase                     861,124   $  9,689,716
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,043,155   $ 11,487,895
Shares issued to
  shareholders in
  reinvestment of dividends      758,435      8,209,965
Shares redeemed               (3,803,529)   (41,812,813)
                              -------------------------
Net decrease                  (2,001,939)  $(22,114,953)
                              =========================






M-364    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    5,727,820   $ 63,922,183
Shares redeemed               (1,404,194)   (15,641,902)
                              -------------------------
Net increase                   4,323,626   $ 48,280,281
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,233,107   $ 24,462,296
Shares issued to
  shareholders in
  reinvestment of dividends      364,787      3,933,719
Shares redeemed                 (828,242)    (9,070,213)
                              -------------------------
Net increase                   1,769,652   $ 19,325,802
                              =========================



GROWTH ALLOCATION

 INITIAL CLASS                   SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                     472,415   $ 5,149,944
Shares redeemed                 (43,464)     (476,175)
                               ----------------------
Net increase                    428,951   $ 4,673,769
                               ======================
Year ended December 31, 2007:
Shares sold                     894,797   $10,637,387
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    69,406       814,727
Shares redeemed                (155,266)   (1,826,232)
                               ----------------------
Net increase                    808,937   $ 9,625,882
                               ======================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    3,249,018   $ 35,494,283
Shares redeemed                 (749,499)    (8,023,408)
                               ------------------------
Net increase                   2,499,519   $ 27,470,875
                               ========================
Year ended December 31, 2007:
Shares sold                    7,976,110   $ 94,370,171
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    639,305      7,491,219
Shares redeemed                 (892,574)   (10,649,912)
                               ------------------------
Net increase                   7,722,841   $ 91,211,478
                               ========================



HIGH YIELD CORPORATE BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,829,110   $  27,929,843
Shares redeemed              (14,349,257)   (142,049,053)
                             ---------------------------
Net decrease                 (11,520,147)  $(114,119,210)
                             ===========================
Year ended December 31,
  2007:
Shares sold                    6,938,050   $  74,142,553
Shares issued to
  shareholders in
  reinvestment of dividends    5,822,276      59,471,886
Shares redeemed              (18,702,594)   (198,834,394)
                             ---------------------------
Net decrease                  (5,942,268)  $ (65,219,955)
                             ===========================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,977,868   $ 29,397,282
Shares redeemed               (3,968,407)   (38,946,388)
                              -------------------------
Net decrease                    (990,539)  $ (9,549,106)
                              =========================
Year ended December 31,
  2007:
Shares sold                   11,353,220   $120,993,588
Shares issued to
  shareholders in
  reinvestment of dividends    3,845,184     39,108,471
Shares redeemed               (3,569,630)   (37,568,867)
                              -------------------------
Net increase                  11,628,774   $122,533,192
                              =========================



ICAP SELECT EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,730,417   $ 36,356,850
Shares issued in connection
  with acquisition of VP
  Value Portfolio             36,783,525    514,529,339
Shares redeemed               (3,233,823)   (42,736,305)
                              -------------------------
Net increase                  36,280,119   $508,149,884
                              =========================
Year ended December 31,
  2007:
Shares sold                    4,187,748   $ 60,472,089
Shares issued in connection
  with acquisition of VP
  Income & Growth Portfolio    4,331,909     62,729,172
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              567,753      8,510,583
Shares redeemed               (1,459,022)   (21,535,457)
                              -------------------------
Net increase                   7,628,388   $110,176,387
                              =========================





                                               mainstayinvestments.com     M-365

 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,617,644   $ 34,688,418
Shares issued in connection
  with acquisition of VP
  Value Portfolio              9,163,348    127,386,995
Shares redeemed                 (527,440)    (6,951,829)
                              -------------------------
Net increase                  11,253,552   $155,123,584
                              =========================
Year ended December 31,
  2007:
Shares sold                    4,799,306   $ 70,114,555
Shares issued in connection
  with acquisition of VP
  Income & Growth Portfolio    3,268,514     47,107,023
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              329,472      4,914,989
Shares redeemed                 (546,033)    (8,056,374)
                              -------------------------
Net increase                   7,851,259   $114,080,193
                              =========================



INTERNATIONAL EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    1,311,159   $ 22,529,201
Shares redeemed               (2,085,924)   (35,546,017)
                              -------------------------
Net decrease                    (774,765)  $(13,016,816)
                              =========================
Year ended December 31,
  2007:
Shares sold                    3,825,366   $ 74,405,355
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,329,799     25,244,155
Shares redeemed               (4,589,425)   (89,749,408)
                              -------------------------
Net increase                     565,740   $  9,900,102
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    1,489,713   $ 25,534,914
Shares redeemed                 (898,098)   (15,200,314)
                              -------------------------
Net increase                     591,615   $ 10,334,600
                              =========================
Year ended December 31,
  2007:
Shares sold                    4,996,795   $ 96,697,283
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,072,137     20,231,372
Shares redeemed               (1,059,050)   (20,370,058)
                              -------------------------
Net increase                   5,009,882   $ 96,558,597
                              =========================



LARGE CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    2,528,077   $ 35,116,159
Shares redeemed               (2,491,704)   (35,407,109)
                              -------------------------
Net increase (decrease)           36,373   $   (290,950)
                              =========================
Year ended December 31,
  2007:
Shares sold                    5,401,865   $ 72,946,968
Shares issued to
  shareholders in
  reinvestment of dividends        3,094         47,191
Shares redeemed               (2,340,802)   (32,209,190)
                              -------------------------
Net increase                   3,064,157   $ 40,784,969
                              =========================




 SERVICE CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                    1,840,092   $25,687,376
Shares redeemed                 (337,377)   (4,621,342)
                               -----------------------
Net increase                   1,502,715   $21,066,034
                               =======================
Year ended December 31, 2007:
Shares sold                    2,310,224   $32,212,229
Shares redeemed                 (469,235)   (6,355,993)
                               -----------------------
Net increase                   1,840,989   $25,856,236
                               =======================



MID CAP CORE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      414,109   $  5,761,752
Shares redeemed               (1,921,743)   (26,605,730)
                              -------------------------
Net decrease                  (1,507,634)  $(20,843,978)
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,604,437   $ 26,718,444
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,346,783     20,792,558
Shares redeemed               (2,006,070)   (32,953,552)
                              -------------------------
Net increase                     945,150   $ 14,557,450
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      612,252   $  8,533,852
Shares redeemed                 (947,798)   (12,975,550)
                               ------------------------
Net decrease                    (335,546)  $ (4,441,698)
                               ========================
Year ended December 31, 2007:
Shares sold                    2,740,670   $ 45,229,908
Shares issued to shareholders
  in reinvestment of
  dividends and distributions  1,076,226     16,503,681
Shares redeemed                 (972,832)   (15,674,747)
                               ------------------------
Net increase                   2,844,064   $ 46,058,842
                               ========================






M-366    MainStay VP Series Fund, Inc.

MID CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      421,666   $  6,144,115
Shares redeemed               (1,499,037)   (21,613,657)
                              -------------------------
Net decrease                  (1,077,371)  $(15,469,542)
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,181,419   $ 19,286,151
Shares issued to
  shareholders in
  reinvestment of
  distributions                  743,362     12,122,863
Shares redeemed               (2,532,325)   (40,492,659)
                              -------------------------
Net decrease                    (607,544)  $ (9,083,645)
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      583,097   $  8,316,919
Shares redeemed               (1,100,036)   (15,528,354)
                              -------------------------
Net decrease                    (516,939)  $ (7,211,435)
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,114,927   $ 34,199,879
Shares issued to
  shareholders in
  reinvestment of
  distributions                  865,068     13,940,414
Shares redeemed               (1,142,325)   (18,056,226)
                              -------------------------
Net increase                   1,837,670   $ 30,084,067
                              =========================



MID CAP VALUE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      249,801   $  2,997,177
Shares redeemed               (2,021,267)   (23,973,752)
                              -------------------------
Net decrease                  (1,771,466)  $(20,976,575)
                              =========================
Year ended December 31,
  2007:
Shares sold                      759,713   $ 10,997,876
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,934,381     25,299,500
Shares redeemed               (3,027,873)   (43,361,352)
                              -------------------------
Net decrease                    (333,779)  $ (7,063,976)
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      513,824   $  6,149,325
Shares redeemed               (1,478,837)   (17,413,147)
                              -------------------------
Net decrease                    (965,013)  $(11,263,822)
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,295,708   $ 33,118,936
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,495,121     19,458,688
Shares redeemed               (1,353,660)   (19,228,313)
                              -------------------------
Net increase                   2,437,169   $ 33,349,311
                              =========================



MODERATE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                      314,558   $ 3,438,111
Shares redeemed                  (45,170)     (492,582)
                                ----------------------
Net increase                     269,388   $ 2,945,529
                                ======================
Year ended December 31, 2007:
Shares sold                      630,197   $ 7,210,130
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               43,097       488,106
Shares redeemed                 (130,042)   (1,471,161)
                                ----------------------
Net increase                     543,252   $ 6,227,075
                                ======================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    8,149,080   $ 88,567,557
Shares redeemed               (1,304,074)   (14,132,962)
                              -------------------------
Net increase                   6,845,006   $ 74,434,595
                              =========================
Year ended December 31,
  2007:
Shares sold                   13,224,374   $150,954,259
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              987,828     11,168,806
Shares redeemed               (1,505,347)   (17,143,880)
                              -------------------------
Net increase                  12,706,855   $144,979,185
                              =========================





                                               mainstayinvestments.com     M-367

MODERATE GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                   SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                     527,115   $ 5,760,173
Shares redeemed                 (78,787)     (859,631)
                               ----------------------
Net increase                    448,328   $ 4,900,542
                               ======================
Year ended December 31, 2007:
Shares sold                     976,528   $11,403,811
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    88,373     1,020,061
Shares redeemed                (122,108)   (1,425,779)
                               ----------------------
Net increase                    942,793   $10,998,093
                               ======================




 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                    7,417,182   $ 80,654,079
Shares redeemed               (1,145,771)   (12,369,583)
                              -------------------------
Net increase                   6,271,411   $ 68,284,496
                              =========================
Year ended December 31,
  2007:
Shares sold                   14,991,315   $174,830,397
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,355,707     15,621,747
Shares redeemed               (1,291,963)   (15,149,902)
                              -------------------------
Net increase                  15,055,059   $175,302,242
                              =========================



S&P 500 INDEX PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                    1,002,602   $  28,579,025
Shares redeemed               (3,448,345)    (96,321,770)
                              --------------------------
Net decrease                  (2,445,743)  $ (67,742,745)
                              ==========================
Year ended December 31,
  2007:
Shares sold                    1,903,267   $  58,214,923
Shares issued to
  shareholders in
  reinvestment of dividends      603,085      18,818,225
Shares redeemed               (7,550,238)   (230,277,545)
                              --------------------------
Net decrease                  (5,043,886)  $(153,244,397)
                              ==========================






 SERVICE CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      480,944   $ 13,422,051
Shares redeemed                 (632,493)   (17,488,083)
                               ------------------------
Net decrease                    (151,549)  $ (4,066,032)
                               ========================
Year ended December 31, 2007:
Shares sold                    1,296,627   $ 39,107,467
Shares issued to shareholders
  in reinvestment of
  dividends                      138,073      4,290,898
Shares redeemed                 (867,929)   (26,309,915)
                               ------------------------
Net increase                     566,771   $ 17,088,450
                               ========================



SMALL CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      240,963   $  2,337,169
Shares redeemed                 (798,936)    (7,676,631)
                              -------------------------
Net decrease                    (557,973)  $ (5,339,462)
                              =========================
Year ended December 31,
  2007:
Shares sold                      480,146   $  5,688,346
Shares issued to
  shareholders in
  reinvestment of
  distributions                  513,589      5,829,966
Shares redeemed               (1,861,908)   (22,158,943)
                              -------------------------
Net decrease                    (868,173)  $(10,640,631)
                              =========================




 SERVICE CLASS                   SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                     413,540   $  3,978,347
Shares redeemed                (664,011)    (6,302,797)
                               -----------------------
Net decrease                   (250,471)  $ (2,324,450)
                               =======================
Year ended December 31, 2007:
Shares sold                     864,800   $ 10,146,760
Shares issued to shareholders
  in reinvestment of
  distributions                 581,591      6,524,494
Shares redeemed                (968,830)   (11,432,970)
                               -----------------------
Net increase                    477,561   $  5,238,284
                               =======================






M-368    MainStay VP Series Fund, Inc.

TOTAL RETURN PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six months ended June 30,
  2008:
Shares sold                      106,967   $  1,873,438
Shares redeemed               (2,366,770)   (41,460,215)
                              -------------------------
Net decrease                  (2,259,803)  $(39,586,777)
                              =========================
Year ended December 31,
  2007:
Shares sold                      699,671   $ 13,832,982
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,841,161     34,555,547
Shares redeemed               (3,952,918)   (77,067,838)
                              -------------------------
Net decrease                  (1,412,086)  $(28,679,309)
                              =========================




 SERVICE CLASS                    SHARES        AMOUNT
Six months ended June 30,
  2008:
Shares sold                      243,142   $ 4,264,440
Shares redeemed                 (317,494)   (5,550,617)
                                ----------------------
Net decrease                     (74,352)  $(1,286,177)
                                ======================
Year ended December 31, 2007:
Shares sold                      355,240   $ 6,881,562
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              277,060     5,181,275
Shares redeemed                 (411,672)   (8,019,938)
                                ----------------------
Net increase                     220,628   $ 4,042,899
                                ======================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--OTHER MATTERS:

In 2004, the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund, a fund advised by NYLIM, and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter. The MainStay Equity Index Fund is not a series of the MainStay VP Series Fund, Inc.

NOTE 12--FUND ACQUISITION:

On May 16, 2008, ICAP Select Equity Portfolio acquired the assets, including the investments, and assumed the identified liabilities of Value Portfolio, each a series of the Fund.

This transaction was completed after shareholders approved the plan of reorganization on March 17, 2008. The aggregate net assets of ICAP Select Equity Portfolio immediately before the acquisition were $430,481,061 and the combined net assets after the acquisition were $1,072,397,395.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
VP Value Portfolio
  Initial Class               33,487,938   $514,529,339
  Service Class                8,342,083    127,386,995
-------------------------------------------------------



In exchange for the Value Portfolio shares and net assets, ICAP Select Equity Portfolio issued 36,783,525 Initial Class shares and 9,163,348 Service Class shares.

VP Value Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                           ACCUMULATED
                       TOTAL       CAPITAL    UNREALIZED  NET REALIZED
                  NET ASSETS         STOCK  APPRECIATION          LOSS
VP Value
  Portfolio     $641,916,334  $625,456,965   $16,871,299     $(411,930)
----------------------------------------------------------------------






                                               mainstayinvestments.com     M-369

BOARD CONSIDERATION AND APPROVAL OF REVISED AND RESTATED MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of MainStay VP Series Fund, Inc. ("Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement and Sub-Advisory Agreements (collectively, the "Agreements") for the following Portfolios of the Fund ("Portfolios") for one year effective August 1, 2008:

   Management Agreement with New York Life Investment Management LLC ("NYLIM")

                       MainStay VP Mid Cap Value Portfolio
                       MainStay VP Mid Cap Core Portfolio
                      MainStay VP Mid Cap Growth Portfolio
                     MainStay VP Small Cap Growth Portfolio
                         MainStay VP Balanced Portfolio
                  MainStay VP Conservative Allocation Portfolio
                    MainStay VP Moderate Allocation Portfolio
                MainStay VP Moderate Growth Allocation Portfolio
                     MainStay VP Growth Allocation Portfolio
                       MainStay VP Floating Rate Portfolio

 Sub-Advisory Agreement between NYLIM and MacKay Shields LLC ("MacKay Shields")

                   MainStay VP Capital Appreciation Portfolio
               MainStay VP Cash Management, Convertible Portfolio
                        MainStay VP Government Portfolio
                 MainStay VP High Yield Corporate Bond Portfolio
                   MainStay VP International Equity Portfolio
                      MainStay VP Mid Cap Growth Portfolio
                       MainStay VP Mid Cap Value Portfolio
                     MainStay VP Small Cap Growth Portfolio
                       MainStay VP Total Return Portfolio

   Sub-Advisory Agreement between NYLIM and Institutional Capital LLC ("ICAP")

                    MainStay VP ICAP Select Equity Portfolio

    Sub-Advisory Agreement between NYLIM and Winslow Capital Management Inc.
                                   ("Winslow")

                     MainStay VP Large Cap Growth Portfolio

 Sub-Advisory Agreement between NYLIM and Lord Abbett & Co. LLC ("Lord Abbett")

                     MainStay VP Developing Growth Portfolio

The Board considered and approved the Agreements for each series of the Fund at its December 2007 meeting, and policyholders and contract owners of certain series of the Fund approved an amended and restated management agreement at a meeting held on March 17, 2008. The Board's reconsideration and re-approval of the Agreements in June 2008 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its second quarter meetings going forward.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information throughout the year prepared specifically in connection with the contract review process that took place between April 2008 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on each Portfolio prepared by the Investment Consulting Group at NYLIM. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, a report on certain Portfolios prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on a Portfolio's investment performance, management and sub-advisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Portfolios to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board also considered NYLIM's rationale for restating the affiliates' sub-advisory agreements, which include non-material amendments.

In determining to approve the Agreements, the members of the Board reviewed and evaluated this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by NYLIM as manager of the Portfolios and MacKay Shields, ICAP,


M-370    MainStay VP Series Fund, Inc.

Winslow and Lord Abbett (collectively, the "Sub-Advisers") as sub-advisers to certain Portfolios (the "Sub-Advised Portfolios"); (ii) the investment performance of each Portfolio; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates and each Sub-Adviser from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and sub-advisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds.

While the members of the Board may have weighed certain factors noted above differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in December 2007 and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND THE SUB-ADVISERS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM and each Sub-Adviser provides to the Portfolios. The Board evaluated NYLIM's experience in serving as manager of the Portfolios, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing the fund sub-advisers. The Board considered the experience of senior personnel at NYLIM providing investment advisory, management and administrative services to the Portfolios, as well as NYLIM's reputation and financial condition. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, for overseeing the Sub-Advisers' compliance with the Portfolios' policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers.

The Board also examined the nature, extent and quality of the services that each Sub-Adviser provides to the Sub-Advised Portfolios. The Board evaluated each Sub-Adviser's experience in serving as sub-adviser to the Sub-Advised Portfolios, noting that each Sub-Adviser advises other investment advisory clients. It examined each Sub-Adviser's track record and experience in providing investment advisory services to the Sub-Advised Portfolios, the experience of investment advisory, senior management and administrative personnel at each Sub-Adviser, and each Sub-Adviser's overall legal and compliance environment. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers. The Board also reviewed each Sub-Adviser's willingness to invest in personnel designed to benefit the Portfolios.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's and each Sub-Adviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of the Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Portfolios throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on each Portfolio's gross and net returns, the Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio's risk-adjusted investment performance, and the Portfolio's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of certain Portfolios as compared to similar mutual funds managed by other investment advisers.

In considering each Portfolio's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those

                                               mainstayinvestments.com     M-371
actions. In considering a Portfolio's investment performance, the Board focused principally on the Portfolio's long-term performance track record.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other portfolios advised by NYLIM (including the Portfolios), the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

As part of its evaluation of Portfolio investment performance, the Board gave particular attention to any information indicating underperformance of certain Portfolios for specific time periods relative to a peer group or benchmark, and NYLIM's or a Sub-Adviser's explanation for such underperformance. With respect to the MainStay VP International Equity Portfolio, the Board noted that although the Portfolio has favorable long-term investment performance relative to peer funds, its investment performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board, NYLIM has presented to the Board a plan pursuant to which NYLIM has committed to add additional resources dedicated to the portfolio management of this Portfolio.

Regarding the MainStay VP Mid Cap Value Portfolio and MainStay VP Small Cap Growth Portfolio, the Board took note of each Portfolio's comparably unfavorable investment performance when compared to its respective Lipper performance universe over various time periods. The Board noted, however, the improved investment performance of the MainStay VP Mid Cap Value Portfolio for the one-year period ended March 31, 2008. In response to discussions with the Board, NYLIM has committed to take actions designed to improve each Portfolio's investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's investment performance over time has been satisfactory or, in the case of those Portfolios specifically mentioned above, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Portfolios disclose more information about their investment performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Portfolios' prospectuses.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND EACH SUB-ADVISER

The Board considered the costs of the services provided by NYLIM and the Sub-Advisers under the management and sub-advisory agreements, as applicable, and the profitability of NYLIM and its affiliates and the Sub-Advisers due to their relationship with the Portfolios over various time periods. Because MacKay Shields and ICAP are affiliates of NYLIM whose sub-advisory fees for advising the Portfolios are paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and these Sub-Advisers in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates and the Sub-Advisers arising from their relationship with the Portfolios, the Board considered, among other things, NYLIM's and the Sub-Advisers' investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that NYLIM is responsible for paying the sub-advisory fee for the Sub-Advised Portfolios. The Board acknowledged that NYLIM and the Sub-Advisers must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM and its affiliates and Lord Abbett regarding the profitability realized by them due to their overall relationship with the Portfolios. For NYLIM and these Sub-Advisers, the Board considered information illustrating the revenues and expenses allocated to the Portfolios. With respect to Winslow, the Board considered representations from Winslow and NYLIM that the sub-advisory fee paid by NYLIM to Winslow was the result of arm's-length negotiations. For both Lord Abbett and Winslow, which are Sub-Advisers not affiliated with NYLIM, the Board focused primarily on the profitability of the relationship among NYLIM, its affiliates and the Portfolios. The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Portfolios was reasonable in all material respects.



M-372    MainStay VP Series Fund, Inc.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by NYLIM, its affiliates and the Sub-Advisers due to their relationships with the Portfolios. The Board recognized, for example, the benefits to NYLIM and the Sub-Advisers from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and the Sub-Advisers in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Portfolios, NYLIM affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Portfolios to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by NYLIM and its affiliates (including MacKay Shields and ICAP) and Lord Abbett due to their relationships with the Portfolios are fair and reasonable. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the MainStay VP Large Cap Growth Portfolio are the result of arm's-length negotiations between NYLIM and Winslow, and are based on sub-advisory fees paid to Winslow by NYLIM, not the Portfolio.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how a Portfolio's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which a Portfolio benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as a Portfolio's assets grow over time. The Board also observed that NYLIM subsidizes certain Portfolios' overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses, with respect to the Agreements, because MacKay Shields and ICAP are affiliates of NYLIM whose subadvisory fees for advising the Portfolios are paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Portfolios to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and the Sub-Advisers on the fees that NYLIM and each Sub-Adviser charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the relative scope of services provided to the Portfolios as opposed to NYLIM's and each Sub-Adviser's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of a Portfolio's management fee when compared to similar fees charged by NYLIM and each Sub-Adviser to other investment advisory clients, and fees charged by other investment advisers to mutual funds in a Portfolio's peer group.

In assessing the reasonableness of each Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of certain Portfolio share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that each Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.


                                               mainstayinvestments.com     M-373

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that NYLIM uses to vote proxies related to the Portfolios' securities is available without charge, upon request,
(i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-598-2019. You can also obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.



M-374    MainStay VP Series Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to separate notices, special meetings of certain shareholders of the Fund were held on March 17, 2008 at 2:00 pm and 2:30 pm, respectively, at the offices of NYLIM in Parsippany, New Jersey.

1. The purpose of the first meeting was to present the following proposal for the consideration of The Value Portfolio's shareholders:

     To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Portfolio by the ICAP Select Equity Portfolio, in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Value Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent liquidation and dissolution of the Value Portfolio

The proposal was discussed in detail in the proxy/prospectus related to this proposal. No other business came before the special meeting. The proposal was passed by the shareholders of the Value Portfolio as shown below.

   VOTES FOR      VOTES AGAINST    VOTES ABSTAIN      TOTAL VOTED
25,927,043.633     930,495.589     9,816,856.636    36,674,395.858
------------------------------------------------------------------
    70.695%           2.537%          26.768%            100%
------------------------------------------------------------------



2. The purpose of the second meeting was to present the following proposal for consideration to shareholders of certain Portfolios of the Fund:

     To approve a revised and restated Management Agreement between NYLIM and the Fund that will consolidate the advisory services and administrative services into one Agreement, will introduce breakpoints and, for certain Portfolios, will impose an increase in overall fees.

This proposal was presented to shareholders of the following Portfolios:
     Bond Portfolio;
     Capital Appreciation Portfolio;
     Cash Management Portfolio;
     Common Stock Portfolio;
     Convertible Portfolio;
     Developing Growth Portfolio;
     Government Portfolio;
     High Yield Bond Portfolio;
     ICAP Select Equity Portfolio;
     International Equity Portfolio;
     Large Cap Growth Portfolio;
     S&P 500 Index Portfolio; and
     Total Return Portfolio

The proposal was discussed in detail in the proxy statement related to the proposal. No other business came before the special meeting. The proposal was passed by the shareholders of the Portfolios as shown below.



                                               mainstayinvestments.com     M-375

   VOTES FOR        VOTES AGAINST     VOTES ABSTAIN      TOTAL VOTED
                            BOND PORTFOLIO
----------------------------------------------------------------------
 41,190,622.506     4,970,531.569      252,950.419      46,414,104.494
----------------------------------------------------------------------
    88.746%            10.709%           0.545%              100%
----------------------------------------------------------------------
                    CAPITAL APPRECIATION PORTFOLIO
----------------------------------------------------------------------
 22,623,643.698     3,873,684.037      910,644.560      27,407,972.295
----------------------------------------------------------------------
    82.544%            14.133%           3.323%              100%
----------------------------------------------------------------------
                       CASH MANAGEMENT PORTFOLIO
----------------------------------------------------------------------
439,956,967.590    78,069,309.849    86,954,204.432    604,980,481.871
----------------------------------------------------------------------
    72.723%            12.904%           14.373%             100%
----------------------------------------------------------------------
                        COMMON STOCK PORTFOLIO
----------------------------------------------------------------------
 33,104,303.140     5,145,435.652     4,874,674.712     43,124,413.504
----------------------------------------------------------------------
    76.765%            11.932%           11.304%             100%
----------------------------------------------------------------------
                         CONVERTIBLE PORTFOLIO
----------------------------------------------------------------------
24,603,741,.744     3,802,541.074      288,507.154      28,694,789.972
----------------------------------------------------------------------
    85.743%            13.252%           1.005%              100%
----------------------------------------------------------------------
                      DEVELOPING GROWTH PORTFOLIO
----------------------------------------------------------------------
 5,791,923.747       812,847.409       32,608.636       6,637,379.792
----------------------------------------------------------------------
    87.262%            12.247%           0.491%              100%
----------------------------------------------------------------------
                         GOVERNMENT PORTFOLIO
----------------------------------------------------------------------
 20,855,682.421     2,514,737.130      201,607.223      23,572,026.774
----------------------------------------------------------------------
    88.476%            10.668%           0.855%              100%
----------------------------------------------------------------------
                  HIGH YIELD CORPORATE BOND PORTFOLIO
----------------------------------------------------------------------
124,609,854.794    19,546,185.818     1,930,786.684    146,086,827.296
----------------------------------------------------------------------
    85.298%            13.380%           1.322%              100%
----------------------------------------------------------------------
                     ICAP SELECT EQUITY PORTFOLIO
----------------------------------------------------------------------
 25,827,597.287     2,905,880.641      218,881.035      28,952,358.963
----------------------------------------------------------------------
    89.207%            10.037%           0.756%              100%
----------------------------------------------------------------------
                    INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------
 28,461,186.140     4,612,265.057     3,277,150.575     36,350,601.772
----------------------------------------------------------------------
    78.296%            12.688%           9.015%              100%
----------------------------------------------------------------------
                      LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------
 20,744,327.726     2,027,875.879      91,671.924       22,863,875.529
----------------------------------------------------------------------
    90.730%            8.869%            0.401%              100%
----------------------------------------------------------------------
                        S&P 500 INDEX PORTFOLIO
----------------------------------------------------------------------
 36,540,803.358     5,204,142.795     6,082,564.383     47,827,510.536
----------------------------------------------------------------------
    76.401%            10.881%           12.718%             100%
----------------------------------------------------------------------
                        TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------
 19,987,770.535     2,610,031.674      897,723.230      23,495,525.439
----------------------------------------------------------------------
    85.071%            11.109%           3.821%              100%
----------------------------------------------------------------------






M-376    MainStay VP Series Fund, Inc.

MAINSTAY VP PORTFOLIOS

MAINSTAY VP OFFERS A WIDE RANGE OF PORTFOLIOS. THE FULL ARRAY OF MAINSTAY VP OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY PORTFOLIOS
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO
MAINSTAY VP MID CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP VALUE PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

BLENDED PORTFOLIOS
MAINSTAY VP BALANCED PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO

INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP FLOATING RATE PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

ASSET ALLOCATION PORTFOLIOS
MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS
MACKAY SHIELDS LLC*
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC*
CHICAGO, ILLINOIS

LORD, ABBETT & CO., LLC
JERSEY CITY, NEW JERSEY

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA


DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

www.mainstayfunds.com

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report




         (RECYCLE LOGO)                                             MSVP10-08/08
                                                                    14373(08/08)

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

     Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on an evaluation of the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Fund's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Fund in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Fund's management, including the Fund's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not Applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of the principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: September 4, 2008


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: September 4, 2008

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.